UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Shares Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED SHARES PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Balanced Shares Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital. The Portfolio invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Portfolio’s assets invested in each type of security will vary. Normally, the Portfolio’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Portfolio will not purchase a security if as a result less than 25% of its net assets will be in fixed-income securities. The Portfolio may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor’s (S&P), Moody’s or Fitch). As an operating policy, the Portfolio will invest no more than 25% of its investments in high-yield debt securities rated CCC- or below.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate investments, preferred stocks and may use other investment techniques. The Portfolio invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Portfolio also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the performance for the Portfolio compared to its composite benchmark (the “Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively, for the one-, five- and 10-year periods ended December 31, 2007.

The Portfolio’s Class A shares outperformed the Composite for the annual period ended December 31, 2007. A description of both the equity and fixed-income portions of the Portfolio’s performance follows.

The equity allocation of the Portfolio outperformed its equity benchmark, the Russell 1000 Value Index, for the one-year period ended December 31, 2007. Broad-based, strong stock selection drove the Portfolio’s premium versus the Russell 1000 Value Index. The strong fundamental performance of the Portfolio’s holdings, as measured by superior earnings revisions, also helped as the market rewarded stocks with positive revisions and more predictable business models. On the sector selection side, the Portfolio’s underweight position in financials, as well as an emphasis on health care, consumer staples and technology, contributed positively to performance.

A broad liquidity crunch stemming from the U.S. subprime mortgage crisis caused the Portfolio’s fixed-income allocation to underperform its fixed-income benchmark, the LB Government/Credit Index, for the one-year period ended December 31, 2007, as Treasury yields fell and spreads widened across the fixed-income markets. Detracting from relative performance on the fixed-income side were an underweight position in U.S. government debt and exposure to subprime-related asset-backed securities (ABS) and Alt-A mortgage securities, which underperformed. (Alt-A or “alternative” mortgages are home loans made with less than full documentation.) Exposure to collateralized mortgage-backed securities (CMBS), high yield and emerging market debt securities also detracted from performance, while an underweight position in longer maturity corporates helped performance.

MARKET REVIEW AND INVESTMENT STRATEGY

After an extended period of unusual calm, volatility returned to the global capital markets. The catalyst was heightened concern about rising defaults on U.S. subprime mortgages. Initially, this concern depressed valuations of mortgage lenders directly exposed to these mortgages, as well as a range of complex financial instruments backed by mortgages and other loans. But worry about losses on loan-backed financial instruments soon spread throughout the credit markets and radiated outward. Ultimately, very few segments of the capital markets worldwide were unaffected. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across the fixed-income markets.

Serious delinquencies on U.S. subprime mortgage loans began to climb early this year, with the most recent loans—those that originated in 2006 and 2007—experiencing delinquencies at an unprecedented rate. In turn, cumulative loan losses began to rise, as well. Many subprime lenders went bankrupt or otherwise closed their doors, making refinancing impossible for many subprime homeowners and all but ensuring losses. Securitizations of subprime debt—whether in the form of ABS or collateralized debt obligations (CDOs)—also dried up with

AllianceBernstein Variable Products Series Fund

vanished investor demand, draining liquidity out of these markets. Subprime-backed ABS and Alt-A mortgage securities saw significant price deterioration, despite their AAA and AA ratings.

Central banks—including the European Central Bank, the U.S. Federal Reserve (the “Fed”), the Bank of Japan, the Bank of Canada and the Reserve Bank of Australia—responded by injecting liquidity into the markets via cheap loans to banks; the Fed also cut its discount rate. These measures culminated in the Fed’s dramatic 50-basis-point ease in September and an additional cut of 25 basis points in October, which aimed to restore confidence in the financial markets and put the economy on firmer footing.

The fixed-income markets posted a positive return of 7.23% for the annual period, as represented by the LB Government/Credit Index, with most of that return earned in the final six months of the annual period. Among fixed-income sectors, government securities outperformed in the recent flight to quality. Treasury securities, according to Lehman Brothers, posted a strong return of 9.01%, followed by Agency securities at 7.92%. Mortgage-backed securities (MBS) returned 6.90% and CMBS returned 5.57%. ABS posted a more modest return of 2.21% due to subprime mortgage concerns and weakness in the real estate industry. The flight to quality also impacted investment-grade corporates, which returned 4.56%, and high yield corporates, which returned 1.87%, as subprime and global liquidity concerns led to spread widening. For the year, investment-grade corporate spreads widened 110 basis points to end the period at 198 basis points over neutral-duration Treasuries, while high yield spreads widened 294 basis points to end the period at 569 basis points over Treasuries. Finally, emerging market debt returned 5.16% for the reporting period, as growth in emerging market countries remained quite strong, aided by solid commodity prices.

The Portfolio’s equity Relative Value Investment Team (the “Team”) continued its year-long migration to greater emphasis on consumer staples and health care stocks, which the Team believed would likely do well, even if the U.S. economy were to slow down. The Portfolio continued to be overweight in technology and underweight in interest-rate sensitive financials, utilities, consumer discretionary and energy stocks.

During the annual reporting period, the fixed-income portion of the Portfolio continued to be underweight in Treasuries and Agencies. Exposure to non-benchmark opportunities (mortgages, CMBS, ABS, high yield and select emerging market debt) was maintained. As spreads have widened, more opportunities within the corporate sector, especially A-rated and AA-rated banks and brokers, were identified. The Portfolio’s overall risk positioning remained modest.

BALANCED SHARES PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.9654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the unmanaged Lehman Brothers (LB) Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The LB Government/Credit Index represents a combination of two indices: the LB Government Index, which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index, which includes investment-grade bonds issued by corporations and non-corporate entities. The composite benchmark represents a 60% / 40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio is a “balanced” portfolio and must invest at least 25% of its total assets in fixed-income securities. The Portfolio has the risk that the allocation of the Portfolio’s investments between equity and fixed-income securities may have a more significant effect on the Portfolio’s net asset value when one of the asset classes is performing more poorly than the other. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Portfolio may invest in high-yield bonds (i.e., “junk bonds”), which involves a greater risk of default and price volatility than investing in other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. The Portfolio can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

BALANCED SHARES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Balanced Shares Portfolio Class A†	3.05%	9.22%	7.14%
AllianceBernstein Balanced Shares Portfolio Class B†	2.75%	8.95%	5.30%	*
Composite: 60% Russell 1000 Value Index / 40% Lehman Brothers Government/Credit Index	2.90%	10.58%	7.32%
Russell 1000 Value Index	-0.17%	14.63%	7.68%
Lehman Brothers Government/Credit Index	7.23%	4.43%	6.01%

* Since inception of the Portfolio’s Class B shares on 10/26/01.

† Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73% and 0.98% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN BALANCED SHARES PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s composite benchmark, a 60%/40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively, as well as the individual indices alone. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

BALANCED SHARES PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Shares Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$995.01	$3.47	0.69%
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.52	0.69%

Class B
Actual	$1,000	$993.48	$4.77	0.95%
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84	0.95%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BALANCED SHARES PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$10,452,815	6.1%
JPMorgan Chase & Co. (Bonds & Common Stock)	5,273,918	3.1
Exxon Mobil Corp.	4,899,987	2.9
Altria Group, Inc.	4,867,352	2.9
Emerson Electric Co	4,385,484	2.6
Wellpoint, Inc. (Bonds & Common Stock)	4,160,831	2.4
American International Group, Inc.	3,935,250	2.3
UnitedHealth Group, Inc.	3,503,640	2.1
ACE Ltd.	3,453,502	2.0
Total SA	3,130,540	1.8

	$48,063,319	28.2%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$38,478,749	23.2%
Industrials	25,512,660	15.4
Health Care	17,547,687	10.6
Energy	16,080,573	9.7
Information Technology	15,018,064	9.0
Consumer Staples	12,711,083	7.7
U.S. Treasuries	8,955,219	5.4
Consumer Discretionary	5,396,231	3.2
Commercial Mortgage-Backed Securities	4,072,754	2.4
Telecommunication Services	4,013,877	2.4
Mortgage Pass Throughs	3,457,002	2.1
Government Related	3,330,852	2.0
Other**	9,780,539	5.9
Short-Term Investments	1,678,000	1.0

Total Investments	$166,033,290	100.0%

*	Long-Term Investments

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. “Other” represents less than 2.0% weightings in the following sectors: Asset Backed Securities, Corporate Sector, Emerging Markets-Non-Investment Grades, Inflation-Linked, Materials, Mortgage CMOs, Non-Corporate Sectors and Utilities.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poors. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–64.2%

FINANCIALS–15.8%
CAPITAL MARKETS–3.9%
Bank of New York Mellon Corp.	16,320	$795,763
Franklin Resources, Inc.	11,700	1,338,831
The Goldman Sachs Group, Inc.	1,600	344,080
Lehman Brothers Holdings, Inc.	9,900	647,856
Merrill Lynch & Co., Inc.	22,400	1,202,432
Northern Trust Corp.	29,300	2,243,794

		6,572,756

COMMERCIAL BANKS–0.7%
Wells Fargo & Co.	39,200	1,183,448

DIVERSIFIED FINANCIAL SERVICES–5.2%
Bank of America Corp.	45,800	1,889,708
Citigroup, Inc.	64,700	1,904,768
JPMorgan Chase & Co.	117,600	5,133,240

		8,927,716

INSURANCE–6.0%
ACE Ltd.	55,900	3,453,502
American International Group, Inc.	67,500	3,935,250
Axis Capital Holdings Ltd.	52,700	2,053,719
Hartford Financial Services Group, Inc.	6,200	540,578
Willis Group Holdings Ltd.	5,900	224,023

		10,207,072

		26,890,992

HEALTH CARE–10.3%
HEALTH CARE EQUIPMENT & SUPPLIES–0.6%
Becton Dickinson & Co.	13,100	1,094,898

HEALTH CARE PROVIDERS & SERVICES–5.4%
Aetna, Inc.	27,400	1,581,802
UnitedHealth Group, Inc.	60,200	3,503,640
WellPoint, Inc.(a)	46,600	4,088,218

		9,173,660

PHARMACEUTICALS–4.3%
Eli Lilly & Co.	38,100	2,034,159
Forest Laboratories, Inc.(a)	17,800	648,810
Merck & Co., Inc.	28,100	1,632,891
Pfizer, Inc.	59,600	1,354,708
Schering-Plough Corp.	21,400	570,096
Wyeth	23,500	1,038,465

		7,279,129

		17,547,687

ENERGY–9.4%
ENERGY EQUIPMENT & SERVICES–1.2%
Baker Hughes, Inc.	11,310	917,241
Cameron International Corp.(a)	6,200	298,406
Nabors Industries Ltd.(a)	30,100	824,439

		2,040,086

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–8.2%
Chevron Corp.	32,000	$2,986,560
ConocoPhillips	9,100	803,530
Exxon Mobil Corp.	52,300	4,899,987
Marathon Oil Corp.	15,700	955,502
Noble Energy, Inc.	15,900	1,264,368
Total SA (ADR)	37,900	3,130,540

		14,040,487

		16,080,573

INFORMATION TECHNOLOGY–8.8%
COMMUNICATIONS EQUIPMENT–0.8%
Cisco Systems, Inc.(a)	51,000	1,380,570

COMPUTERS & PERIPHERALS–2.7%
Hewlett-Packard Co.	8,400	424,032
International Business Machines Corp.	15,200	1,643,120
Sun Microsystems, Inc.(a)	141,325	2,562,223

		4,629,375

IT SERVICES–1.3%
Accenture Ltd.–Class A	63,200	2,277,096

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.3%
Applied Materials, Inc.	35,700	634,032
Broadcom Corp.–Class A(a)	2,400	62,736
Integrated Device Technology, Inc.(a)	42,900	485,199
Intel Corp.	54,100	1,442,306
Nvidia Corp.(a)	35,700	1,214,514

		3,838,787

SOFTWARE–1.7%
Adobe Systems, Inc.(a)	9,200	393,116
Microsoft Corp.	70,200	2,499,120

		2,892,236

		15,018,064

CONSUMER STAPLES–7.5%
BEVERAGES–0.4%
PepsiCo, Inc.	8,100	614,790

FOOD & STAPLES RETAILING–1.3%
Safeway, Inc.	65,300	2,233,913

FOOD PRODUCTS–0.9%
HJ Heinz Co.	31,300	1,461,084

HOUSEHOLD PRODUCTS–1.0%
Procter & Gamble Co.	24,200	1,776,764

TOBACCO–3.9%
Altria Group, Inc.	64,400	4,867,352
Loews Corp.–Carolina Group	20,600	1,757,180

		6,624,532

		12,711,083

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–6.3%
AEROSPACE & DEFENSE–2.6%
Honeywell International, Inc.	12,100	$744,997
Lockheed Martin Corp.	8,200	863,132
United Technologies Corp.	37,700	2,885,558

		4,493,687

COMMERCIAL SERVICES & SUPPLIES–0.3%
Dun & Bradstreet Corp.	6,300	558,369

ELECTRICAL EQUIPMENT–2.6%
Emerson Electric Co.	77,400	4,385,484

INDUSTRIAL CONGLOMERATES–0.8%
General Electric Co.	35,640	1,321,175

		10,758,715

CONSUMER DISCRETIONARY–3.2%
MEDIA–2.4%
Comcast Corp.–Class A(a)	14,070	256,918
News Corp.–Class A	73,000	1,495,770
Time Warner, Inc.	79,700	1,315,847
Viacom, Inc.–Class B(a)	23,800	1,045,296

		4,113,831

MULTILINE RETAIL–0.8%
Kohl’s Corp.(a)	28,000	1,282,400

		5,396,231

TELECOMMUNICATION SERVICES–2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.3%
AT&T, Inc.	48,000	1,994,880
CenturyTel, Inc.	17,400	721,404
Verizon Communications, Inc.	29,700	1,297,593

		4,013,877

MATERIALS–0.6%
CHEMICALS–0.6%
Air Products & Chemicals, Inc.	7,200	710,136
Dow Chemical Co.	8,300	327,186

		1,037,322

Total Common Stocks (cost $90,864,744)		109,454,544

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–15.4%
INDUSTRIAL–7.6%
BASIC–0.7%
The Dow Chemical Co. 7.375%, 11/01/29	$15	16,499
Eastman Chemical Co. 7.25%, 1/15/24	100	108,861

Company	Principal Amount (000)	U.S. $ Value

Inco Ltd. 7.75%, 5/15/12	$325	$354,574
Lubrizol Corp. 5.50%, 10/01/14	180	178,707
Noranda, Inc. 6.00%, 10/15/15	205	207,850
Southern Copper Corp. 7.50%, 7/27/35	195	206,526
Weyerhaeuser Co. 7.375%, 3/15/32	170	170,603

		1,243,620

CAPITAL GOODS–0.5%
CRH America, Inc. 6.00%, 9/30/16	90	88,019
Hanson Australia Funding Ltd. 5.25%, 3/15/13	120	119,726
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(b)	100	114,047
Masco Corp. 7.75%, 8/01/29	165	178,625
Tyco International Group SA 6.00%, 11/15/13	115	118,202
Waste Management, Inc. 6.375%, 11/15/12	175	185,031

		803,650

COMMUNICATIONS– MEDIA–0.9%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	85	83,633
News America Holdings, Inc. 8.25%, 10/17/96	60	69,688
9.25%, 2/01/13	65	75,978
News America, Inc. 5.30%, 12/15/14	190	189,022
RR Donnelley & Sons Co. 5.50%, 5/15/15	185	178,004
The Thomson Corp. 5.75%, 2/01/08	460	459,876
Time Warner Cos, Inc. 7.57%, 2/01/24	70	75,918
Time Warner Entertainment Co. 8.375%, 3/15/23	250	294,474
Viacom, Inc. 7.875%, 7/30/30	60	65,117
WPP Finance Corp. 5.875%, 6/15/14	125	133,030

		1,624,740

COMMUNICATIONS– TELECOMMUNICATIONS–1.9%
AT&T Corp. 7.30%, 11/15/11	250	270,877
Bellsouth Capital Funding Corp. 7.12%, 7/15/97	360	376,225
BellSouth Corp. 5.20%, 9/15/14	270	269,465

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Embarq Corp. 6.738%, 6/01/13	$250	$258,594
7.082%, 6/01/16	280	288,507
GTE Corp. 8.75%, 11/01/21	270	330,870
New Cingular Wireless Services, Inc. 8.75%, 3/01/31	155	200,877
Nextel Communications, Inc. Series F 5.95%, 3/15/14	165	155,095
Qwest Corp. 7.50%, 10/01/14	165	167,475
7.875%, 9/01/11	115	119,600
Telefonos de Mexico SAB de CV 4.50%, 11/19/08	139	138,319
Telus Corp. 8.00%, 6/01/11	100	108,347
Verizon Virginia, Inc. Series A 4.625%, 3/15/13	365	352,558
Vodafone Group PLC 7.875%, 2/15/30	155	182,617

		3,219,426

CONSUMER CYCLICAL–AUTOMOTIVE–0.0%
DaimlerChrysler North America 4.875%, 6/15/10	70	69,689

CONSUMER CYCLICAL– OTHER–0.2%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	141	145,564
7.875%, 5/01/12	98	104,135
Toll Brothers Finance Corp. 5.15%, 5/15/15	30	27,224

		276,923

CONSUMER CYCLICAL– RETAILERS–0.1%
CVS Corp. 6.125%, 8/15/16	150	153,973

CONSUMER NON–CYCLICAL–1.6%
Altria Group, Inc. 7.75%, 1/15/27	145	186,817
Anheuser–Busch Cos, Inc. 6.50%, 2/01/43	100	107,125
Bristol–Myers Squibb Co. 6.875%, 8/01/97	425	448,722
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	190	189,889
Fisher Scientific International, Inc. 6.125%, 7/01/15	410	407,267
Kraft Foods, Inc. 5.25%, 10/01/13	150	147,473

Company	Principal Amount (000)	U.S. $ Value

Reynolds American, Inc. 7.25%, 6/01/12	$160	$168,906
7.625%, 6/01/16	160	170,079
Safeway, Inc. 4.95%, 8/16/10	400	402,100
5.80%, 8/15/12	155	160,374
Wyeth 6.50%, 2/01/34	285	302,477

		2,691,229

ENERGY–0.5%
Amerada Hess Corp. 7.30%, 8/15/31	140	157,258
Gazprom 6.212%, 11/22/16(b)	350	339,570
Norsk Hydro 6.36%, 1/15/09	45	45,712
Transocean, Inc. 7.50%, 4/15/31	155	170,273
Valero Energy Corp. 4.75%, 6/15/13	125	121,198
XTO Energy, Inc. 7.50%, 4/15/12	100	109,315

		943,326

SERVICES–0.2%
The Western Union Co. 5.93%, 10/01/16	315	314,329

TECHNOLOGY–0.7%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	310	313,458
Hewlett–Packard Co. 3.625%, 3/15/08	475	473,895
Motorola, Inc.
6.50%, 9/01/25	105	101,966
7.50%, 5/15/25	20	21,281
7.625%, 11/15/10	64	68,552
Xerox Corp.
7.625%, 6/15/13	35	36,524
9.75%, 1/15/09	104	108,723

		1,124,399

TRANSPORTATION– AIRLINES–0.2%
Southwest Airlines Co. 5.25%, 10/01/14	415	404,449

TRANSPORTATION– RAILROADS–0.1%
CSX Corp. 5.50%, 8/01/13	50	49,835
Norfolk Southern Corp. 7.90%, 5/15/97	45	52,103

		101,938

		12,971,691

FINANCIAL INSTITUTIONS–6.5%
BANKING–3.7%
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	200	216,309

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 8.55%, 6/15/11(b)(c)	$50	$52,665
BB&T Capital Trust IV 6.82%, 6/12/57(c)	175	164,635
Chase Manhattan Corp. 6.00%, 2/15/09	155	156,355
The Chuo Mitsui Trust & Banking Co., Ltd. 5.506%, 4/15/15(b)(c)	300	275,847
Citicorp Series MTNF 6.375%, 11/15/08	30	30,407
Citigroup, Inc. 3.625%, 2/09/09	160	157,855
Dresdner Funding Trust I 8.151%, 6/30/31(b)	295	300,879
Fuji JGB Investment 9.87%, 6/30/08(b)(c)	240	242,192
HBOS PLC 5.375%, 11/01/13(b)(c)	250	227,905
6.413%, 10/01/35(b)(c)	400	325,462
HSBC Bank USA 5.875%, 11/01/34	310	284,479
Morgan J P & Co., Inc. 6.25%, 1/15/09	139	140,678
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(c)	170	161,013
Popular North America, Inc. 4.25%, 4/01/08	470	468,995
Rabobank Capital Funding II 5.26%, 12/31/13(b)(c)	230	214,286
RBS Capital Trust III 5.512%, 9/30/14(c)	495	455,053
Regions Financing Trust II 6.625%, 5/15/47(c)	170	140,485
Resona Preferred Global Securities 7.191%, 7/30/15(b)(c)	413	409,794
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(c)	250	257,934
Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(b)(c)	135	126,055
UBS Preferred Funding Trust II 7.247%, 6/26/11(c)	250	262,454
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(c)	465	447,729
UFJ Finance Aruba AEC 6.75%, 7/15/13	335	363,934
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(b)(c)	330	359,623
Wachovia Capital Trust III 5.80%, 3/15/11(c)	85	75,952
Washington Mutual, Inc. 4.20%, 1/15/10	13	11,614

		6,330,589

Company	Principal Amount (000)	U.S. $ Value

BROKERAGE–0.5%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	$126	$124,710
5.70%, 9/01/12	325	334,367
7.35%, 10/01/09	34	35,536
Lehman Brothers Holdings, Inc. 7.875%, 8/15/10	150	158,984
Merrill Lynch & Co., Inc Series MTNC 4.125%, 1/15/09	47	46,387
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 9/10/09	160	157,434

		857,418

FINANCE–0.9%
Capital One Bank 6.50%, 6/13/13	200	196,179
Capital One Financial Corp. 5.50%, 6/01/15	23	21,214
CIT Group, Inc. 3.375%, 4/01/09	150	144,539
Countrywide Financial Corp. 6.25%, 5/15/16	297	170,944
Series MTN 5.80%, 6/07/12	86	62,823
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	10	7,221
General Electric Capital Corp. 5.875%, 2/15/12	285	296,943
International Lease Finance Corp. 6.375%, 3/15/09	150	151,696
iStar Financial, Inc. 5.15%, 3/01/12	30	25,926
6.00%, 12/15/10	200	182,064
Series B 5.95%, 10/15/13	65	56,640
SLM Corp. 5.375%, 1/15/13	190	169,964

		1,486,153

INSURANCE–1.3%
The Allstate Corp. 6.125%, 5/15/37(c)	160	154,371
American RE Corp. Series B 7.45%, 12/15/26	140	144,875
CNA Financial Corp. 5.85%, 12/15/14	85	85,140
Hartford Financial Services Group, Inc. 6.375%, 11/01/08	125	126,364
ING Groep NV 5.775%, 12/08/15(c)	470	433,523
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	200	203,683
Lincoln National Corp. 7.00%, 5/17/66(c)	345	346,388

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

North Front Pass Through Trust 5.81%, 12/15/24(b)(c)	$500	$478,409
UnitedHealth Group, Inc. 5.25%, 3/15/11	110	111,231
WellPoint, Inc. 5.25%, 1/15/16	75	72,613

		2,156,597

REITS–0.1%
Regency Centers LP 5.25%, 8/01/15	225	213,260

		11,044,017

UTILITY–1.2%
ELECTRIC–0.6%
Consumers Energy Co. Series D 5.375%, 4/15/13	215	214,405
Dominion Resources, Inc./VA 7.50%, 6/30/66(c)	305	301,543
FPL Group Capital, Inc. 6.35%, 10/01/66(c)	55	52,018
6.65%, 6/15/67(c)	170	163,729
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	250	255,096

		986,791

NATURAL GAS–0.6%
CenterPoint Energy Resources Corp. Series B 7.875%, 4/01/13	285	312,926
Enterprise Products Operating LP Series B 5.60%, 10/15/14	150	149,699
Texas Eastern Transmission Corp. 7.30%, 12/01/10	350	375,188
TransCanada Pipelines Ltd. 6.35%, 5/15/67(c)	180	168,710

		1,006,523

		1,993,314

NON CORPORATE SECTORS–0.1%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.1%
Petronas Capital, Ltd. 7.00%, 5/22/12(b)	150	163,316

Total Corporates–Investment Grades (cost $26,585,983)		26,172,338

U.S. TREASURIES–5.3%
U.S. Treasury Bonds 4.50%, 2/15/36	3,385	3,402,189
8.75%, 5/15/17	2,623	3,568,510

Company	Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 4.25%, 11/15/17	$1,935	$1,968,711
4.875%, 5/31/11	15	15,809

Total U.S. Treasuries (cost $8,723,761)		8,955,219

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.4%
NON-AGENCY FIXED RATE CMBS–2.4%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	1,526	1,563,852
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38	600	604,080
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39	235	234,357
Series 2007-C7, Class A3 5.866%, 9/15/45	620	641,337
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42	1,035	1,029,128

Total Commercial Mortgage-Backed Securities (cost $4,046,251)		4,072,754

MORTGAGE PASS–THRU’S–2.0%
AGENCY ARMS–1.0%
Federal Home Loan Mortgage Corp. Series 2006 6.029%, 9/01/36(d)	514	522,667
Series 2007 6.05%, 4/01/37(d)	332	337,144
Federal National Mortgage Association Series 2007 5.925%, 2/01/37(d)	527	536,241
6.027%, 2/01/37(d)	326	332,401

		1,728,453

FIXED RATE 30-YEAR–0.9%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 8/01/36	928	964,232
Federal National Mortgage Association Series 2006 6.50%, 9/01/36	525	539,491

		1,503,723

NON-AGENCY ARMS–0.1%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 6.218%, 5/25/36(c)	230	224,826

Total Mortgage Pass-Thru’s (cost $3,442,539)		3,457,002

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS–NON-INVESTMENT GRADES–1.3%
NON CORPORATE SECTORS–1.3%
SOVEREIGN–1.3%
Republic of Brazil 8.25%, 1/20/34	$855	$1,081,575
Republic of Panama 9.375%, 4/01/29	270	368,550
Republic of Peru 8.75%, 11/21/33	395	523,375
Republic of Philippines 8.25%, 1/15/14	231	258,720
8.875%, 3/17/15	44	51,766

Total Emerging Markets–Non-Investment Grades (cost $2,286,763)		2,283,986

CORPORATES–NON-INVESTMENT GRADES–1.3%
INDUSTRIAL–0.9%
BASIC–0.2%
Freeport-McMoRan Copper & Gold, Inc.
8.25%, 4/01/15	60	63,600
8.375%, 4/01/17	60	64,350
Packaging Corp. of America 4.375%, 8/01/08	200	198,162

		326,112

CAPITAL GOODS–0.0%
Bombardier, Inc. 6.75%, 5/01/12(b)	100	101,250

COMMUNICATIONS– MEDIA–0.2%
Clear Channel Communications, Inc. 5.50%, 9/15/14	150	114,335
Echostar DBS Corp. 6.625%, 10/01/14	18	17,910
7.125%, 2/01/16	47	47,940
RH Donnelley Corp. Series A-3 8.875%, 1/15/16	140	130,900

		311,085

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
Mobile Telesystems Finance 9.75%, 1/30/08(b)	230	230,000
Windstream Corp. 8.125%, 8/01/13	149	154,215

		384,215

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Ford Motor Credit Co. 4.95%, 1/15/08	135	134,910

Company	Principal Amount (000)	U.S. $ Value

CONSUMER CYCLICAL– OTHER–0.2%
DR Horton, Inc. 6.50%, 4/15/16	$80	$69,410
Harrah’s Operating Co., Inc 5.625%, 6/01/15	116	84,680
5.75%, 10/01/17	10	6,775
6.50%, 6/01/16	39	29,055
MGM Mirage 6.75%, 9/01/12	60	58,425
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	45	44,212

		292,557

		1,550,129

FINANCIAL INSTITUTIONS–0.2%
BANKING–0.2%
Northern Rock PLC 5.60%, 4/30/14(b)(c)	445	275,900
INSURANCE–0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	100	88,340

		364,240

UTILITY–0.2%
ELECTRIC–0.2%
Dynegy Holdings, Inc. 8.375%, 5/01/16	70	68,425
Edison Mission Energy 7.00%, 5/15/17	55	54,037
NRG Energy, Inc. 7.25%, 2/01/14	65	63,375
Reliant Energy, Inc. 7.625%, 6/15/14	65	64,350

		250,187

Total Corporates– Non-investment Grades (cost $2,408,853)		2,164,556

GOVERNMENT-RELATED– NON-U.S. ISSUERS–1.2%
SOVEREIGNS–1.1%
Russian Federation 7.50%, 3/31/30(b)(e)	955	1,086,711
United Mexican States 5.625%, 1/15/17	680	689,180

		1,775,891

AGENCIES–0.1%
Korea Development Bank 5.75%, 9/10/13	200	206,662

Total Government-Related–Non-U.S. Issuers (cost $1,973,671)		1,982,553

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–1.0%
HOME EQUITY LOANS– FLOATING RATE–0.6%
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(e)	$83	$81,906
Household Home Equity Loan Trust Series 2007-1, Class M1 5.329%, 3/20/36(d)	365	255,500
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 4.919%, 4/25/37(d)	301	287,611
Option One Mortgage Loan Trust Series 2007-2, Class M1 5.225%, 3/25/37(d)	125	77,575
RAAC Series Series 2006-SP3, Class A1 4.945%, 8/25/36(d)	61	59,118
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 4.919%, 7/25/37(d)	300	287,766

		1,049,476

HOME EQUITY LOANS–FIXED RATE–0.3%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	375	310,926
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.45%, 1/25/33(e)	184	181,502
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(e)	69	54,890

		547,318

AUTOS–FIXED RATE–0.1%
Capital One Prime Auto Receivables Trust Series 2005-1, Class A3 4.32%, 8/15/09	89	88,710

OTHER–FLOATING RATE–0.0%
Libertas Preferred Funding Ltd. Series 2007-3A, Class 2 5.893%, 4/09/47(b)(d)(f)	260	26,000

Total Asset-backed Securities (cost $2,157,277)		1,711,504

INFLATION-LINKED SECURITIES–0.9%
U.S. Treasury Notes 2.375%, 4/15/11 (TIPS) (cost $1,419,144)	1,437	1,497,596

Company	Shares	U.S. $ Value

NON-CONVERTIBLE– PREFERRED STOCKS–0.6%
UTILITY–0.3%
ELECTRIC–0.3%
DTE Energy Trust I 7.80%	20,000	$499,000

INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Centaur Funding Corp. 9.08%(b)	200	232,125

FINANCIAL INSTITUTIONS–0.1%
BANKING–0.1%
Royal Bank of Scotland Group PLC 5.75%	10,000	179,500

NON CORPORATE SECTORS–0.1%
AGENCIES–GOVERNMENT SPONSORED–0.1%
Federal Home Loan Mortgage Corp. 8.375%(a)	2,225	58,184
Federal National Mortgage Association 8.25%(a)	2,675	68,881

		127,065

Total Non-Convertible–Preferred Stocks (cost $1,105,116)		1,037,690

	Principal Amount (000)
GOVERNMENT-RELATED– U.S. AGENCIES–0.5%
AGENCY DEBENTURES–0.5%
Federal Home Loan Bank 5.00%, 11/17/17	$655	679,128
Federal Home Loan Mortgage Corp. 5.125%, 11/17/17	245	255,643

Total Government-Related–U.S. Agencies (cost $919,607)		934,771

GOVERNMENT-RELATED–U.S. OTHER ISSUERS–0.2%
TEXAS–0.2%
Dallas-Fort Worth Int’l Arpt Fac Impr Corp. MBIA FSA 7.07%, 11/01/24 (cost $409,203)	400	413,528

MORTGAGE CMO’S–0.1%
NON-AGENCY FIXED RATE–0.1%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.054%, 6/26/35(b)	146	144,874

BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

NON-AGENCY ADJUSTABLE RATE–0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 5.175%, 4/25/47(d)	$110	$72,375

Total Mortgage CMO’S (cost $253,735)		217,249

SHORT-TERM INVESTMENTS–1.0%
TIME DEPOSIT–1.0%
The Bank of New York 3.25%, 1/02/08 (cost $1,678,000)	1,678	1,678,000

TOTAL INVESTMENTS–97.4% (cost $148,274,647)		166,033,290
Other assets less liabilities–2.6%		4,433,360

NET ASSETS–100.0%		$170,466,650

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $6,547,551 or 3.8% of net assets.

(c)	Variable rate coupon, rate shown as of December 31, 2007.

(d)	Floating Rate Security. Stated interest rate was in effect at December 31, 2007.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2007.

(f)	Illiquid security, valued at fair value. (See note A)

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2007, the Portfolio’s total exposure to subprime investments was 0.95%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

ADR—American Depositary Receipt
FSA—Financial Security Assurance Inc.
MBIA—Municipal Bond Investors Assurance
TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED SHARES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $148,274,647)	$166,033,290
Cash	46
Receivable for investment securities sold	3,984,426
Dividends and interest receivable	845,189
Receivable for capital stock sold	6,374

Total assets	170,869,325

LIABILITIES
Payable for capital stock redeemed	179,228
Advisory fee payable	80,896
Printing fee payable	53,466
Custody fee payable	50,426
Administrative fee payable	23,749
Distribution fee payable	8,357
Transfer Agent fee payable	116
Accrued expenses	6,437

Total liabilities	402,675

NET ASSETS	$170,466,650

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,567
Additional paid-in capital	133,507,905
Undistributed net investment income	4,719,229
Accumulated net realized gain on investment transactions	14,472,306
Net unrealized appreciation of investments	17,758,643

$170,466,650

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$131,662,500	6,606,433	$19.93
B	$38,804,150	1,960,464	$19.79

See notes to financial statements.

BALANCED SHARES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$3,830,074
Dividends (net of foreign taxes withheld of $3,185)	2,421,960

Total investment income	6,252,034

EXPENSES
Advisory fee (see Note B)	1,059,633
Distribution fee—Class B	105,170
Transfer agency—Class A	1,441
Transfer agency—Class B	397
Custodian	147,974
Administrative	94,000
Printing	41,161
Audit	41,100
Legal	14,727
Directors’ fees	1,550
Miscellaneous	5,674

Total expenses	1,512,827

Net investment income	4,739,207

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	14,787,087
Net change in unrealized appreciation/depreciation of investments	(13,736,973)

Net gain on investment transactions	1,050,114

Contribution from Adviser (see Note B)	352,186

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,141,507

  See notes to financial statements.

BALANCED SHARES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,739,207	$5,203,090
Net realized gain on investment transactions	14,787,087	4,453,419
Net change in unrealized appreciation/depreciation of investments	(13,736,973)	13,257,971
Contribution from Adviser	352,186	–0	–

Net increase in net assets from operations	6,141,507	22,914,480
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(4,174,710)	(4,150,250)
Class B	(1,026,872)	(985,740)
Net realized gain on investment transactions
Class A	(3,457,536)	(4,500,374)
Class B	(940,614)	(1,194,218)
CAPITAL STOCK TRANSACTIONS
Net decrease	(34,292,453)	(24,364,070)

Total decrease	(37,750,678)	(12,280,172)
NET ASSETS
Beginning of period	208,217,328	220,497,500

End of period (including undistributed net investment income of $4,719,229 and $5,184,692, respectively)	$170,466,650	$208,217,328

See notes to financial statements.

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Shares Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek to achieve a high return through a combination of current income and capital appreciation. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums or accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2007, and in response to the Independent Director’s request, the Adviser made a payment of $352,186 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the year ended December 31, 2007 amounted to $88,028, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$79,457,525	$102,111,586
U.S. government securities	46,179,624	63,932,030

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$148,385,983

Gross unrealized appreciation	$22,977,951
Gross unrealized depreciation	(5,330,644)

Net unrealized appreciation	$17,647,307

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2007, the Portfolio earned income of $3,615 from dollar rolls which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	225,484	249,152	$4,649,008	$4,829,243
Shares issued in reinvestment of dividends and distributions	378,584	475,571	7,632,246	8,650,624
Shares redeemed	(2,052,043)	(1,795,391)	(41,503,596)	(34,393,034)

Net decrease	(1,447,975)	(1,070,668)	$(29,222,342)	$(20,913,167)

Class B
Shares sold	94,706	93,891	$1,901,488	$1,805,722
Shares issued in reinvestment of dividends and distributions	98,129	120,506	1,967,486	2,179,958
Shares redeemed	(443,051)	(391,247)	(8,939,085)	(7,436,583)

Net decrease	(250,216)	(176,850)	$(5,070,111)	$(3,450,903)

BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$5,614,509	$5,352,104
Long-term capital gains	3,985,223	5,478,478

Total taxable distributions	9,599,732	10,830,582

Total distributions paid	$9,599,732	$10,830,582

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,062,699
Undistributed long-term capital gains	14,240,172
Unrealized appreciation/(depreciation)	17,647,307	(a)

Total accumulated earnings/(deficit)	$36,950,178

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of paydown gains/losses resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants.

AllianceBernstein Variable Products Series Fund

The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

23

BALANCED SHARES PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$20.31	$19.18		$18.94		$17.76		$15.30

Income From Investment Operations
Net investment income (a)	.51	.49		.43		.46	(b)	.42
Net realized and unrealized gain on investment transactions	.08	1.66		.30		1.12		2.47
Contribution from Adviser	.04	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	.63	2.15		.73		1.58		2.89

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.49)		(.49)		(.40)		(.43)
Distributions from net realized gain on investment transactions	(.46)	(.53)		–0	–	–0	–	–0	–

Total dividends and distributions	(1.01)	(1.02)		(.49)		(.40)		(.43)

Net asset value, end of period	$19.93	$20.31		$19.18		$18.94		$17.76

Total Return
Total investment return based on net asset value (c)	3.05%*	11.79%		3.91%		9.07%		19.05%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,663	$163,608		$175,005		$193,600		$197,334
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.73%	.73	%(d)	.71%		.71%		.79%
Expenses, before waivers and reimbursements	.73%	.73	%(d)	.71%		.76%		.79%
Net investment income	2.51%	2.53	%(d)	2.29%		2.57	%(b)	2.60%
Portfolio turnover rate	67%	40%		52%		60%		81%

See footnote summary on page 25.

24

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$20.18	$19.05		$18.83		$17.69		$15.27

Income From Investment Operations
Net investment income (a)	.46	.44		.38		.43	(b)	.36
Net realized and unrealized gain on investment transactions	.07	1.66		.29		1.10		2.48
Contribution from Adviser	.04	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	.57	2.10		.67		1.53		2.84

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.44)		(.45)		(.39)		(.42)
Distributions from net realized gain on investment transactions	(.46)	(.53)		–0	–	–0	–	–0	–

Total dividends and distributions	(.96)	(.97)		(.45)		(.39)		(.42)

Net asset value, end of period	$19.79	$20.18		$19.05		$18.83		$17.69

Total Return
Total investment return based on net asset value (c)	2.75%*	11.56%		3.61%		8.79%		18.78%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,804	$44,609		$45,493		$45,047		$23,417
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.98%	.98	%(d)	.96%		.96%		1.05%
Expenses, before waivers and reimbursements	.98%	.98	%(d)	.96%		1.01%		1.05%
Net investment income	2.26%	2.28	%(d)	2.04%		2.35	%(b)	2.29%
Portfolio turnover rate	67%	40%		52%		60%		81%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio by the Adviser resulting from the Dynegy class action settlement, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.16% (see Note B).

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Balanced Shares Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of AllianceBernstein Balanced Shares Portfolio (one of the portfolio’s constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Shares Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

26

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 46.67% of the total ordinary income distribution paid during the fiscal year ended December 31, 2007 qualifies for the corporate dividends received deduction.

27

BALANCED SHARES PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1) John H. Dobkin(1) Michael J. Downey(1)	D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Frank V. Caruso(2), Vice President

Aryeh Glatter(2), Vice President

Shawn E. Keegan(2), Vice President

Joran Laird(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Jeffrey S. Phlegar(2), Vice President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core: Core Fixed-Income Investment Team. Messrs. Frank V. Caruso and Aryeh Glatter are responsible for the day-to-day management of the equity component of the Portfolio’s portfolio and Messrs. Shawn E. Keegan, Joran Laird, Douglas J. Peebles, Jeffrey S. Phlegar and Greg J. Wilensky and Ms. Alison M. Martier are responsible for the day-to-day management of the debt component of the Portfolio’s portfolio.

28

BALANCED SHARES PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation”) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

29

BALANCED SHARES PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995 – 2008. President, Fidelity Accounting and Custody Services Company from 1993 – 1995. Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975 –1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005 – 2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993 – 2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

30

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 51	Vice President	Senior Vice President of the Adviser* *, with which he has been associated since prior to 2003.

Aryeh Glatter 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Shawn E. Keegan 36	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Joran Laird 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Alison M. Martier 51	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Douglas J. Peebles 42	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Jeffrey S. Phlegar 41	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Greg J. Wilensky 40	Vice President	Senior Vice President of the Adviser* *, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

31

BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Shares Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$202.9	Balanced Shares Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.04% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Balanced Shares Portfolio	Class A 0.73%	December 31
Class B 0.98%

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

32

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a somewhat similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Balanced Shares, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Shares, Inc.:4

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Balanced Shares Portfolio	Balanced Shares, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance	0.60%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Portfolio.6

4	Although AllianceBernstein Balanced Shares, Inc. was affected by the settlement between the Adviser and the NYAG, the fund’s fee schedule was not amended since the fund already had lower breakpoints than the NYAG related master fee schedule.

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

33

BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[7]	Lipper Group Median	Rank
Balanced Shares Portfolio	0.550	0.644	3/19

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Shares Portfolio	0.714	0.767	6/19	0.750	15/35

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $109,918 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $311,756 on behalf of the Portfolio to ABI.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year end Class A total expense ratio.

34

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.10

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio11 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)12 for the periods ended December 31, 2006.13

Balanced Shares Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	11.79	11.79	11.78	9/19	31/64
3 year	8.21	9.22	8.97	12/19	29/47
5 year	6.17	5.83	6.12	9/19	22/44
10 year	8.89	6.43	6.65	3/18	3/33

10	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

11	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

12	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

13	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

35

BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)14 versus its benchmark.15 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.16

	Periods Ending December 31, 2006 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Balanced Shares Portfolio	11.79	8.21	6.17	8.89	9.40	9.79	0.54	10
Russell 1000 Value Index	22.25	15.09	10.86	11.00	12.99	14.21	0.54	10
Lehman Brothers Government/Credit Bond Index	3.78	3.44	5.17	6.26	6.49	4.20	0.58	10
60% Russell 1000 Value Index / 40% Lehman Brothers Government/Credit Index	14.86	10.43	8.58	9.10	10.39	N/A	N/A	N/A
Inception Date: December 28, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

14	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

15	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

16	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 6, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio’s equity component toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio. In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the Portfolio.

The Portfolio’s debt securities will primarily be investment-grade debt securities (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, lower-rated securities (“junk bonds”). The Portfolio will not invest more than 25% of its net assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by Standard & Poor’s (S&P) or Ba or lower by Moody’s Investors Service (Moody’s), or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser.

The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its balanced benchmark, a 60% / 40% blend of the S&P 500 Stock Index and the Lehman Brothers (LB) U.S. Aggregate Index, for the one-year period ended December 31, 2007 and since the Portfolio’s inception on July 1, 2004.

The Portfolio’s performance was positive for the annual period ended December 31, 2007; however, the Portfolio underperformed its balanced benchmark, mostly due to underperformance of its value investments.

The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The importance of this diversification among asset classes was illustrated by the positive performance of the underlying Intermediate Duration Portfolio, which helped to offset the weak returns by the underlying International Value and U.S. Value Portfolios, which were the largest detractors from the Portfolio’s performance during the period under review. Positive performance by the underlying International Growth Portfolio also helped offset this lackluster performance.

1

AllianceBernstein Variable Products Series Fund

The Portfolio’s approach of seeking returns within both the U.S. and the international equity markets contributed to overall performance, as international stocks outperformed U.S. stocks during the annual period. International stocks, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, returned 11.17% for the one-year period, while U.S. stocks, as represented by the S&P 500 Stock Index, returned 5.49% for the same period.

MARKET REVIEW AND INVESTMENT STRATEGY

The one-year period ended December 31, 2007 was volatile for the global capital markets. Returns in the global equity markets were generally more muted in 2007. In the first half of the year, the U.S. market benefited from high levels of merger & acquisition activity and record corporate profitability, although a sharp sell-off in Chinese stocks shook global markets during the first quarter. The second half of the year was dominated by problems in the U.S. housing and subprime mortgage markets. These problems set off a global credit crisis and large write-downs at major financial firms, intensifying worries about economic growth and corporate profits. Emerging markets were the exception, posting strong gains. Returns also varied significantly by currency due to the ongoing depreciation of the U.S. dollar.

Stocks fell sharply in the second half of the year, caused by severe distress in the U.S. subprime mortgage market. The rebounds and tumbles that followed pushed volatility back up from unusually low levels to about the long-term average and left most equity markets with negative returns for this time period. Growth stocks outperformed value in 2007, as measured by the MSCI World Growth and the MSCI World Value Indices. In the fixed-income market, Treasuries were among the strongest performers as investors flocked to the safety of the highest-quality assets and yield spreads widened for most fixed-income sectors.

As always, the Portfolio’s Blend Investment Policy Team remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Portfolio’s holdings and ensuring the Portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

2

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio allocates its investments among multiple asset classes which will include U.S. and foreign securities, as well as equity and fixed-income securities. Price fluctuations in the underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investment in the Portfolio is not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds, otherwise known as “junk bonds”, involve a greater risk of default and price volatility than other bonds. Investing in below investment-grade securities presents special risks, including credit risk. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks, real estate investment trusts, and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The Portfolio systematically rebalances its allocations in these asset classes to maintain its target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The use of derivatives involves specific risks and is not suitable for all investors. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	Since Inception*
AllianceBernstein Balanced Wealth Strategy Portfolio Class A	5.55%	9.62%
AllianceBernstein Balanced Wealth Strategy Portfolio Class B	5.26%	9.34%
60% S&P 500 Stock Index / 40% LB U.S. Aggregate Index	6.22%	7.91%
S&P 500 Stock Index	5.49%	9.83%
LB U.S. Aggregate Index	6.97%	5.04%
* Since inception of the Portfolio’s Class A and Class B shares on 7/1/04.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.07% and 1.31% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.75% and 1.00% for Class A and Class B, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

7/1/04* – 12/31/07

* Since inception of the Portfolio’s Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Portfolio Class A shares (from 7/1/04* to 12/31/07) as compared to the performance of the Portfolio’s balanced benchmark (60% S&P 500 Stock Index / 40% LB U.S. Aggregate Index), as well as the individual components of the balanced benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Wealth Strategy Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.62	$3.75	0.74%
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.77	0.74%

Class B
Actual	$1,000	$1,010.91	$5.07	1.00%
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$13,821,124	6.5%
Federal National Mortgage Assoc. (Common Stock and Bonds)	12,320,949	5.8
Federal Home Loan Mortgage Assoc.	5,714,324	2.7
Federal Home Loan Bank	3,718,670	1.8
JPMorgan Chase (Common Stock and Bonds)	2,785,537	1.3
Google, Inc.—Class A	2,696,772	1.3
Apple Computer, Inc.	2,462,134	1.2
General Electric Co. (Common Stock and Bonds)	2,371,048	1.1
Exxon Mobil Corp.	2,126,763	1.0
Development Bank of Japan	1,830,694	0.9

	$49,848,015	23.6%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Finance	$43,558,722	20.9%
Information Technology	16,120,819	7.7
Mortgage Pass-Thru’s	15,297,832	7.3
U.S. Treasuries	13,821,124	6.6
Government Related	13,275,136	6.4
Energy	12,199,189	5.9
Corporates—Investment Grades	10,935,266	5.2
Industrials	10,032,560	4.8
Health Care	9,078,524	4.4
Commercial Mortgage Backed Securities	8,118,024	3.9
Materials	7,850,234	3.8
Consumer Staples	7,669,909	3.7
Other**	30,576,066	14.7
Short-Term Investments	9,830,000	4.7

Total Investments	$208,363,405	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. “Other” represents less than 14.7% weightings in the following sectors: Asset Backed Securities, Capital Equipment, Construction & Housing, Collateralized Mortgage Obligations, Consumer Cyclical, Consumer Discretionary, Consumer Growth, Consumer Manufacturing, Corporates-Non-Investment Grades, Emerging Markets, Food & Drug Retailers, Home Building, Industrial Commodities, Medical, Mortgage CMO’s, Non-Convertible-Preferred Stocks, Technology/Electronics, Telecommunication Services and Utilities.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poors. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–62.1%

FINANCIALS–20.7%
BANKING–2.3%
Bank of America Corp.	29,400	$1,213,044
Citigroup, Inc.	28,400	836,096
Comerica, Inc.	3,800	165,414
Federal Home Loan Mortgage Corp.	4,600	156,722
Federal National Mortgage Association	6,800	271,864
Fifth Third Bancorp	5,400	135,702
JPMorgan Chase & Co.	23,100	1,008,315
Keycorp	4,100	96,145
National City Corp.	2,200	36,212
SunTrust Banks, Inc.	2,150	134,354
U.S. Bancorp	8,200	260,268
Wachovia Corp.	4,500	171,135
Washington Mutual, Inc.	6,600	89,826
Wells Fargo & Co.	9,200	277,748

		4,852,845

CAPITAL MARKETS–2.1%
3i Group PLC	10,223	202,409
The Blackstone Group LP	19,400	429,322
Credit Suisse Group	8,550	514,672
Deutsche Bank AG	2,500	326,730
Franklin Resources, Inc.	9,375	1,072,781
The Goldman Sachs Group, Inc.	2,065	444,078
Julius Baer Holding AG	5,574	457,376
Lehman Brothers Holdings, Inc.	3,800	248,672
Macquarie Group Ltd.	4,716	315,535
Man Group PLC	42,277	479,918

		4,491,493

COMMERCIAL BANKS–1.8%
Banco Santander Central Hispano SA	2,247	48,531
Bank Leumi Le-Israel(a)	14,400	69,842
Barclays PLC	33,800	341,357
BNP Paribas SA	3,100	336,350
China Construction Bank Corp.–Class H	157,000	131,477
Credit Agricole SA	9,821	331,324
Hana Financial Group, Inc.(a)	1,100	59,060
HBOS PLC	29,920	435,068
Kookmin Bank(a)	1,200	88,457
Mitsubishi UFJ Financial Group, Inc.	42,800	403,601
Royal Bank of Scotland Group PLC	47,331	417,908
Societe Generale	2,460	355,788
Standard Chartered PLC	9,114	332,631
Sumitomo Mitsui Financial Group, Inc.	50	370,014

		3,721,408

CONSUMER FINANCE–0.2%
American Express Co.	3,000	156,060
Discover Financial Services	5,400	81,432
ORIX Corp.	1,480	248,917

		486,409

Company	Shares	U.S. $ Value

DIVERSIFIED FINANCIAL SERVICES–1.3%
CME Group, Inc.–Class A	1,675	$1,149,050
Deutsche Boerse AG	2,970	582,934
Fortis (Euronext Brussels)	9,666	253,044
ING Groep NV	9,300	362,378
Moody’s Corp.	2,400	85,680
NYSE Euronext	3,700	324,749

		2,757,835

FINANCIAL SERVICES–0.6%
Ameriprise Financial, Inc.	2,800	154,308
CIT Group, Inc.	5,700	136,971
Janus Capital Group, Inc.	1,300	42,705
MBIA, Inc.	2,400	44,712
Merrill Lynch & Co., Inc.	5,000	268,400
Morgan Stanley	8,900	472,679

		1,119,775

INSURANCE–2.9%
ACE Ltd.	4,600	284,188
Allianz SE	1,900	409,695
Allstate Corp.	6,600	344,718
AMBAC Financial Group, Inc.	2,700	69,579
American International Group, Inc.	14,900	868,670
AON Corp.	2,900	138,301
Assicurazioni Generali SpA	2,765	125,161
Aviva PLC	15,154	201,964
Chubb Corp.	5,900	322,022
Everest Re Group Ltd.	1,900	190,760
Fidelity National Financial, Inc.–Class A	6,200	90,582
Fondiaria-Sai SpA (ordinary shares)	2,300	94,349
Fondiaria-Sai SpA (saving shares)	700	19,679
Genworth Financial, Inc.–Class A	10,600	269,770
Hartford Financial Services Group, Inc.	2,600	226,694
Marsh & McLennan Cos, Inc.	9,400	248,818
MetLife, Inc.	5,700	351,234
Muenchener Rueckversicherungs AG	1,700	329,931
Old Republic International Corp.	7,900	121,739
PartnerRe Ltd.	2,200	181,566
QBE Insurance Group Ltd.	12,595	365,668
Safeco Corp.	2,400	133,632
Torchmark Corp.	1,875	113,494
The Travelers Cos, Inc.	7,200	387,360
Unum Group	9,900	235,521

		6,125,095

PROPERTY–CASUALTY INSURANCE–0.1%
The Progressive Corp.	14,500	277,820

REAL ESTATE INVESTMENT TRUSTS (REITS)–6.3%
Alexandria Real Estate Equities, Inc.	1,825	185,548

7

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Allied Properties Real Estate Investment Trust	9,740	$204,669
AMB Property Corp.	2,300	132,388
Apartment Investment & Management Co.–Class A	4,600	159,758
Ascendas Real Estate Investment Trust	84,000	142,205
Ashford Hospitality Trust, Inc.	9,300	66,867
AvalonBay Communities, Inc.	900	84,726
Boardwalk Real Estate Investment Trust(a)	5,888	265,773
Boston Properties, Inc.	1,800	165,258
British Land Co. PLC	10,644	199,603
Canadian Real Estate Investment Trust	8,434	247,723
CapitaMall Trust	146,600	347,602
Cominar Real Estate Investment Trust(a)	6,582	136,049
DB RREEF Trust(a)	267,963	467,771
Derwent Valley Holdings PLC	7,450	207,144
DiamondRock Hospitality Co.	5,500	82,390
Digital Realty Trust, Inc.	8,300	318,471
Dundee Real Estate Investment Trust(a)	3,601	123,030
Entertainment Properties Trust	3,100	145,700
Equity Residential	5,500	200,585
Essex Property Trust, Inc.	425	41,433
FelCor Lodging Trust, Inc.	3,100	48,329
First Industrial Realty Trust, Inc.	2,900	100,340
Fonciere Des Murs	2,800	93,092
Fonciere Des Regions	475	60,227
General Growth Properties, Inc.	9,700	399,446
General Property Group	34,988	123,145
Great Portland Estates PLC	15,400	143,491
H&R Real Estate Investment	1	17
Hammerson PLC	8,750	178,325
HCP, Inc.	3,600	125,208
Health Care REIT, Inc.	3,900	174,291
Highwoods Properties, Inc.	4,400	129,272
Home Properties, Inc.	3,100	139,035
Host Hotels & Resorts, Inc.	11,829	201,566
ING Office Fund	131,600	185,886
Japan Real Estate Investment Corp.–Class A	16	198,575
Kimco Realty Corp.	4,250	154,700
Klepierre	8,595	439,306
Land Securities Group PLC	5,842	175,070
LaSalle Hotel Properties	2,300	73,370
Liberty International PLC	10,400	222,203
Macerich Co.	2,300	163,438
Mid-America Apartment Communities, Inc.	2,250	96,187
Mirvac Group	80,182	419,038
National Retail Properties	3,700	86,506
Nationwide Health Properties, Inc.	6,700	210,179
Nippon Building Fund, Inc.–Class A	21	293,261

Company	Shares	U.S. $ Value

Nomura Real Estate Office Fund, Inc.–Class A	19	$178,797
Omega Healthcare Investors, Inc.	5,500	88,275
Primaris Retail Real Estate Investment Trust(a)	7,149	132,559
Prologis	6,775	429,399
Public Storage	2,050	150,490
Rayonier, Inc.	5,300	250,372
RioCan Real Estate Investment Trust(a)	7,491	165,609
RioCan Real Estate Investment Trust(a)	1,400	30,952
Segro PLC	8,769	81,581
Simon Property Group, Inc.	7,350	638,421
SL Green Realty Corp.	550	51,403
Stockland	19,479	142,973
Stockland-New	422	3,027
Strategic Hotels & Resorts, Inc.	4,400	73,612
Sunstone Hotel Investors, Inc.	3,600	65,844
Tanger Factory Outlet Centers	5,050	190,435
Taubman Centers, Inc.	4,900	241,031
UDR, Inc.	4,050	80,392
Unibail	2,525	553,306
Ventas, Inc.	6,950	314,487
Vornado Realty Trust	4,000	351,800
Westfield Group	33,589	614,092

		13,387,053

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.1%
Beni Stabili SpA	76,800	83,325
Brookfield Properties Corp.	2,225	42,831
Citycon Oyj	33,942	181,072
Forest City Enterprises, Inc.–Class A	1,650	73,326
Hang Lung Properties Ltd.	141,000	629,996
Henderson Land Development Co., Ltd.	18,000	167,168
IVG Immobilien AG	3,900	128,728
Keppel Land Ltd.	44,000	220,151
Kerry Properties Ltd.	86,131	684,864
Lend Lease Corp. Ltd.	32,000	483,197
Mitsubishi Estate Co., Ltd.	15,000	357,374
Mitsui Fudosan Co., Ltd.	13,100	282,521
New World Development Co., Ltd.	125,997	441,117
Norwegian Property ASA	20,500	249,072
NTT Urban Development Corp.(a)	390	624,363
Sino Land Co.	79,950	279,968
Sponda OYJ	10,300	122,463
Sumitomo Realty & Development	8,000	195,649
Sun Hung Kai Properties Ltd.	46,700	980,866
Tokyu Land Corp.	31,000	265,246

		6,493,297

		43,713,030

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–7.6%
COMMUNICATIONS EQUIPMENT–1.9%
Cisco Systems, Inc.(b)	60,450	$1,636,381
Nokia OYJ	17,244	662,469
Nokia OYJ (Sponsored) (ADR)	19,700	756,283
Research In Motion Ltd.(b)	9,075	1,029,105

		4,084,238

COMPUTERS & PERIPHERALS–2.3%
Apple, Inc.(b)	12,430	2,462,134
Asustek Computer, Inc.(a)	43,000	127,951
Compal Electronics, Inc.(a)	56,280	61,282
EMC Corp.(b)	15,500	287,215
Fujitsu Ltd.	38,000	254,200
Hewlett-Packard Co.	27,700	1,398,296
Toshiba Corp.	26,000	191,879

		4,782,957

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.1%
AU Optronics Corp.(a)	86,692	167,186
HON HAI Precision Industry Co. Ltd.(a)	8,200	50,541
Tyco Electronics Ltd.	1,250	46,412

		264,139

INTERNET SOFTWARE & SERVICES–1.3%
Google, Inc.–Class A(b)	3,900	2,696,772

OFFICE ELECTRONICS–0.0%
Konica Minolta Holdings, Inc.	5,500	96,421

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.2%
Broadcom Corp.–Class A(b)	25,000	653,500
Hynix Semiconductor, Inc.(a)(b)	5,900	161,598
Intel Corp.	18,850	502,541
Nvidia Corp.(b)	24,425	830,938
Samsung Electronics Co. Ltd.(a)	140	82,390
United Microelectronics Corp.(a)	398,207	247,387

		2,478,354

SOFTWARE–0.8%
Adobe Systems, Inc.(b)	14,700	628,131
Microsoft Corp.	20,400	726,240
Nintendo Co. Ltd.	400	234,861
Oracle Corp.(b)	5,700	128,706

		1,717,938

		16,120,819

ENERGY–5.8%
ENERGY EQUIPMENT & SERVICES–1.4%
Baker Hughes, Inc.	13,950	1,131,345
Cameron International Corp.(b)	6,300	303,219

Company	Shares	U.S. $ Value

Schlumberger Ltd.	14,700	$1,446,039
Technip SA	2,010	159,878

		3,040,481

ENERGY SOURCES–2.4%
Chevron Corp.	14,400	1,343,952
ConocoPhillips	11,300	997,790
Exxon Mobil Corp.	22,700	2,126,763
Marathon Oil Corp.	5,600	340,816
Occidental Petroleum Corp.	1,900	146,281

		4,955,602

OIL, GAS & CONSUMABLE FUELS–2.0%
China Petroleum & Chemical Corp.–Class H	108,000	160,105
China Shenhua Energy Co. Ltd.–Class H	42,000	247,413
ENI SpA	9,800	357,665
EOG Resources, Inc.	7,150	638,137
Gazprom OAO (Sponsored) (ADR)	4,476	253,789
LUKOIL (Sponsored) (ADR)	2,000	169,000
Petro-Canada(a)	1,200	64,745
Petroleo Brasileiro SA (ADR)	2,800	322,672
Petroleo Brasileiro SA (Sponsored) (ADR)	1,900	182,818
Royal Dutch Shell PLC	12,600	531,172
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	9,657	407,670
StatoilHydro ASA	8,900	274,572
Total SA	7,166	593,348

		4,203,106

		12,199,189

INDUSTRIALS–4.7%
AEROSPACE & DEFENSE–1.2%
BAE Systems PLC	44,621	442,814
Boeing Co.	2,350	205,531
Honeywell International, Inc.	19,200	1,182,144
Spirit Aerosystems Holdings, Inc.–Class A(b)	14,300	493,350
United Technologies Corp.	2,500	191,350

		2,515,189

AIRLINES–0.1%
Air France-KLM	3,200	111,835
Deutsche Lufthansa AG	4,600	122,418

		234,253

COMMERCIAL SERVICES & SUPPLIES–0.2%
Allied Waste Industries, Inc.(b)	16,100	177,422
Capita Group PLC	5,713	79,202
Pitney Bowes, Inc.	3,800	144,552

		401,176

CONSTRUCTION & ENGINEERING–0.3%
Fluor Corp.	5,000	728,600

9

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENT
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–0.8%
ABB Ltd.	19,079	$550,082
ABB Ltd. (Sponsored) (ADR)	19,200	552,960
Emerson Electric Co.	7,350	416,451
Renewable Energy Corp.(b)	1,917	96,154

		1,615,647

INDUSTRIAL CONGLOMERATES–0.6%
3M Co.	1,800	151,776
McDermott Intl Inc.(b)	2,200	129,866
Siemens AG	3,108	492,182
Textron, Inc.	7,250	516,925
Tyco International Ltd.	1,250	49,563

		1,340,312

MACHINERY–1.1%
Caterpillar, Inc.	2,900	210,424
Deere & Co.	10,950	1,019,664
Ingersoll-Rand Co. Ltd.–Class A	6,000	278,820
Komatsu Ltd.	5,700	152,869
NGK Insulators Ltd.	9,000	241,302
PACCAR, Inc.	3,600	196,128
Sumitomo Heavy Industries Ltd.	800	7,294
Terex Corp.(b)	2,100	137,697

		2,244,198

MARINE–0.1%
Mitsui OSK Lines Ltd.	10,000	126,423
Nippon Yusen KK(a)	16,000	126,048

		252,471

ROAD & RAIL–0.0%
Avis Budget Group, Inc.(b)	3,600	46,800

TRADING COMPANIES & DISTRIBUTORS–0.3%
Mitsubishi Corp.	4,100	110,965
Mitsui & Co. Ltd.	26,000	542,949

		653,914

		10,032,560

HEALTH CARE–4.3%
BIOTECHNOLOGY–1.1%
Celgene Corp.(b)	12,450	575,314
CSL Ltd./Australia	3,038	96,243
Genentech, Inc.(b)	7,650	513,086
Gilead Sciences, Inc.(b)	26,850	1,235,369

		2,420,012

HEALTH CARE EQUIPMENT & SUPPLIES–0.9%
Alcon, Inc.	7,375	1,054,920
Covidien Ltd.	1,250	55,363
Essilor International SA	3,934	250,941
Hologic, Inc.(b)	7,300	501,072

		1,862,296

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–0.8%
Medco Health Solutions, Inc.(b)	6,750	$684,450
WellPoint, Inc.(b)	11,300	991,349

		1,675,799

PHARMACEUTICALS–1.5%
Abbott Laboratories	21,100	1,184,765
AstraZeneca PLC	1,900	81,782
GlaxoSmithKline PLC	6,400	162,538
Merck & Co., Inc.	7,800	453,258
Roche Holding AG	1,152	199,141
Sanofi-Aventis SA	3,200	292,929
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	16,050	746,004

		3,120,417

		9,078,524

MATERIALS–3.7%
CHEMICALS–1.6%
Air Products & Chemicals, Inc.	7,300	719,999
Ashland, Inc.	2,600	123,318
BASF SE	3,600	533,063
Bayer AG	5,987	546,114
Mitsubishi Chemical Holdings Corp.	30,500	232,705
Mitsui Chemicals, Inc.(a)	12,400	80,499
Monsanto Co.	10,450	1,167,160

		3,402,858

CONSTRUCTION MATERIALS–0.0%
Buzzi Unicem SpA	3,000	82,909

CONTAINERS & PACKAGING–0.1%
Ball Corp.	4,000	180,000
Crown Holdings, Inc.(b)	4,600	117,990

		297,990

METALS & MINING–1.9%
Alcoa, Inc.	10,600	387,430
Anglo American PLC	2,514	152,603
Antofagasta PLC	11,100	157,366
ArcelorMittal	4,068	327,120
BHP Billiton PLC	6,854	209,002
Cia Vale do Rio Doce (ADR)	9,000	294,030
Cia Vale do Rio Doce (Sponsored) (ADR)	6,100	170,678
JFE Holdings, Inc.	8,900	446,283
Kazakhmys PLC	2,800	75,756
Nippon Steel Corp.	41,000	250,958
POSCO(a)	200	120,836
Rio Tinto PLC	5,848	615,458
Xstrata PLC	9,837	690,272

		3,897,792

PAPER & FOREST PRODUCTS–0.1%
Stora Enso Oyj–Class R	11,300	168,685

		7,850,234

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–3.6%
BEVERAGES–0.4%
The Coca-Cola Co.	3,300	$202,521
PepsiCo, Inc.	8,500	645,150

		847,671

BEVERAGES & TOBACCO–0.5%
Altria Group, Inc.	7,700	581,966
Coca-Cola Enterprises, Inc.	8,300	216,049
Kraft Foods, Inc.–Class A	2,300	75,049
Molson Coors Brewing Co.–Class B	3,800	196,156

		1,069,220

FOOD & HOUSEHOLD PRODUCTS–0.4%
ConAgra Foods, Inc.	4,100	97,539
General Mills, Inc.	2,425	138,225
Kellogg Co.	3,100	162,533
Sara Lee Corp.	12,700	203,962
Supervalu, Inc.	7,000	262,640

		864,899

FOOD & STAPLES RETAILING–0.2%
Koninklijke Ahold NV	17,860	247,340
Tesco PLC	20,213	192,277

		439,617

FOOD PRODUCTS–0.8%
Associated British Foods PLC	9,400	167,680
Nestle SA	1,291	592,815
Unilever PLC	9,595	359,859
WM Wrigley Jr Co.	9,800	573,790

		1,694,144

HOUSEHOLD PRODUCTS–1.1%
Colgate-Palmolive Co.	6,650	518,434
Procter & Gamble Co.	20,200	1,483,084
Reckitt Benckiser PLC	5,205	302,463

		2,303,981

PERSONAL PRODUCTS–0.1%
L’Oreal SA	1,645	235,560

TOBACCO–0.1%
British American Tobacco PLC	5,495	214,817

		7,669,909

CONSUMER DISCRETIONARY–2.6%
AUTO COMPONENTS–0.2%
Compagnie Generale des Etablissements Michelin–Class B	1,700	194,359
Denso Corp.	4,100	166,846
Hyundai Mobis(a)	1,710	158,008

		519,213

Company	Shares	U.S. $ Value

AUTOMOBILES– 0.6%
Fiat SpA	8,775	$225,825
General Motors Corp.	9,800	243,922
Nissan Motor Co. Ltd.	39,200	427,848
Renault SA	3,000	425,468

		1,323,063

HOTELS, RESTAURANTS & LEISURE–0.5%
Las Vegas Sands Corp.(b)	1,400	144,270
Marriott International, Inc.–Class A	3,800	129,884
McDonald’s Corp.	9,400	553,754
Starwood Hotels & Resorts Worldwide, Inc.	625	27,519
Yum! Brands, Inc.	7,750	296,592

		1,152,019

HOUSEHOLD DURABLES–0.2%
Centex Corp.	2,900	73,254
KB Home	2,800	60,480
Sharp Corp.	15,000	267,572

		401,306

LEISURE EQUIPMENT & PRODUCTS–0.0%
Brunswick Corp.	3,200	54,560

MEDIA–0.2%
Comcast Corp.–Special– Class A(b)	7,950	144,054
Lagardere SCA	2,200	164,759

		308,813

MULTILINE RETAIL–0.5%
Dollar Tree Stores, Inc.(b)	900	23,328
Family Dollar Stores, Inc.	4,800	92,304
Kohl’s Corp.(b)	7,125	326,325
Macy’s, Inc.	7,500	194,025
New World Department Store China Ltd.(b)	872	1,222
Target Corp.	6,200	310,000

		947,204

SPECIALTY RETAIL–0.4%
Esprit Holdings Ltd.	16,700	245,912
Home Depot, Inc.	10,100	272,094
Inditex SA	3,901	236,050

		754,056

		5,460,234

CAPITAL EQUIPMENT–1.6%
AEROSPACE & DEFENSE–0.2%
Lockheed Martin Corp.	1,000	105,260
Northrop Grumman Corp.	3,900	306,696

		411,956

AUTOMOBILES–0.2%
Autoliv, Inc.	2,300	121,233
BorgWarner, Inc.	2,750	133,128

11

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Johnson Controls, Inc.	3,300	$118,932
Lear Corp.(b)	3,100	85,746

		459,039

INDUSTRIAL COMPONENTS–0.1%
Eaton Corp.	2,900	281,155

MACHINERY & ENGINEERING–0.1%
Cummins, Inc.	1,400	178,318

MULTI-INDUSTRY–1.0%
General Electric Co.	49,500	1,834,965
SPX Corp.	1,425	146,561

		1,981,526

		3,311,994

TELECOMMUNICATIONS–1.4%
TELECOMMUNICATIONS–1.4%
AT&T, Inc.	39,800	1,654,088
Sprint Nextel Corp.	30,700	403,091
Verizon Communications, Inc.	20,300	886,907

		2,944,086

UTILITIES–1.3%
ELECTRIC UTILITIES–0.3%
E.ON AG	1,600	340,196
Tokyo Electric Power Co. Inc.	9,900	256,274

		596,470

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
Iberdrola Renovables(b)	12,874	106,347
International Power PLC	20,376	183,675

		290,022

MULTI-UTILITIES–0.5%
Ameren Corp.	4,100	222,261
CMS Energy Corp.	3,000	52,140
RWE AG	1,380	194,398
Suez SA	4,017	273,421
Veolia Environnement	2,851	259,694

		1,001,914

UTILITY (ELECTRIC & GAS)–0.4%
Allegheny Energy, Inc.	1,800	114,498
American Electric Power Co., Inc.	5,300	246,768
Constellation Energy Group, Inc.	2,200	225,566
Entergy Corp.	900	107,568
Pinnacle West Capital Corp.	3,600	152,676
Wisconsin Energy Corp.	2,350	114,468

		961,544

		2,849,950

CONSUMER CYCLICAL–1.2%
APPLIANCES & HOUSEHOLD DURABLES–0.1%
Black & Decker Corp.	1,400	97,510
Newell Rubbermaid, Inc.	1,900	49,172

		146,682

Company	Shares	U.S. $ Value

BROADCASTING & PUBLISHING–0.6%
CBS Corp.–Class B	7,800	$212,550
Gannett Co., Inc.	6,500	253,500
Idearc, Inc.	5,800	101,848
Time Warner, Inc.	13,600	224,536
Viacom, Inc.–Class B(b)	4,700	206,424
The Walt Disney Co.	11,400	367,992

		1,366,850

BUSINESS & PUBLIC SERVICES–0.0%
Interpublic Group of Cos., Inc.(b)	5,500	44,605

MERCHANDISING–0.3%
The Gap, Inc.	8,400	178,752
The Kroger Co.	5,200	138,892
Lowe’s Cos, Inc.	5,800	131,196
Office Depot, Inc.(b)	3,300	45,903
Safeway, Inc.	5,600	191,576
Wal-Mart Stores, Inc.	1,400	66,542

		752,861

RECREATION & OTHER CONSUMER–0.1%
Mattel, Inc.	7,700	146,608

TEXTILES & APPAREL–0.1%
Jones Apparel Group, Inc.	9,600	153,504

		2,611,110

TELECOMMUNICATION SERVICES–1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.5%
China Netcom Group Corp. Ltd.	59,000	175,783
Nippon Telegraph & Telephone Corp.(a)	31	154,099
Telefonica SA	15,993	518,435
TeliaSonera AB(a)	17,574	164,186

		1,012,503

WIRELESS TELECOMMUNICATION SERVICES–0.6%
America Movil SAB de CV Series L (ADR)	6,800	417,452
Vodafone Group PLC	251,545	944,280

		1,361,732

		2,374,235

MEDICAL–1.0%
HEALTH & PERSONAL CARE–1.0%
AmerisourceBergen Corp.–Class A	5,000	224,350
Cardinal Health, Inc.	3,300	190,575
Eli Lilly & Co.	5,900	315,001

12

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

International Flavors & Fragrances, Inc.	1,550	$74,601
McKesson Corp.	3,200	209,632
Pfizer, Inc.	48,100	1,093,313

		2,107,472

INDUSTRIAL COMMODITIES–0.6%
CHEMICALS–0.4%
Dow Chemical Co.	9,300	366,606
E.I. Du Pont de Nemours & Co.	8,700	383,583
Lubrizol Corp.	1,525	82,594

		832,783

CONTAINERS & PACKAGING–0.1%
Sonoco Products Co.	3,500	114,380

FOREST & PAPER–0.0%
Smurfit-Stone Container Corp.(b)	7,000	73,920

MISCELLANEOUS MATERIALS–0.1%
Bemis, Inc.	2,700	73,926
Owens-Illinois, Inc.(b)	3,300	163,350

		237,276

		1,258,359

TECHNOLOGY/ELECTRONICS–0.6%
DATA PROCESSING–0.3%
Dell, Inc.(b)	6,600	161,766
Electronic Data Systems Corp.	3,200	66,336
International Business Machines Corp.	3,000	324,300
Sanmina-SCI Corp. (ADR)(b)	9,400	17,108

		569,510

ELECTRICAL & ELECTRONICS–0.1%
Lexmark International, Inc.–Class A(b)	4,100	142,926
Tech Data Corp.(b)	1,400	52,808

		195,734

ELECTRONIC COMPONENTS & INSTRUMENTS–0.2%
Arrow Electronics, Inc.(b)	4,400	172,832
Avnet, Inc.(b)	6,100	213,317
Flextronics International Ltd.(b)	1,300	15,678

		401,827

		1,167,071

CONSUMER GROWTH–0.2%
HOSPITAL SUPPLIES–0.2%
Johnson & Johnson	5,200	346,840

CONSUMER MANUFACTURING–0.1%
AUTO & RELATED–0.1%
AutoNation, Inc.(b)	7,500	117,450

Company	Shares	U.S. $ Value

NON-FINANCIAL–0.0%
HOME BUILDING–0.0%
Pulte Homes, Inc.	7,200	$75,888

CONSTRUCTION & HOUSING–0.0%

REAL ESTATE–0.0%
Canadian Apartment Properties	1	16

Total Common Stocks (cost $119,471,268)		131,288,970

	Principal Amount (000)
MORTGAGE PASS-THRU’S–7.2%
FIXED RATE 30-YEAR–5.6%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35	$239	225,592
Series 2007 7.00%, 2/01/37	663	688,707
Federal Home Loan Mortgage Corp. Series 2007 5.50%, 7/01/35	252	252,418
Federal National Mortgage Association
Series 2003 5.00%, 11/01/33	687	671,437
Series 2004 5.50%, 11/01/34	498	497,878
6.00%, 9/01/34	582	591,609
Series 2005 4.50%, 8/01/35	725	686,249
Series 2006 5.00%, 2/01/36	925	903,100
6.50%, 9/01/36	2,449	2,517,625
Series 2007 4.50%, 9/01/35–8/01/37	1,741	1,649,530
5.00%, 7/01/36	279	272,857
5.50%, 8/01/37	2,850	2,863,828

		11,820,830

AGENCY ARMS–1.2%
Federal Home Loan Mortgage Corp. Series 2006 5.829%, 12/01/36(c)	1,202	1,221,655
Series 2007 6.037%, 10/01/37(c)	312	317,213
Federal National Mortgage Association Series 2005 5.322%, 9/01/35(c)	87	87,406
Series 2006 5.463%, 5/01/36(c)	63	63,894
5.799%, 3/01/36(c)	147	149,549
5.851%, 11/01/36(c)	115	117,133
5.916%, 6/01/36(c)	107	109,612

13

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2007 5.769%, 1/01/37(c)	$161	$163,491
6.025%, 11/01/36(c)	110	112,123
6.081%, 3/01/37(c)	305	311,244

		2,653,320

NON-AGENCY ARMS–0.4%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.40%, 2/25/36(d)	208	201,643
Series 2006-3, Class 22A1 6.218%, 5/25/36(d)	64	62,260
Series 2007-1, Class 21A1 5.728%, 1/25/47(d)	67	64,567
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(d)	131	128,047
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(c)	143	142,861
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.228%, 5/25/36(d)	88	87,521
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.235%, 8/25/35(d)	139	136,783

		823,682

Total Mortgage Pass-Thru’s (cost $15,105,871)		15,297,832

U.S. TREASURIES–6.5%
U.S. Treasury Bonds 4.50%, 2/15/36	3,920	3,939,906
8.75%, 5/15/17	3	4,081
U.S. Treasury Notes 4.25%, 11/15/17	3,555	3,616,935
4.875%, 5/31/11	5,940	6,260,202

Total U.S. Treasuries (cost $13,369,047)		13,821,124

CORPORATES-INVESTMENT GRADES–5.2%

FINANCIAL INSTITUTIONS–2.4%
BANKING–0.9%
Bank of America Corp. 3.375%, 2/17/09	70	69,094
4.50%, 8/01/10	100	100,049
Chase Manhattan Corp. 6.00%, 2/15/09	170	171,487
Citicorp Series MTNF 6.375%, 11/15/08	31	31,421
Citigroup, Inc. 3.625%, 2/09/09	135	133,190
4.625%, 8/03/10	75	74,591
5.286%, 6/09/09(c)	20	19,846

Company	Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 6.75%, 2/01/11	$80	$83,999
JPMorgan Chase Capital XXV 6.80%, 10/01/37	51	49,035
Morgan JP & Co., Inc. 6.25%, 1/15/09	157	158,896
National City Bank of Ohio 6.25%, 3/15/11	250	257,080
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	108	109,969
SouthTrust Corp. 5.80%, 6/15/14	175	180,713
UBS Preferred Funding Trust I 8.622%, 10/01/10(d)	40	43,129
Union Bank of California 5.95%, 5/11/16	250	239,977
Wachovia Corp. 5.625%, 12/15/08	46	45,911
Washington Mutual, Inc. 4.20%, 1/15/10	14	12,507
Wells Fargo & Co. 4.20%, 1/15/10	35	34,779
Zions Bancorporation 5.50%, 11/16/15	35	32,823

		1,848,496

BROKERAGE–0.5%
The Bear Stearns Co., Inc. 5.55%, 1/22/17	165	147,875
5.70%, 11/15/14	145	137,503
7.625%, 12/07/09	98	100,742
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	134	132,628
4.75%, 7/15/13	35	34,282
7.35%, 10/01/09	36	37,626
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11	60	59,118
6.20%, 9/26/14	33	33,610
6.50%, 7/19/17	54	54,640
7.875%, 11/01/09	75	78,169
Series MTNG 4.80%, 3/13/14	42	39,089
Merrill Lynch & Co., Inc. 4.79%, 8/04/10	105	104,042
6.00%, 2/17/09	47	47,384
6.05%, 5/16/16	145	142,473
Series MTNC 4.125%, 1/15/09	52	51,322

		1,200,503

FINANCE–0.8%
Capital One Bank 4.25%, 12/01/08	160	156,569
Capital One Financial Corp. 5.50%, 6/01/15	20	18,447
6.75%, 9/15/17	43	41,242

14

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

CIT Group, Inc. 5.00%, 2/01/15	$75	$65,195
5.125%, 9/30/14	40	35,235
5.85%, 9/15/16	150	132,432
7.625%, 11/30/12	135	136,837
Countrywide Financial Corp. 6.25%, 5/15/16	58	33,383
Series MTN 5.80%, 6/07/12	75	54,787
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	69	49,822
General Electric Capital Corp. 4.375%, 11/21/11	25	24,803
6.75%, 3/15/32	135	153,277
Household Finance Corp. 4.125%, 12/15/08	90	89,176
HSBC Finance Corp. 6.50%, 11/15/08	80	80,878
7.00%, 5/15/12	85	89,060
iStar Financial, Inc. 5.15%, 3/01/12	50	43,211
5.65%, 9/15/11	95	84,894
SLM Corp. 4.50%, 7/26/10	55	50,446
5.375%, 1/15/13–5/15/14	375	334,306

		1,674,000

INSURANCE–0.2%
Assurant, Inc. 5.625%, 2/15/14	35	34,250
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	50	50,259
Liberty Mutual Group, Inc. 5.75%, 3/15/14(e)	35	35,644
UnitedHealth Group, Inc. 4.125%, 8/15/09	67	66,603
5.25%, 3/15/11	165	166,846
WellPoint, Inc. 4.25%, 12/15/09	80	79,071

		432,673

		5,155,672

INDUSTRIAL–2.4%
BASIC–0.1%
The Dow Chemical Co. 7.375%, 11/01/29	10	10,999
International Paper Co. 5.30%, 4/01/15	55	53,681
International Steel Group, Inc. 6.50%, 4/15/14	60	61,609
Lubrizol Corp. 4.625%, 10/01/09	20	20,085
Westvaco Corp. 8.20%, 1/15/30	15	16,038

Company	Principal Amount (000)	U.S. $ Value

Weyerhaeuser Co. 5.95%, 11/01/08	$35	$35,284

		197,696

CAPITAL GOODS–0.1%
Boeing Capital Corp. 4.75%, 8/25/08	35	35,119
Caterpillar Financial Services 4.50%, 6/15/09	46	46,017
Textron Financial Corp. 4.125%, 3/03/08	80	79,922
Tyco International Group SA 6.00%, 11/15/13	85	87,366
Waste Management, Inc. 6.875%, 5/15/09	40	41,067

		289,491

COMMUNICATIONS– MEDIA–0.3%
British Sky Broadcasting PLC 8.20%, 7/15/09	20	20,924
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	55	69,940
Comcast Cable Communications, Inc. 6.20%, 11/15/08	66	66,537
6.875%, 6/15/09	50	51,429
Comcast Corp. 5.30%, 1/15/14	40	39,224
5.50%, 3/15/11	50	50,478
Cox Enterprises, Inc. 4.375%, 5/01/08(e)	40	39,872
News America, Inc. 6.55%, 3/15/33	45	44,950
RR Donnelley & Sons Co. 4.95%, 4/01/14	25	23,570
Time Warner Entertainment Co. 8.375%, 3/15/23	130	153,126
WPP Finance Corp. 5.875%, 6/15/14	25	26,606

		586,656

COMMUNICATIONS– TELECOMMUNICATIONS– 0.8%
AT&T Corp. 7.30%, 11/15/11	40	43,340
8.00%, 11/15/31	15	18,421
British Telecommunications PLC 8.625%, 12/15/10	100	109,735
Embarq Corp. 6.738%, 6/01/13	5	5,172
7.082%, 6/01/16	240	247,291
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	95	102,882
8.75%, 3/01/31	50	64,799

15

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Nextel Communications, Inc. Series E 6.875%, 10/31/13	$45	$44,332
Qwest Corp. 5.625%, 11/15/08	110	109,450
7.875%, 9/01/11	150	156,000
8.875%, 3/15/12	110	117,700
Sprint Capital Corp. 8.375%, 3/15/12	120	129,963
Telecom Italia Capital SA 4.00%, 1/15/10	120	117,532
6.00%, 9/30/34	65	63,206
Telefonos de Mexico SAB de CV 4.50%, 11/19/08	157	156,231
Verizon Communications, Inc. 4.90%, 9/15/15	35	34,049
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	45	46,341
Vodafone Group PLC 5.50%, 6/15/11	60	60,637

		1,627,081

CONSUMER CYCLICAL– AUTOMOTIVE–0.0%
DaimlerChrysler North America 4.875%, 6/15/10	25	24,889

CONSUMER CYCLICAL– OTHER–0.2%
Centex Corp. 5.45%, 8/15/12	164	144,247
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	81	83,622
7.875%, 5/01/12	84	89,259
Toll Brothers Finance Corp. 5.15%, 5/15/15	20	18,149
6.875%, 11/15/12	40	39,071

		374,348

CONSUMER CYCLICAL– RETAILERS–0.0%
Limited Brands, Inc. 6.90%, 7/15/17	25	24,155

CONSUMER NON-CYCLICAL–0.5%
Altria Group, Inc. 7.75%, 1/15/27	85	109,513
Bunge Ltd Finance Corp. 5.10%, 7/15/15	69	65,352
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(e)	135	134,921
ConAgra Foods, Inc. 7.875%, 9/15/10	19	20,394
Fisher Scientific International, Inc. 6.125%, 7/01/15	19	18,873
6.75%, 8/15/14	29	29,724

Company	Principal Amount (000)	U.S. $ Value

Kraft Foods, Inc. 4.125%, 11/12/09	$115	$114,008
Reynolds American, Inc. 7.25%, 6/01/13	150	158,660
7.625%, 6/01/16	145	154,134
Safeway, Inc. 4.125%, 11/01/08	18	17,806
6.50%, 3/01/11	15	15,693
Tyson Foods, Inc. 6.85%, 4/01/16	150	153,923
Wyeth 5.50%, 2/01/14	40	40,627

		1,033,628

ENERGY–0.2%
Amerada Hess Corp. 7.875%, 10/01/29	55	65,099
Gazprom 6.212%, 11/22/16(e)	315	305,613
Valero Energy Corp. 6.875%, 4/15/12	45	48,017

		418,729

TECHNOLOGY–0.2%
Electronic Data Systems Corp.
Series B 6.50%, 8/01/13	145	146,617
International Business Machines Corp. 4.375%, 6/01/09	20	20,183
Motorola, Inc. 6.50%, 9/01/25	70	67,977
7.50%, 5/15/25	15	15,961
7.625%, 11/15/10	5	5,356
Xerox Corp. 7.625%, 6/15/13	30	31,306
9.75%, 1/15/09	111	116,041

		403,441

		4,980,114

UTILITY–0.4%
ELECTRIC–0.3%
Carolina Power & Light Co. 6.50%, 7/15/12	65	69,181
Consumers Energy Co.
Series C 4.25%, 4/15/08	25	24,916
Exelon Corp. 6.75%, 5/01/11	25	26,148
FirstEnergy Corp. Series B 6.45%, 11/15/11	65	67,120
Series C 7.375%, 11/15/31	85	93,265
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	30	31,094
Nisource Finance Corp. 7.875%, 11/15/10	40	42,433

16

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Pacific Gas & Electric Co. 4.80%, 3/01/14	$65	$63,194
Progress Energy, Inc. 7.10%, 3/01/11	19	20,220
Public Service Company of Colorado 7.875%, 10/01/12	30	33,666
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(e)	238	242,852

		714,089

NATURAL GAS–0.1%
Duke Energy Field Services Corp. 7.875%, 8/16/10	15	16,091
Enterprise Products Operating LP Series B 5.60%, 10/15/14	25	24,950
Williams Cos, Inc. 7.875%, 9/01/21	40	44,350

		85,391

		799,480

Total Corporates–Investment Grades (cost $11,025,886)		10,935,266

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.8%
NON-AGENCY FIXED RATE CMBS–3.8%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	164	167,898
Series 2004-4, Class A3 4.128%, 7/10/42	200	197,530
Series 2004-6, Class A2 4.161%, 12/10/42	140	137,776
Series 2005-6, Class A4 5.181%, 9/10/47	315	310,604
Series 2006-5, Class A4 5.414%, 9/10/47	355	355,201
Bear Stearns Commercial Mortgage Securities, Inc. 5.70%, 6/11/50	365	376,041
Series 2006-PW12, Class A4 5.711%, 9/11/38	100	102,615
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.529%, 4/15/40(d)	110	111,331
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-CK2, Class A2 3.861%, 3/15/36	32	32,065

Company	Principal Amount (000)	U.S. $ Value

Series 2004-C1, Class A4 4.75%, 1/15/37(d)	$70	$68,342
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.827%, 6/15/38(d)	90	92,952
Series 2006-C4, Class A3 5.467%, 9/15/39	235	235,629
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	360	358,003
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39	215	216,269
GS Mortgage Securities Corp. II Series 2001-ROCK, Class C 6.878%, 5/03/18(e)	605	639,962
Series 2004-GG2, Class A6 5.396%, 8/10/38	80	80,544
Series 2007-GG10, Class A2 5.778%, 8/10/45	490	499,415
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	60	58,895
Series 2005-CB11, Class A4 5.335%, 8/12/37	170	170,349
Series 2005-LDP3, Class A2 4.851%, 8/15/42	100	99,324
Series 2005-LDP4, Class A2 4.79%, 10/15/42	210	208,337
Series 2005-LDP5, Class A2 5.198%, 12/15/44	60	60,043
Series 2006-CB14, Class A4 5.481%, 12/12/44(d)	50	50,178
Series 2006-CB15, Class A4 5.814%, 6/12/43(d)	110	112,971
Series 2006-CB16, Class A4 5.552%, 5/12/45	200	201,766
Series 2006-CB17, Class A4 5.429%, 12/12/43	350	351,943
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32	150	143,440
Series 2004-C4, Class A4 5.296%, 6/15/29	40	40,520
Series 2004-C8, Class A2 4.201%, 12/15/29	125	123,152
Series 2005-C1, Class A4 4.742%, 2/15/30	120	116,572
Series 2005-C7, Class A4 5.197%, 11/15/30	50	48,932
Series 2006-C3, Class A4 5.661%, 3/15/39(d)	285	290,049

17

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2006-C4, Class A4 5.883%, 6/15/38(d)	$275	$285,381
Series 2006-C6, Class A4 5.372%, 9/15/39	330	329,097
Series 2007-C6, Class A4 5.858%, 7/15/40	210	217,192
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.244%, 11/12/37(d)	40	39,871
Series 2005-MKB2, Class A2 4.806%, 9/12/42	320	318,394
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.105%, 6/12/46(d)	110	114,209
Series 2006-3, Class A4 5.414%, 7/12/46(d)	280	279,856
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40	190	187,626
Series 2007-T27, Class A4 5.651%, 6/13/42	210	215,469

		8,045,743

NON-AGENCY ADJUSTABLE RATE CMBS–0.0%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 5.692%, 3/06/20(c)(e)	75	72,281

Total Commercial Mortgage-Backed Securities (cost $8,007,866)		8,118,024

GOVERNMENT-RELATED–U.S. AGENCIES–3.2%
AGENCY DEBENTURES–3.2%
Federal Home Loan Bank 4.625%, 10/10/12	470	483,739
5.00%, 11/17/17	3,120	3,234,931
Federal Home Loan Mortgage Corp. 5.125%, 11/17/17	2,670	2,785,988
Federal National Mortgage Association Series 2005 3.875%, 2/15/10	200	201,339

Total Government-Related– U.S. Agencies (cost $6,639,440)		6,705,997

Company		Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED–FOREIGN AGENCIES–1.6%
Development Bank of Japan 1.75%, 6/21/10	JPY	200,000	$1,830,694
Kreditanstalt fuer Wiederaufbau 1.75%, 3/23/10(a)		114,000	1,041,107
Series INTL 1.85%, 9/20/10(a)		64,000	587,937

Total Government-Related–Foreign Agencies (cost $3,315,964)			3,459,738

EMERGING MARKETS–NON-INVESTMENT GRADES–1.0%

NON CORPORATE SECTORS–1.0%
SOVEREIGN–1.0%
Republic of Brazil 8.25%, 1/20/34(a)		$725	917,125
Republic of Panama 9.375%, 4/01/29(a)		200	273,000
Republic of Peru 7.35%, 7/21/25(a)		215	245,100
8.75%, 11/21/33		185	245,125
Republic of Philippines 8.25%, 1/15/14		261	292,320
8.875%, 3/17/15		46	54,119

Total Emerging Markets–Non-Investment Grades (cost $1,913,602)			2,026,789

GOVERNMENT-RELATED–SOVEREIGNS–0.9%
Government of Poland Series 1110 6.00%, 11/24/10(a)	PLN	1,745	706,841
Mexican Bonos Series MI10 8.00%, 12/19/13(a)	MXN	14,185	1,296,569

Total Government-Related–Sovereigns (cost $2,013,711)			2,003,410

ASSET-BACKED SECURITIES–0.8%
HOME EQUITY LOANS–FLOATING RATE–0.6%
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1, Class 1A1 5.015%, 4/25/22(c)		2	2,214
Series 2007-HE3, Class M1 5.315%, 4/25/37(c)		100	64,310

18

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(f)	$88	$87,025
Home Equity Asset Trust Series 2007-3, Class M1 5.215%, 8/25/37(c)	275	189,522
Home Equity Mortgage Trust Series 2006-1, Class A2 5.367%, 5/25/36(f)	30	15,019
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 4.945%, 1/25/36(c)	15	14,774
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 4.975%, 11/25/36(c)	295	277,991
IXIS Real Estate Capital Trust Series 2006-HE3, Class A2 4.965%, 1/25/37(c)	195	183,940
Lehman XS Trust Series 2007-4N, Class M1 5.315%, 3/25/47(c)	265	193,001
RAAC Series Series 2006-SP3, Class A1 4.945%, 8/25/36(c)	128	124,149
Residential Asset Securities Corp. Series 2003-KS3, Class A2 5.465%, 5/25/33(c)	2	2,214
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2A 4.945%, 12/25/36(c)	11	10,965
Structured Asset Investment Loan Trust Series 2006-1, Class A1 4.945%, 1/25/36(c)	20	20,378

		1,185,502

HOME EQUITY LOANS– FIXED RATE–0.2%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	275	228,013
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.45%, 1/25/33(f)	35	35,034
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	35	28,187
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	71	70,101

		361,335

Company	Principal Amount (000)	U.S. $ Value

CREDIT CARDS-FIXED RATE–0.0%
MBNA Credit Card Master Note Trust Series 2003-A6, Class A6 2.75%, 10/15/10	$85	$84,388

AUTOS-FIXED RAT–0.0%
Capital One Prime Auto Receivables Trust Series 2005-1, Class A3 4.32%, 8/15/09	26	25,701

Total Asset-Backed Securities (cost $1,943,188)		1,656,926

GOVERNMENT-RELATED–NON-U.S. ISSUERS–0.5%
SOVEREIGNS–0.4%
Russian Federation 7.50%, 3/31/30(a)(e)	812	923,423

SUPRANATIONALS–0.1%
European Investment Bank 5.125%, 5/30/17	175	182,568

Total Government-Related–Non-U.S. Issuers (cost $1,077,608)		1,105,991

CORPORATES-NON-INVESTMENT GRADES–0.5%
INDUSTRIAL–0.4%
BASIC–0.1%
Ineos Group Holdings PLC 8.50%, 2/15/16(e)	75	66,750
Packaging Corp. of America 5.75%, 8/01/13	30	30,660

		97,410

COMMUNICATIONS– MEDIA–0.1%
Cablevision Systems Corp. Series B 8.00%, 4/15/12	45	43,650
Clear Channel Communications, Inc. 5.50%, 9/15/14	85	64,790
DirecTV Holdings LLC 6.375%, 6/15/15	40	38,400
Echostar DBS Corp. 6.625%, 10/01/14	17	16,915
7.125%, 2/01/16	48	48,960

		212,715

COMMUNICATIONS– TELECOMMUNICATIONS–0.0%
Qwest Communications International, Inc. 7.50%, 2/15/14	25	24,937
Series B 7.50%, 2/15/14	15	14,963

		39,900

19

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Ford Motor Credit Co. 7.375%, 10/28/09	$160	$150,599
General Motors Corp. 8.25%, 7/15/23	70	55,650

		206,249

CONSUMER CYCLICAL–OTHER–0.1%
Harrah’s Operating Co., Inc 5.625%, 6/01/15	30	21,900
5.75%, 10/01/17	11	7,453
6.50%, 6/01/16	39	29,055
MGM Mirage 8.375%, 2/01/11	40	40,900

		99,308

TRANSPORTATION– SERVICES–0.0%
Hertz Corp. 8.875%, 1/01/14	35	35,481

		691,063

UTILITY–0.1%
ELECTRIC–0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16	70	68,425
Edison Mission Energy 7.00%, 5/15/17	60	58,950
NRG Energy, Inc. 7.25%, 2/01/14	65	63,375
7.375%, 2/01/16	35	34,125

		224,875

FINANCIAL INSTITUTIONS–0.0%
REITS–0.0%
American Real Estate Partners LP 7.125%, 2/15/13(e)	25	23,500
7.125%, 2/15/13	20	18,800

		42,300

Total Corporates–Non- Investment Grades (cost $1,009,151)		958,238

MORTGAGE CMO’S–0.3%
NON-AGENCY FIXED RATE–0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.054%, 6/26/35(e)	143	142,418
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36(d)	106	101,573

Company	Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37	$145	$149,652

		393,643

NON-AGENCY ADJUSTABLE RATE–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.788%, 12/25/35(c)	60	56,345
Series 2006-OA14, Class 3A1 5.638%, 11/25/46(c)	189	178,319
Series 2007-OA3, Class M1 5.175%, 4/25/47(c)	75	49,347

		284,011

Total Mortgage CMO’s (cost $717,141)		677,654

	Shares
PREFERRED STOCKS–0.1%

CONSUMER DISCRETIONARY–0.1%
AUTOMOBILES–0.1%
Porsche Automobil Hldg-PDF Zero Coupon (cost $226,034)	120	241,495

NON-CONVERTIBLE– PREFERRED STOCKS–0.1%

NON CORPORATE SECTORS–0.1%
AGENCIES–GOVERNMENT SPONSORED–0.1%
Federal Home Loan Mortgage Corp. 8.375%	2,525	66,029
Federal National Mortgage Association 8.25%	3,075	79,181

		145,210

INFORMATION TECHNOLOGY–0.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.0%
Samsung Electronics Co. Ltd.(a)	200	90,741

Total Non-Convertible–Preferred Stocks (cost $232,993)		235,951

20

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–4.7%
TIME DEPOSIT–4.7%
The Bank of New York 3.25%, 1/02/08 (cost $9,830,000)	$9,830	$9,830,000

TOTAL INVESTMENTS–98.5% (cost $195,898,770)		208,363,405
Other assets less liabilities–1.5%		3,087,016

NET ASSETS–100.0%		$211,450,421

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index	8	March 2008	$516,316	$518,736	$2,420

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swedish Krona settling 1/17/08	3,715	$568,185	$574,897	$6,712

Sale Contracts:
Japanese Yen settling 1/08/08	385,336	3,517,796	3,451,649	66,147
Mexican Nuevo Peso settling 1/28/08	14,654	1,334,696	1,340,135	(5,439)
Polish Zloty settling 3/06/08	1,747	698,460	709,282	(10,822)
Swedish Krona settling 1/17/08	3,715	580,101	574,897	5,204

21

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

22

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $8,156,332.

(b)	Non-income producing security.

(c)	Floating Rate Security. Stated interest rate was in effect at December 31, 2007.

(d)	Variable rate coupon, rate shown as of December 31, 2007.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $2,627,236 or 1.2% of net assets.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2007.

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2007, the Portfolio’s total exposure to subprime investments was 0.64%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A.1 for additional details).

Currency Abbreviations:

JPY—Japanese Yen

MXN—Mexican Peso

PLN—Polish Zloty

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $195,898,770)	$208,363,405
Cash	1,040
Foreign cash, at value (cost $665,922)	713,326	(a)
Unrealized appreciation of forward currency exchange contracts	78,063
Receivable for investment securities sold	3,032,531
Receivable for capital stock sold	997,136
Dividends and interest receivable	802,380

Total assets	213,987,881

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	16,261
Payable for investment securities purchased and foreign currency contracts	2,255,160
Advisory fee payable	138,373
Distribution fee payable	44,055
Payable for capital stock redeemed	13,637
Payable for variation margin on futures contracts	1,052
Transfer Agent fee payable	116
Accrued expenses	68,806

Total liabilities	2,537,460

NET ASSETS	$211,450,421

COMPOSITION OF NET ASSETS
Capital stock, at par	$16,309
Additional paid-in capital	191,255,093
Undistributed net investment income	2,682,853
Accumulated net realized gain on investment and foreign currency transactions	4,957,255
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	12,538,911

	$211,450,421

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$9,986	765	$13.05
B	$211,440,435	16,308,472	$12.97

(a)	An amount equivalent to U.S. $38,598 has been segregated to collateralize margin requirements for the open futures contracts outstanding at December 31, 2007.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest (net of foreign taxes withheld of $95)	$3,178,652
Dividends (net of foreign taxes withheld of $96,899)	2,135,969

Total investment income	5,314,621

EXPENSES
Advisory fee (see Note B)	939,791
Distribution fee—Class B	409,112
Transfer agency—Class A	111
Transfer agency—Class B	1,994
Custodian	266,655
Administrative	94,000
Audit	46,600
Printing	28,685
Legal	11,913
Directors’ fees	1,550
Miscellaneous	17,242

Total expenses	1,817,653
Less: expenses waived and reimbursed by the Adviser (see Note B)	(116,796)

Net expenses	1,700,857

Net investment income	3,613,764

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	5,795,832
Futures	67,564
Foreign currency transactions	146,216
Net change in unrealized appreciation/depreciation of:
Investments	(2,158,259	)(a)
Futures	(2,781)
Foreign currency denominated assets and liabilities	1,513

Net gain on investment and foreign currency transactions	3,850,085

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,463,849

(a)	Net of accrued foreign capital gain taxes of $1,104.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,613,764	$1,909,660
Net realized gain on investment and foreign currency transactions	6,009,612	3,214,278
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,159,527)	9,012,991

Net increase in net assets from operations	7,463,849	14,136,929
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(272,718)	(80,464)
Class B	(3,511,139)	(611,974)
Net realized gain on investment and foreign currency transactions
Class A	(188,141)	–0	–
Class B	(2,585,906)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase	74,441,052	48,588,078

Total increase	75,346,997	62,032,569
NET ASSETS
Beginning of period	136,103,424	74,070,855

End of period (including undistributed net investment income of $2,682,853 and $2,033,529, respectively)	$211,450,421	$136,103,424

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2007 the Adviser waived advisory fees in the amount of $22,796.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $94,000 for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $143,014, of which $204 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$125,396,106	$74,222,868
U.S. government securities	70,339,364	53,228,215

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$197,157,155

Gross unrealized appreciation	$18,737,415
Gross unrealized depreciation	(7,531,165)

Net unrealized appreciation	$11,206,250

AllianceBernstein Variable Products Series Fund

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

4. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2007, the Portfolio earned income of $16,178 from dollar rolls which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006		Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares issued in reinvestment of dividends and distributions	35,342	7,034		$460,859	$80,464
Shares redeemed	(897,608)	–0	–	(11,568,083)	–0	–

Net increase (decrease)	(862,266)	7,034		$(11,107,224)	$80,464

Class B
Shares sold	7,204,056	5,107,705		$94,036,364	$60,618,810
Shares issued in reinvestment of dividends and distributions	470,089	53,682		6,097,045	611,974
Shares redeemed	(1,125,031)	(1,074,226)		(14,585,133)	(12,723,170)

Net increase	6,549,114	4,087,161		$85,548,276	$48,507,614

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

AllianceBernstein Variable Products Series Fund

NOTE: H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$3,822,032	$692,438
Net long-term capital gains	2,735,872	–0	–

Total distributions paid	$6,557,904	$692,438

NOTE I: Component of Accumulated Earnings (Deficit)

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,672,316
Undistributed long-term capital gains	5,287,377
Unrealized appreciation/(depreciation)	11,219,326	(a)

Total accumulated earnings/(deficit)	$20,179,019

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies and the tax treatment of certain derivative instruments.

During the current fiscal year, permanent differences primarily due to a tax treatment of foreign currency gains/losses, paydown gains/losses, capital gains tax reclassification, dividend redesignation, and passive foreign investment companies resulted in a net increase in undistributed net investment income, and a net decrease to accumulated net realized gain on investment transactions and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,				July 1, 2004(a) to December 31, 2004
	2007	2006		2005
Net asset value, beginning of period	$12.87	$11.39		$10.69	$10.00

Income From Investment Operations
Net investment income (b)(c)	.31	.25		.18	.07
Net realized and unrealized gain on investment and foreign currency transactions	.41	1.32		.60	.62

Net increase in net asset value from operations	.72	1.57		.78	.69

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.09)		(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.22)	–0	–	(.03)	–0	–

Total dividends and distributions	(.54)	(.09)		(.08)	–0	–

Net asset value, end of period	$13.05	$12.87		$11.39	$10.69

Total Return
Total investment return based on net asset value (d)	5.55%	13.92%		7.30%	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$11,111		$9,746	$9,089
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.76%	.99	%(e)	1.20%	1.20	%(f)
Expenses, before waivers and reimbursements	.85%	1.07	%(e)	1.54%	2.87	%(f)
Net investment income (c)	2.33%	2.08	%(e)	1.64%	1.36	%(f)
Portfolio turnover rate	77%	203%		139%	44%

See footnote summary on page 34.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,				July 1, 2004(a) to December 31, 2004
	2007	2006		2005
Net asset value, beginning of period	$12.81	$11.34		$10.67	$10.00

Income From Investment Operations
Net investment income (b)(c)	.27	.22		.15	.06
Net realized and unrealized gain on investment and foreign currency transactions	.41	1.33		.60	.61

Net increase in net asset value from operations	.68	1.55		.75	.67

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.08)		(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.22)	–0	–	(.03)	–0	–

Total dividends and distributions	(.52)	(.08)		(.08)	–0	–

Net asset value, end of period	$12.97	$12.81		$11.34	$10.67

Total Return
Total investment return based on net asset value (d)	5.26%	13.75%		7.01%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$211,440	$124,992		$64,325	$17,866
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.01%	1.23	%(e)	1.45%	1.45	%(f)
Expenses, before waivers and reimbursements	1.07%	1.31	%(e)	1.77%	3.34	%(f)
Net investment income (c)	2.11%	1.84	%(e)	1.31%	1.49	%(f)
Portfolio turnover rate	77%	203%		139%	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 20.02% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2007 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2007, the Portfolio designates from distribution’s paid $2,735,872 as capital gains dividends.

BALANCED WEALTH STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Daniel Grasman (2), Vice President

Mark A. Hamilton(2), Vice President

Joshua B. Lisser(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments resides with Daniel Grasman, Mark A. Hamilton, Joshua B. Lisser, Seth J. Masters and Christopher H. Nikolich.

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008. President, Fidelity Accounting and Custody Services Company from 1993–1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975–1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005–2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993–2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

BALANCED WEALTH
STRATEGY PORTFOLIO
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel Grasman 43	Vice President	Vice President of the Adviser **, and Senior Portfolio Manager of AllianceBernstein since 2004. Prior thereto, he was co-founder and COO of Xelector since prior to 2003.

Mark A. Hamilton 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Joshua B. Lisser 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Seth J. Masters 48	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Christopher H. Nikolich 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) at a meeting held on July 31-August 2, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Portfolio in the Portfolio’s last fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution or brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index (60% Standard & Poor’s 500 Stock Index/40% Lehman Brothers Aggregate Bond Index) (the “Index”), in each case for periods ended April 30, 2007 over the 1-year period and (in the case of the Index) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe in the 1-year period and that the Portfolio outperformed the Index in both periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The expense ratio of the

AllianceBernstein Variable Products Series Fund

Portfolio reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors noted that the Adviser had recently reduced the Portfolio’s expense caps and that the Lipper information included the pro forma expense ratio provided by the Adviser assuming the reduced expense cap for Class A shares effective February 12, 2007 had been in effect throughout the Portfolio’s fiscal year ended December 31 2006. All references to expense ratios are to the pro forma expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual effective fee rate of 55 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 9 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/07 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$174.1	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $86,750 (0.09% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. It

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Directors on July 31–August 2, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

AllianceBernstein Variable Products Series Fund

should be noted that the Portfolio’s expense cap was reduced effective February 12, 2007. Set forth below is the Portfolio’s expense caps before and after February 12, 2007 and gross expense ratio as of December 31, 2006:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (12/31/06)	Fiscal Year End
		Effective 02/12/07	Prior to 02/12/07
Balanced Wealth Strategy Portfolio	Class A	0.75%	1.20%	1.07%	December 31
	Class B	1.00%	1.45%	1.31%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio. However, the Senior Officer noted that the portfolio composition of certain series of the AllianceBernstein Retirement Strategies, managed by the Adviser, were somewhat similar to that of the Portfolio. The Adviser has an institutional product, Target Date (All Active), which is managed similarly as the AllianceBernstein Retirement Strategies. Set forth below is a comparison of the Portfolio’s advisory fee and what would have been the advisory fee of the Portfolio had the institutional advisory fee schedule been applicable to the Portfolio:

Portfolio	Net Assets 06/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Balanced Wealth Strategy	$174.1	Target Date–All Active 75 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 35 bp on the balance +Other operating expenses (capped) Minimum Account Size: $100M or plan assets of $500M	0.508%	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Balanced Wealth Strategy, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Wealth Strategy:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee
Balanced Wealth Strategy	Global Balanced Portfolio
	Class A6	1.40%
	Class I (Institutional)	0.70%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ACITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance (50% Global Bond / 50% Global Equity)[7]	0.70%
	Alliance Global Balance (30% Global Bond / 70% Global Equity)[7]	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

7	This ACITM fund is privately placed or institutional.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Balanced Wealth Strategy Portfolio	0.550	0.683	5/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. Since the Portfolio’s expense cap was reduced effective February 12, 2007, supplemental pro-forma information (shown in bold and italicized) is also provided.12

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy Portfolio	0.984	0.830	12/13	0.721	27/28
pro-forma	0.750	0.820	5/13	0.722	17/28

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and pro-forma total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

10	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The Portfolios’ pro-forma expense medians and rankings were estimated by the Senior Officer using standard Lipper methodology.

13	Most recently completed fiscal year end Class A total expense ratio.

BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $230,686 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $136,326 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.14

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended April 30, 2007.17

Balanced Wealth Strategy	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	12.76	12.76	11.10	7/13	13/53

Set forth below is the 1 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.

	Periods Ending April 30, 2007 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)[19]
Balanced Wealth Strategy Portfolio	12.76	11.52
S&P 500 Stock Index	15.23	13.46
Lehman Brothers Aggregate Bond Index	7.36	4.38
60% S&P 500 Stock Index / 40% Lehman Brothers Aggregate Bond Index	12.08	9.83
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Research Growth Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL RESEARCH GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 4, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Research Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Portfolio’s assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investments in companies representing the research sector head groups’ top picks for their respective sectors.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio invests in securities of companies in both developed and emerging markets countries. The Portfolio also may invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio’s holdings will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium market capitalization companies. The Portfolio normally invests in approximately 100-150 companies.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the one-year period ended December 31, 2007, and since the Portfolio’s inception on May 2, 2005.

The Portfolio outperformed its benchmark for the annual reporting period ended December 31, 2007, with all of the outperformance occurring within the last six months of the annual period. The Portfolio’s outperformance can be attributed to favorable security selection in most sectors. Security selection in materials, financials, energy, health care and industrials was particularly meaningful for the one-year period. Metals and mining securities within the materials sector delivered exceptional relative performance for the annual period, fueled by the growing demand for raw materials by emerging countries. However, consumer discretionary stock selection detracted from Portfolio performance.

On a sector level, an underweight in consumer discretionary and an overweight in information technology contributed to the Portfolio’s relative performance. Overall sector selection was a modest drag on relative performance, led by an underweight in the telecommunication services and utilities sectors, and also an overweight in the financials sector.

On a country level, an underweight position in Japan made the most notable contribution to relative Portfolio performance, while an underweight position in Germany and an overweight position in Switzerland detracted from relative performance. Positive security selection within the United States and the United Kingdom was a significant contributor to relative performance. Security selection in Switzerland, Japan and Spain hindered the Portfolio’s relative performance for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stock markets performed well during the annual period ended December 31, 2007, despite headlines that were dominated by a slowing U.S. housing market, a subprime mortgage crisis and a slowdown in U.S. economic growth. Along with these headlines came increased investor anxiety, which led to greater volatility in the global markets. Through this volatility, global growth stocks outperformed their global value style counterparts for the first time since 2002. Investors favored large capitalization stocks over small capitalization stocks. Regionally, international markets outpaced U.S. stocks with emerging markets posting the strongest growth. The Portfolio benefited from investors’ appetite for growth and emerging market stocks. In the middle of the year, volatility in the markets increased and stocks began to react negatively to news about subprime mortgages, as the scope of the subprime mortgage crisis surprised many market observers. The U.S. Federal Reserve (the “Fed”) responded with cuts to the Fed funds rate in September, October and December 2007. Stocks reacted positively after the initial cut in September; however, market strength proved temporary as investor anxiety increased about the state of the U.S. economy.

The Portfolio’s Global Research Growth Portfolio Oversight Group (the “Group”) made several notable changes in sector exposure during the year. The Group reduced the Portfolio’s exposure to the financial sector from an overweight to a modest underweight. Within the financial sector, exposure to commercial banks, diversified financial services and insurance stocks was also reduced. The Group reduced the Portfolio’s overall exposure to the financial

1

AllianceBernstein Variable Products Series Fund

sector, but also invested some of the proceeds in companies with capital market exposure. A small reduction in the health care sector was made, although the Portfolio remains overweight relative to the benchmark. The Group increased the size of the technology sector overweight, most notably adding to computer hardware stocks. Several utility stocks were introduced to the Portfolio, bringing the utility weighting from zero at the beginning of the period to a modest underweight relative to the benchmark.

2

GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Portfolio concentrates its investments in a limited number of industry sectors and issues, and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Portfolio may invest a significant portion of its assets in foreign securities including those in emerging markets, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	Since Inception*
AllianceBernstein Global Research Growth Portfolio Class A	12.45%	18.34%
AllianceBernstein Global Research Growth Portfolio Class B	12.17%	18.04%
MSCI World Index	9.04%	15.83%
* Since inception of the Portfolio’s Class A and Class B shares on 5/2/05.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 4.61% and 4.78% for Class A and Class B respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.20% and 1.45% for Class A and Class B respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

5/2/05* – 12/31/07

* Since inception of the Portfolio’s Class A shares on 5/2/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Portfolio Class A shares (from 5/2/05* to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

GLOBAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Research Growth Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.13	$6.21	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11	1.20%

Class B
Actual	$1,000	$1,052.90	$7.50	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37	1.45%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

GLOBAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Lehman Brothers Holdings, Inc.	$391,331	3.0%
JPMorgan Chase & Co.	292,411	2.2
Credit Suisse Group	290,564	2.2
Rio Tinto PLC	287,312	2.2
UBS AG (Swiss Virt-X)	250,226	1.9
Baker Hughes, Inc.	250,194	1.9
The Blackstone Group LP	224,620	1.7
Gazprom OAO (Sponsored) (ADR)	218,465	1.7
Noble Energy, Inc.	190,530	1.5
Cia Vale do Rio Doce (ADR & Sponsored ADR)	188,953	1.5

	$2,584,606	19.8%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$2,907,582	22.3%
Information Technology	1,943,334	14.9
Energy	1,435,329	11.0
Health Care	1,418,940	10.9
Industrials	1,362,112	10.4
Consumer Staples	1,177,517	9.0
Materials	1,038,244	8.0
Consumer Discretionary	694,435	5.3
Utilities	439,973	3.4
Telecommunication Services	256,174	2.0
Short-Term Investments	364,000	2.8

Total Investments	$13,037,640	100.0%

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poors. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

GLOBAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2007	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$6,707,724	51.4%
Switzerland	1,103,251	8.5
United Kingdom	1,041,511	8.0
Brazil	373,554	2.9
France	366,502	2.8
Japan	335,975	2.6
India	297,757	2.3
Russia	260,065	2.0
Germany	244,022	1.9
Spain	241,679	1.8
Australia	207,619	1.6
Bermuda	171,465	1.3
Short-Term Investments	364,000	2.8
Other*	1,322,516	10.1

Total Investments	$13,037,640	100.0%

*	All data are as of December 31, 2007. The fund’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.2% or less in the following countries: Canada, Cayman Islands, China, Finland, Hong Kong, Israel, Italy, Luxembourg, Mexico, Netherlands, Netherlands Antilles, South Africa, South Korea, Sweden, Taiwan and Turkey.

7

GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.0%

FINANCIALS–21.6%
CAPITAL MARKETS–13.1%
3i Group PLC	3,430	$67,912
The Blackstone Group LP	10,150	224,620
Credit Suisse Group	4,827	290,564
Franklin Resources, Inc.	490	56,071
Janus Capital Group, Inc.	3,400	111,690
Lehman Brothers Holdings, Inc.	5,980	391,331
Macquarie Group Ltd.	1,672	111,869
Merrill Lynch & Co., Inc.	2,515	135,005
MF Global Ltd.(a)	2,300	72,381
UBS AG (Swiss Virt-X)	5,427	250,226

		1,711,669

COMMERCIAL BANKS–3.0%
Banco Itau Holding Financeira SA	2,790	71,317
Banco Santander Central Hispano SA	5,972	128,983
Standard Chartered PLC	3,679	134,271
Turkiye Is Bankasi–Class C	10,172	63,540

		398,111

DIVERSIFIED FINANCIAL SERVICES–3.5%
Bolsa De Mercadorias E Futuros(a)	1,900	26,686
CME Group, Inc.–Class A	102	69,972
JPMorgan Chase & Co.	6,699	292,411
NYSE Euronext	800	70,216

		459,285

INSURANCE–2.0%
American International Group, Inc.	2,770	161,491
QBE Insurance Group Ltd.	3,298	95,750

		257,241

		2,826,306

INFORMATION TECHNOLOGY–14.6%
COMMUNICATIONS EQUIPMENT–3.0%
Cisco Systems, Inc.(a)	4,945	133,861
Juniper Networks, Inc.(a)	1,405	46,646
Nokia OYJ	3,807	146,255
Research In Motion Ltd.(a)	600	68,040

		394,802

COMPUTERS & PERIPHERALS–3.5%
Apple, Inc.(a)	780	154,503
EMC Corp.(a)	1,253	23,218
Hewlett-Packard Co.	2,300	116,104
InnoLux Display Corp.	7,159	23,866
International Business Machines Corp.	1,050	113,505
SanDisk Corp.(a)	300	9,951
Sun Microsystems, Inc.(a)	633	11,476

		452,623

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.6%
Amphenol Corp.–Class A	300	$13,911
HON HAI Precision Industry Co. Ltd. (GDR)(b)	2,197	27,366
Nippon Electric Glass Co. Ltd.	1,000	16,267
Tyco Electronics Ltd.	675	25,063

		82,607

INTERNET SOFTWARE & SERVICES–2.0%
Alibaba.com Ltd.(a)	4,500	15,957
eBay, Inc.(a)	2,820	93,596
Google, Inc.–Class A(a)	221	152,817

		262,370

IT SERVICES–0.3%
Cap Gemini SA	582	36,568
Genpact Ltd.(a)	200	3,046

		39,614

OFFICE ELECTRONICS–0.2%
Konica Minolta Holdings, Inc.	1,300	22,790

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
ASML Holding NV(a)	551	17,397
Broadcom Corp.–Class A(a)	1,230	32,152
Intel Corp.	4,850	129,301
Lam Research Corp.(a)	420	18,157
Nvidia Corp.(a)	1,220	41,504
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,401	33,874

		272,385

SOFTWARE–2.9%
Adobe Systems, Inc.(a)	1,675	71,573
Citrix Systems, Inc.(a)	400	15,204
Microsoft Corp.	4,200	149,520
Oracle Corp.(a)	4,120	93,030
Salesforce.com, Inc.(a)	200	12,538
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	430	14,336
VMware, Inc.–Class A(a)	300	25,497

		381,698

		1,908,889

ENERGY–11.0%

ENERGY EQUIPMENT & SERVICES–4.6%
Baker Hughes, Inc.	3,085	250,194
Cameron International Corp.(a)	1,600	77,008
Schlumberger Ltd.	1,650	162,310
Technip SA	1,355	107,779

		597,291

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–6.4%
Addax Petroleum Corp.	2,188	$95,217
China Shenhua Energy Co. Ltd.–Class H	10,500	61,853
EOG Resources, Inc.	1,760	157,080
Gazprom OAO (Sponsored) (ADR)	3,853	218,465
Noble Energy, Inc.	2,396	190,530
Petroleo Brasileiro SA (Sponsored) (ADR)	900	86,598
Sasol Ltd.	571	28,295

		838,038

		1,435,329

HEALTH CARE–10.9%

BIOTECHNOLOGY–1.4%
Amylin Pharmaceuticals, Inc.(a)	300	11,100
Basilea Pharmaceutica(a)	57	11,089
Celgene Corp.(a)	300	13,863
Genentech, Inc.(a)	900	60,363
Gilead Sciences, Inc.(a)	1,850	85,118

		181,533

HEALTH CARE EQUIPMENT & SUPPLIES–1.9%
Alcon, Inc.	655	93,691
Becton Dickinson & Co.	650	54,327
Hologic, Inc.(a)	800	54,912
Nobel Biocare Holding AG	183	48,737

		251,667

HEALTH CARE PROVIDERS & SERVICES–2.4%
Aetna, Inc.	1,550	89,482
Medco Health Solutions, Inc.(a)	660	66,924
WellPoint, Inc.(a)	1,750	153,527

		309,933

PHARMACEUTICALS–5.2%
Abbott Laboratories	1,350	75,803
Eli Lilly & Co.	1,105	58,996
Merck & Co., Inc.	2,575	149,633
Novartis AG	755	41,289
Roche Holding AG	614	106,140
Schering-Plough Corp.	3,700	98,568
Takeda Pharmaceutical Co. Ltd.	400	23,368
Teva Pharmaceutical Industries Ltd. (ADR)	2,625	122,010

		675,807

		1,418,940

INDUSTRIALS–10.4%

AEROSPACE & DEFENSE–3.0%
BAE Systems PLC	13,453	133,506
Honeywell International, Inc.	800	49,256
Lockheed Martin Corp.	940	98,945
United Technologies Corp.	1,550	118,637

		400,344

Company	Shares	U.S. $ Value

AIRLINES–0.1%
Continental Airlines, Inc.– Class B(a)	450	$10,012

CONSTRUCTION & ENGINEERING–0.6%
Fluor Corp.	400	58,288
Quanta Services, Inc.(a)	600	15,744

		74,032

ELECTRICAL EQUIPMENT–1.5%
ABB Ltd.	3,082	88,860
Emerson Electric Co.	1,955	110,770

		199,630

INDUSTRIAL CONGLOMERATES–2.2%
General Electric Co.	3,375	125,111
Siemens AG	1,007	159,469

		284,580

MACHINERY–1.6%
Atlas Copco AB–Class A	2,497	37,114
Danaher Corp.	1,040	91,249
Deere & Co.	600	55,872
Eaton Corp.	300	29,085

		213,320

TRADING COMPANIES & DISTRIBUTORS–1.4%
Mitsubishi Corp.	2,800	75,781
Mitsui & Co. Ltd.	5,000	104,413

		180,194

		1,362,112

CONSUMER STAPLES–9.0%

BEVERAGES–0.2%
SABMiller PLC	692	19,421

FOOD & STAPLES RETAILING–1.5%
Safeway, Inc.	2,470	84,499
Wal-Mart de Mexico SAB de CV Series V	28,592	99,679
X 5 Retail Group NV (GDR)(a)	234	8,490

		192,668

FOOD PRODUCTS–3.9%
Archer-Daniels-Midland Co.	2,450	113,753
Bunge Ltd.	825	96,038
Nestle SA	376	172,656
WM Wrigley Jr Co.	2,245	131,445

		513,892

HOUSEHOLD PRODUCTS–1.3%
Procter & Gamble Co.	2,300	168,866

PERSONAL PRODUCTS–0.9%
The Estee Lauder Cos, Inc.–Class A	100	4,361
L’Oreal SA	669	95,799
Oriflame Cosmetics SA	350	22,280

		122,440

9

GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TOBACCO–1.2%
Altria Group, Inc.	2,120	$160,230

		1,177,517

MATERIALS–7.9%

CHEMICALS–2.5%
Air Products & Chemicals, Inc.	1,850	182,466
Monsanto Co.	1,360	151,898

		334,364

METALS & MINING–5.4%
Cia Vale do Rio Doce (ADR)	3,300	107,811
Cia Vale do Rio Doce (Sponsored) (ADR)	2,900	81,142
Rio Tinto PLC	2,730	287,312
Sterlite Industries India Ltd. (ADR)(a)	3,170	82,642
Xstrata PLC	2,066	144,973

		703,880

		1,038,244

CONSUMER DISCRETIONARY–5.3%

AUTO COMPONENTS–0.4%
Denso Corp.	1,410	57,379

AUTOMOBILES–1.4%
Fiat SpA	4,155	106,929
Porsche AG	23	46,287
Suzuki Motor Corp.	1,200	35,976

		189,192

DIVERSIFIED CONSUMER SERVICES–0.8%
Apollo Group, Inc.–Class A(a)	1,570	110,135

HOTELS, RESTAURANTS & LEISURE–1.2%
Ctrip.com International Ltd. (ADR)	500	28,735
Ladbrokes PLC	11,898	75,946
Wyndham Worldwide Corp.	2,100	49,476

		154,157

MEDIA–0.1%
Eutelsat Communications	203	6,028
SES Global (FDR)	225	5,940

		11,968

MULTILINE RETAIL–0.7%
Kohl’s Corp.(a)	1,685	77,173
Lotte Shopping Co., Ltd.	24	10,516

		87,689

SPECIALTY RETAIL–0.4%
Esprit Holdings Ltd.	3,100	45,648

TEXTILES APPAREL & LUXURY GOODS–0.3%
Adidas Ag	518	38,267

		694,435

Company	Shares	U.S. $ Value

UTILITIES–2.5%

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–1.6%
Iberdrola Renovables(a)	11,080	$91,527
International Power PLC	12,278	110,678

		202,205

MULTI-UTILITIES–0.9%
Veolia Environnement	1,321	120,328

		322,533

TELECOMMUNICATION SERVICES–1.8%

DIVERSIFIED TELECOMMUNICATION SERVICES–0.7%
AT&T, Inc.	500	20,780
Telefonica SA	653	21,168
Verizon Communications, Inc.	1,060	46,311

		88,259

WIRELESS TELECOMMUNICATION SERVICES–1.1%
America Movil SAB de CV Series L (ADR)	490	30,081
MTN Group Ltd.	659	12,343
Vimpel-Communications (ADR)	1,000	41,600
Vodafone Group PLC	17,979	67,492

		151,516

		239,775

Total Common Stocks (cost $10,485,918)		12,424,080

WARRANTS–1.9%

UTILITIES–0.9%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.9%

NTPC Ltd., expiring 2/06/17(a)(b)	18,512	117,440

FINANCIALS–0.6%
THRIFTS & MORTGAGE FINANCE–0.6%

Housing Development Finance Corp., expiring 1/18/11(a)	1,112	81,276

INFORMATION TECHNOLOGY–0.3%

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.2%
AU Optronics Corp., expiring 1/17/12(a)	10,000	19,490

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.1%
Advanced Semiconductor Engineering, Inc., expiring 1/17/12(b)	15,000	$14,955

		34,445

TELECOMMUNICATION SERVICES–0.1%

WIRELESS TELECOMMUNICATION SERVICES–0.1%
Bharti Airtel Ltd. (Merrill Lynch), expiring 3/17/11(a)(b)	648	16,399

Total Warrants (cost $181,806)		249,560

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–2.8%

TIME DEPOSIT–2.8%
The Bank of New York 3.25%, 1/02/08 (cost $364,000)	$364	$364,000

TOTAL INVESTMENTS–99.7% (cost $11,031,724)		13,037,640
Other assets less liabilities–0.3%		34,378

NET ASSETS–100.0%		$13,072,018

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $176,160 or 1.3% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

11

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $11,031,724)	$13,037,640
Cash	486
Foreign cash, at value (cost $114,369)	115,175
Receivable for investment securities sold	67,034
Receivable for capital stock sold	65,577
Dividends and interest receivable	13,286

Total assets	13,299,198

LIABILITIES
Payable for investment securities purchased and foreign currency contracts	173,880
Custodian fee payable	33,728
Distribution fee payable	2,718
Advisory fee payable	1,757
Transfer Agent fee payable	117
Payable for capital stock redeemed	21
Accrued expenses	14,959

Total liabilities	227,180

NET ASSETS	$13,072,018

COMPOSITION OF NET ASSETS
Capital stock, at par	$887
Additional paid-in capital	10,072,931
Undistributed net investment income	14,410
Accumulated net realized gain on investment and foreign currency transactions	978,195
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	2,005,595

$13,072,018

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$144,610	9,771	$14.80
B	$12,927,408	877,460	$14.73

See notes to financial statements.

12

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $9,179)	$156,419
Interest	12,679

Total investment income	169,098

EXPENSES
Advisory fee (see Note B)	86,902
Distribution fee—Class B	28,598
Transfer agency—Class A	25
Transfer agency—Class B	1,825
Custodian	153,619
Administrative	94,000
Audit	41,100
Printing	13,519
Legal	10,267
Directors’ fees	1,550
Miscellaneous	8,511

Total expenses	439,916
Less: expenses waived and reimbursed by the Adviser (see Note B)	(272,270)

Net expenses	167,646

Net investment income	1,452

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	996,829
Foreign currency transactions	15,392
Net change in unrealized appreciation/depreciation of:
Investments	70,087
Foreign currency denominated assets and liabilities	(4,371)

Net gain on investment and foreign currency transactions	1,077,937

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,079,389

See notes to financial statements.

13

GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,452	$14,313
Net realized gain on investment and foreign currency transactions	1,012,221	359,268
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	65,716	977,503

Net increase in net assets from operations	1,079,389	1,351,084
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(549)	–0–
Class B	(14,840)	–0–
Net realized gain on investment and foreign currency transactions
Class A	(5,328)	(2,040)
Class B	(370,285)	(149,106)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(260,278)	4,259,482

Total increase	428,109	5,459,420
NET ASSETS
Beginning of period	12,643,909	7,184,489

End of period (including undistributed net investment income of $14,410 and $12,955, respectively)	$13,072,018	$12,643,909

See notes to financial statements.

14

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Research Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 2, 2005. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

15

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2007, the Adviser waived fees in the amount of $178,270.

16

AllianceBernstein Variable Products Series Fund

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $94,000 for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $25,532, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$13,018,432		$13,355,940
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$11,103,605

Gross unrealized appreciation	$2,281,041
Gross unrealized depreciation	(347,006)

Net unrealized appreciation	$1,934,035

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

17

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

18

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	–0–	–0–	$–0–	$38
Shares issued in reinvestment of dividends and distributions	416	169	5,877	2,040
Shares redeemed	(814)	–0–	(11,500)	–0–

Net increase (decrease)	(398)	169	$(5,623)	$2,078

Class B
Shares sold	433,686	361,383	$6,201,245	$4,621,694
Shares issued in reinvestment of dividends and distributions	27,353	12,384	385,125	149,106
Shares redeemed	(500,330)	(41,356)	(6,841,025)	(513,396)

Net increase (decrease)	(39,291)	332,411	$(254,655)	$4,257,404

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$201,762	$151,146
Net long-term capital gains	189,240	–0–

Total distributions paid	$391,002	$151,146

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$195,103
Undistributed long-term capital gains	869,277
Unrealized appreciation/(depreciation)	1,933,820	(a)

Total accumulated earnings/(deficit)	$2,998,200

(a)	The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

19

GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

20

GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,			May 2, 2005(a) to December 31, 2005
	2007	2006
Net asset value, beginning of period	$13.70	$12.11		$10.00

Income From Investment Operations
Net investment income (b)(c)	.05	.05		.01
Net realized and unrealized gain on investment and foreign currency transactions	1.62	1.74		2.10

Net increase in net asset value from operations	1.67	1.79		2.11

Less: Dividends and Distributions
Dividends from net investment income	(.05)	–0	–	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.52)	(.20)		–0	–

Total dividends and distributions	(.57)	(.20)		–0	–

Net asset value, end of period	$14.80	$13.70		$12.11

Total Return
Total investment return based on net asset value (d)	12.45%	15.04%		21.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$145	$139		$121
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20%	1.20	%(e)	1.20	%(f)
Expenses, before waivers and reimbursements	3.62%	4.61	%(e)	7.47	%(f)
Net investment income (c)	.33%	.41	%(e)	.13	%(f)
Portfolio turnover rate	115%	64%		43%

See footnote summary on page 22.

21

GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,			May 2, 2005(a) to December 31, 2005
	2007	2006
Net asset value, beginning of period	$13.64	$12.09		$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.00 (g)	.02		(.01)
Net realized and unrealized gain on investment and foreign currency transactions	1.63	1.73		2.10

Net increase in net asset value from operations	1.63	1.75		2.09

Less: Dividends and Distributions
Dividends from net investment income	(.02)	–0	–	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.52)	(.20)		–0	–

Total dividends and distributions	(.54)	(.20)		–0	–

Net asset value, end of period	$14.73	$13.64		$12.09

Total Return
Total investment return based on net asset value (d)	12.17%	14.73%		20.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,927	$12,505		$7,063
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45%	1.45	%(e)	1.45	%(f)
Expenses, before waivers and reimbursements	3.80%	4.78	%(e)	7.73	%(f)
Net investment income (loss) (c)	.01%	.14	%(e)	(.14	)%(f)
Portfolio turnover rate	115%	64%		43%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

(g)	Amount is less than $0.005.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Global Research Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Research Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Research Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

23

TAX INFORMATION (unaudited)

The Portfolio designates $189,240 from distribution made in fiscal year ended December 31, 2007 as a capital gain dividends.

For corporate shareholders, 38.68% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2007 qualifies for the corporate dividends received deduction.

24

GLOBAL RESEARCH
GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Norman M. Fidel(2), Vice President

Eric Hewitt(2), Vice President

Siobhan McManus, Vice President

Thomas A. Schmitt(2), Vice President

Jane E. Schneirov(2), Vice President

Francis X. Suozzo(2), Vice President

Paul Vogel(2), Vice President

Janet A. Walsh(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Adviser’s Global Research Growth research sector heads with oversight by the Adviser’s Global Research Growth Portfolio Oversight Group. Mr. Norman M. Fidel, Mr. Eric Hewitt, Mr. Thomas A. Schmitt, Ms. Jane E. Schneirov, Mr. Francis X. Suozzo, Mr. Paul Vogel and Ms. Janet A. Walsh are the research sector heads with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

25

GLOBAL RESEARCH
GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #,*** Chairman of the Board 75 (1990)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) formerly Alliance Capital Management Corporation responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation), from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund, and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

26

GLOBAL RESEARCH GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody,# 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP.; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein LP, Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

27

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Norman M. Fidel 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Eric Hewitt 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Siobhan McManus 45	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Thomas A. Schmitt, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Jane E. Schneirov 37	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Francis X. Suozzo 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Paul Vogel 35	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Janet A. Walsh 46	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

28

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Research Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$13.6	Global Research Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was due to receive $86,750 (0.90% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio		Fiscal Year End
Global Research Growth Portfolio	Class A 1.20 Class B 1.45	% %	4.61 4.78	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

29

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are usually reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[5]
Global Research Growth Portfolio	$13.6	Global Research Growth Schedule 80 bp on 1st $25 m 60 bp on next $25 m 50 bp on next $50 m 40 bp on the balance Minimum account size $50 m	0.800%	0.750%

The Adviser also manages AllianceBernstein Global Research Fund Growth, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Research Growth Fund, Inc.:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Global Research Growth Portfolio	Global Research Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund excludes any expense reimbursements related to expense caps.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

30

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Growth Trends Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Fee
Global Growth Trends Portfolio
Class A7	1.70%
Class I (Institutional)	0.90%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee[8]
Global Research Growth Portfolio	Alliance Global Research Growth[9]	0.30%[10]
	Alliance Global Growth Opportunities H, I, P11	1.00%
	Alliance Global Growth Opportunities P2[9]	0.80%
	Alliance Global Growth Opportunities P3[9]	0.85%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 6, 2007 by Reuters was ¥116.62 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.6 million.

9	This ACITM fund is privately placed or institutional.

10	The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter. The third client is charged 0.40% for the first ¥6 billion and 0.20% thereafter.

11	Classes H and P of the ACITM fund are privately placed or institutional.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

31

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[14]	Lipper Group Median	Rank
Global Research Growth Portfolio	0.750	0.900	3/9

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[16]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Research Growth Portfolio	1.200	0.990	8/9	0.990	15/17

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability for the Portfolio was considered not meaningful in percentage terms since revenues in 2006 were negative.

Although the Adviser did not earn a profit for managing the Portfolio’s investments in 2006, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $23,795 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payment in the amount of $200,000 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

32

GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.17

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year and since inception performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended December 31, 2006.20

Global Research Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	15.04	17.66	17.98	8/9	19/21
Since Inception	20.94	20.69	21.60	4/9	13/21

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the 1 year performance return of the Portfolio were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the 1 year performance return of the Portfolio, as reported by the Adviser, are provided instead of Lipper. Lipper calculated the Portfolio’s since inception performance from the nearest month-end of the Portfolio’s true inception date.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

33

AllianceBernstein Variable Products Series Fund

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

			Periods Ending December 31, 2006 Annualized Performance Annualized
	1 Year(%)	Since Inception(%)	Volatility(%)	Sharpe(%)	Risk Period (Year)
Global Research Growth Portfolio	15.04	22.02	9.87	0.95	1
MSCI World Index (Net)	20.07	20.03	6.98	1.90	1
MSCI World Growth (Net)	15.15	17.03	7.77	1.19	1

Inception Date: May 2, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Technology Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL TECHNOLOGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 6, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Technology Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services or that use technology extensively.) The Portfolio will normally invest at least 80% of its net assets in the equity securities of these companies. The Portfolio invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential.

The Portfolio invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Portfolio may also invest in synthetic foreign equity securities.

The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. Investments in new, smaller and less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology Index, and the broader market, represented by the MSCI World Index, for the one-, five- and 10-year periods ended December 31, 2007.

The Portfolio outperformed the benchmark for the annual reporting period ended December 31, 2007. The Portfolio also outperformed the MSCI World Index during the period, as the potential for positive relative growth for technology companies reasserted itself.

The Portfolio’s relative outperformance compared to the MSCI World Information Technology Index was primarily driven by strong sector allocation within technology. In particular, an overweight allocation toward cellular and telecommunications services contributed positively to relative performance as those industries outperformed the broader technology group. To a lesser but still significant degree, stock selection contributed positively, particularly in the communication equipment and software segments. Holdings among information technology (IT) services companies also helped relative performance.

Currency movements, a by-product of the Portfolio’s stock-specific approach to global technology investing, had a negative impact on relative returns, as the Portfolio was underweight in European and Japanese stocks for fundamental reasons. For the one-year period, currency movements were more than offset by the positives in sector allocation and stock selection.

MARKET REVIEW AND INVESTMENT STRATEGY

The year ended December 31, 2007, was a positive one for technology stocks, both in terms of solid absolute performance and, most importantly, in terms of establishing a new pattern of outperformance compared to the broader market. Global economic growth can be credited for the strength in technology, as sector fundamentals showed resiliency in the face of a slowing U.S. economy. Within the technology sector, hardware/storage, Internet and software names outperformed, while IT services, contract manufacturers and distributors, and semiconductor components and capital equipment underperformed.

During the one-year period under review, the Portfolio’s holdings in communication equipment, telecommunications and cellular services, semiconductors and software were increased, while electronic equipment, broadcast/cable/media, IT services and Internet holdings were reduced. As of December 31, 2007, the Portfolio’s largest overweights were in telecommunications, cellular services and Internet, while its largest underweights were in electronic equipment and components, IT services, communication equipment and semiconductor capital equipment companies.

The Portfolio’s manager continues to seek investments in companies where the Adviser’s growth research efforts have identified underestimated earnings growth potential. Within this framework, the Portfolio continues to diversify across multiple industries within the broad technology sector and to take a global perspective on the technology market. The Portfolio’s primary secular themes—next-generation Internet, mobility and global adoption—persist.

1

GLOBAL TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World Information Technology Index nor the unmanaged MSCI World Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Information Technology Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in the information technology sector as defined by the Global Industry Classification Standard (GICS). GICS is a joint Standard & Poor’s/Morgan Stanley Capital International product aimed at standardizing industry definitions. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

Both the MSCI World Index and the MSCI World Information Technology Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Portfolio concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio can invest in foreign securities, including those in emerging markets, which can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

GLOBAL TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Global Technology Portfolio Class A†	20.20%	15.56%	7.33%
AllianceBernstein Global Technology Portfolio Class B†	19.89%	15.27%	-0.18%	*
MSCI World Information Technology Index	15.10%	14.91%	5.46%
MSCI World Index	9.04%	16.96%	7.00%
* Since inception of the Portfolio’s Class B shares on 9/22/99.

† Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.92% and 1.18% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Technology Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark, the MSCI World Information Technology Index, and the broad market, represented by the MSCI World Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

GLOBAL TECHNOLOGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Technology Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,104.53	$4.99	0.94%
Hypothetical (5% return before expenses)	$1,000	$1,020.47	$4.79	0.94%

Class B
Actual	$1,000	$1,103.20	$6.31	1.19%
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06	1.19%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GLOBAL TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$17,747,968	6.2%
Cisco Systems, Inc.	17,573,844	6.2
Intel Corp.	17,355,660	6.1
Nokia OYJ	17,319,467	6.1
Google, Inc.—Class A	16,941,260	5.9
Microsoft Corp.	16,578,920	5.8
Hewlett-Packard Co.	14,896,648	5.2
International Business Machines Corp.	13,750,320	4.8
Oracle Corp.	11,545,154	4.1
Research In Motion Ltd.	8,663,760	3.0

	$152,373,001	53.4%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology Hardware & Equipment	$123,659,626	43.5%
Software & Services	83,773,924	29.5
Semiconductors & Semiconductor Equipment	38,466,776	13.5
Telecommunication Services	28,270,529	10.1
Consumer Services	3,149,356	1.1
Media	1,102,067	0.4
Short-Term Investments	5,424,000	1.9

Total Investments	$283,846,278	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

COUNTRY BREAKDOWN
December 31, 2007	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$203,665,518	71.8%
Finland	17,319,467	6.1
Taiwan	13,584,931	4.8
Canada	8,663,760	3.1
China	5,526,898	1.9
Russia	4,942,080	1.7
Japan	4,860,764	1.7
United Kingdom	3,548,188	1.2
Mexico	3,536,064	1.2
France	3,435,656	1.2
Spain	2,995,205	1.1
Netherlands	1,999,258	0.7
Others	4,344,489	1.6
Short-Term Investments	5,424,000	1.9

Total Investments	$283,846,278	100.0%

*	All data are as of December 31, 2007. The fund’s country breakdown is expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 0.7% or less in the following countries: Cayman Islands, India, Luxembourg and South Africa.

6

GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.6%
TECHNOLOGY HARDWARE & EQUIPMENT–41.4%
COMMUNICATION EQUIPMENT–18.4%
Cisco Systems, Inc.(a)	649,200	$17,573,844
Foundry Networks, Inc.(a)	120,700	2,114,664
Juniper Networks, Inc.(a)	181,100	6,012,520
Nokia OYJ	450,824	17,319,467
Research In Motion Ltd.(a)	76,400	8,663,760
Riverbed Technology, Inc.(a)	25,200	673,848

		52,358,103

COMPUTERS & PERIPHERALS–19.8%
3PAR, Inc.(a)	69,700	892,160
Apple, Inc.(a)	89,600	17,747,968
Data Domain, Inc.(a)	20,000	526,800
EMC Corp.(a)	150,200	2,783,206
Hewlett-Packard Co.	295,100	14,896,648
InnoLux Display Corp.	688,039	2,293,754
International Business Machines Corp.	127,200	13,750,320
SanDisk Corp.(a)	39,000	1,293,630
Sun Microsystems, Inc.(a)	122,800	2,226,364

		56,410,850

ELECTRONIC EQUIPMENT & INSTRUMENTS–2.3%
Amphenol Corp.–Class A	45,600	2,114,472
Nippon Electric Glass Co. Ltd.	135,000	2,196,051
Tyco Electronics Ltd.	62,100	2,305,773

		6,616,296

OFFICE ELECTRONICS–0.9%
Konica Minolta Holdings, Inc.	152,000	2,664,713

		118,049,962

SOFTWARE & SERVICES–29.3%
INTERNET SOFTWARE & SERVICES–8.2%
Alibaba.com Ltd.(a)	222,000	787,224
eBay, Inc.(a)	127,600	4,235,044
Google, Inc.–Class A(a)	24,500	16,941,260
Omniture, Inc.(a)	43,700	1,454,773

		23,418,301

IT SERVICES–1.8%
Cap Gemini SA	49,607	3,116,844
Enernoc, Inc.(a)	3,200	157,120
Genpact Ltd.(a)	4,700	71,581
Global Payments, Inc.	39,900	1,856,148

		5,201,693

SOFTWARE–19.3%
Adobe Systems, Inc.(a)	181,300	7,746,949
Citrix Systems, Inc.(a)	63,400	2,409,834
McAfee, Inc.(a)	90,800	3,405,000

Company	Shares	U.S. $ Value

Microsoft Corp.	465,700	$16,578,920
Oracle Corp.(a)	511,300	11,545,154
Red Hat, Inc.(a)	144,300	3,007,212
Salesforce.com, Inc.(a)	64,300	4,030,967
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	47,700	1,590,318
Synopsys Inc.(a)	51,600	1,337,988
VMware, Inc.–Class A(a)	41,200	3,501,588

		55,153,930

		83,773,924

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–13.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–13.0%
Applied Materials, Inc.	125,200	2,223,552
ASML Holding NV(a)	63,320	1,999,258
Broadcom Corp.–Class A(a)	133,550	3,490,997
Intel Corp.	651,000	17,355,660
Lam Research Corp.(a)	33,400	1,443,882
Linear Technology Corp.	44,900	1,429,167
Nvidia Corp.(a)	142,350	4,842,747
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	437,800	4,360,488

		37,145,751

TELECOMMUNICATION SERVICES–9.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.5%
AT&T, Inc.	70,000	2,909,200
Telefonica SA	92,398	2,995,205
Time Warner Telecom, Inc.–Class A(a)	90,200	1,830,158
Verizon Communications, Inc.	114,900	5,019,981

		12,754,544

WIRELESS TELECOMMUNICATION SERVICES–4.9%
America Movil SAB de CV Series L (ADR)	57,600	3,536,064
MTN Group Ltd.	103,871	1,945,470
Vimpel-Communications (ADR)	118,800	4,942,080
Vodafone Group PLC	945,195	3,548,188

		13,971,802

		26,726,346

CONSUMER SERVICES–1.1%
HOTELS, RESTAURANTS & LEISURE–1.1%
Ctrip.com International Ltd. (ADR)	54,800	3,149,356

7

GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MEDIA–0.4%
MEDIA–0.4%
Eutelsat Communications	10,736	$318,811
SES Global (FDR)	29,672	783,256

		1,102,067

Total Common Stocks (cost $223,691,302)		269,947,406

WARRANTS–3.0%
TECHNOLOGY HARDWARE & EQUIPMENT–2.0%
COMPUTERS & PERIPHERALS–0.5%
High Tech Company, Credit Suisse FB Nassau, maturity 9/18/08(a)	79,000	1,454,864

ELECTRONIC EQUIPMENT & INSTRUMENTS–1.5%
AU Optronics Corp., Citigroup Global Markets, expiring 1/17/12(b)	686,000	1,337,014
HON HAI Precision Industry Co., Ltd. Citigroup Global Markets, expiring 1/17/12(b)	454,555	2,817,786

		4,154,800

		5,609,664

TELECOMMUNICATION SERVICES–0.5%
WIRELESS TELECOMMUNICATION SERVICES–0.5%
Bharti Airtel Ltd., Merrill Lynch, expiring 3/17/11(a)(b)	61,018	1,544,183

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.5%
Advanced Semiconductor Engineering, Inc., Citigroup Global Markets, expiring 1/17/12(b)	1,325,000	$1,321,025

Total Warrants (cost $7,737,151)		8,474,872

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.9%
TIME DEPOSIT–1.9%
The Bank of New York 3.25%, 1/02/08 (cost $5,424,000)	$5,424	5,424,000

TOTAL INVESTMENTS–99.5% (cost $236,852,453)		283,846,278
Other assets less liabilities–0.5%		1,546,687

NET ASSETS–100.0%		$285,392,965

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $7,020,008 or 2.5% of net assets.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depository Receipt

See notes to financial statements.

8

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $236,852,453)	$283,846,278
Cash	816
Foreign cash, at value (cost $1,789,892)	1,824,797
Receivable for investment securities sold	342,587
Receivable for capital stock sold	264,657
Dividends and interest receivable	73,584

Total assets	286,352,719

LIABILITIES
Payable for capital stock redeemed	519,822
Advisory fee payable	183,178
Payable for investment securities purchased	120,901
Distribution fee payable	40,938
Administrative fee payable	23,750
Transfer Agent fee payable	116
Accrued expenses	71,049

Total liabilities	959,754

NET ASSETS	$285,392,965

COMPOSITION OF NET ASSETS
Capital stock, at par	$13,963
Additional paid-in capital	449,877,465
Accumulated net investment loss	(17,917)
Accumulated net realized loss on investment and foreign currency transactions	(211,507,561)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	47,027,015

$285,392,965

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$93,919,259	4,534,626	$20.71
B	$191,473,706	9,428,344	$20.31

See notes to financial statements.

9

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $97,010)	$1,967,728
Interest	139,144

Total investment income	2,106,872

EXPENSES
Advisory fee (see Note B)	2,028,928
Distribution fee—Class B	457,877
Transfer agency—Class A	1,369
Transfer agency—Class B	2,885
Custodian	216,627
Administrative	94,000
Printing	88,233
Audit	41,100
Legal	18,489
Directors’ fees	1,550
Miscellaneous	8,929

Total expenses	2,959,987

Net investment loss	(853,115)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	49,106,967
Foreign currency transactions	(248,648)
Net change in unrealized appreciation/depreciation of:
Investments	932,768
Foreign currency denominated assets and liabilities	(14,280)

Net gain on investment and foreign currency transactions	49,776,807

NET INCREASE IN NET ASSETS FROM OPERATIONS	$48,923,692

See notes to financial statements.

10

GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(853,115)	$(1,156,691)
Net realized gain on investment and foreign currency transactions	48,858,319	20,210,435
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	918,488	694,421

Net increase in net assets from operations	48,923,692	19,748,165
CAPITAL STOCK TRANSACTIONS
Net decrease	(27,699,246)	(3,435,670)

Total increase	21,224,446	16,312,495
NET ASSETS
Beginning of period	264,168,519	247,856,024

End of period (including accumulated net investment loss of ($17,917) and ($4,611), respectively)	$285,392,965	$264,168,519

See notes to financial statements.

11

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Technology Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s objective was to seek growth of capital. Current income was incidental to the Portfolio’s objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases

12

AllianceBernstein Variable Products Series Fund

and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $747,977, of which $812 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

13

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$346,060,881		$373,465,090
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$238,856,455

Gross unrealized appreciation	$49,551,478
Gross unrealized depreciation	(4,561,655)

Net unrealized appreciation	$44,989,823

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

14

AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	885,992	471,249	$17,645,153	$7,606,999
Shares redeemed	(1,390,586)	(1,721,643)	(26,007,511)	(27,726,186)

Net decrease	(504,594)	(1,250,394)	$(8,362,358)	$(20,119,187)

Class B
Shares sold	4,572,785	3,850,328	$87,706,890	$61,419,683
Shares redeemed	(5,616,216)	(2,850,110)	(107,043,778)	(44,736,166)

Net increase (decrease)	(1,043,431)	1,000,218	$(19,336,888)	$16,683,517

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

15

GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(209,521,476	)(a)
Unrealized appreciation/(depreciation)	45,023,013	(b)

Total accumulated earnings/(deficit)	$(164,498,463)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $209,503,559 of which $15,961,952 expires in the year 2009, $172,308,210 expires in the year 2010, and $21,233,397 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $49,209,557. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008, post October foreign currency losses of $17,917.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency and a net operating loss resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investments and foreign currency transactions and corresponding net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the

16

AllianceBernstein Variable Products Series Fund

Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

17

GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$17.23	$15.86		$15.27	$14.49		$10.05

Income From Investment Operations
Net investment loss (a)	(.03)	(.05)		(.05)	(.03	)(b)	(.11)
Net realized and unrealized gain on investment transactions	3.51	1.42		.64	.81		4.55

Net increase in net asset value from operations	3.48	1.37		.59	.78		4.44

Net asset value, end of period	$20.71	$17.23		$15.86	$15.27		$14.49

Total Return
Total investment return based on net asset value (c)	20.20%	8.64%		3.86%	5.38%		44.18%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,919	$86,819		$99,781	$117,145		$130,127
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.93%	.92	%(d)	.92%	.88%		1.11%
Expenses, before waivers and reimbursements	.93%	.92	%(d)	.92%	1.06%		1.11%
Net investment loss	(.15)%	(.30	)%(d)	(.32)%	(.22	)%(b)	(.86)%
Portfolio turnover rate	132%	117%		98%	86%		90%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$16.94	$15.63		$15.08	$14.35		$ 9.98

Income From Investment Operations
Net investment loss (a)	(.07)	(.09)		(.08)	(.07	)(b)	(.14)
Net realized and unrealized gain on investment transactions	3.44	1.40		.63	.80		4.51

Net increase in net asset value from operations	3.37	1.31		.55	.73		4.37

Net asset value, end of period	$20.31	$16.94		$15.63	$15.08		$14.35

Total Return
Total investment return based on net asset value (c)	19.89%	8.38%		3.65%	5.09%		43.79%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$191,474	$177,350		$148,075	$164,721		$187,319
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.17%	1.18	%(d)	1.17%	1.13%		1.37%
Expenses, before waivers and reimbursements	1.17%	1.18	%(d)	1.17%	1.31%		1.37%
Net investment loss	(.40)%	(.55	)%(d)	(.57)%	(.47	)%(b)	(1.11)%
Portfolio turnover rate	132%	117%		98%	86%		90%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Global Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Global Technology Portfolio, (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Technology Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

20

GLOBAL TECHNOLOGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Janet A. Walsh(2), Vice President	Thomas R. Manley, Controller
Emilie D. Wrapp, Secretary

CUSTODIAN	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Portfolio’s portfolio are made by Ms. Janet Walsh, a member of the Adviser’s Global Technology Research Team.

21

GLOBAL TECHNOLOGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of theAdviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995 – 2008. President, Fidelity Accounting and Custody Services Company from 1993 – 1995. Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975 – 1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005 – 2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993 – 2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

23

GLOBAL TECHNOLOGY PORTFOLIO
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Janet A. Walsh 46	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

24

GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Technology Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$434.2	Global Technology Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Technology Portfolio	Class A 0.92% Class B 1.18%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

25

GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a somewhat similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Global Technology Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Technology Fund, Inc.:4

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Global Technology Portfolio[5]	Global Technology Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for International Technology Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Fee
International Technology Portfolio Class A6 Class I (Institutional)	1.95 1.15	% %

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

4	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

5	The advisory fees of AllianceBernstein Global Technology Fund, Inc. are based on the fund’s net assets at each quarter end and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

6	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

26

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
Global Technology Portfolio	0.750	0.775	3/8

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Technology Portfolio	0.920	0.896	6/8	0.986	7/15

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business prac-

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively Small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

27

GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

tice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $400,033 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $416,302 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2006.

28

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)14 for the periods ended December 31, 2006.15

Global Technology Portfolio	Portfolio Return		PG Median	PU Median	PG Rank	PU Rank
1 year		8.64	8.16	8.16	3/8	7/16
3 year		5.94	6.19	7.18	5/8	11/16
5 year	–	0.01	0.71	0.99	6/8	12/16
10 year		6.04	N/A	8.09	1/1	3/4

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)16 versus its benchmark.17 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.18

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)		10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

							Volatility (%)	Sharpe (%)
Global Technology Portfolio	8.64	5.94	–	0.01	6.04	6.44	22.31	0.01	5
MSCI World IT Index (Net)	9.31	5.50		1.33	N/A	N/A	23.12	0.07	5
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

13	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

14	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

16	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

17	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

18	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 1, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. Normally, the Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. The Portfolio may invest in zero coupon securities and payment-in-kind bonds, depositary receipts and asset-backed securities. The Portfolio may also enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures or forward agreements.

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the Standard & Poor’s (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2007.

For the annual period under review, the Portfolio outperformed its benchmark, the Russell 3000 Growth Index. The Portfolio benefited from favorable relative performance of a number of consumer, technology, health care, industrial and energy holdings. This was partially offset by negative relative performance and overexposure among financial services holdings. In the first six months of the period under review, relative performance of technology, industrial and health care holdings were particularly strong, along with favorable relative performance among consumer discretionary stocks. During this period, performance was partially offset by underperformance of financial services holdings and, to a lesser extent, underexposure to consumer staples stocks.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2007 saw domestic equity markets produce reasonable overall returns with growth stocks, as a class, outperforming the broader market. The domestic economy has generally developed as anticipated with moderating overall growth, reflecting decelerating consumer spending and protracted weakness in residential construction. In contrast, a number of overseas economies have exhibited strong and, in some cases, accelerating rates of expansion. The combination of slowing domestic consumption, stronger overseas growth and a weaker U.S. dollar led to robust and accelerating export growth, which effectively offset the drag from residential housing on overall gross domestic product (GDP) growth. This benefited a number of the Portfolio’s holdings given its focus on companies with leading industry positions, many of which enjoy strong and increasing global presence.

Although the weakness of residential construction appeared reasonably contained through the first half of the annual period, recent months have seen growing evidence of its escalating adverse impact on both credit markets and consumer spending. This was initially manifest in the turmoil which enveloped the mortgage-backed securities (MBS) and related structured-debt markets in July 2007. Subsequent disclosures regarding the breadth and extent of associated losses has since led to a dramatic and self-reinforcing risk aversion on the part of financial intermediaries and investors alike. Separately, the persistent escalation of energy costs has weighed on consumer disposable income. Reflecting this, there has recently been growing evidence of decelerating personal consumption. This has in turn led to an increasingly accommodative monetary policy stance on the part of the U.S. Federal Reserve (the “Fed”).

Considering the challenging economic setting, the Portfolio’s U.S. Growth Team (the “Team”) has generally sought to moderate the Portfolio’s exposure to cyclical growth companies in favor of fundamental sustainability. This has led to a modest reduction in holdings of technology and industrial stocks and an increase in more stable growth, particularly within the health care sector.

While recent months have seen growth stocks outperform the broader equity market, the relative valuation of many leading companies remains at historically compressed levels. While the Team has been encouraged by the recent shift toward a more accommodative monetary policy, the domestic consumer economy faces significant near-term challenges.

The Team continues to anticipate relative fundamental success—in particular earnings growth, rising consensus estimates and demonstrated capital strength—to become more pronounced determinants of relative investment performance than has been the case over recent years.

1

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performances and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 3000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The unmanaged Russell 3000 Index is compromised of 3000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is compromised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio can invest in small-cap and mid-cap companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A portfolio’s investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets and financial resources. The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investments objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products Prospectus for a description of those fees and expenses and speak to your insurance agent of financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Growth Portfolio Class A	13.02%	14.17%	4.31%
AllianceBernstein Growth Portfolio Class B	12.66%	13.89%	0.89%	*
Russell 3000 Growth Index	11.40%	12.42%	3.83%
S&P 500 Stock Index	5.49%	12.83%	5.91%
* Since inception of the Portfolio’s Class B shares on 6/1/99.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.90% and 1.15% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.33	$4.61	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53	0.89%

Class B
Actual	$1,000	$1,051.59	$5.90	1.14%
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.80	1.14%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NETS ASSETS
Apple, Inc.	$9,573,206	4.9%
Google, Inc.—Class A	9,507,850	4.8
Schlumberger Ltd.	8,010,269	4.1
WellPoint, Inc.	6,884,173	3.5
Danaher Corp.	6,352,376	3.2
Gilead Sciences, Inc.	6,190,645	3.1
Intel Corp.	5,885,995	3.0
Alcon, Inc.	5,645,789	2.9
Amphenol Corp.—Class A	5,566,718	2.8
Jacobs Engineering Group, Inc.	5,200,228	2.6

	$68,817,249	34.9%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$62,653,918	31.8%
Health Care	44,969,764	22.8
Industrials	27,087,396	13.7
Financials	22,958,423	11.6
Consumer Discretionary	17,720,959	9.0
Energy	12,520,050	6.4
Consumer Staples	3,557,576	1.8
Materials	2,465,247	1.3
Short-Term Investments	3,209,000	1.6

Total Investments	$197,142,333	100.0%

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%

INFORMATION TECHNOLOGY–31.8%
COMMUNICATIONS EQUIPMENT–5.2%
Cisco Systems, Inc.(a)	173,160	$4,687,441
Juniper Networks, Inc.(a)	44,800	1,487,360
Nokia OYJ (ADR)	54,300	2,084,577
Qualcomm, Inc.	50,370	1,982,060

		10,241,438

COMPUTERS & PERIPHERALS–6.9%
Apple, Inc.(a)	48,330	9,573,206
Hewlett-Packard Co.	40,390	2,038,887
SanDisk Corp.(a)	13,300	441,161
Sun Microsystems, Inc.(a)	84,742	1,536,373

		13,589,627

ELECTRONIC EQUIPMENT & INSTRUMENTS–3.4%
Amphenol Corp.–Class A	120,050	5,566,718
Dolby Laboratories, Inc.– Class A(a)	24,390	1,212,671

		6,779,389

INTERNET SOFTWARE & SERVICES–6.5%
eBay, Inc.(a)	72,290	2,399,305
Google, Inc.–Class A(a)	13,750	9,507,850
VistaPrint Ltd.(a)	19,700	844,145

		12,751,300

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.2%
Broadcom Corp.–Class A(a)	90,100	2,355,214
Intel Corp.	220,780	5,885,995
MEMC Electronic Materials, Inc.(a)	11,300	999,937
Nvidia Corp.(a)	142,865	4,860,267

		14,101,413

SOFTWARE–2.6%
Adobe Systems, Inc.(a)	88,180	3,767,931
Salesforce.com, Inc.(a)	8,800	551,672
VMware, Inc.–Class A(a)	10,250	871,148

		5,190,751

		62,653,918

HEALTH CARE–22.8%
BIOTECHNOLOGY–5.8%
Celgene Corp.(a)	50,770	2,346,082
Genentech, Inc.(a)	43,520	2,918,886
Gilead Sciences, Inc.(a)	134,550	6,190,645

		11,455,613

HEALTH CARE EQUIPMENT & SUPPLIES–4.9%
Alcon, Inc.	39,470	5,645,789
Hologic, Inc.(a)	57,950	3,977,688

		9,623,477

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–6.3%
Aetna, Inc.	22,900	$1,322,017
Medco Health Solutions, Inc.(a)	40,970	4,154,358
WellPoint, Inc.(a)	78,470	6,884,173

		12,360,548

PHARMACEUTICALS–5.8%
Abbott Laboratories	17,600	988,240
Merck & Co., Inc.	65,870	3,827,706
Schering-Plough Corp.	96,420	2,568,629
Teva Pharmaceutical Industries Ltd. (ADR)	89,190	4,145,551

		11,530,126

		44,969,764

INDUSTRIALS–13.7%
AEROSPACE & DEFENSE–0.5%
Honeywell International, Inc.	15,200	935,864

CONSTRUCTION & ENGINEERING–4.0%
Fluor Corp.	18,050	2,630,246
Jacobs Engineering Group, Inc.(a)	54,390	5,200,228

		7,830,474

ELECTRICAL EQUIPMENT–3.8%
Ametek, Inc.	67,110	3,143,432
Baldor Electric Co.	46,530	1,566,200
Emerson Electric Co.	49,950	2,830,167

		7,539,799

MACHINERY–5.4%
Actuant Corp.–Class A	32,640	1,110,086
Danaher Corp.	72,400	6,352,376
Deere & Co.	35,640	3,318,797

		10,781,259

		27,087,396

FINANCIALS–11.6%
CAPITAL MARKETS–5.4%
The Charles Schwab Corp.	73,690	1,882,779
The Goldman Sachs Group, Inc.	23,590	5,073,029
Greenhill & Co., Inc.	23,760	1,579,565
Lehman Brothers Holdings, Inc.	32,465	2,124,510

		10,659,883

DIVERSIFIED FINANCIAL SERVICES–3.9%
CME Group, Inc.–Class A	5,613	3,850,518
JPMorgan Chase & Co.	87,200	3,806,280

		7,656,798

INSURANCE–1.8%
American International Group, Inc.	62,892	3,666,604

REAL ESTATE–0.5%
CB Richard Ellis Group, Inc.– Class A(a)	45,250	975,138

		22,958,423

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–9.0%
AUTO COMPONENTS–0.5%
Johnson Controls, Inc.	26,450	$953,258

DIVERSIFIED CONSUMER SERVICES–0.9%
Strayer Education, Inc.	10,820	1,845,676

HOTELS, RESTAURANTS & LEISURE–2.6%
Chipotle Mexican Grill, Inc.– Class A(a)	34,600	5,088,622

SPECIALTY RETAIL–1.7%
Dick’s Sporting Goods, Inc.(a)	118,280	3,283,453

TEXTILES APPAREL & LUXURY GOODS–3.3%
Coach, Inc.(a)	27,590	843,702
Nike, Inc.–Class B	31,330	2,012,639
Under Armour, Inc.–Class A(a)	84,580	3,693,609

		6,549,950

		17,720,959

ENERGY–6.3%
ENERGY EQUIPMENT & SERVICES–6.3%
Cameron International Corp.(a)	93,700	4,509,781
Schlumberger Ltd.	81,430	8,010,269

		12,520,050

CONSUMER STAPLES–1.8%
BEVERAGES–0.5%
PepsiCo, Inc.	12,900	979,110

HOUSEHOLD PRODUCTS–1.3%
Procter & Gamble Co.	35,060	2,574,105

PERSONAL PRODUCTS–0.0%
The Estee Lauder Cos, Inc.–Class A	100	4,361

		3,557,576

MATERIALS–1.3%
CHEMICALS–1.3%
Air Products & Chemicals, Inc.	10,500	1,035,615
Monsanto Co.	12,800	1,429,632

		2,465,247

Total Common Stocks (cost $146,438,878)		193,933,333

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS -1.6%
TIME DEPOSIT–1.6%
The Bank of New York 3.25%, 1/02/08 (cost $3,209,000)	$3,209	$3,209,000

TOTAL INVESTMENTS–99.9% (cost $149,647,878)		197,142,333
Other assets less liabilities–0.1%		213,095

NET ASSETS–100.0%		$197,355,428

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $149,647,878)	$197,142,333
Cash	83
Receivable for investment securities sold	597,563
Dividends and interest receivable	137,470
Receivable for capital stock sold	6,225

Total assets	197,883,674

LIABILITIES
Payable for capital stock redeemed	207,977
Advisory fee payable	127,679
Printing fee payable	90,521
Custodian fee payable	39,776
Distribution fee payable	26,215
Administrative fee payable	23,750
Transfer Agent fee payable	116
Accrued expenses	12,212

Total liabilities	528,246

NET ASSETS	$197,355,428

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,731
Additional paid-in capital	198,535,524
Accumulated net realized loss on investment transactions	(48,683,282)
Net unrealized appreciation of investments	47,494,455

$197,355,428

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$75,834,622	3,310,832	$22.91
B	$121,520,806	5,420,187	$22.42

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $18,179)	$1,385,899
Interest	33,305

Total investment income	1,419,204

EXPENSES
Advisory fee (see Note B)	1,602,853
Distribution fee—Class B	320,421
Transfer agency—Class A	1,519
Transfer agency—Class B	2,242
Custodian	111,107
Administrative	94,000
Printing	42,536
Audit	41,100
Legal	16,658
Directors’ fees	1,550
Miscellaneous	10,011

Total expenses	2,243,997

Net investment loss	(824,793)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	31,363,050
Net change in unrealized appreciation/depreciation of investments	(4,569,779)

Net gain on investment transactions	26,793,271

NET INCREASE IN NET ASSETS FROM OPERATIONS	$25,968,478

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(824,793)	$(907,564)
Net realized gain on investment transactions	31,363,050	30,221,262
Net change in unrealized appreciation/depreciation of investments	(4,569,779)	(35,533,738)

Net increase (decrease) in net assets from operations	25,968,478	(6,220,040)
CAPITAL STOCK TRANSACTIONS
Net decrease	(53,409,240)	(60,113,680)

Total decrease	(27,440,762)	(66,333,720)
NET ASSETS
Beginning of period	224,796,190	291,129,910

End of period (including accumulated net investment loss of $0 and $0, respectively)	$197,355,428	$224,796,190

See notes to financial statements.

10

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek to provide long-term growth of capital. Current income was incidental to the Portfolio’s objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $171,183, of which $200 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

12

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$128,139,831		$183,790,502
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$150,358,952

Gross unrealized appreciation	$49,824,860
Gross unrealized depreciation	(3,041,479)

Net unrealized appreciation	$46,783,381

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	185,625	269,283	$4,112,743	$5,345,370
Shares redeemed	(1,484,406)	(1,689,477)	(32,276,016)	(33,240,111)

Net decrease	(1,298,781)	(1,420,194)	$(28,163,273)	$(27,894,741)

Class B
Shares sold	261,088	496,149	$5,551,562	$9,823,717
Shares redeemed	(1,442,424)	(2,210,469)	(30,797,529)	(42,042,656)

Net decrease	(1,181,336)	(1,714,320)	$(25,245,967)	$(32,218,939)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

14

AllianceBernstein Variable Products Series Fund

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(47,972,208	)(a)
Unrealized appreciation/(depreciation)	46,783,381	(b)

Total accumulated earnings/(deficit)	$(1,188,827)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $47,972,208 of which $33,056,736 expires in the year 2010 and $14,915,472 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $31,578,984.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the net operating loss resulted in a net decrease in net investment loss, and a corresponding net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the

Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

16

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005	2004	2003
Net asset value, beginning of period	$20.27	$20.49		$18.30	$15.95	$11.81

Income From Investment Operations
Net investment loss (a)	(.05)	(.04)		(.08)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.69	(.18)		2.27	2.42	4.20

Net increase (decrease) in net asset value from operations	2.64	(.22)		2.19	2.35	4.14

Net asset value, end of period	$22.91	$20.27		$20.49	$18.30	$15.95

Total Return
Total investment return based on net asset value (b)	13.02%	(1.07)%		11.97%	14.73%	35.06%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,834	$93,459		$123,535	$137,345	$141,809
Ratio to average net assets of:
Expenses	.90%	.90	%(c)	.88%	.88%	.89%
Net investment loss	(.23)%	(.22	)%(c)	(.43)%	(.43)%	(.43)%
Portfolio turnover rate	60%	55%		49%	56%	49%

See footnote summary on page 18.

17

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005	2004	2003
Net asset value, beginning of period	$19.90	$20.15		$18.05	$15.76	$11.70

Income From Investment Operations
Net investment loss (a)	(.10)	(.09)		(.12)	(.11)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.62	(.16)		2.22	2.40	4.15

Net increase (decrease) in net asset value from operations	2.52	(.25)		2.10	2.29	4.06

Net asset value, end of period	$22.42	$19.90		$20.15	$18.05	$15.76

Total Return
Total investment return based on net asset value (b)	12.66%	(1.24)%		11.64%	14.53%	34.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$121,521	$131,337		$167,595	$152,899	$120,460
Ratio to average net assets of:
Expenses	1.15%	1.15	%(c)	1.13%	1.13%	1.14%
Net investment loss	(.49)%	(.47	)%(c)	(.68)%	(.68)%	(.68)%
Portfolio turnover rate	60%	55%		49%	56%	49%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

19

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
William D. Baird(2), Vice President	Thomas R. Manley, Controller
Robert H. Ginsberg(2), Vice President
Alan E. Levi(2), Vice President
Jack E. Plym(2), Vice President
Emilie D. Wrapp, Secretary

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by senior members of the U.S. Growth Team. Mr. William D. Baird, Mr. Robert H. Ginsberg, Mr. Alan E. Levi, and Mr. Jack E. Plym are the investment professionals with the most significant responsibility for the day-to-day management of and investment decisions for the Portfolio’s portfolio.

20

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

21

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008. President, Fidelity Accounting and Custody Services Company from 1993–1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975–1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005–2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993–2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s distinterested Directors is c/o AllianceBernstein L.P., Attn; Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

22

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Alan E. Levi 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

William D. Baird 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Robert H. Ginsberg 35	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Jack E. Plym 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

23

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion	$217.0	Growth Portfolio
	65 bp on next $2.5 billion
	60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 0.90%	December 31
Class B 1.15%

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

24

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$217.0	U.S. Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $10m	0.400%	0.750%

The Adviser also manages AllianceBernstein Growth Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Growth Fund:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

25

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A/B6	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
Growth Portfolio	0.750	0.750	7/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth Portfolio	0.880	0.775	10/13	0.814	33/50

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

6	This ACITM fund is privately placed or institutional.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

26

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the ‘40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $364,558 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $365,270 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

27

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)14 for the periods ended December 31, 2006.15

Growth Portfolio	Portfolio Return		PG Median	PU Median	PG Rank	PU Rank
1 year	–	1.07	6.67	7.89	12/13	57/59
3 year		8.32	8.36	9.72	8/13	35/52
5 year		4.30	4.30	4.45	6/12	25/45
10 year		5.77	6.45	6.84	7/8	15/20

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)16 versus its benchmark.17 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.18

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
Growth Portfolio	–	1.07	8.32	4.30	5.78	9.95	20.63	0.20	10
Russell 3000 Growth Index		9.46	7.17	3.02	5.34	8.83	19.37	0.17	10

Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

13	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

14	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

16	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

17	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

18	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

28

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 5, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Portfolio may invest in companies of any size and in any industry. The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2007.

The Portfolio outperformed its benchmark for the annual reporting period ended December 31, 2007. Stock selection drove the Portfolio’s premium to value, as an emphasis on companies with strong balance sheets and low earnings variability at unusually attractive relative valuations paid off. An underweight of credit-sensitive financials was also a major driver of the Portfolio’s premium. The Portfolio either did not own or underweighted many financial stocks that were pummeled in the recent crisis. This helped the Portfolio’s returns versus the benchmark. An underweight in energy was a detractor from performance at the sector level.

MARKET REVIEW AND INVESTMENT STRATEGY

After four years of subdued volatility, equity markets hit turbulence in mid-2007. Deepening problems in the U.S. housing and subprime mortgage markets led to a global credit crisis and massive losses at major financial firms, intensifying worries about the economy and corporate profits. Investors shocked out of complacency once again bid up stocks with superior earnings revisions, return on equity and very large market capitalizations, while bidding down deep-value stocks. These developments rewarded both the Portfolio’s recent strategy and its relative value style. The Portfolio’s Relative Value Investment Team has taken advantage of unusually compressed valuation spreads to emphasize high-quality, very large-capitalization companies trading at unusually low relative valuations.

1

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio’s assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Growth & Income Portfolio Class A†	5.12%	13.81%	8.64%
AllianceBernstein Growth & Income Portfolio Class B†	4.86%	13.53%	6.37%	*
Russell 1000 Value Index	-0.17%	14.63%	7.68%
*Since inception of the Portfolio’s Class B Shares on 6/1/99.

†Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.61% and 0.86% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

GROWTH & INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth & Income Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.76	$2.96	0.59%
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$3.01	0.59%
Class B
Actual	$1,000	$989.57	$4.21	0.84%
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28	0.84%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Total SA (ADR)	$85,788,360	3.9%
Emerson Electric Co.	84,854,016	3.8
Altria Group, Inc.	84,574,020	3.8
UnitedHealth Group, Inc.	78,150,960	3.5
Sun Microsystems, Inc.	70,009,448	3.2
WellPoint, Inc.	67,034,493	3.0
AT&T, Inc.	63,699,012	2.9
ACE Ltd.	62,280,418	2.8
Cisco Systems, Inc.	62,001,128	2.8
Safeway, Inc.	61,112,744	2.8

	$719,504,599	32.5%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$458,943,922	20.7%
Health Care	384,141,851	17.4
Industrials	290,909,240	13.1
Information Technology	287,778,527	13.0
Energy	280,499,120	12.7
Consumer Staples	249,995,884	11.3
Telecommunication Services	133,772,368	6.0
Consumer Discretionary	73,856,216	3.3
Materials	25,688,023	1.2
Short-Term Investments	28,588,000	1.3

Total Investments	$2,214,173,151	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.7%

FINANCIALS–20.7%
CAPITAL MARKETS–3.1%
Bank of New York Mellon Corp.	308,500	$15,042,460
Franklin Resources, Inc.	119,600	13,685,828
Lehman Brothers Holdings, Inc.	127,200	8,323,968
Merrill Lynch & Co., Inc.	290,000	15,567,200
MF Global Ltd.(a)	11,100	349,317
Morgan Stanley	175,400	9,315,494
Northern Trust Corp.	100,000	7,658,000

		69,942,267

COMMERCIAL BANKS–0.9%
Wells Fargo & Co.	666,000	20,106,540

CONSUMER FINANCE–0.8%
American Express Co.	341,800	17,780,436

DIVERSIFIED FINANCIAL SERVICES–4.6%
Bank of America Corp.	665,900	27,475,034
Citigroup, Inc.	606,700	17,861,248
JPMorgan Chase & Co.	1,278,700	55,815,255

		101,151,537

INSURANCE–11.3%
ACE Ltd.	1,008,100	62,280,418
American International Group, Inc.	970,900	56,603,470
Axis Capital Holdings Ltd.	1,423,600	55,477,692
Hartford Financial Services Group, Inc.	404,400	35,259,636
Loews Corp.	350,000	17,619,000
MetLife, Inc.	253,900	15,645,318
Willis Group Holdings Ltd.	186,400	7,077,608

		249,963,142

		458,943,922

HEALTH CARE–17.4%
HEALTH CARE EQUIPMENT & SUPPLIES–0.4%
Becton Dickinson & Co.	102,000	8,525,160

HEALTH CARE PROVIDERS & SERVICES–8.4%
Aetna, Inc.	691,100	39,897,203
UnitedHealth Group, Inc.	1,342,800	78,150,960
WellPoint, Inc.(a)	764,100	67,034,493

		185,082,656

PHARMACEUTICALS–8.6%
Bristol-Myers Squibb Co.	283,300	7,513,116
Eli Lilly & Co.	915,100	48,857,189
Merck & Co., Inc.	612,200	35,574,942
Pfizer, Inc.	740,300	16,827,019

Company	Shares	U.S. $ Value

Schering-Plough Corp.	1,800,000	$47,952,000
Wyeth	765,100	33,809,769

		190,534,035

		384,141,851

INDUSTRIALS–13.1%
AEROSPACE & DEFENSE–6.7%
Honeywell International, Inc.	815,200	50,191,864
Lockheed Martin Corp.	370,500	38,998,830
United Technologies Corp.	768,900	58,851,606

		148,042,300

ELECTRICAL EQUIPMENT–3.8%
Emerson Electric Co.	1,497,600	84,854,016

INDUSTRIAL CONGLOMERATES–2.1%
3M Co.	53,200	4,485,824
General Electric Co.	1,150,000	42,630,500

		47,116,324

MACHINERY–0.5%
ITT Corp.	165,000	10,896,600

		290,909,240

INFORMATION TECHNOLOGY–13.0%
COMMUNICATIONS EQUIPMENT–2.8%
Cisco Systems, Inc.(a)	2,290,400	62,001,128

COMPUTERS & PERIPHERALS–3.6%
International Business Machines Corp.	101,500	10,972,150
Sun Microsystems, Inc.(a)	3,861,525	70,009,448

		80,981,598

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.4%
Tyco Electronics Ltd.	241,200	8,955,756

IT SERVICES–2.0%
Accenture Ltd.–Class A	1,206,500	43,470,195

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.3%
Broadcom Corp.– Class A(a)	252,200	6,592,508
Integrated Device Technology, Inc.(a)	972,600	11,000,106
Intel Corp.	510,300	13,604,598
International Rectifier Corp.(a)	27,000	917,190
Lam Research Corp.(a)	237,700	10,275,771
Nvidia Corp.(a)	236,400	8,042,328

		50,432,501

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SOFTWARE–1.9%
Adobe Systems, Inc.(a)	160,500	$6,858,165
Microsoft Corp.	761,600	27,112,960
Oracle Corp.(a)	352,800	7,966,224

		41,937,349

		287,778,527

ENERGY–12.7%
ENERGY EQUIPMENT & SERVICES–1.0%
Baker Hughes, Inc.	135,600	10,997,160
Nabors Industries Ltd.(a)	135,800	3,719,562
Schlumberger Ltd.	76,700	7,544,979

		22,261,701

OIL, GAS & CONSUMABLE FUELS–11.7%
Chevron Corp.	390,600	36,454,698
ConocoPhillips	509,300	44,971,190
Exxon Mobil Corp.	514,800	48,231,612
Marathon Oil Corp.	369,669	22,498,055
Noble Energy, Inc.	255,200	20,293,504
Total SA (ADR)	1,038,600	85,788,360

		258,237,419

		280,499,120

CONSUMER STAPLES–11.3%
BEVERAGES–0.7%
PepsiCo, Inc.	217,700	16,523,430

FOOD & STAPLES RETAILING–3.0%
Safeway, Inc.	1,786,400	61,112,744
Walgreen Co.	153,900	5,860,512

		66,973,256

FOOD PRODUCTS–0.1%
HJ Heinz Co.	36,500	1,703,820

HOUSEHOLD PRODUCTS–1.7%
Procter & Gamble Co.	509,600	37,414,832

TOBACCO–5.8%
Altria Group, Inc.	1,119,000	84,574,020
Loews Corp.–Carolina Group	501,835	42,806,526

		127,380,546

		249,995,884

TELECOMMUNICATION SERVICES–6.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–6.0%
AT&T, Inc.	1,532,700	63,699,012

Company	Shares	U.S. $ Value

CenturyTel, Inc.	990,640	$41,071,934
Verizon Communications, Inc.	663,800	29,001,422

		133,772,368

CONSUMER DISCRETIONARY–3.3%
HOTELS, RESTAURANTS & LEISURE–0.6%
McDonald’s Corp.	115,900	6,827,669
Wyndham Worldwide Corp.	302,800	7,133,968

		13,961,637

MEDIA–2.0%
Comcast Corp.-Class A(a)	350,000	6,391,000
News Corp.-Class A	500,000	10,245,000
Omnicom Group, Inc.	252,300	11,991,819
Time Warner, Inc.	1,000,000	16,510,000

		45,137,819

MULTILINE RETAIL–0.7%
Kohl’s Corp.(a)	322,200	14,756,760

		73,856,216

MATERIALS–1.2%
CHEMICALS–1.2%
Air Products & Chemicals, Inc.	75,400	7,436,702
Dow Chemical Co.	75,000	2,956,500
E.I. Du Pont de Nemours & Co.	346,900	15,294,821

		25,688,023

Total Common Stocks (cost $1,899,933,633)		2,185,585,151

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.3%
TIME DEPOSIT–1.3%
The Bank of New York 3.25%, 1/02/08 (cost $28,588,000)	$28,588	28,588,000

TOTAL INVESTMENTS–100.0% (cost $1,928,521,633)		2,214,173,151
Other assets less liabilities–0.0%		195,389

NET ASSETS–100.0%		$2,214,368,540

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $1,928,521,633)	$2,214,173,151
Cash	171
Receivable for capital stock sold	10,307,641
Receivable for investment securities sold	5,961,400
Dividends and interest receivable	2,691,827

Total assets	2,233,134,190

LIABILITIES
Payable for investment securities purchased	14,357,037
Payable for capital stock redeemed	2,727,227
Advisory fee payable	1,045,552
Distribution fee payable	378,892
Administrative fee payable	23,750
Transfer Agent fee payable	116
Accrued expenses	233,076

Total liabilities	18,765,650

NET ASSETS	$2,214,368,540

COMPOSITION OF NET ASSETS
Capital stock, at par	$83,227
Additional paid-in capital	1,613,718,688
Undistributed net investment income	29,524,691
Accumulated net realized gain on investment transactions	285,390,416
Net unrealized appreciation of investments	285,651,518

$2,214,368,540

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$456,158,965	17,010,426	$26.82
B	$1,758,209,575	66,216,577	$26.55

See	notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $322,430)	$46,322,903
Interest	2,552,605

Total investment income	48,875,508

EXPENSES
Advisory fee (see Note B)	13,297,832
Distribution fee—Class B	4,811,927
Transfer agency—Class A	1,736
Transfer agency—Class B	6,714
Printing	551,934
Custodian	255,991
Administrative	94,000
Legal	47,285
Audit	41,100
Directors’ fees	1,551
Miscellaneous	67,347

Total expenses	19,177,417

Net investment income	29,698,091

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	290,992,505
Net change in unrealized appreciation/depreciation of investments	(204,861,762)

Net gain on investment transactions	86,130,743

Contribution from Adviser (see Note B)	5,490,338

NET INCREASE IN NET ASSETS FROM OPERATIONS	$121,319,172

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$29,698,091	$30,599,546
Net realized gain on investment transactions	290,992,505	137,341,083
Net change in unrealized appreciation/depreciation of investments	(204,861,762)	230,009,742
Contribution from Adviser .	5,490,338	–0–

Net increase in net assets from operations	121,319,172	397,950,371
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(7,215,789)	(7,445,666)
Class B	(23,356,429)	(21,954,052)
Net realized gain on investment transactions
Class A	(24,491,029)	(27,071,472)
Class B	(96,075,101)	(98,572,218)
CAPITAL STOCK TRANSACTIONS
Net decrease	(299,607,323)	(344,275,984)
CAPITAL CONTRIBUTIONS
Proceeds from third party regulatory settlement (see Note E)	99,405	-0-

Total decrease .	(329,327,094)	(101,369,021)
NET ASSETS
Beginning of period	2,543,695,634	2,645,064,655

End of period (including undistributed net investment income of $29,524,691 and $30,398,818, respectively) .	$2,214,368,540	$2,543,695,634

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the period ended December 31, 2007, and in response to the Independent Director’s request, the Adviser made a payment of $5,490,338 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

12

AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the year ended December 31, 2007 amounted to $2,466,325, of which $93,488 and $2,550, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,752,735,724		$2,082,044,929
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,937,947,969

Gross unrealized appreciation	$322,892,463
Gross unrealized depreciation	(46,667,281)

Net unrealized appreciation	$276,225,182

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	1,718,639	2,064,629	$46,751,786	$51,573,410
Shares issued in reinvestment of dividends and distributions	1,167,409	1,481,422	31,706,818	34,517,138
Shares redeemed	(5,359,346)	(7,031,345)	(146,319,071)	(177,773,452)

Net decrease	(2,473,298)	(3,485,294)	$(67,860,467)	$(91,682,904)

Class B
Shares sold	1,665,190	5,483,289	$45,161,027	$132,876,586
Shares issued in reinvestment of dividends and distributions	4,434,888	5,215,330	119,431,530	120,526,270
Shares redeemed	(14,662,672)	(20,044,146)	(396,339,413)	(505,995,936)

Net decrease	(8,562,594)	(9,345,527)	$(231,746,856)	$(252,593,080)

During the period, the Portfolio received $99,405 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

14

AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$38,271,652	$29,399,718
Net long-term capital gains	112,866,696	125,643,690

Total taxable distributions	151,138,348	155,043,408

Total distributions paid	$151,138,348	$155,043,408

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$69,586,813
Undistributed long-term capital gains	254,754,630
Unrealized appreciation/(depreciation)	276,225,182	(a)

Total accumulated earnings/(deficit)	$600,566,625

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

16

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$27.19	$24.88		$24.08		$21.80		$16.62

Income From Investment Operations
Net investment income (a)	.39	.36		.31		.36	(b)	.23
Net realized and unrealized gain on investment and foreign currency transactions	.97	3.66		.85		2.12		5.15
Contribution from Adviser	.06	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	1.42	4.02		1.16		2.48		5.38

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.37)		(.36)		(.20)		(.20)
Distributions from net realized gain on investment transactions	(1.38)	(1.34)		–0	–	–0	–	–0	–

Total dividends and distributions	(1.79)	(1.71)		(.36)		(.20)		(.20)

Net asset value, end of period	$26.82	$27.19		$24.88		$24.08		$21.80

Total Return
Total investment return based on net asset value (c)	5.12%*	17.29%		4.86%		11.46%		32.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$456,159	$529,732		$571,372		$627,689		$603,673
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.59%	.61	%(d)	.59%		.60%		.66%
Expenses, before waivers and reimbursements	.59%	.61	%(d)	.59%		.65%		.66%
Net investment income	1.43%	1.42	%(d)	1.29%		1.62	%(b)	1.25%
Portfolio turnover rate	74%	60%		72%		50%		57%

See footnote summary on page 18.

17

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$26.93	$24.65		$23.87		$21.62		$16.49

Income From Investment Operations
Net investment income (a)	.32	.29		.25		.31	(b)	.18
Net realized and unrealized gain on investment and foreign currency transactions	.96	3.63		.83		2.10		5.11
Contribution from Adviser	.06	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	1.34	3.92		1.08		2.41		5.29

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.30)		(.30)		(.16)		(.16)
Distributions from net realized gain on investment transactions	(1.38)	(1.34)		–0	–	–0	–	–0	–

Total dividends and distributions	(1.72)	(1.64)		(.30)		(.16)		(.16)

Net asset value, end of period	$26.55	$26.93		$24.65		$23.87		$21.62

Total Return
Total investment return based on net asset value (c)	4.86%*	16.98%		4.60%		11.22%		32.18%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,758,210	$2,013,964		$2,073,693		$2,044,741		$1,671,671
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.84%	.86	%(d)	.85%		.85%		.91%
Expenses, before waivers and reimbursements	.84%	.86	%(d)	.85%		.90%		.91%
Net investment income	1.18%	1.17	%(d)	1.05%		1.39	%(b)	.99%
Portfolio turnover rate	74%	60%		72%		50%		57%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio by the Adviser resulting from the Dynegy class action settlement, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19% (see Note B).

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Growth & Income Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

19

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 99.73% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2007 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2007, the Portfolio designated from distributions made $112,866,696 as capital gain dividends.

20

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

21

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund, and Prospected Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP.; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

24

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,480.1	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.003% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio			Fiscal Year
Growth & Income Portfolio	Class A Class B	0.61 0.86	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

25

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income Portfolio	$2,480.1	Relative Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $10m	0.262%	0.550%

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Growth & Income Fund, Inc.:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

26

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Fee
American Value Portfolio Class A6 Class I (Institutional)	1.50 0.70	% %

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Portfolio	Sub-Advised Fund	Fee Schedule
Growth & Income Portfolio	Client No. 1	0.30% on first 1 billion 0.25% on next 500 million 0.20% thereafter

	Client No. 2[7]	0.30%

	Client No. 3[7]	0.60% on first 1 billion 0.55% on next 500 million 0.50% on next 500 million 0.45% on next 500 million 0.40% thereafter

It is fair to note that the services the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

6	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

7	The client is an affiliate of the Adviser.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Growth & Income Portfolio[11]	0.548	0.560	8/19

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.12 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.13

Portfolio	Expense Ratio (%)[14]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio[15]	0.595	0.595	9/19	0.788	18/113

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $4,944,774 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $1,901,635 on behalf of the Portfolio to ABI.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	The Portfolio’s EG includes the Portfolio, seven other variable insurance product (“VIP”) Large-Cap Value funds (“LCVE”) and eleven VIP Large-Cap Core funds (“LCCE”).

12	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP LCVE and LCCE funds, excluding outliers.

28

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended December 31, 2006.19

Growth & Income Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	17.29	17.44	19.31	5/8	34/45
3 year	11.09	11.68	12.12	7/8	31/42
5 year	7.20	7.43	7.52	5/8	21/35
10 year	10.87	10.87	8.61	3/5	4/14

16	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	17.29	11.09	7.20	10.87	11.74	16.06	0.49	10
Russell 1000 Value Index	22.25	15.09	10.86	11.00	13.48	14.21	0.54	10
Inception Date: January 14, 1991

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

30

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www. sec. gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 6, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007. On December 7, 2007, the Portfolio acquired all of the assets and liabilities of the AllianceBernstein International Research Growth Portfolio, a series of AllianceBernstein Variable Products Series Fund, Inc. This acquisition was approved by the Board of Directors of the AllianceBernstein International Research Growth Portfolio on September 25, 2007, and did not require shareholder approval.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of non-U.S. analysts covering both developed and emerging markets around the globe. The Portfolio consists of approximately 100-130 stocks. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-U.S.) Index (net and gross) and the MSCI World (ex-U.S.) Index (net), for the one-, five- and 10-year periods ended December 31, 2007.

The Portfolio outperformed the benchmarks for the annual reporting period ended December 31, 2007. This outperformance was due almost entirely to stock selection. Sector positioning, a by-product of stock selection, detracted from overall performance. The Portfolio was underweight versus the benchmark in materials, a sector that performed well in 2007, and overweight in health care, which did not perform as well. This performance was partly offset by being underweight versus the benchmark in financials stocks that performed poorly, and overweight in telecommunications stocks that performed well.

From a country perspective, being overweight in Brazil added to performance, as this market did exceptionally well; being underweight in poorly performing Japan was also a benefit. Favorable stock selection in the United Kingdom and France had a positive impact on performance, while stock selection in Korea and Indonesia was less positive.

MARKET REVIEW AND INVESTMENT STRATEGY

After a stellar year in 2006, equity market returns, with the exception of emerging markets, were generally more muted in 2007. Returns also varied significantly by currency due to the ongoing depreciation of the U.S. dollar.

Although the first half of the year was relatively calm, the second half was dominated by anxiety about escalating losses among banks and insurers on mortgage-backed securities (MBS). Though originated in the U.S. subprime mortgage market, these securities had been repackaged and traded across the globe. Often, it was unclear who was left holding the paper or what its true value was.

The result was a dichotomy between “real” economies, which continued to experience muted but real growth, and credit markets, where widening spreads suggested deepening distress. Interest rates in the interbank market remained high as banks hoarded money to guard themselves against fund shortages despite central bank efforts to maintain liquidity.

Although the U.S. was the source of these global credit concerns, economic growth forecasts generally fall short of calling for a U.S. recession in 2008. Demand for U.S. exports, which stand to gain share because of the weak U.S. dollar, seems likely to mitigate the drag from the weak housing market. Growth is also expected to ratchet back in other large developed markets, including Canada, the United Kingdom, most large European countries and Japan. The same is true of Australia; its anticipated gross domestic product (GDP) growth of more than 3% still stands out among developed markets, thanks to the buoyancy of the country’s large resources industry. Still, capacity constraints and the strong Australian dollar stand to mute profit growth.

Growth in emerging markets, on the other hand, appears solid. Until recently, growth in emerging markets largely reflected rising demand from developed countries. However, currently industrialized economies increasingly benefit from orders from developing nations.

In aggregate, slowing global economic growth is a broadly positive trend for both growth and large-capitalization stocks. If upside becomes less plentiful, companies that continue to deliver it stand to be more rewarded. In times of uncertainty, investors also tend to gravitate toward larger companies thought to be more stable. Within developed markets, these are also the companies most likely to have emerging-markets exposure. Although small-caps as a style may be losing favor, the growth component within that segment also appears to be more attractive.

1

AllianceBernstein Variable Products Series Fund

The Portfolio’s overall investment strategy, with a focus on research-driven stock selection, remains intact. During the period, the Portfolio’s International Growth Portfolio Oversight Group continued to place emphasis on compa-nies it expects will exhibit future growth rates that exceed the market’s expectations. The Portfolio remained well-diversified with strong representation in both developed and emerging markets, and in a wide array of economic sectors.

2

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-U.S.) Index (net), nor the unmanaged MSCI All Country (AC) World (ex-U.S.) Index (net and gross) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-U.S.) Index (net and gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The MSCI World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 23 developed market countries, excluding the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI World (ex-U.S.) Index values are calculated using net returns. The MSCI AC World (ex-U.S.) Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein International Growth Portfolio Class A	18.13%	26.45%	13.26%
AllianceBernstein International Growth Portfolio Class B	17.78%	26.12%	10.13%*
MSCI All Country World (ex-U.S.) Index (net)	16.65%	24.02%	n/a
MSCI All Country World (ex-U.S.) Index (gross)	17.12%	24.52%	10.09%
MSCI World (ex-U.S.) Index (net)	12.44%	22.12%	8.99%
n/a: not available
* Since inception of the Portfolio’s Class B shares on 7/3/00.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.23% and 1.48% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmarks. Net return values for the MSCI AC World (ex-U.S.) Index are not available for the full 10-year time interval from 12/31/97–12/31/07. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,068.03	$6.57	1.26%
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.41	1.26%

Class B
Actual	$1,000	$1,066.04	$7.86	1.51%
Hypothetical (5% return before expenses)	$1,000	$1,017.59	$7.68	1.51%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Rio Tinto PLC	$7,059,558	3.2%
Banco Santander Central Hispano SA	6,344,757	2.8
WorleyParsons Ltd.	5,666,357	2.5
Xstrata PLC	5,344,150	2.4
National Bank of Greece SA	4,964,703	2.2
Siemens AG	4,960,939	2.2
Macquarie Group Ltd.	4,912,598	2.2
Gazprom OAO (Sponsored) (ADR)	4,653,539	2.1
Julius Baer Holding AG	4,584,835	2.1
Cia Vale de Rio Doce (ADR and Sponsored ADR)	4,493,424	2.0

	$52,984,860	23.7%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$54,575,171	24.3%
Energy	31,377,334	14.0
Materials	24,923,331	11.1
Industrials	23,154,748	10.3
Consumer Discretionary	21,024,986	9.4
Telecommunication Services	15,648,862	7.0
Information Technology	15,328,865	6.8
Health Care	11,083,839	4.9
Consumer Staples	9,277,713	4.1
Utilities	5,616,626	2.5
Short-Term Investments	12,520,000	5.6

Total Investments	$224,531,475	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2007	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$39,102,328	17.4%
Switzerland	23,928,945	10.7
Australia	19,378,103	8.6
Japan	18,808,148	8.4
France	15,884,053	7.1
Germany	11,690,400	5.2
Spain	10,447,462	4.6
Brazil	10,164,617	4.5
Russia	9,256,679	4.1
China	7,554,046	3.4
South Africa	6,005,726	2.7
Greece	5,809,741	2.6
Italy	4,225,740	1.9
Other*	29,755,487	13.2
Short-Term Investments	12,520,000	5.6

Total Investments	$224,531,475	100.0%

*	All data are as of December 31, 2007. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.5% or less in the following countries: Argentina, Canada, Czech Republic, Egypt, Finland, Hong Kong, India, Israel, Luxembourg, Mexico, Netherlands, Netherlands Antilles, Sweden, Taiwan and Turkey.

7

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–93.8%

FINANCIALS–23.3%
CAPITAL MARKETS–9.8%
Credit Suisse Group	35,493	$2,136,521
Gottex Fund Management Holdings Ltd.(a)	37,054	2,271,384
ICAP PLC	91,966	1,325,288
Julius Baer Holding AG	55,875	4,584,835
Macquarie Group Ltd.	73,424	4,912,598
Man Group PLC	216,222	2,454,500
Partners Group	17,843	2,378,856
UBS AG (Swiss Virt-X)	40,358	1,860,814

		21,924,796

COMMERCIAL BANKS–9.6%
Banco Santander Central Hispano SA	293,766	6,344,757
Industrial & Commercial Bank of China, Ltd.–Class H	3,488,000	2,476,127
Investimentos Itau SA	320,414	2,115,092
National Bank of Greece SA	72,398	4,964,703
Standard Chartered PLC	93,404	3,408,937
Turkiye Is Bankasi–Class C	331,083	2,068,123

		21,377,739

DIVERSIFIED FINANCIAL SERVICES–1.6%
Bolsa De Mercadorias E Futuros(a)	43,100	605,337
Deutsche Boerse AG	8,093	1,588,446
IG Group Holdings PLC	170,390	1,369,967

		3,563,750

INSURANCE–2.3%
Assicurazioni Generali SpA	31,602	1,430,499
QBE Insurance Group Ltd.	128,360	3,726,647

		5,157,146

		52,023,431

ENERGY–14.0%
ENERGY EQUIPMENT & SERVICES–4.2%
Schlumberger Ltd.	14,537	1,430,005
Tenaris SA (ADR)	50,400	2,254,392
WorleyParsons Ltd.	125,781	5,666,357

		9,350,754

OIL, GAS & CONSUMABLE FUELS–9.8%
Addax Petroleum Corp.	14,680	638,843
China Shenhua Energy Co. Ltd.–Class H	584,000	3,440,213
Gazprom OAO (Sponsored) (ADR)	82,073	4,653,539
Oil Search Ltd.	652,997	2,755,205
Petroleo Brasileiro SA (Sponsored) (ADR)	7,600	731,272
Royal Dutch Shell PLC–Class B	20,121	838,758

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	34,872	$1,472,121
Sasol Ltd.	66,813	3,310,818
Total SA	50,553	4,185,811

		22,026,580

		31,377,334

MATERIALS–11.2%
CHEMICALS–1.5%
Bayer AG	18,339	1,672,822
Incitec Pivot Ltd.	15,078	1,539,460

		3,212,282

METALS & MINING–9.7%
BHP Billiton PLC	104,628	3,190,461
Cia Vale do Rio Doce (ADR)	41,404	1,352,669
Cia Vale do Rio Doce (Sponsored) (ADR)	112,250	3,140,755
Equinox Minerals Ltd.(a)	293,456	1,623,456
Rio Tinto PLC	67,079	7,059,558
Xstrata PLC	76,159	5,344,150

		21,711,049

		24,923,331

INDUSTRIALS–10.4%
AEROSPACE & DEFENSE–1.3%
BAE Systems PLC	301,217	2,989,249

AIRLINES–0.3%
easyJet PLC(a)	56,504	686,310

COMMERCIAL SERVICES & SUPPLIES–0.4%
Michael Page International PLC	174,920	995,855

CONSTRUCTION & ENGINEERING–0.7%
China Communications Construction Co. Ltd.–Class H	382,000	987,576
Orascom Construction Industries (GDR)	2,372	492,095

		1,479,671

ELECTRICAL EQUIPMENT–0.8%
ABB Ltd.	57,875	1,668,640

INDUSTRIAL CONGLOMERATES–2.2%
Siemens AG	31,327	4,960,939

MACHINERY–2.2%
Atlas Copco AB–Class A	163,692	2,433,006
Komatsu Ltd.	64,700	1,735,200
NGK Insulators Ltd.	24,000	643,472

		4,811,678

TRADING COMPANIES & DISTRIBUTORS–2.5%
Mitsubishi Corp.	92,100	2,492,658
Mitsui & Co. Ltd.	147,000	3,069,748

		5,562,406

		23,154,748

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–9.4%
AUTO COMPONENTS–0.6%
Denso Corp.	32,600	$1,326,632

AUTOMOBILES–2.2%
Fiat SpA	108,616	2,795,240
Porsche Automobil Holding SE	577	1,161,191
Suzuki Motor Corp.	32,500	974,357

		4,930,788

HOTELS, RESTAURANTS & LEISURE–1.3%
Accor SA	14,997	1,198,872
Ladbrokes PLC	132,265	844,260
OPAP, SA	21,136	845,038

		2,888,170

HOUSEHOLD DURABLES–1.0%
Gafisa SA (ADR)(a)	18,600	696,570
Matsushita Electric Industrial Co. Ltd.	57,000	1,167,980
Urbi Desarrollos Urbanos SA de C.V.(a)	115,900	400,340

		2,264,890

LEISURE EQUIPMENT & PRODUCTS–0.4%
Nikon Corp.	23,000	782,421

MEDIA–2.5%
Eutelsat Communications	61,650	1,830,730
Naspers Ltd.–Class N	41,573	983,971
Pearson PLC	52,639	762,312
SES Global (FDR)	37,801	997,839
WPP Group PLC	81,281	1,041,300

		5,616,152

MULTILINE RETAIL–0.6%
Don Quijote Co., Ltd.	33,800	665,502
Takashimaya Co., Ltd.	61,000	735,110

		1,400,612

SPECIALTY RETAIL–0.8%
Esprit Holdings Ltd.	40,169	591,499
Inditex SA	12,757	771,926
Praktiker Bau- und Heimwerkermaerkte AG	15,590	451,896

		1,815,321

		21,024,986

TELECOMMUNICATION SERVICES–7.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.2%
Global Village Telecom Holding SA(a)	28,100	564,368
Iliad SA	10,415	1,120,070
Telefonica SA	102,750	3,330,779

		5,015,217

Company	Shares	U.S. $ Value

WIRELESS TELECOMMUNICATION SERVICES–4.8%
America Movil SAB de CV Series L (ADR)	26,300	$1,614,557
Bharti Airtel Ltd.(a)	34,904	873,039
China Mobile Ltd.	48,271	840,615
MTN Group Ltd.	91,349	1,710,942
Vimpel-Communications (ADR)	39,075	1,625,520
Vodafone Group PLC	1,057,287	3,968,972

		10,633,645

		15,648,862

INFORMATION TECHNOLOGY–6.9%
COMMUNICATIONS EQUIPMENT–1.6%
Nokia OYJ	72,033	2,767,318
Research In Motion(a)	6,461	736,866

		3,504,184

COMPUTERS & PERIPHERALS–0.5%
InnoLux Display Corp.	93,000	310,039
InnoLux Display Corp. (GDR)(a)(b)	126,127	857,664

		1,167,703

ELECTRONIC EQUIPMENT & INSTRUMENTS–1.1%
HON HAI Precision Industry Co. Ltd.	104,000	641,002
Murata Manufacturing Co. Ltd.	11,300	648,898
Nippon Electric Glass Co. Ltd.	69,000	1,122,426

		2,412,326

IT SERVICES–1.4%
Cap Gemini SA	32,184	2,022,144
Infosys Technologies Ltd. (ADR)	9,800	444,528
Infosys Technologies Ltd.	16,949	755,979

		3,222,651

OFFICE ELECTRONICS–1.3%
Konica Minolta Holdings, Inc.	159,000	2,787,430

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.7%
Advanced Semiconductor Engineering, Inc.	960,000	956,366
MediaTek, Inc.	49,000	628,075

		1,584,441

SOFTWARE–0.3%
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	19,500	650,130

		15,328,865

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–5.0%
BIOTECHNOLOGY–0.4%
CSL Ltd./Australia	24,553	$777,836

HEALTH CARE EQUIPMENT & SUPPLIES–1.1%
Essilor International SA	25,349	1,616,958
Nobel Biocare Holding AG	3,114	829,321

		2,446,279

PHARMACEUTICALS–3.5%
Merck KGaA	6,841	893,447
Novartis AG	43,437	2,375,454
Roche Holding AG	15,025	2,597,308
Stada Arzneimittel AG	15,530	961,659
Teva Pharmaceutical Industries Ltd. (ADR)	22,200	1,031,856

		7,859,724

		11,083,839

CONSUMER STAPLES–4.1%
BEVERAGES–0.7%
Fomento Economico Mexicano SAB de CV (ADR)	20,668	788,897
Pernod-Ricard SA	3,344	771,735

		1,560,632

FOOD PRODUCTS–1.6%
Nestle SA	7,025	3,225,812
Wimm-Bill-Dann Foods OJSC (ADR)	3,250	425,880

		3,651,692

PERSONAL PRODUCTS–0.8%
L’Oreal SA	12,516	1,792,261

TOBACCO–1.0%
British American Tobacco PLC	41,358	1,616,813
Japan Tobacco, Inc.	111	656,315

		2,273,128

		9,277,713

Company	Shares	U.S. $ Value

UTILITIES–2.5%
ELECTRIC UTILITIES–1.4%
CEZ	28,346	$2,106,964
Cia Energetica de Minas Gerais (Sponsored) (ADR)	51,926	958,554

		3,065,518

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.5%
International Power PLC	133,747	1,205,636

MULTI–UTILITIES–0.6%
Veolia Environnement	14,771	1,345,472

		5,616,626

Total Common Stocks (cost $170,826,609)		209,459,735

WARRANTS–1.2%
FINANCIALS–1.2%
COMMERCIAL BANKS–1.2%
Sberbank-CLS, (Merrill Lynch), expiring 2/23/10(a) (cost $2,607,474)	599	2,551,740

	Principal Amount (000)
SHORT-TERM INVESTMENTS–5.6%
TIME DEPOSIT–5.6%
The Bank of New York 3.25%, 1/02/08 (cost $12,520,000)	$12,520	12,520,000

TOTAL INVESTMENTS–100.6% (cost $185,954,083)		224,531,475
Other assets less liabilities–(0.6)%		(1,256,751)

NET ASSETS–100.0%		$223,274,724

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $857,664 or 0.4% of net assets.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $185,954,083)	$224,531,475
Cash	7,126
Foreign cash, at value (cost $1,295,711)	1,297,090
Receivable for investment securities sold	2,413,179
Dividends and interest receivable	269,651
Receivable for capital stock sold	211,546

Total assets	228,730,067

LIABILITIES
Payable for investment securities purchased and foreign currency contracts	4,227,245
Payable for capital stock redeemed	657,630
Advisory fee payable	134,591
Administrative fee payable	40,250
Distribution fee payable	11,618
Foreign capital gain tax payable	3,055
Transfer Agent fee payable	194
Accrued expenses	380,760

Total liabilities	5,455,343

NET ASSETS	$223,274,724

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,986
Additional paid-in capital	181,521,740
Undistributed net investment income	5,276
Accumulated net realized gain on investment and foreign currency transactions	3,183,609
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	38,555,113

$223,274,724

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$165,641,894	6,656,062	$24.89
B	$57,632,830	2,330,263	$24.73

See notes to financial statements.

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INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $307,601)	$2,405,202
Interest	125,452

Total investment income	2,530,654

EXPENSES
Advisory fee (see Note B)	1,011,102
Distribution fee—Class B	101,122
Transfer agency—Class A	2,657
Transfer agency—Class B	1,161
Custodian	227,513
Printing	184,535
Administrative	94,000
Legal	49,897
Audit	41,100
Directors’ fees	1,550
Miscellaneous	10,313

Total expenses	1,724,950

Net investment income	805,704

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	33,462,391
Foreign currency transactions	41,251
Net change in unrealized appreciation/depreciation of:
Investments	7,107,555	(a)
Foreign currency denominated assets and liabilities	(62,705)

Net gain on investment and foreign currency transactions	40,548,492

NET INCREASE IN NET ASSETS FROM OPERATIONS	$41,354,196

(a)	Net of accrued foreign capital gain taxes of $35,916.

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$805,704	$1,048,609
Net realized gain on investment and foreign currency transactions	33,503,642	14,218,388
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,044,850	8,168,028

Net increase in net assets from operations	41,354,196	23,435,025
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,623,430)	(654,473)
Class B	(541,864)	(210,045)
Net realized gain on investment and foreign currency transactions
Class A	(30,458,866)	(436,315)
Class B	(13,413,214)	(172,059)
CAPITAL STOCK TRANSACTIONS
Net increase	110,981,475	11,361,709

Total increase	106,298,297	33,323,842
NET ASSETS
Beginning of period	116,976,427	83,652,585

End of period (including undistributed net investment income of $5,276 and $1,111,843, respectively)	$223,274,724	$116,976,427

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Pur-

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AllianceBernstein Variable Products Series Fund

chases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $561,728, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$160,727,932		$158,927,265
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$186,296,655

Gross unrealized appreciation	$42,164,537
Gross unrealized depreciation	(3,929,717)

Net unrealized appreciation	$38,234,820

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

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AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	3,775,839	1,366,384	$81,927,665	$36,908,105
Shares issued in reinvestment of dividends and distributions	1,204,872	43,131	32,082,296	1,090,788
Shares redeemed	(1,013,182)	(1,128,436)	(30,677,501)	(29,927,872)

Net increase	3,967,529	281,079	$83,332,460	$8,071,021

Class B
Shares sold	1,021,403	492,302	$25,475,402	$13,161,869
Shares issued in reinvestment of dividends and distributions	527,837	15,175	13,955,078	382,104
Shares redeemed	(388,549)	(381,609)	(11,781,465)	(10,253,285)

Net increase	1,160,691	125,868	$27,649,015	$3,290,688

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Acquisition of AllianceBernstein International Research Growth by AllianceBernstein International Growth (the “Portfolio”)

On December 7, 2007, the Portfolio acquired all the net assets and assumed all of the liabilities of AllianceBernstein International Research Growth, a series of AllianceBernstein Variable Products Series Fund, Inc. (“IRG”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation. The acquisition did not require approval by IRG shareholders. As a result of the acquisition, each IRG shareholder received the number of full and fractional shares of an equivalent class of shares of the Portfolio having an aggregate net asset value (“NAV”) that, on December 7, 2007, was equal to the aggregate NAV of the shareholder’s shares of IRG. On December 7, 2007, the acquisition was accomplished by a tax free exchange of 3,257,231 shares of the Portfolio for 4,004,846 shares of IRG. The aggregate net assets of the Portfolio and IRG immediately before the acquisition were $146,224,062 and $83,552,067 (including $39,359,692 of net unrealized depreciation of investment and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $229,776,129.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$9,637,168	$864,518
Long-term capital gains	36,400,206	608,374

Total taxable distributions	46,037,374	1,472,892

Total distributions paid	$46,037,374	$1,472,892

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,362,052
Undistributed long term capital gain	2,164,129
Unrealized appreciation/(depreciation)	38,217,817	(a)

Total accumulated earnings/(deficit)	$41,743,998

(a)	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of derivative investments.

During the current fiscal year, permanent differences primarily due to a tax treatment of foreign currency gains/losses, the tax treatment of passive foreign investment companies, merger related reclassifications, Indian capital gain tax reclassification, and distribution reclassification resulted in a net decrease in distributions in excess of net investment income, a net decrease to accumulated net realized gain on investment transaction and foreign currency transactions, and an increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions

18

AllianceBernstein Variable Products Series Fund

against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$30.37	$24.27	$20.18	$16.28	$11.48

Income From Investment Operations
Net investment income (a)	.20	.30	.25	.11	(b)	.04
Net realized and unrealized gain on investment and foreign currency transactions	5.16	6.18	3.94	3.83	4.91

Net increase in net asset value from operations	5.36	6.48	4.19	3.94	4.95

Less: Dividends and Distributions
Dividends from net investment income	(.56)	(.23)	(.10)	(.04)	(.15)
Distributions from net realized gain on investment and foreign currency transactions	(10.28)	(.15)	–0	–	–0	–	–0	–

Total dividends and distributions	(10.84)	(.38)	(.10)	(.04)	(.15)

Net asset value, end of period	$24.89	$30.37	$24.27	$20.18	$16.28

Total Return
Total investment return based on net asset value (c)	18.13%	27.04%	20.84%	24.27%	43.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$165,642	$81,655	$58,438	$41,198	$34,302
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.21	%(d)	1.23	%(d)	1.41%	1.65%	2.17%
Expenses, before waivers and reimbursements	1.21	%(d)	1.23	%(d)	1.41%	1.81%	2.17%
Net investment income	.66	%(d)	1.11	%(d)	1.16%	.65	%(b)	.34%
Portfolio turnover rate	126%	74%	43%	60%	44%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$30.20	$24.16	$20.11	$16.24	$11.47

Income From Investment Operations
Net investment income (a)	.13	.22	.21	.07	(b)	.02
Net realized and unrealized gain on investment and foreign currency transactions	5.11	6.16	3.91	3.82	4.88

Net increase in net asset value from operations	5.24	6.38	4.12	3.89	4.90

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.19)	(.07)	(.02)	(.13)
Distributions from net realized gain on investment and foreign currency transactions	(10.28)	(.15)	–0	–	–0	–	–0	–

Total dividends and distributions	(10.71)	(.34)	(.07)	(.02)	(.13)

Net asset value, end of period	$24.73	$30.20	$24.16	$20.11	$16.24

Total Return
Total investment return based on net asset value (c)	17.78%	26.70%	20.55%	23.97%	43.07%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,633	$35,321	$25,215	$14,501	$7,376
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45	%(d)	1.48	%(d)	1.66%	1.90%	2.41%
Expenses, before waivers and reimbursements	1.45	%(d)	1.48	%(d)	1.66%	2.06%	2.41%
Net investment income	.45	%(d)	.81	%(d)	.95%	.41	%(b)	.13%
Portfolio turnover rate	126%	74%	43%	60%	44%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein International Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

22

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

The Portfolio for the fiscal year ended December 31, 2007 designates from distributions paid $36,400,206 as Capital Gain Dividends.

The Portfolio intends to make the election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolio to their shareholders. For the fiscal year ended December 31, 2007, the total amount of foreign taxes that may be passed through to the shareholders was $355,309. The foreign sources of income for information reporting purposes was $2,711,893.

23

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Gregory Eckersley(2), Vice President

Siobhan F. McManus(2), Vice President

Robert W. Scheetz(2), Vice President

Hiromitsu Agata(2), Vice President

Isabel Buccellati(2), Vice President

William Johnston (2), Vice President

Michele Patri(2), Vice President

David Robinson(2), Vice President

Lisa A. Shalett(2), Vice President

Valli Srikanthapalan(2), Vice President

Ian Kirwan(2), Vice President

Michael Levy(2), Vice President

Thomas A. Schmitt(2), Vice President

Christopher M. Toub(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and
Chief Financial Officer

Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Markets Growth Investment Team and the International Large Cap Growth Investment Team. Mr. Gregory Eckersley, Mr. Robert W. Scheetz, Mr. Hiromitsu Agata, Ms. Isabel Buccellati, Mr. William Johnston, Mr. Michele Patri, Mr. David Robinson, Ms. Valli Srikanthapalan, Mr. Ian Kirwan, Mr. Michael Levy, and Mr. Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR

INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB&Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

25

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP., member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Gregory Eckersley 43	Vice President	Senior Vice President of Adviser**, with which he has been associated since prior to 2003.

Siobhan F. McManus 42	Vice President	Senior Vice President of Adviser**, with which she has been associated since prior to 2003.

Robert W. Scheetz 42	Vice President	Senior Vice President of Adviser**, with which he has been associated since prior to 2003.

Hiromitsu Agata 45	Vice President	Senior Vice President of AllianceBernstein Japan Ltd., with which he has been associated since prior to 2003.

Isabel Buccellati 39	Vice President	Vice President of ABL**, with which she has been associated since prior to 2003.

William Johnston 47	Vice President	Senior Vice President of ABL**, with which he has been associated since prior to 2003.

Michele Patri 44	Vice President	Vice President of ABL**, with which he has been associated since prior to 2003.

David Robinson 37	Vice President	Vice President of AllianceBernstein Australia Ltd. (“AB Australia”) since March 2003.

Lisa A. Shalett 44	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2003.

Valli Srikanthapalan 33	Vice President	Senior Vice President of ABL**, with which she has been associated since prior to 2003.

Ian Kirwan 32	Vice President	Senior Vice President of Adviser** and Team Leader for the Global Industrials Research team, with which he has been associated since prior to 2003.

Michael Levy 36	Vice President	Senior Vice President of AllianceBernstein Limited (“ABL”)**, with which he has been associated since prior to 2003.

Thomas A. Schmitt 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Christopher M. Toub 47	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

27

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS, ABI, ABL and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

28

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$120.5	International Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.08% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 1.23% Class B 1.48%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

29

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a somewhat similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[5]
International Growth Portfolio	$120.5	International Large Cap Growth Schedule[6] 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.566%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets.

6	Fees shown for the International Large Cap Growth Strategy, which is similar but more concentrated that the Portfolio’s strategy.

30

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Growth Fund, Inc.:7

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
International Growth Portfolio	0.750	0.955	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	1.414	1.207	10/12	1.126	20/22

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

31

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $76,398 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payment in the amount of $252,888 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio. 13

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

32

AllianceBernstein Variable Products Series Fund

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

International Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	27.04	25.95	24.13	4/12	6/30
3 year	24.02	19.88	18.37	3/11	5/26
5 year	21.26	11.94	12.05	1/11	2/26
10 year	12.53	8.27	7.96	1/7	2/14

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006
	Annualized Performance
					Since Inception (%)	Annualized Volatility (%)	Sharpe (%)	Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)
International Growth Portfolio	27.04	24.02	21.26	12.53	12.66	14.07	1.27	5
MSCI All Country World ex US Index (Net)	26.65	21.32	16.42	N/A	N/A	13.66	1.01	5
MSCI World ex US Index (Net)	25.71	20.10	15.25	7.96	7.87	13.37	0.95	5

Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. The Portfolio invests in companies that are determined by the Adviser’s Bernstein unit to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the one- and five-year periods ended December 31, 2007, and since the Portfolio’s Class A shares’ inception on May 10, 2001, and the Portfolio’s Class B shares’ inception on August 15, 2001.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2007. The Portfolio’s underperformance was driven primarily by negative security selection in the health care, industrials and financials sectors. Sector selection was mixed during the annual period. An overweight position in the materials sector and an underweight position in the health care sector enhanced the Portfolio’s performance, while underweight positions in telecommunication services and consumer staples and an overweight position in financials detracted from the Portfolio’s relative return.

MARKET REVIEW AND INVESTMENT STRATEGY

International equity markets posted solid returns during the one-year period ended December 31, 2007, according to the MSCI EAFE Index. Investors initially shrugged off worries about rising yields and focused on signs that the global economy was strengthening. However, by September 2007, volatility returned to the market, with investor concerns rising over the U.S. subprime mortgage crisis. By November, this crisis led markets to decline, especially after several financial companies announced significant write-downs of assets. There was particular weakness in financial and housing-related securities. Record oil prices weighed on investor sentiment, as did a downward revision of 2008 growth by the U.S. Federal Reserve (the “Fed”). Despite a fresh round of joint measures by central banks in December to alleviate pressure in the short-term money markets, investors remained nervous about further bank write-offs. As a result, equity-market volatility remained elevated from the unusually low level that had prevailed for an extended period before the subprime mortgage crisis struck.

The Fund’s International Value Investment Policy Group (the “Group”) strives to keep the Portfolio’s risk proportionate with the value opportunities it identifies. After a lengthy period of compression, valuation spreads are beginning to widen. If this trend continues, the Group believes that there may be increased opportunities to raise the Portfolio’s concentration in undervalued industries and companies.

1

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	Since Inception*
AllianceBernstein International Value Portfolio Class A	5.84%	24.78%	16.97%
AllianceBernstein International Value Portfolio Class B	5.58%	24.48%	17.01%
MSCI EAFE Index	11.17%	21.59%	10.14%
* Since inception of the Portfolio’s Class A shares on 5/10/01 and Class B shares on 8/15/01. The since-inception return for the benchmark is from the Portfolio’s Class A shares’ inception date.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.85% and 1.10% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

5/10/01* – 12/31/07

* Since inception of the Portfolio’s Class A shares on 5/10/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 5/10/01* to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Value Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$958.09	$4.00	0.81%
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13	0.81%

Class B
Actual	$1,000	$956.93	$5.23	1.06%
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
BASF AG	$91,257,360	3.0%
Royal Dutch Shell PLC—Class A	88,187,267	2.9
Allianz SE	82,650,598	2.7
Renault SA	81,150,916	2.7
ING Group NV	80,692,363	2.7
Royal Bank of Scotland Group PLC	73,874,698	2.4
Nissan Motor Co., Ltd.	69,522,057	2.3
HBOS PLC	68,471,324	2.2
Vodafone Group PLC	66,106,464	2.2
E.ON AG	64,233,216	2.1

	$766,146,263	25.2%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$1,033,178,093	34.5%
Materials	444,520,368	14.8
Energy	329,906,755	11.0
Consumer Discretionary	309,071,258	10.3
Information Technology	247,857,291	8.3
Utilities	150,906,138	5.0
Telecommunication Services	120,924,755	4.0
Industrials	118,273,407	3.9
Health Care	106,152,029	3.5
Consumer Staples	73,655,924	2.5
Short-Term Investments	65,063,000	2.2

Total Investments	$2,999,509,018	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2007	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$603,613,373	20.1%
United Kingdom	590,856,023	19.7
France	444,628,901	14.8
Germany	424,043,619	14.1
South Korea	151,745,154	5.1
Netherlands	121,775,553	4.1
Taiwan	108,284,394	3.6
Italy	94,903,773	3.2
Luxembourg	62,707,896	2.1
Switzerland	58,558,233	1.9
Belgium	47,693,259	1.6
Brazil	47,125,042	1.6
Other*	178,510,798	5.9
Short-Term Investments	65,063,000	2.2

Total Investments	$2,999,509,018	100.0%

*	All data are as of December 31, 2007. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.4% or less in the following countries: Canada, China, Finland, Hong Kong, Israel, Norway, Russia, Spain and Sweden.

6

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.1%

FINANCIALS–34.0%
CAPITAL MARKETS–4.0%
Credit Suisse Group	972,800	$58,558,233
Deutsche Bank AG	473,300	61,856,507

		120,414,740

COMMERCIAL BANKS–17.6%
Bank Hapoalim BM	990,700	4,938,438
Barclays PLC	5,629,700	56,856,137
BNP Paribas SA	570,620	61,912,326
Credit Agricole SA	1,715,123	57,861,942
Hana Financial Group, Inc.	218,500	11,731,484
HBOS PLC	4,708,830	68,471,324
Kookmin Bank	247,600	18,251,589
Mitsubishi UFJ Financial Group, Inc.	6,751,200	63,663,316
Royal Bank of Scotland Group PLC	8,366,828	73,874,698
Societe Generale	390,631	56,496,656
Sumitomo Mitsui Financial Group, Inc.	8,348	61,777,521

		535,835,431

CONSUMER FINANCE–1.6%
ORIX Corp.	285,120	47,953,539

DIVERSIFIED FINANCIAL SERVICES–4.2%
Fortis (Euronext Brussels)	1,821,832	47,693,259
ING Groep NV	2,070,871	80,692,363

		128,385,622

INSURANCE–6.4%
Allianz SE	383,300	82,650,598
Aviva PLC	2,515,285	33,522,366
Fondiaria-Sai SpA (ordinary shares)	372,337	15,273,696
Fondiaria-Sai SpA (saving shares)	51,100	1,436,543
Muenchener Rueckversicherungs AG	321,600	62,415,299

		195,298,502

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.2%
Leopalace21 Corp.	196,900	5,290,259

		1,033,178,093

MATERIALS–14.6%
CHEMICALS–4.3%
BASF SE	616,300	91,257,360
Mitsubishi Chemical Holdings Corp.	3,321,000	25,338,171
Mitsui Chemicals, Inc.	2,457,000	15,950,467

		132,545,998

Company	Shares	U.S. $ Value

CONSTRUCTION MATERIALS–0.5%
Buzzi Unicem SpA	513,712	$14,197,108

METALS & MINING–8.8%
Antofagasta PLC	864,300	12,253,292
ArcelorMittal	779,824	62,707,897
Cia Vale do Rio Doce (Sponsored) (ADR)	451,400	12,630,172
JFE Holdings, Inc.	1,081,500	54,230,936
Kazakhmys PLC	785,100	21,241,398
Nippon Steel Corp.	2,555,000	15,639,002
POSCO	57,800	34,921,625
Xstrata PLC	756,180	53,061,873

		266,686,195

PAPER & FOREST PRODUCTS–1.0%
Stora Enso Oyj–Class R	1,675,300	25,008,682
Svenska Cellulosa AB–Class B	344,400	6,082,385

		31,091,067

		444,520,368

ENERGY–10.8%
OIL, GAS & CONSUMABLE FUELS–10.8%
China Petroleum & Chemical Corp.–Class H	27,374,000	40,580,563
ENI SpA	1,753,500	63,996,425
LUKOIL-Sponsored (ADR)	355,050	30,001,725
Petro-Canada	15,300	825,498
Petroleo Brasileiro SA (Sponsored) (ADR)	358,500	34,494,870
Repsol YPF SA	290,800	10,373,771
Royal Dutch Shell PLC–Class A	2,091,900	88,187,267
StatoilHydro ASA	895,900	27,639,210
Total SA	408,300	33,807,426

		329,906,755

CONSUMER DISCRETIONARY–10.2%
AUTO COMPONENTS–2.4%
Compagnie Generale des Etablissements Michelin–Class B	395,100	45,171,196
Hyundai Mobis	313,312	28,950,703

		74,121,899

AUTOMOBILES–5.0%
Nissan Motor Co. Ltd.	6,369,700	69,522,057
Renault SA	572,200	81,150,916

		150,672,973

HOUSEHOLD DURABLES–1.8%
Sharp Corp.	2,776,000	49,518,731
Taylor Wimpey PLC	1,043,423	4,202,380

		53,721,111

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MEDIA–1.0%
Lagardere SCA	408,000	$30,555,275

		309,071,258

INFORMATION TECHNOLOGY–7.7%
COMPUTERS & PERIPHERALS–3.6%
Asustek Computer, Inc.	4,893,000	14,559,587
Compal Electronics, Inc. (GDR)(b)	2,174,835	11,902,002
Fujitsu Ltd.	6,093,000	40,758,963
Toshiba Corp.	5,545,000	40,921,893

		108,142,445

ELECTRONIC EQUIPMENT & INSTRUMENTS–1.2%
AU Optronics Corp.	19,093,630	36,822,195

OFFICE ELECTRONICS–0.0%
Canon, Inc.	50	2,288

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.9%
Hynix Semiconductor, Inc.(a)	1,012,200	27,723,598
Samsung Electronics Co. Ltd.	25,510	15,012,580
United Microelectronics Corp.	72,435,350	45,000,610

		87,736,788

		232,703,716

UTILITIES–5.0%
ELECTRIC UTILITIES–3.7%
E.ON AG	302,100	64,233,216
The Tokyo Electric Power Co., Inc.	1,890,800	48,945,728

		113,178,944

MULTI-UTILITIES–1.3%
RWE AG	267,820	37,727,194

		150,906,138

TELECOMMUNICATION SERVICES–4.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.8%
China Netcom Group Corp. Ltd.	11,096,500	33,060,527
Nippon Telegraph & Telephone Corp.	4,377	21,757,764

		54,818,291

WIRELESS TELECOMMUNICATION SERVICES–2.2%
Vodafone Group PLC	17,609,975	66,106,464

		120,924,755

Company	Shares	U.S. $ Value

INDUSTRIALS–3.9%
AEROSPACE & DEFENSE–1.1%
BAE Systems PLC	3,426,500	$34,004,268

AIRLINES–1.4%
Air France-KLM	515,700	18,022,957
Deutsche Lufthansa AG	898,200	23,903,444

		41,926,401

MARINE–1.4%
Mitsui OSK Lines Ltd.	2,103,000	26,586,751
Nippon Yusen KK	2,000,000	15,755,987

		42,342,738

		118,273,407

HEALTH CARE–3.5%
PHARMACEUTICALS–3.5%
AstraZeneca PLC	416,164	17,912,894
GlaxoSmithKline PLC	1,125,700	28,588,928
Sanofi-Aventis SA	651,627	59,650,207

		106,152,029

CONSUMER STAPLES–2.4%
FOOD & STAPLES RETAILING–1.3%
Koninklijke Ahold NV	2,966,540	41,083,190

FOOD PRODUCTS–1.1%
Associated British Foods PLC	1,826,000	32,572,734

		73,655,924

Total Common Stocks (cost $2,551,988,863)		2,919,292,443

NON-CONVERTIBLE– PREFERRED STOCKS–0.5%
INFORMATION TECHNOLOGY–0.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.5%
Samsung Electronics Co. Ltd. (cost $15,192,945)	33,400	15,153,575

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.1%
TIME DEPOSIT–2.1%
The Bank of New York 3.25%, 1/02/08 (cost $65,063,000)	$65,063	65,063,000

TOTAL INVESTMENTS–98.7% (cost $2,632,244,808)		2,999,509,018
Other assets less liabilities–1.3%		38,489,353

NET ASSETS–100.0%		$3,037,998,371

8

AllianceBernstein Variable Products Series Fund

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index	415	March 2008	$26,593,615	$26,909,440	$315,825

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the market value of this security amounted to $11,902,002 or 0.4% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $2,632,244,808)	$2,999,509,018
Cash	714
Foreign cash, at value (cost $35,252,962)	37,903,002	(a)
Receivable for investment securities sold	10,615,660
Receivable for capital stock sold	3,857,381
Dividends and interest receivable	3,178,879

Total assets	3,055,064,654

LIABILITIES
Payable for investment securities purchased	13,759,257
Advisory fee payable	1,885,958
Distribution fee payable	597,067
Payable for capital stock redeemed	447,909
Payable for variation margin on futures contracts	54,608
Administrative fee payable	23,750
Transfer Agent fee payable	116
Accrued expenses	297,618

Total liabilities	17,066,283

NET ASSETS	$3,037,998,371

COMPOSITION OF NET ASSETS
Capital stock, at par	$122,031
Additional paid-in capital	2,491,664,998
Undistributed net investment income	20,778,401
Accumulated net realized gain on investment and foreign currency transactions	158,056,766
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	367,376,175

	$3,037,998,371

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$219,691,474	8,739,425	$25.14
B	$2,818,306,897	113,291,505	$24.88

(a)	An amount equivalent to U.S. $2,002,281 has been segregated to collateralize margin requirements for the open futures contracts outstanding at December 31, 2007.

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,039,316)	$61,357,062
Interest	3,494,907

Total investment income	64,851,969

EXPENSES
Advisory fee (see Note B)	19,529,247
Distribution fee—Class B	6,083,687
Transfer agency—Class A	307
Transfer agency—Class B	4,069
Custodian	1,069,913
Printing	463,909
Administrative	94,000
Legal	57,376
Audit	41,100
Directors’ fees	1,550
Miscellaneous	31,945

Total expenses	27,377,103

Net investment income	37,474,866

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	154,140,395
Futures	4,316,061
Foreign currency transactions	767,503
Net change in unrealized appreciation/depreciation of:
Investments	(88,428,058)
Futures	(281,236)
Foreign currency denominated assets and liabilities	(382,523)

Net gain on investment and foreign currency transactions	70,132,142

NET INCREASE IN NET ASSETS FROM OPERATIONS	$107,607,008

See	notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$37,474,866	$21,473,039
Net realized gain on investment and foreign currency transactions	159,223,959	96,785,438
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(89,091,817)	302,694,031

Net increase in net assets from operations	107,607,008	420,952,508
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,121,228)	(1,113,605)
Class B	(24,321,058)	(15,878,596)
Net realized gain on investment and foreign currency transactions
Class A	(7,015,301)	(1,462,755)
Class B	(91,158,928)	(22,570,291)
CAPITAL STOCK TRANSACTIONS
Net increase	1,036,460,716	741,355,980

Total increase	1,019,451,209	1,121,283,241
NET ASSETS
Beginning of period	2,018,547,162	897,263,921

End of period (including undistributed net investment income of $20,778,401 and $8,978,318, respectively)	$3,037,998,371	$2,018,547,162

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2007, there were no expenses waived by the Adviser.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

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AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $3,392,734, of which $70,736 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,526,369,631		$576,283,813
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$2,633,883,199

Gross unrealized appreciation	$496,560,310
Gross unrealized depreciation	(130,934,491)

Net unrealized appreciation	$365,625,819

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

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AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	5,055,084	2,902,550	$129,630,173	$63,224,190
Shares issued in reinvestment of dividends and distributions	352,353	125,676	9,136,529	2,576,360
Shares redeemed	(1,869,224)	(800,418)	(47,870,603)	(17,692,729)

Net increase	3,538,213	2,227,808	$90,896,099	$48,107,821

Class B
Shares sold	35,264,989	32,602,691	$901,580,223	$709,380,668
Shares issued in reinvestment of dividends and distributions	4,493,385	1,889,380	115,479,986	38,448,887
Shares redeemed	(2,802,922)	(2,564,379)	(71,495,592)	(54,581,396)

Net increase	36,955,452	31,927,692	$945,564,617	$693,248,159

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$66,798,491	$22,004,118
Net long-term capital gains	57,818,024	19,021,129

Total distributions paid	$124,616,515	$41,025,247

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$52,259,355
Undistributed long-term capital gains	128,214,203
Unrealized appreciation/(depreciation)	365,737,784	(a)

Total accumulated earnings/(deficit)	$546,211,342

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of passive foreign investment companies.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains/losses resulted in a net increase in undistributed net investment income, and a net decrease to accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or

18

AllianceBernstein Variable Products Series Fund

expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

19

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$24.96	$19.07		$16.70		$13.45		$9.35

Income From Investment Operations
Net investment income (a)	.43	.38		.26	(b)	.20	(b)	.13	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.07	6.21		2.49		3.16		4.01

Net increase in net asset value from operations	1.50	6.59		2.75		3.36		4.14

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.30)		(.10)		(.08)		(.04)
Distributions from net realized gain on investment and foreign currency transactions	(1.01)	(.40)		(.28)		(.03)		–0	–

Total dividends and distributions	(1.32)	(.70)		(.38)		(.11)		(.04)

Net asset value, end of period	$25.14	$24.96		$19.07		$16.70		$13.45

Total Return
Total investment return based on net asset value (c)	5.84%	35.36%		16.92%		25.12%		44.36%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$219,691	$129,837		$56,692		$47,095		$31,628
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.81%	.85	%(d)	.86%		.95%		1.20%
Expenses, before waivers and reimbursements	.81%	.85	%(d)	.87%		1.13%		1.49%
Net investment income	1.68%	1.75	%(d)	1.54	%(b)	1.42	%(b)	1.16	%(b)
Portfolio turnover rate	23%	25%		18%		23%		14%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$24.74	$18.93		$16.61		$13.39		$9.33

Income From Investment Operations
Net investment income (a)	.36	.33		.19	(b)	.15	(b)	.08	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.06	6.16		2.50		3.16		4.01

Net increase in net asset value from operations	1.42	6.49		2.69		3.31		4.09

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.28)		(.09)		(.06)		(.03)
Distributions from net realized gain on investment and foreign currency transactions	(1.01)	(.40)		(.28)		(.03)		–0	–

Total dividends and distributions	(1.28)	(.68)		(.37)		(.09)		(.03)

Net asset value, end of period	$24.88	$24.74		$18.93		$16.61		$13.39

Total Return
Total investment return based on net asset value (c)	5.58%	35.05%		16.58%		24.86%		43.95%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,818,307	$1,888,710		$840,572		$284,443		$112,336
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.06%	1.10	%(d)	1.11%		1.20%		1.45%
Expenses, before waivers and reimbursements	1.06%	1.10	%(d)	1.12%		1.38%		1.74%
Net investment income	1.41%	1.53	%(d)	1.08	%(b)	1.07	%(b)	.38	%(b)
Portfolio turnover rate	23%	25%		18%		23%		14%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

22

TAX INFORMATION (unaudited)

The Portfolio for the fiscal year ended December 31, 2007 designates from distributions paid $57,818,024 as Capital Gain Dividends.

The Portfolio intends to make the election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolio to their shareholders. For the fiscal year ended December 31, 2007, the total amount of foreign taxes that may be passed through to the shareholders was $7,039,316. The foreign sources of income for information reporting purposes was $68,396,378.

23

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Henry S. D’Auria(2), Vice President

Sharon E. Fay(2), Vice President

Eric J. Franco(2), Vice President

Kevin F. Simms(2), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry D’Auria and Mr. Eric J. Franco are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC (“SC & Co.”)) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.” formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

25

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); partner, Clifford Chance (1992–2002); Senior Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008. President, Fidelity Accounting and Custody Services Company from 1993–1995. Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975–1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005–2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993–2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Henry S. D’Auria 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003. He has served as Co-Chief Investment Officer of Emerging Markets Value Equities since prior to 2003 and Co-Chief Investment Officer of International Value Equities since June 2003.

Sharon E. Fay 47	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2003.

Eric J. Franco 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Kevin F. Simms 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SC & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$2,164.9	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.01% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

28

AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20%	0.85%	December 31
	Class B 1.45%	1.10%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[5]
International Value Portfolio	$2,164.9	International Strategic Value Schedule 90 bp on 1st $25m 70 bp on next $25m 60 bp on next $50m 50 bp on the balance Minimum account size $25m	0.509%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fund advisory fee based on February 28, 2007 net assets.

29

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Value Fund a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Value Fund:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee[7]
International Value Portfolio	Alliance International Diversified Value[8]	0.10%[9]
	AllianceBernstein International Value Equity A8	0.30%[10]
	AllianceBernstein Kokusai Value Stock[8]	0.70%
	Bernstein Kokusai Strategic Value[8]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships:

Portfolio	Sub-advised Fund	Fee Schedule
International Value Fund	Client #1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter

	Client #2[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client #3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 6, 2007 by Reuters was ¥116.62 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.6 million.

8	This ACITM fund is privately placed or institutional.

9	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

10	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

11	This is the fee schedule of a fund managed by an affiliate of the Adviser.

30

AllianceBernstein Variable Products Series Fund

Portfolio	Sub-advised Fund	Fee Schedule
	Client #4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter

	Client #5	0.55% on 1st $150 million 0.50% on next $150 million 0.20% thereafter

	Client #6	0.55% on 1st $150 million 0.40% thereafter

	Client #7	0.50%

	Client #8	0.30%

	Client #9	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/– Performance Fee

	Client #10	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[14]	Lipper Group Median	Rank
International Value Portfolio[15]	0.750	0.773	5/16

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

15	The Portfolio’s EG includes the Portfolio, five other variable insurance product (“VIP”) International Value funds (“IFVE”) and ten VIP International Core funds (“IFCE”).

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

However, because Lipper had expanded the EG of the Portfolio under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.17

Portfolio	Expense Ratio (%)[18]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
International Value Portfolio[19]	0.860	0.959	2/16	1.001	8/52

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $3,247,442 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payment in the amount of $1,518,773 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

16	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year end Class A total expense ratio.

19	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE and IFCE funds, excluding outliers.

32

AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.20

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio 21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended December 31, 2006.23

International Value Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	35.36	28.50	27.37	1/6	1/16
3 year	25.57	20.38	20.28	1/6	2/16
5 year	22.08	16.46	15.15	1/6	3/16

20	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

21	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

33

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending December 31, 2006 Annualized Performance
					Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
International Value Portfolio	35.36	25.57	22.08	19.06	14.76	1.29	5
MSCI EAFE Index (Net)	26.34	19.93	14.98	10.80	13.43	0.93	5

Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 4, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. The Adviser looks for companies whose substantially above-average earnings growth is not fully reflected in current market valuations. Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Adviser expects that normally the Portfolio’s investments will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2007.

The Portfolio outperformed its benchmark for the annual reporting period ended December 31, 2007. Strong stock selection in the materials and processing and consumer discretionary sectors contributed the most to performance. Stock selection in the producer durables and health care sectors also positively impacted the Portfolio’s performance. An underweight position in the consumer discretionary sector was also beneficial. The Portfolio lagged the benchmark in the financial services sector due to both negative stock selection and an overweight position in this underperforming sector. Relatively weaker stock selection in energy and utilities also detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Although the first half of 2007 was relatively calm, the second half was dominated by escalating anxiety about losses in mortgage-backed securities (MBS) and a widening credit crisis among financial institutions. The Portfolio’s financials sector weighting was decreased as a result and more closely aligned with its benchmark. The U.S. equity markets were mixed for the annual period, with large-cap growth stocks significantly outperforming large-cap value and small-cap stocks, which had a material effect on the Portfolio’s outperformance.

The Portfolio’s large capitalization growth investment style has faced difficult circumstances in the past several years from both the unprecedented outperformance of value stocks and the outperformance of small-capitalization stocks. Performance returns for 2007, however, indicate that these cyclical trends may have reversed. The U.S. Large Cap Growth Investment Team has stayed true to its investment style throughout these difficult times, and the Portfolio is well positioned for an environment that favors large-cap growth stocks.

1

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Large Cap Growth Portfolio Class A†	13.92%	11.90%	5.10%
AllianceBernstein Large Cap Growth Portfolio Class B†	13.61%	11.62%	-0.83%	*
Russell 1000 Growth Index	11.81%	12.11%	3.83%
S&P 500 Stock Index	5.49%	12.82%	5.91%
* Since inception of the Portfolio’s Class B shares on 7/14/99.

† Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84% and 1.08% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Growth Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,075.54	$4.24	.81%
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13	.81%

Class B
Actual	$1,000	$1,074.22	$5.54	1.06%
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$54,066,821	6.9%
Apple, Inc.	49,259,525	6.2
Cisco Systems, Inc.	33,401,673	4.2
Schlumberger Ltd.	29,038,824	3.7
Hewlett-Packard Co.	28,137,552	3.6
Gilead Sciences, Inc.	24,790,188	3.1
Abbott Laboratories	24,290,490	3.1
Honeywell International, Inc.	23,987,672	3.0
Monsanto Co.	23,332,041	3.0
CME Group, Inc.—Class A	23,162,790	2.9

	$313,467,576	39.7%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$272,889,332	34.1%
Health Care	144,944,625	18.1
Industrials	108,731,674	13.6
Financials	77,558,658	9.7
Energy	70,698,126	8.8
Consumer Staples	52,328,143	6.5
Materials	37,697,501	4.7
Consumer Discretionary	26,205,298	3.3
Telecommunication Services	6,476,645	0.8
Short-Term Investments	3,061,000	0.4

Total Investments	$800,591,002	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–101.0%

INFORMATION TECHNOLOGY–34.6%
COMMUNICATIONS EQUIPMENT–8.8%
Cisco Systems, Inc.(a)	1,233,900	$33,401,673
Nokia OYJ (Sponsored) (ADR)	396,200	15,210,118
Research In Motion Ltd.(a)	181,400	20,570,760

		69,182,551

COMPUTERS & PERIPHERALS–10.6%
Apple, Inc.(a)	248,685	49,259,525
EMC Corp.(a)	321,600	5,959,248
Hewlett-Packard Co.	557,400	28,137,552

		83,356,325

INTERNET SOFTWARE & SERVICES–6.8%
Google, Inc.–Class A(a)	78,190	54,066,821

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.1%
Broadcom Corp.–Class A(a)	495,550	12,953,677
Intel Corp.	388,100	10,346,746
Nvidia Corp.(a)	489,300	16,645,986

		39,946,409

SOFTWARE–3.3%
Adobe Systems, Inc.(a)	295,350	12,620,306
Microsoft Corp.	313,000	11,142,800
Oracle Corp.(a)	114,000	2,574,120

		26,337,226

		272,889,332

HEALTH CARE–18.4%
BIOTECHNOLOGY–5.9%
Celgene Corp.(a)	251,900	11,640,299
Genentech, Inc.(a)	154,200	10,342,194
Gilead Sciences, Inc.(a)	538,800	24,790,188

		46,772,681

HEALTH CARE EQUIPMENT & SUPPLIES–3.5%
Alcon, Inc.	121,450	17,372,208
Hologic, Inc.(a)	148,800	10,213,632

		27,585,840

HEALTH CARE PROVIDERS & SERVICES–4.3%
Medco Health Solutions, Inc.(a)	129,750	13,156,650
WellPoint, Inc.(a)	232,250	20,375,292

		33,531,942

Company	Shares	U.S. $ Value

PHARMACEUTICALS–4.7%
Abbott Laboratories	432,600	$24,290,490
Merck & Co., Inc.	26,400	1,534,104
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	241,600	11,229,568

		37,054,162

		144,944,625

INDUSTRIALS–13.8%
AEROSPACE & DEFENSE–5.1%
Boeing Co.	18,200	1,591,772
Honeywell International, Inc.	389,600	23,987,672
Spirit Aerosystems Holdings, Inc.–Class A(a)	325,400	11,226,300
United Technologies Corp.	49,800	3,811,692

		40,617,436

CONSTRUCTION & ENGINEERING–1.9%
Fluor Corp.	100,850	14,695,862

ELECTRICAL EQUIPMENT–2.5%
ABB Ltd. (Sponsored) (ADR)	388,600	11,191,680
Emerson Electric Co.	151,500	8,583,990

		19,775,670

INDUSTRIAL CONGLOMERATES–1.7%
Mcdermott Intl Inc.(a)	44,400	2,620,932
Textron, Inc.	147,500	10,516,750

		13,137,682

MACHINERY–2.6%
Deere & Co.	220,200	20,505,024

		108,731,674

FINANCIALS–9.8%
CAPITAL MARKETS–5.4%
The Blackstone Group LP	392,400	8,683,812
Franklin Resources, Inc.	188,000	21,512,840
The Goldman Sachs Group, Inc.	35,510	7,636,425
Lehman Brothers Holdings, Inc.	75,800	4,960,352

		42,793,429

CONSUMER FINANCE–0.4%
American Express Co.	60,400	3,142,008

DIVERSIFIED FINANCIAL SERVICES–4.0%
CME Group, Inc.–Class A	33,765	23,162,790
Moody’s Corp.	49,400	1,763,580
NYSE Euronext	76,300	6,696,851

		31,623,221

		77,558,658

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–8.9%
ENERGY EQUIPMENT & SERVICES–7.3%
Baker Hughes, Inc.	280,150	$22,720,165
Cameron International Corp.(a)	127,400	6,131,762
Schlumberger Ltd.	295,200	29,038,824

		57,890,751

OIL, GAS & CONSUMABLE FUELS–1.6%
EOG Resources, Inc.	143,500	12,807,375

		70,698,126

CONSUMER STAPLES–6.6%
BEVERAGES–2.1%
The Coca-Cola Co.	52,600	3,228,062
PepsiCo, Inc.	174,800	13,267,320

		16,495,382

FOOD PRODUCTS–1.4%
WM Wrigley Jr Co.	196,700	11,516,785

HOUSEHOLD PRODUCTS–3.1%
Colgate-Palmolive Co.	137,300	10,703,908
Procter & Gamble Co.	185,400	13,612,068

		24,315,976

		52,328,143

MATERIALS–4.8%
CHEMICALS–4.8%
Air Products & Chemicals, Inc.	145,650	14,365,460
Monsanto Co.	208,900	23,332,041

		37,697,501

CONSUMER DISCRETIONARY–3.3%
HOTELS, RESTAURANTS & LEISURE–1.4%
Las Vegas Sands Corp.(a)	28,400	2,926,620
McDonald’s Corp.	31,800	1,873,338

Company	Shares	U.S. $ Value

Yum! Brands, Inc.	157,000	$6,008,390

		10,808,348

MEDIA–0.3%
Comcast Corp.–Special–Class A(a)	158,750	2,876,550

MULTILINE RETAIL–1.6%
Kohl’s Corp.(a)	138,000	6,320,400
Target Corp.	124,000	6,200,000

		12,520,400

		26,205,298

TELECOMMUNICATION SERVICES–0.8%
WIRELESS TELECOMMUNICATION SERVICES–0.8%
America Movil SAB de CV Series L (ADR)	105,500	6,476,645

Total Common Stocks (cost $640,800,282)		797,530,002

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
The Bank of New York 3.25%, 1/02/08 (cost $3,061,000)	$3,061	3,061,000

TOTAL INVESTMENTS–101.4% (cost $643,861,282)		800,591,002
Other assets less liabilities–(1.4)%		(11,398,567)

NET ASSETS–100.0%		$789,192,435

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $643,861,282)	$800,591,002
Cash	560
Receivable for investment securities sold	5,846,612
Dividends and interest receivable	557,279
Receivable for capital stock sold	44,649

Total assets	807,040,102

LIABILITIES
Payable for capital stock redeemed	12,041,703
Payable for investment securities purchased	4,989,161
Advisory fee payable	515,510
Distribution fee payable	84,388
Administrative fee payable	23,750
Transfer Agent fee payable	116
Accrued expenses	193,039

Total liabilities	17,847,667

NET ASSETS	$789,192,435

COMPOSITION OF NET ASSETS
Capital stock, at par	$26,060
Additional paid-in capital	1,095,883,231
Accumulated net realized loss on investment transactions	(463,446,576)
Net unrealized appreciation of investments	156,729,720

$789,192,435

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$395,655,117	12,923,611	$30.61
B	$393,537,318	13,136,824	$29.96

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $21,442)	$6,645,512
Interest	108,314

Total investment income	6,753,826

EXPENSES
Advisory fee (see Note B)	6,355,448
Distribution fee—Class B	1,040,105
Transfer agency—Class A	5,088
Transfer agency—Class B	5,013
Custodian	218,842
Printing	218,299
Administrative	94,000
Audit	41,100
Legal	24,142
Directors’ fees	1,550
Miscellaneous	18,384

Total expenses	8,021,971

Net investment loss	(1,268,145)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	104,546,740	(a)
Net change in unrealized appreciation/depreciation of investments	5,859,413

Net gain on investment transactions	110,406,153

NET INCREASE IN NET ASSETS FROM OPERATIONS	$109,138,008

(a)	On April 30, 2007, the Portfolio had a redemption-in-kind with total proceeds in the amount of $66,857,006. The gain on investments of $8,292,069 will not be realized for tax purposes.

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(1,268,145)	$(2,560,371)
Net realized gain on investment transactions	104,546,740	170,521,755
Net change in unrealized appreciation/depreciation of investments	5,859,413	(181,181,117)

Net increase (decrease) in net assets from operations	109,138,008	(13,219,733)
CAPITAL STOCK TRANSACTIONS
Net decrease	(250,389,037)	(299,769,320)

Total decrease	(141,251,029)	(312,989,053)
NET ASSETS
Beginning of period	930,443,464	1,243,432,517

End of period (including net investment loss of $0 and $0, respectively)	$789,192,435	$930,443,464

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $966,522, of which $10,669 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

12

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$774,630,119		$1,011,285,081
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$646,213,296

Gross unrealized appreciation	$169,722,344
Gross unrealized depreciation	(15,344,638)

Net unrealized appreciation	$154,377,706

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	1,666,056	581,760	$48,013,927	$15,508,284
Shares redeemed	(6,383,242)	(5,875,107)	(182,395,685)	(153,191,993)

Net decrease	(4,717,186)	(5,293,347)	$(134,381,758)	$(137,683,709)

Class B
Shares sold	808,324	1,838,427	$22,865,431	$48,018,290
Shares redeemed	(4,979,977)	(8,052,806)	(138,872,710)	(210,103,901)

Net decrease	(4,171,653)	(6,214,379)	$(116,007,279)	$(162,085,611)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

14

AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(461,094,562	)(a)
Unrealized appreciation/(depreciation)	154,377,706	(b)

Total accumulated earnings/(deficit)	$(306,716,856)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $461,094,562 of which $293,988,219 will expire in the year 2010 and $167,106,343 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $93,118,659.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the redemption in kind and the net operating loss resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment transactions, and a corresponding net increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

16

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$26.87	$26.99		$23.44	$21.58		$17.45

Income From Investment Operations
Net investment loss (a)	(.01)	(.03)		(.07)	(.03	)(b)	(.05	)(b)
Net realized and unrealized gain (loss) on investment transactions	3.75	(.09)		3.62	1.89		4.18

Net increase (decrease) in net asset value from operations	3.74	(.12)		3.55	1.86		4.13

Net asset value, end of period	$30.61	$26.87		$26.99	$23.44		$21.58

Total Return
Total investment return based on net asset value (c)	13.92%*	(.44)%		15.15%	8.62%		23.67%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$395,655	$474,069		$618,980	$656,544		$917,935
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.82%	.84	%(d)	.81%	.81%		1.04%
Expenses, before waivers and reimbursements	.82%	.84	%(d)	.81%	.98%		1.05%
Net investment loss	(.03)%	(.12	)%(d)	(.28)%	(.13	)%(b)	(.24	)%(b)
Portfolio turnover rate	92%	81%		54%	73%		79%

See footnote summary on page 18.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$26.37	$26.55		$23.11	$21.33		$17.29

Income From Investment Operations
Net investment loss (a)	(.08)	(.09)		(.12)	(.08	)(b)	(.09	)(b)
Net realized and unrealized gain (loss) on investment transactions	3.67	(.09)		3.56	1.86		4.13

Net increase (decrease) in net asset value from operations	3.59	(.18)		3.44	1.78		4.04

Net asset value, end of period	$29.96	$26.37		$26.55	$23.11		$21.33

Total Return
Total investment return based on net asset value (c)	13.61%*	(.68)%		14.89%	8.34%		23.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$393,537	$456,374		$624,453	$603,050		$693,764
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.07%	1.08	%(d)	1.06%	1.06%		1.29%
Expenses, before waivers and reimbursements	1.07%	1.08	%(d)	1.06%	1.24%		1.30%
Net investment loss	(.27)%	(.37	)%(d)	(.53)%	(.38	)%(b)	(.49	)%(b)
Portfolio turnover rate	92%	81%		54%	73%		79%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.39%.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund Inc.

AllianceBernstein Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Large Cap Growth Portfolio, (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

19

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer David P. Handke, Jr.(2), Vice President James G. Reilly(2), Vice President Michael J. Reilly(2), Vice President	Patrick (Scott) Wallace(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Large Cap Growth Investment Team. Mr. David P. Handke, Jr., Mr. James G. Reilly, Mr. Michael J. Reilly, and Mr. Patrick (Scott) Wallace are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

20

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

21

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

22

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

David P. Handke, Jr. 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

James G. Reilly 46	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Michael J. Reilly 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Patrick (Scott) Wallace 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

23

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$883.9	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Large Cap Growth Portfolio	Class A 0.84 Class B 1.08	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

24

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$883.9	Large Cap Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $10m	0.287%	0.750%

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Large Cap Growth Fund, Inc.:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

25

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Fee
American Growth Portfolio Class A6 Class I (Institutional)	1.50 0.70	% %

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	Fee
Large Cap Growth Fund, Inc.	Alliance American Premier Growth – Hedged / Non-Hedged	0.95%
	Alliance American Premier Growth F / FB / FVA[7]	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
Large Cap Growth Portfolio	Client #1[8]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client #2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% thereafter

	Client #3	0.40% on first $300 million 0.37% on next $300 million 0.35% on next $300 million 0.32% on next $600 million 0.25% thereafter

	Client #4	0.35%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

6	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

7	This ACITM fund is privately placed or institutional.

8	This is the fee schedule of a fund managed by an affiliate of the Adviser.

26

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Large Cap Growth Portfolio	0.750	0.688	9/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.814	0.691	10/13	0.807	40/74

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

27

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,286,947 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $987,151 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.14

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2006.

28

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended December 31, 2006.17

Large Cap Growth Portfolio	Portfolio Return		PG Median	PU Median	PG Rank	PU Rank
1 year	–	0.44	4.62	6.53	12/13	87/92
3 year		7.58	7.58	7.04	7/13	36/87
5 year		1.32	2.79	2.21	8/9	54/73
10 year		6.81	7.24	6.13	6/8	15/35

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	–	0.44	7.58	1.32	6.81	10.52	19.97	0.24	10
Russell 1000 Growth Index		9.07	6.87	2.69	5.44	8.77	19.24	0.18	10

Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 8, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in real estate investment trusts or REITs, and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”) and collateralized mortgage obligations (“CMOs”). The Portfolio may also invest in short-term investment-grade debt securities and other fixed-income securities. The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity Index, for the one-, five- and 10-year periods ended December 31, 2007. For a comparison to the broad market, returns for the Standard & Poor’s (S&P) 500 Stock Index are also included.

Although both the Portfolio and the benchmark performed negatively, the Portfolio outperformed its benchmark for the annual reporting period ended December 31, 2007. The Portfolio’s performance was driven by security selection. The most significant contributors for the one-year period were the Portfolio’s positions in high-end retail owners, diversified REITs in niche markets and U.S. health care REITs. U.S. health care REITs performed strongly during the second half of the annual period, underpinned by stable tenant demand, the long leases typical of the sector, inflation adjustment measures embedded in the majority of the lease agreements and ample dividend coverage. These are, in the current uncertain environment, attractive fundamental features. The Portfolio’s REIT Investment Policy Group (the “Group”) also likes the valuation of U.S. health care property owners, which trade at a cash yield that is more attractive than the average U.S. REIT.

For the one-year period, sector selection was a detractor, driven by specialty and lodging. Some of the Portfolio’s investments in central business district office owners lagged the FTSE NAREIT Equity Index.

The Group continues to have an above-market weight in hotels in the United States which, in its view, have been underrated by the market and so offer a potential value opportunity. The Group bases its view on trends in the supply of new rooms and the current credit environment. Supply growth during the last four years has averaged less than 1%—well below the historical average of 2.2%—and growth in 2008 is expected to remain below this level. The credit environment will further restrict supply by causing projects to be postponed and even cancelled. Demand remains strong, helped by a so-far robust corporate market. The Portfolio’s investments are focused on coastal areas, urban coastal markets and the high-value-customer segments, which are attractive to tourism and where supply is particularly constrained. The Group believes that U.S. dollar weakness is likely to encourage U.S. tourists to take vacations domestically and foreign tourists to visit, thus supporting demand trends for urban coastal lodging markets.

MARKET REVIEW AND INVESTMENT STRATEGY

Real estate equity markets peaked in the first quarter of 2007 as an acquisition frenzy that was fueled by low-cost debt gripped the sector. As a result, real estate equity valuations were stretched and the market began to correct itself during the second quarter of the year. During the second half of the annual period, the market turmoil that originated with the subprime mortgage crisis gathered steam, and commercial real estate equities were impacted by the negative sentiment affecting the financial sector. In addition, real estate equities were heavily influenced by the economic cycle and liquidity available in the commercial mortgage markets. The outlook for both of these deteriorated during the second half of the annual reporting period. Until recently, commercial mortgage-backed securities (CMBS) provided an important part of the liquidity to U.S. commercial real-estate markets, but investors now shun securitized debt products. Other providers of liquidity, such as banks and insurance companies, are stepping in to replace CMBS as a source of financing for real estate companies but at a higher cost. Still, solid supply fundamentals in most commercial real-estate property segments have, up to now, mitigated the impact of a slowing

1

AllianceBernstein Variable Products Series Fund

economy and higher financing costs in commercial real estate cash flows.

The Portfolio is well-positioned to withstand a period of turmoil. Stock selection emphasizes companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Portfolio’s diversified scope should allow the Group to uncover new opportunities as it focuses on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by spillover from the subprime mortgage crisis and niche segments where demand dynamics remain relatively healthy.

2

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Real Estate Investment Portfolio Class A	–14.53%	19.51%	10.43%
AllianceBernstein Real Estate Investment Portfolio Class B	–14.76%	19.22%	16.67%*
FTSE NAREIT Equity Index	–15.69%	18.17%	10.49%
S&P 500 Stock Index	5.49%	12.83%	5.91%
* Since inception of the Portfolio’s Class B shares on 4/24/01.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83% and 1.08% for Class A and Class B respectively.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/97* – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark, the FTSE NAREIT Equity Index, and the broad market as measured by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Real Estate Investment Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$915.40	$4.35	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58	0.90%

Class B
Actual	$1,000	$913.71	$5.55	1.15%
Hypothetical (5% return before expenses)	$1,000	$1,019.41	$5.85	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$5,932,538	8.2%
Prologis	4,734,486	6.6
Ventas, Inc.	3,534,025	4.9
Digital Realty Trust, Inc.	3,487,833	4.8
Vornado Realty Trust	3,474,025	4.8
General Growth Properties, Inc.	3,228,512	4.5
Rayonier, Inc.	2,924,156	4.0
Equity Residential	2,297,610	3.2
Tanger Factory Outlet Centers	2,296,539	3.2
Host Hotels & Resorts, Inc.	2,195,434	3.0

	$34,105,158	47.2%

INDUSTRY DIVERSIFICATION

December 31, 2007

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$14,270,103	19.8%
Regional Mall	13,057,639	18.1
Health Care	9,585,551	13.3
Lodging	7,925,406	11.0
Multi-Family	7,254,410	10.0
Industrial Warehouse Distribution	7,056,106	9.8
Office	5,154,391	7.1
Shopping Center/Other Retail	4,433,219	6.1
Self Storage	1,820,568	2.5
Short-Term Investments	1,641,000	2.3

Total Investments	$72,198,393	100.0%

Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

6

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%

EQUITY: OTHER–33.0%
DIVERSIFIED/SPECIALTY–19.7%
Alexandria Real Estate Equities, Inc.	19,500	$1,982,565
Digital Realty Trust, Inc.	90,900	3,487,833
Entertainment Properties Trust	30,200	1,419,400
Forest City Enterprises, Inc.–Class A	22,100	982,124
Rayonier, Inc.	61,900	2,924,156
Vornado Realty Trust	39,500	3,474,025

		14,270,103

HEALTH CARE–13.3%
HCP, Inc.	43,800	1,523,364
Health Care REIT, Inc.	36,400	1,626,716
Nationwide Health Properties, Inc.	64,300	2,017,091
Omega Healthcare Investors, Inc.	55,100	884,355
Ventas, Inc.	78,100	3,534,025

		9,585,551

		23,855,654

RETAIL–24.2%
REGIONAL MALL–18.1%
General Growth Properties, Inc.	78,400	3,228,512
Macerich Co.	25,000	1,776,500
Simon Property Group, Inc.	68,300	5,932,538
Taubman Centers, Inc.	43,100	2,120,089

		13,057,639

SHOPPING CENTER/OTHER RETAIL–6.1%
Kimco Realty Corp.	58,700	2,136,680
Tanger Factory Outlet Centers	60,900	2,296,539

		4,433,219

		17,490,858

RESIDENTIAL–12.5%
MULTI-FAMILY–10.0%
Apartment Investment & Management Co.–Class A	45,900	1,594,107
AvalonBay Communities, Inc.	7,500	706,050
Equity Residential	63,000	2,297,610
Essex Property Trust, Inc.	3,700	360,713
Home Properties, Inc.	8,300	372,255
Mid-America Apartment Communities, Inc.	24,800	1,060,200
UDR, Inc.	43,500	863,475

		7,254,410

SELF STORAGE–2.5%
Public Storage	24,800	1,820,568

		9,074,978

LODGING–11.0%
Ashford Hospitality Trust, Inc.	42,000	301,980
DiamondRock Hospitality Co.	69,400	1,039,612

Company	Shares	U.S. $ Value

FelCor Lodging Trust, Inc.	69,500	$1,083,505
Host Hotels & Resorts, Inc.	128,840	2,195,434
LaSalle Hotel Properties	18,800	599,720
Marriott International, Inc.–Class A	23,000	786,140
Starwood Hotels & Resorts Worldwide, Inc.	11,000	484,330
Strategic Hotels & Resorts, Inc.	42,900	717,717
Sunstone Hotel Investors, Inc.	39,200	716,968

		7,925,406

INDUSTRIAL–9.8%
INDUSTRIAL WAREHOUSE DISTRIBUTION–9.8%
AMB Property Corp.	22,000	1,266,320
First Industrial Realty Trust, Inc.	30,500	1,055,300
ProLogis	74,700	4,734,486

		7,056,106

OFFICE–7.1%
Boston Properties, Inc.	20,900	1,918,829
Brookfield Properties Corp.	52,250	1,005,812
Highwoods Properties, Inc.	47,900	1,407,302
SL Green Realty Corp.	8,800	822,448

		5,154,391

Total Common Stocks (cost $52,766,493)		70,557,393

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.3%
TIME DEPOSIT–2.3%
The Bank of New York 3.25%, 1/02/08 (cost $1,641,000)	$1,641	1,641,000

TOTAL INVESTMENTS–99.9% (cost $54,407,493)		72,198,393
Other assets less liabilities–0.1%		97,156

NET ASSETS–100.0%		$72,295,549

See	notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $54,407,493)	$72,198,393
Cash	6,378
Dividends and interest receivable	574,189
Receivable for capital stock sold	278,156

Total assets	73,057,116

LIABILITIES
Payable for investment securities purchased	640,212
Advisory fee payable	34,852
Administrative fee payable	23,750
Payable for capital stock redeemed	13,737
Distribution fee payable	4,847
Transfer Agent fee payable	116
Accrued expenses	44,053

Total liabilities	761,567

NET ASSETS	$72,295,549

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,457
Additional paid-in capital	38,083,853
Undistributed net investment income	965,583
Accumulated net realized gain on investment transactions	15,450,756
Net unrealized appreciation of investments	17,790,900

$72,295,549

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$50,014,836	3,081,572	$16.23
B	$22,280,713	1,375,095	$16.20

See	notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,120)	$1,823,043
Interest	52,390

Total investment income	1,875,433

EXPENSES
Advisory fee (see Note B)	535,331
Distribution fee—Class B	73,972
Transfer agency—Class A	1,797
Transfer agency—Class B	783
Custodian	105,771
Administrative	94,000
Audit	46,600
Printing	22,613
Legal	10,769
Directors’ fees	1,550
Miscellaneous	6,959

Total expenses	900,145

Net investment income	975,288

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	15,553,558
Net change in unrealized appreciation/depreciation of investments	(29,845,850)

Net loss on investment transactions	(14,292,292)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(13,317,004)

See	notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$975,288	$1,287,745
Net realized gain on investment transactions	15,553,558	16,269,378
Net change in unrealized appreciation/depreciation of investments	(29,845,850)	13,184,606

Net increase (decrease) in net assets from operations	(13,317,004)	30,741,729
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(931,803)	(1,453,595)
Class B	(356,998)	(500,621)
Net realized gain on investment transactions
Class A	(11,126,096)	(9,286,857)
Class B	(5,149,348)	(3,779,939)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(10,601,127)	6,020,754

Total increase (decrease)	(41,482,376)	21,741,471
NET ASSETS
Beginning of period	113,777,925	92,036,454

End of period (including undistributed net investment income of $965,583 and $1,279,096, respectively)	$72,295,549	$113,777,925

See	notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. Prior to February 1, 2006, the Portfolio’s objective was to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007 amounted to $51,714, none of which was paid to Sanford C. Bernstein & Co. LLC, and Sanford C. Bernstein Limited, affiliates of the Adviser.

12

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U. S. government securities)	$48,938,688		$74,895,904
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$54,456,677

Gross unrealized appreciation	$20,728,879
Gross unrealized depreciation	(2,987,163)

Net unrealized appreciation	$17,741,716

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold .	469,829	607,488	$9,707,237	$12,929,499
Shares issued in reinvestment of dividends and distributions	624,115	569,785	12,057,899	10,740,452
Shares redeemed	(1,530,559)	(1,021,095)	(30,880,909)	(21,832,571)

Net increase (decrease)	(436,615)	156,178	$(9,115,773)	$1,837,380

Class B
Shares sold .	218,581	320,262	$4,401,956	$6,882,186
Shares issued in reinvestment of dividends and distributions	285,155	227,085	5,506,346	4,280,560
Shares redeemed	(596,277)	(327,525)	(11,393,656)	(6,979,372)

Net increase (decrease)	(92,541)	219,822	$(1,485,354)	$4,183,374

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject

14

AllianceBernstein Variable Products Series Fund

to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$3,843,405	$2,994,315
Net long-term capital gains	13,720,840	12,026,697

Total taxable distributions	17,564,245	15,021,012

Total distributions paid	$17,564,245	$15,021,012

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,061,875
Undistributed long term capital gain	15,403,648
Unrealized appreciation/(depreciation)	17,741,716	(a)

Total accumulated earnings/(deficit)	$34,207,239

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio’s 2007 semi-annual report. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

16

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2007	2006	2005	2004	2003
Net assets value, beginning of period	$22.83	$19.98	$20.66	$15.62	$11.52

Income From Investment Operations
Net investment income (a)	.22	.29	.32	.39	(b)	.46
Net realized and unrealized gain (loss) on investment transactions	(2.91)	6.02	1.84	5.05	3.99

Net increase (decrease) in net asset value from operations	(2.69)	6.31	2.16	5.44	4.45

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.47)	(.68)	(.40)	(.35)
Distributions from net realized gain on investment transactions	(3.61)	(2.99)	(2.16)	–0	–	–0	–

Total dividends and distributions	(3.91)	(3.46)	(2.84)	(.40)	(.35)

Net asset value, end of period	$16.23	$22.83	$19.98	$20.66	$15.62

Total Return
Total investment return based on net asset value (c)	(14.53)%	35.22%	11.67%	35.63%	39.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,015	$80,317	$67,161	$88,441	$68,717
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.85%	.83	%(d)	.83%	.77%	1.24%
Expenses, before waivers and reimbursements	.85%	.83	%(d)	.83%	.99%	1.24%
Net investment income	1.09%	1.33	%(d)	1.64%	2.26	%(b)	3.50%
Portfolio turnover rate	51%	47%	46%	35%	23%

See footnote summary on page 18.

17

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2007	2006	2005	2004	2003
Net assets value, beginning of period	$22.80	$19.94	$20.54	$15.55	$11.48

Income From Investment Operations
Net investment income (a)	.16	.22	.38	.34	(b)	.43
Net realized and unrealized gain (loss) on investment transactions	(2.90)	6.03	1.72	5.03	3.98

Net increase (decrease) in net asset value from operations	(2.74)	6.25	2.10	5.37	4.41

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.40)	(.54)	(.38)	(.34)
Distributions from net realized gain on investment transactions	(3.61)	(2.99)	(2.16)	–0	–	–0	–

Total dividends and distributions	(3.86)	(3.39)	(2.70)	(.38)	(.34)

Net asset value, end of period	$16.20	$22.80	$19.94	$20.54	$15.55

Total Return
Total investment return based on net asset value (c)	(14.76)%	34.88%	11.40%	35.28%	39.02%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,281	$33,461	$24,875	$67,457	$43,919
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.10%	1.08	%(d)	1.06%	1.02%	1.49%
Expenses, before waivers and reimbursements	1.10%	1.08	%(d)	1.06%	1.24%	1.49%
Net investment income	.80%	1.04	%(d)	2.11%	2.02	%(b)	3.22%
Portfolio turnover rate	51%	47%	46%	35%	23%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Real Estate Investment Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

19

TAX INFORMATION (unaudited)

The Portfolio designates $13,720,840 from distributions made in fiscal year ended December 31, 2007 as capital gain dividends.

20

REAL ESTATE INVESTMENT PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa L. Marziano(2), Vice President	Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Joseph G. Paul(2), Vice President	Thomas R. Manley, Controller

CUSTODIAN	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa L. Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

21

REAL ESTATE INVESTMENT PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB&Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP., member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***Member	of the Fair Value Pricing Committee.

23

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Teresa L. Marziano 53	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Joseph G. Paul 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

24

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$117.9	Real Estate Investment Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.08% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Real Estate Investment Portfolio	Class A Class B	0.83% 1.08%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

25

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$117.9	Domestic REIT Strategy Schedule 70 bp on 1st $25m 60 bp on next $25m 50 bp on next $25m negotiable on the balance Minimum account size $10m	0.564%[5]	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Assumes 50 bp on the balance.

26

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Real Estate Investment Fund, Inc.:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Real Estate Investment Portfolio[7]	Global Real Estate Investment, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for U.S. Real Estate Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Fee
U.S. Real Estate Portfolio Class A8 Class I (Institutional)	1.75 0.95	% %

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
Real Estate Investment Portfolio	0.550	0.834	1/15

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

8	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

27

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	0.832	0.905	2/15	0.921	4/18

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $73,262 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $172,555 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.14

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

28

AllianceBernstein Variable Products Series Fund

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended December 31, 200617.

Real Estate Investment Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	35.22	35.84	36.35	9/15	14/22
3 year	26.99	27.09	27.28	8/12	12/18
5 year	23.96	24.09	24.14	7/10	8/13

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

					Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	35.22	26.99	23.96	14.60	14.49	1.39	5
NAREIT Equity Index	35.06	25.85	23.20	14.48	14.16	1.38	5

Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

30

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 4, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization. Because the Portfolio’s definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. Normally, the Portfolio invests in about 100-125 companies. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2007.

The Portfolio outperformed the benchmark for the annual reporting period ended December 31, 2007.

During the one-year period ended December 31, 2007, the Portfolio rose sharply and outperformed the benchmark. Relative results were positively impacted by the Portfolio’s sizable exposure to faster-growing companies with strong earnings momentum—a segment of the market that led the overall benchmark. Stock selection was positive for the annual period, as strong picks in the health care, energy, financials and technology sectors offset disappointing stock selection in the consumer/commercial services sector. Sector allocation was a modestly positive contributor, as the benefit from being underweight in the poor- performing financials sector and overweight in the strong- performing energy sector, overwhelmed the negative impact from being underweight in the strong-performing industrial and health care sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

After posting solid double-digit gains in 2006, U.S. equity market returns were generally more muted in 2007. Although the first half of 2007 was relatively calm, the second half of 2007 was dominated by escalating anxiety about losses in mortgage-backed securities (MBS) and a widening credit crisis among financial institutions. Reversing a trend in place for much of the past nine years, large-cap stocks outperformed small-cap stocks as the Russell 1000 Index was up about 6% for 2007, but the Russell 2000 Index was down by about 2%. Perhaps more notably, the outperformance of value over growth dramatically reversed in 2007. Following a nearly seven-year run of outperformance, the Russell 2000 Value Index’s decline of 10% dramatically trailed the 7% gain enjoyed by the Russell 2000 Growth Index during the annual period. Importantly, companies with the strongest earnings revisions and positive earnings surprises—traditional hallmarks of successful growth investments—outperformed the market in the small-cap realm for most of 2007.

Sector allocations within the Portfolio changed modestly during the annual reporting period, as the Small Cap Growth Investment Team (the “Team”) decreased overweights in the consumer/commercial services sector. Proceeds from these sales were used to increase overweights in the technology sector. The Portfolio’s largest overweights as of December 31, 2007, were in the energy and technology sectors; the largest underweights remained in the industrials and financials sectors. Consistent with the Team’s discipline, investments throughout the annual reporting period emphasized companies the Team believed might deliver surprisingly strong earnings growth and favorable earnings estimate revisions.

1

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Small Cap Growth Portfolio Class A	14.08%	17.78%	3.55%
AllianceBernstein Small Cap Growth Portfolio Class B	13.70%	17.51%	2.71%	*
Russell 2000 Growth Index	7.05%	16.50%	4.32%
*Sinceinception of the Portfolio’s Class B shares on 8/10/00.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.16% and 1.41% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.75	$6.05	1.19%
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06	1.19%

Class B
Actual	$1,000	$1,016.06	$7.22	1.42%
Hypothetical (5% return before expenses)	$1,000	$1,018.05	$7.22	1.42%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
VistaPrint Ltd.	$1,264,075	2.0%
LKQ Corp.	1,154,418	1.8
Kirby Corp.	1,120,168	1.7
RBC Bearings, Inc.	1,043,040	1.6
Hittite Microwave Corp.	988,632	1.5
DealerTrack Holdings, Inc.	980,671	1.5
Dril-Quip, Inc.	974,050	1.5
Hexcel Corp.	973,628	1.5
Life Time Fitness, Inc.	958,824	1.5
Strayer Education, Inc.	938,190	1.4

	$10,395,696	16.0%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$17,805,602	27.3%
Health Care	12,308,668	18.9
Consumer Discretionary	11,229,141	17.3
Industrials	11,038,917	17.0
Energy	6,523,626	10.0
Financials	2,561,595	3.9
Telecommunication Services	1,572,488	2.4
Short-Term Investments	2,076,000	3.2

Total Investments	$65,116,037	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.3%

INFORMATION TECHNOLOGY–27.5%
COMMUNICATIONS EQUIPMENT–4.0%
Dycom Industries, Inc.(a)	29,900	$796,835
Infinera Corp.(a)	44,100	654,444
Netgear, Inc.(a)	23,830	850,016
ShoreTel, Inc.(a)	22,370	312,509

		2,613,804

COMPUTERS & PERIPHERALS–1.2%
3PAR, Inc.(a)	26,900	344,320
Synaptics, Inc.(a)	10,300	423,948

		768,268

INTERNET SOFTWARE & SERVICES–6.5%
comScore, Inc.(a)	20,400	665,652
Constant Contact, Inc.(a)	19,400	417,100
DealerTrack Holdings, Inc.(a)	29,300	980,671
LoopNet, Inc.(a)	21,400	300,670
Omniture, Inc.(a)	16,500	549,285
VistaPrint Ltd.(a)	29,500	1,264,075

		4,177,453

IT SERVICES–0.5%
VeriFone Holdings, Inc.(a)	13,900	323,175

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.9%
Advanced Analogic Technologies, Inc.(a)	36,800	415,104
Hittite Microwave Corp.(a)	20,700	988,632
Integrated Device Technology, Inc.(a)	22,900	258,999
Intellon Corp.(a)	46,000	346,840
Monolithic Power Systems, Inc.(a)	26,600	571,102
ON Semiconductor Corp.(a)	70,500	626,040
Verigy Ltd.(a)	22,200	603,174

		3,809,891

SOFTWARE–9.4%
Blackbaud, Inc.	25,220	707,169
Commvault Systems, Inc.(a)	38,300	811,194
Informatica Corp.(a)	47,510	856,130
MICROS Systems, Inc.(a)	9,700	680,552
Quest Software, Inc.(a)	15,520	286,189
Synchronoss Technologies, Inc.(a)	19,380	686,827
Taleo Corp.–Class A(a)	20,900	622,402
THQ, Inc.(a)	28,550	804,825
Ultimate Software Group, Inc.(a)	20,900	657,723

		6,113,011

		17,805,602

HEALTH CARE–19.0%
BIOTECHNOLOGY–2.5%
Alexion Pharmaceuticals, Inc.(a)	9,900	742,797
Allos Therapeutics, Inc.(a)	26,100	164,169

Company	Shares	U.S. $ Value

OSI Pharmaceuticals, Inc.(a)	7,200	$349,272
Pharmion Corp.(a)	5,000	314,300
Savient Pharmaceuticals Inc.(a)	2,100	48,237

		1,618,775

HEALTH CARE EQUIPMENT & SUPPLIES–7.1%
Abaxis, Inc.(a)	14,700	527,142
ArthroCare Corp.(a)	14,200	682,310
Hansen Medical, Inc.(a)	23,320	698,201
Insulet Corp.(a)	13,300	312,284
Masimo Corp.(a)	4,500	177,525
Meridian Bioscience, Inc.	27,750	834,720
NuVasive, Inc.(a)	16,500	652,080
TomoTherapy, Inc.(a)	36,400	711,984

		4,596,246

HEALTH CARE PROVIDERS & SERVICES–2.8%
HealthExtras, Inc.(a)	22,900	597,232
LHC Group, Inc.(a)	31,700	791,866
Psychiatric Solutions, Inc.(a)	13,400	435,500

		1,824,598

HEALTH CARE TECHNOLOGY–1.5%
Medassets Inc.(a)	10,900	260,946
Trizetto Group(a)	39,400	684,378

		945,324

LIFE SCIENCES TOOLS & SERVICES–3.5%
AMAG Pharmaceuticals, Inc.(a)	11,000	661,430
Icon PLC SP (ADR)(a)	13,900	859,854
Ventana Medical Systems, Inc.(a)	4,600	401,258
WuXi PharmaTech Cayman, Inc. (ADR)(a)	12,100	353,804

		2,276,346

PHARMACEUTICALS–1.6%
Alexza Pharmaceuticals, Inc.(a)	22,200	179,598
Auxilium Pharmaceuticals Inc.(a)	1,800	53,982
Jazz Pharmaceuticals, Inc.(a)	10,900	160,230
MGI Pharma, Inc.(a)	11,300	457,989
XenoPort, Inc.(a)	3,500	195,580

		1,047,379

		12,308,668

CONSUMER DISCRETIONARY–17.3%
DISTRIBUTORS–1.8%
LKQ Corp.(a)	54,920	1,154,418

DIVERSIFIED CONSUMER SERVICES–3.6%
American Public Education, Inc.(a)	12,500	522,250
Bright Horizons Family Solutions, Inc.(a)	15,400	531,916
K12 Inc.(a)	13,100	339,028
Strayer Education, Inc.	5,500	938,190

		2,331,384

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–7.6%
Great Wolf Resorts, Inc.(a)	51,800	$508,158
Home Inns & Hotels Management, Inc. (ADR)(a)	19,200	684,288
Life Time Fitness, Inc.(a)	19,300	958,824
Orient-Express Hotels, Ltd.-Class A	12,500	719,000
Red Robin Gourmet Burgers, Inc.(a)	19,850	635,002
Sonic Corp.(a)	31,500	689,850
Texas Roadhouse, Inc.-Class A(a)	63,800	705,628

		4,900,750

INTERNET & CATALOG RETAIL–0.6%
NetFlix, Inc.(a)	15,400	409,948

MEDIA–1.4%
Morningstar, Inc.(a)	12,000	933,000

SPECIALTY RETAIL–0.4%
Citi Trends, Inc.(a)	18,100	279,464

TEXTILES APPAREL & LUXURY GOODS–1.9%
Lululemon Athletica, Inc.(a)	13,600	644,232
Under Armour, Inc.-Class A(a)	9,960	434,953
Volcom, Inc.(a)	6,400	140,992

		1,220,177

		11,229,141

INDUSTRIALS–17.0%
AEROSPACE & DEFENSE–1.5%
Hexcel Corp.(a)	40,100	973,628

BUILDING PRODUCTS–0.1%
Dayton Superior Corp.(a)	20,100	78,390

COMMERCIAL SERVICES & SUPPLIES–3.0%
Duff & Phelps Corp.–Class A(a)	8,400	165,312
Huron Consulting Group, Inc.(a)	4,027	324,697
Knoll, Inc.	32,000	525,760
Stericycle, Inc.(a)	14,980	889,812

		1,905,581

CONSTRUCTION & ENGINEERING–0.7%
Granite Construction, Inc.	12,400	448,632

ELECTRICAL EQUIPMENT–1.8%
Baldor Electric Co.	24,100	811,206
EnerSys(a)	15,200	379,392

		1,190,598

MACHINERY–7.0%
Astec Industries, Inc.(a)	18,800	699,172
Bucyrus International, Inc.–Class A	7,700	765,303
Chart Industries, Inc.(a)	14,600	451,140
IDEX Corp.	25,755	930,528

Company	Shares	U.S. $ Value

Kaydon Corp.	11,800	$643,572
RBC Bearings, Inc.(a)	24,000	1,043,040

		4,532,755

MARINE–1.7%
Kirby Corp.(a)	24,100	1,120,168

TRADING COMPANIES & DISTRIBUTORS–1.2%
MSC Industrial Direct Co.-Class A	19,500	789,165

		11,038,917

ENERGY–10.1%
ENERGY EQUIPMENT & SERVICES–6.2%
Complete Production Services, Inc.(a)	35,700	641,529
Core Laboratories NV(a)	5,584	696,436
Dril-Quip, Inc.(a)	17,500	974,050
T-3 Energy Services, Inc.–Class 3(a)	6,500	305,565
Tesco Corp.(a)	20,700	593,469
W-H Energy Services, Inc.-Class H(a)	13,700	770,077

		3,981,126

OIL, GAS & CONSUMABLE FUELS–3.9%
Bill Barrett Corp.(a)	22,000	921,140
BPZ Resources, Inc.(a)	11,700	130,806
Carrizo Oil & Gas, Inc.(a)	11,100	607,725
EXCO Resources, Inc.(a)	28,000	433,440
Penn Virginia Corp.	10,300	449,389

		2,542,500

		6,523,626

FINANCIALS–4.0%
CAPITAL MARKETS–3.4%
Affiliated Managers Group, Inc.(a)	6,100	716,506
Greenhill & Co., Inc.	11,400	757,872
optionsXpress Holdings, Inc.	20,480	692,634

		2,167,012

COMMERCIAL BANKS–0.5%
Boston Private Finl Holding	1,391	37,668
Community Bancorp(a)	16,500	286,605

		324,273

DIVERSIFIED FINANCIAL SERVICES–0.1%
Primus Guaranty Ltd.(a)	10,030	70,310

		2,561,595

TELECOMMUNICATION SERVICES–2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.4%
Cbeyond, Inc.(a)	18,400	717,416

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(Continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $Value

NTELOS Holdings Corp.	28,800	$855,072

		1,572,488

Total Common Stocks (cost $50,632,615)		63,040,037

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.2%
TIME DEPOSIT–3.2%
The Bank of New York Mellon Corp. 3.25%, 1/02/08 (cost $2,076,000)	$2,076	2,076,000

TOTAL INVESTMENTS–100.5% (cost $52,708,615)		65,116,037
Other assets less liabilities–(0.5)%		(311,742)

NET ASSETS–100.0%		$64,804,295

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $52,708,615)	$65,116,037
Cash	13,211
Receivable for investment securities sold	112,588
Dividends and interest receivable	24,768
Receivable for capital stock sold	23,078

Total assets	65,289,682

LIABILITIES
Payable for investment securities purchased	333,776
Advisory fee payable .	41,399
Custodian fee payable	40,835
Printing fee payable	26,769
Administrative fee payable	23,750
Payable for capital stock redeemed	5,994
Distribution fee payable	5,241
Transfer Agent fee payable	116
Accrued expenses	7,507

Total liabilities	485,387

NET ASSETS	$64,804,295

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,217
Additional paid-in capital	94,262,253
Accumulated net realized loss on investment transactions	(41,869,597)
Net unrealized appreciation of investments	12,407,422

$64,804,295

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$39,866,745	2,575,444	$15.48
B	$24,937,550	1,641,193	$15.19

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends	$215,510
Interest	47,853

Total investment income	263,363

EXPENSES
Advisory fee (see Note B)	504,142
Distribution fee—Class B	55,818
Transfer agency—Class A	1,726
Transfer agency—Class B	678
Custodian	136,982
Administrative	94,000
Audit	41,100
Printing	13,167
Legal	9,401
Directors’ fees	1,550
Miscellaneous	2,541

Total expenses	861,105

Net investment loss	(597,742)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	10,977,805
Net change in unrealized appreciation/depreciation of investments	(1,648,015)

Net gain on investment transactions	9,329,790

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,732,048

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(597,742)	$(722,442)
Net realized gain on investment transactions	10,977,805	8,848,126
Net change in unrealized appreciation/depreciation of investments	(1,648,015)	(861,528)

Net increase in net assets from operations	8,732,048	7,264,156
CAPITAL STOCK TRANSACTIONS
Net decrease	(14,495,834)	(8,615,766)

Total decrease	(5,763,786)	(1,351,610)
NET ASSETS
Beginning of period	70,568,081	71,919,691

End of period (including accumulated net investment loss of $0 and ($7,923), respectively)	$64,804,295	$70,568,081

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio’s objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Exchange, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

12

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007 amounted to $128,888, of which $28 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$58,274,293		$74,220,301
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$53,276,852

Gross unrealized appreciation	$14,210,692
Gross unrealized depreciation	(2,371,507)

Net unrealized appreciation	$11,839,185

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

14

AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	186,246	802,592	$2,803,322	$10,449,898
Shares redeemed	(1,184,120)	(1,264,557)	(17,508,568)	(16,507,629)

Net decrease	(997,874)	(461,965)	$(14,705,246)	$(6,057,731)

Class B
Shares sold	699,573	520,053	$10,754,724	$6,865,945
Shares redeemed	(710,933)	(725,793)	(10,545,312)	(9,423,980)

Net increase (decrease)	(11,360)	(205,740)	$209,412	$(2,558,035)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(41,301,360	)(a)
Unrealized appreciation/(depreciation)	11,839,185	(b)

Total accumulated earnings/(deficit)	$(29,462,175)

(a)	On December 31, 2007, the Portfolio had a net capital loss carrryforward of $41,301,360 of which $74,560 expires in 2008 and $41,226,800 expires in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio’s merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $10,747,638.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a net operating loss resulted in a net decrease in accumulated net investment loss, and a net decrease additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity

16

AllianceBernstein Variable Products Series Fund

and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes,” and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

17

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$13.57	$12.26		$11.65	$10.17		$ 6.83

Income From Investment Operations
Net investment loss (a)	(.12)	(.12)		(.11)	(.10	)(b)	(.09)
Net realized and unrealized gain on investment transactions	2.03	1.43		.72	1.58		3.43

Net increase in net asset value from operations	1.91	1.31		.61	1.48		3.34

Net asset value, end of period	$15.48	$13.57		$12.26	$11.65		$10.17

Total Return
Total investment return based on net asset value (c)	14.08%	10.69%		5.24%	14.55%		48.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,867	$48,498		$49,453	$61,661		$61,079
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20%	1.16	%(d)	1.18%	1.14%		1.36%
Expenses, before waivers and reimbursements	1.20%	1.16	%(d)	1.18%	1.30%		1.36%
Net investment loss	(.81)%	(.90	)%(d)	(.93)%	(.93	)%(b)	(1.10)%
Portfolio turnover rate	88%	76%		90%	92%		129%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$13.36	$12.09		$11.53	$10.08		$ 6.78

Income From Investment Operations
Net investment loss (a)	(.15)	(.15)		(.13)	(.12	)(b)	(.11)
Net realized and unrealized gain on investment transactions	1.98	1.42		.69	1.57		3.41

Net increase in net asset value from operations	1.83	1.27		.56	1.45		3.30

Net asset value, end of period	$15.19	$13.36		$12.09	$11.53		$10.08

Total Return
Total investment return based on net asset value (c)	13.70%	10.51%		4.86%	14.39%		48.67%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,937	$22,070		$22,467	$24,448		$15,846
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.44%	1.41	%(d)	1.43%	1.40%		1.61%
Expenses, before waivers and reimbursements	1.44%	1.41	%(d)	1.43%	1.56%		1.61%
Net investment loss	(1.05)%	(1.15	)%(d)	(1.18)%	(1.19	)%(b)	(1.37)%
Portfolio turnover rate	88%	76%		90%	92%		129%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small Cap Growth Portfolio, (one of the portfolios constituting of the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

20

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1) John H. Dobkin(1) Michael J. Downey(1)	D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Bruce K. Aronow(2), Vice President N. Kumar Kirpalani(2), Vice President Samantha S. Lau(2), Vice President	Wen-Tse Tseng(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN	LEGAL COUNSEL
The Bank of New York One Wall Street New York, NY 10286	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio’s portfolio.

21

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR

INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995 – 2008. President, Fidelity Accounting and Custody Services Company from 1993 – 1995. Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975 – 1993.	101	None

Marshall C. Turner, Jr.,# 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005 – 2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993 – 2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2003.

N. Kumar Kirpalani 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Samantha S. Lau 35	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Wen-Tse Tseng 42	Vice President	Vice President of the Adviser,** since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter from August 2003 to February 2006. He also worked at Weiss, Peck & Greer, managing the healthcare sector with the same team with which he worked at William D. Witter from April 2002 to August 2003. Prior thereto, he was a senior healthcare analyst at JP Morgan Fleming Asset Management since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

24

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$70.0	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.12% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.16% Class B 1.41%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$70.0	Small Cap Growth Schedule 100 bp on 1st $50m 85 bp on next $50m 75 bp on the balance Minimum account size $10m	0.957%	0.750%

The Adviser also manages AllianceBernstein Cap Fund, Inc. - Small Cap Growth Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Cap Fund, Inc. – Small Cap Growth Portfolio:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Small Cap Growth Portfolio[6]	Cap Fund, Inc – Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The advisory fees of the Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to AllianceBernstein Cap Fund, Inc. – Small Cap Growth Portfolio, whose fees are based on the portfolio’s net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the Portfolio and the AllianceBernstein Mutual Fund.

26

AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
Small Cap Growth Portfolio	Client #1[7]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Small Cap Growth Portfolio	0.750	0.800	2/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

7	This is the fee schedule of a fund managed by an affiliate of the Adviser.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

27

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.178	0.992	11/13	0.990	33/37

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $58,239 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $257,141 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2006.

28

AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Small Cap Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	10.69	11.04	12.39	8/13	26/47
3 year	10.09	9.82	9.82	6/13	22/45
5 year	6.27	5.91	5.77	5/12	17/38
10 year	3.95	4.80	5.39	5/6	14/16

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

29

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	10.69	10.09	6.27	3.95	4.41	22.92	0.12	10
Russell 2000 Growth Index	13.35	10.51	6.93	4.88	5.26	25.90	0.17	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

30

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 11, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using its Bernstein unit’s fundamental value approach. In selecting securities for the Portfolio’s holdings, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one- and five-year periods ended December 31, 2007, and since the Portfolio’s Class A shares’ inception on May 2, 2001 and Class B shares’ inception on May 1, 2001.

The Portfolio outperformed its benchmark for the annual reporting period ended December 31, 2007. Strong stock selection was a key contributor as the Portfolio’s holdings benefited from robust earnings growth, which was more highly valued by investors seeking stability in a more volatile period. The premium from stock selection was spread across a number of sectors but was most pronounced in industrial resources. The more global revenue stream of the Portfolio’s holdings in this sector benefited from a shift in investor interest to companies exposed to economic growth outside the U.S. The Portfolio’s financials holdings also contributed to the stock selection premium driven by an underweighted position in housing-related financials.

Increasing anxiety among investors over the fallout from the U.S. subprime mortgage contagion drove smaller stock underperformance during the one-year period ended December 31, 2007. Volatility rebounded from historically low levels as the market attempted to make judgments about the eventual impact of a depressed housing sector on the U.S. economy as a whole. Companies and industries with more perceived exposure to the U.S. consumer fell sharply, while more defensive sectors such as utilities and consumer staples outperformed.

MARKET REVIEW AND INVESTMENT STRATEGY

Markets for smaller stocks have been affected by a number of factors over the past year. Most prominent has been the collapse of profit growth in small companies relative to larger companies. Investors had reacted to the strong profit recovery that small caps enjoyed coming out of 2002 by bidding up values of smaller and riskier companies. The collapse in small caps’ relative profit advantage, and the emergence of more uncertainty about corporate earnings in general, have exposed the valuations that investors had awarded these smaller companies as unreasonable.

The Portfolio has been increasingly biased towards larger, higher-quality stocks over the past few years as the Portfolio’s Small/Mid Cap Value Investment Policy Group’s (the “Group’s”) fundamental and quantitative research has highlighted these companies as being very attractive. The reintroduction of risk aversion in the small cap markets, driven by an earnings growth compression, has benefited the Portfolio’s stocks disproportionately and contributed to the Portfolio’s outperformance during the period under review. The Group continued to believe these distortions existed and larger-capitalization, higher-quality stocks retained much of their attractiveness. Recent market distress, however, is beginning to create some new opportunities. While the Group’s research suggests caution, in a few instances the return potential appears sufficiently compelling to justify the risk. In particular, research suggests that a few companies with a high degree of exposure to the U.S. economy—such as those that make and sell high-priced discretionary consumer products—have traded down too far and thus offer attractive investment opportunities.

1

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the Russell 2500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-cap U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- to mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	Since Inception*
AllianceBernstein Small/Mid Cap Value Portfolio Class A	1.71%	15.96%	12.55%
AllianceBernstein Small/Mid Cap Value Portfolio Class B	1.53%	15.71%	12.36%
Russell 2500 Value Index	-7.27%	16.17%	11.05%
Russell 2500 Index	1.38%	16.99%	9.36%
* Since inception of the Portfolio’s Class A shares on 5/2/01 and Class B shares on 5/1/01. The since inception return for the benchmark is from the Portfolio’s Class A shares’ inception date.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86% and 1.11% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

5/2/01* – 12/31/07

*Since inception of the Portfolio’s Class A shares on 5/2/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Portfolio Class A shares (from 5/2/01* to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small/Mid Cap Value Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$893.95	$3.96	0.83%
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23	0.83%

Class B
Actual	$1,000	$892.56	$5.15	1.08%
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.50	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Arch Capital Group Ltd.	$8,033,970	1.8%
Universal Corp.	8,000,564	1.8
SPX Corp.	7,590,330	1.7
Molson Coors Brewing Co.-Class B	7,495,224	1.7
Steel Dynamics, Inc.	7,446,250	1.7
Ruddick Corp.	7,367,375	1.7
Reliant Energy, Inc.	7,202,880	1.6
Rockwood Holdings, Inc.	7,182,164	1.6
Platinum Underwriters Holdings Ltd.	7,076,440	1.6
PerkinElmer, Inc.	6,825,046	1.6

	$74,220,243	16.8%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$101,341,654	22.8%
Financials	88,146,344	19.8
Materials	68,568,169	15.4
Consumer Staples	38,533,080	8.7
Information Technology	33,990,823	7.7
Utilities	31,541,023	7.1
Consumer Discretionary	27,961,662	6.3
Health Care	26,755,162	6.0
Energy	16,151,622	3.6
Short-Term Investments	11,474,000	2.6

Total Investments	$444,463,539	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.2%

INDUSTRIALS–23.0%
AEROSPACE & DEFENSE–1.0%
Goodrich Corp.	60,400	$4,264,844

AIRLINES–1.8%
Alaska Air Group, Inc.(a)	109,700	2,743,597
Continental Airlines, Inc.–Class B(a)	94,700	2,107,075
Skywest, Inc.	109,500	2,940,075

		7,790,747

COMMERCIAL SERVICES & SUPPLIES–2.9%
IKON Office Solutions, Inc.	447,500	5,826,450
Kelly Services, Inc.–Class A	115,300	2,151,498
Quebecor World, Inc.(a)	168,000	302,400
United Stationers, Inc.(a)	98,795	4,565,317

		12,845,665

ELECTRICAL EQUIPMENT–4.5%
Acuity Brands, Inc.	78,800	3,546,000
Cooper Industries Ltd.–Class A	84,400	4,463,072
EnerSys(a)	217,450	5,427,552
Regal-Beloit Corp.	140,300	6,306,485

		19,743,109

MACHINERY–7.2%
AGCO Corp.(a)	77,200	5,248,056
Briggs & Stratton Corp.	170,900	3,872,594
Kennametal, Inc.	157,600	5,966,736
Mueller Industries, Inc.	145,900	4,229,641
SPX Corp.	73,800	7,590,330
Terex Corp.(a)	71,000	4,655,470

		31,562,827

ROAD & RAIL–4.5%
Arkansas Best Corp.	127,000	2,786,380
Avis Budget Group, Inc.(a)	280,600	3,647,800
Con-way, Inc.	115,625	4,803,063
Ryder System, Inc.	99,000	4,653,990
Werner Enterprises, Inc.	245,100	4,174,053

		20,065,286

TRADING COMPANIES & DISTRIBUTORS–1.1%
GATX Corp.	138,200	5,069,176

		101,341,654

FINANCIALS–20.0%
COMMERCIAL BANKS–5.7%
Central Pacific Financial Corp.	176,600	3,260,036
The South Financial Group, Inc.	223,900	3,499,557
Susquehanna Bancshares, Inc.	218,600	4,030,984
Trustmark Corp.	164,806	4,179,480
UnionBanCal Corp.	45,900	2,244,969
Webster Financial Corp.	144,800	4,629,256
Whitney Holding Corp.	130,900	3,423,035

		25,267,317

Company	Shares	U.S. $ Value

INSURANCE–8.8%
Arch Capital Group Ltd.(a)	114,200	$8,033,970
Aspen Insurance Holdings, Ltd.	229,400	6,615,896
Fidelity National Financial, Inc.–Class A	231,000	3,374,910
Old Republic International Corp.	286,875	4,420,744
PartnerRe Ltd.	17,700	1,460,781
Platinum Underwriters Holdings, Ltd.	199,000	7,076,440
RenaissanceRe Holdings, Ltd.	33,600	2,024,064
StanCorp Financial Group, Inc.	112,000	5,642,560

		38,649,365

REAL ESTATE INVESTMENT TRUSTS (REITS)–3.8%
Ashford Hospitality Trust, Inc.	211,000	1,517,090
Digital Realty Trust, Inc.	104,800	4,021,176
FelCor Lodging Trust, Inc.	189,600	2,955,864
Mid-America Apartment Communities, Inc.	60,000	2,565,000
Strategic Hotels & Resorts, Inc.	85,500	1,430,415
Tanger Factory Outlet Centers	63,600	2,398,356
Taubman Centers, Inc.	40,300	1,982,357

		16,870,258

THRIFTS & MORTGAGE FINANCE–1.7%
Astoria Financial Corp.	163,200	3,797,664
Provident Financial Services, Inc.	247,000	3,561,740

		7,359,404

		88,146,344

MATERIALS–15.5%
CHEMICALS–7.6%
Ashland, Inc.	120,825	5,730,730
Celanese Corp.–Series A	131,100	5,548,152
Cytec Industries, Inc.	97,300	5,991,734
Lubrizol Corp.	96,700	5,237,272
Methanex Corp.	112,700	3,110,520
Rockwood Holdings, Inc.(a)	216,200	7,182,164
Zep, Inc.(a)	39,400	546,478

		33,347,050

CONTAINERS & PACKAGING–3.2%
Aptargroup, Inc.	75,900	3,105,069
Owens-Illinois, Inc.(a)	109,100	5,400,450
Silgan Holdings, Inc.	68,400	3,552,696
Sonoco Products Co.	66,800	2,183,024

		14,241,239

METALS & MINING–4.7%
Commercial Metals Co.	164,100	4,832,745
Metal Management, Inc.	70,500	3,209,865
Quanex Corp.	105,800	5,491,020
Steel Dynamics, Inc.	125,000	7,446,250

		20,979,880

		68,568,169

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–8.7%
BEVERAGES–1.7%
Molson Coors Brewing Co.–Class B	145,200	$7,495,224

FOOD & STAPLES RETAILING–4.1%
Performance Food Group Co.(a)	211,100	5,672,257
Ruddick Corp.	212,500	7,367,375
Supervalu, Inc.	137,100	5,143,992

		18,183,624

FOOD PRODUCTS–1.1%
Corn Products International, Inc.	35,000	1,286,250
Del Monte Foods Co.	109,900	1,039,654
Smithfield Foods, Inc.(a)	78,500	2,270,220
Tyson Foods, Inc.–Class A	16,800	257,544

		4,853,668

TOBACCO–1.8%
Universal Corp.	156,200	8,000,564

		38,533,080

INFORMATION TECHNOLOGY–7.7%
COMMUNICATIONS EQUIPMENT–1.2%
CommScope, Inc.(a)	104,700	5,152,287

ELECTRONIC EQUIPMENT & INSTRUMENTS–3.6%
Arrow Electronics, Inc.(a)	127,700	5,016,056
AVX Corp.	63,400	850,828
Checkpoint Systems, Inc.(a)	121,500	3,156,570
Flextronics International Ltd.(a)	32,852	396,195
Sanmina-SCI Corp.(a)	411,679	749,256
Tech Data Corp.(a)	49,500	1,867,140
Vishay Intertechnology, Inc.(a)	351,000	4,004,910

		16,040,955

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.9%
Amkor Technology, Inc.(a)	266,900	2,276,657
Siliconware Precision–SP (ADR)	243,774	2,167,151
Spansion, Inc.–Class A(a)	240,000	943,200
Teradyne, Inc.(a)	159,600	1,650,264
Zoran Corp.(a)	255,900	5,760,309

		12,797,581

		33,990,823

UTILITIES–7.2%
ELECTRIC UTILITIES–3.8%
Allegheny Energy, Inc.	44,000	2,798,840
Northeast Utilities	210,200	6,581,362
Reliant Energy, Inc.(a)	274,500	7,202,880

		16,583,082

GAS UTILITIES–0.7%
Atmos Energy Corp.	104,975	2,943,499

Company	Shares	U.S. $ Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.9%
Constellation Energy Group, Inc.	41,000	$4,203,730

MULTI-UTILITIES–1.8%
Puget Energy, Inc.	81,600	2,238,288
Wisconsin Energy Corp.	114,400	5,572,424

		7,810,712

		31,541,023

CONSUMER DISCRETIONARY–6.3%
AUTO COMPONENTS–2.4%
ArvinMeritor, Inc.	333,200	3,908,436
Autoliv, Inc.	38,500	2,029,335
TRW Automotive Holdings Corp.(a)	226,600	4,735,940

		10,673,711

HOTELS RESTAURANTS & LEISURE–0.6%
Jack in the Box, Inc.(a)	22,400	577,248
Papa John’s International, Inc.(a)	69,900	1,586,730
Vail Resorts, Inc.(a)	6,200	333,622

		2,497,600

HOUSEHOLD DURABLES–0.7%
Furniture Brands International, Inc.	186,000	1,871,160
KB Home	52,000	1,123,200

		2,994,360

LEISURE EQUIPMENT & PRODUCTS–0.3%
Brunswick Corp.	78,000	1,329,900

MULTILINE RETAIL–0.3%
Dillard’s, Inc.–Class A	79,100	1,485,498

SPECIALTY RETAIL–0.9%
AutoNation, Inc.(a)	215,849	3,380,195
Office Depot, Inc.(a)	55,000	765,050

		4,145,245

TEXTILES APPAREL & LUXURY GOODS–1.1%
Jones Apparel Group, Inc.	124,200	1,985,958
VF Corp.	41,500	2,849,390

		4,835,348

		27,961,662

HEALTH CARE–6.1%
HEALTH CARE PROVIDERS & SERVICES–4.4%
Apria Healthcare Group, Inc.(a)	98,100	2,116,017
Kindred Healthcare, Inc.(a)	133,127	3,325,512
LifePoint Hospitals, Inc.(a)	106,945	3,180,544
Molina Healthcare, Inc.(a)	162,925	6,305,198
Omnicare, Inc.	78,500	1,790,585
PharMerica Corp.(a)	47,583	660,452

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Universal Health Services, Inc.– Class B	37,800	$1,935,360

		19,313,668

LIFE SCIENCES TOOLS & SERVICES–1.6%
PerkinElmer, Inc.	262,300	6,825,046

PHARMACEUTICALS– 0.1%
King Pharmaceuticals, Inc.(a)	60,200	616,448

		26,755,162

ENERGY–3.7%
ENERGY EQUIPMENT & SERVICES–2.6%
Exterran Holdings, Inc.(a)	54,000	4,417,200
Oil States International, Inc.(a)	137,300	4,684,676
Rowan Cos., Inc.	52,900	2,087,434

		11,189,310

OIL, GAS & CONSUMABLE FUELS–1.1%
Hess Corp.	49,200	4,962,312

		16,151,622

Total Common Stocks (cost $410,087,347)		432,989,539

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–2.6%
TIME DEPOSIT–2.6%
The Bank of New York 3.25%, 1/02/08 (cost $11,474,000)	$11,474	$11,474,000

TOTAL INVESTMENTS–100.8% (cost $421,561,347)		444,463,539
Other assets less liabilities–(0.8)%		(3,449,535)

NET ASSETS–100.0%		$441,014,004

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $421,561,347)	$444,463,539
Cash	14,010
Receivable for capital stock sold	1,165,854
Dividends and interest receivable	437,325

Total assets	446,080,728

LIABILITIES
Payable for investment securities purchased	4,004,133
Payable for capital stock redeemed	627,104
Advisory fee payable	283,741
Distribution fee payable	63,094
Administrative fee payable	23,750
Transfer Agent fee payable	155
Accrued expenses	64,747

Total liabilities	5,066,724

NET ASSETS	$441,014,004

COMPOSITION OF NET ASSETS
Capital stock, at par	$25,855
Additional paid-in capital	377,083,790
Undistributed net investment income	1,979,830
Accumulated net realized gain on investment transactions	39,022,337
Net unrealized appreciation of investments	22,902,192

$441,014,004

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$146,349,702	8,551,928	$17.11
B	$294,664,302	17,303,351	$17.03

See	notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $29,200)	$6,003,093
Interest	607,999

Total investment income	6,611,092

EXPENSES
Advisory fee (see Note B)	3,472,328
Distribution fee—Class B	738,258
Transfer agency—Class A	2,420
Transfer agency—Class B	4,232
Custodian	149,265
Administrative	94,000
Printing	54,556
Audit	41,100
Legal	19,014
Directors’ fees	1,551
Miscellaneous	13,840

Total expenses	4,590,564

Net investment income	2,020,528

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	39,210,437
Net change in unrealized appreciation/depreciation of investments	(37,944,019)

Net gain on investment transactions	1,266,418

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,286,946

See	notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,020,528	$3,641,634
Net realized gain on investment transactions	39,210,437	30,916,131
Net change in unrealized appreciation/depreciation of investments	(37,944,019)	14,815,682

Net increase in net assets from operations	3,286,946	49,373,447
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,546,634)	(603,339)
Class B	(2,098,492)	(500,061)
Net realized gain on investment transactions
Class A	(11,437,901)	(9,975,197)
Class B	(19,627,077)	(14,763,715)
CAPITAL STOCK TRANSACTIONS
Net increase	61,220,944	67,035,082

Total increase	29,797,786	90,566,217
NET ASSETS
Beginning of period	411,216,218	320,650,001

End of period (including undistributed net investment income of $1,979,830 and $3,604,428, respectively)	$441,014,004	$411,216,218

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

12

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2007, there were no expenses waived by the Adviser.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $223,370, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$176,733,486		$143,725,658
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$421,636,937

Gross unrealized appreciation	$76,941,471
Gross unrealized depreciation	(54,114,869)

Net unrealized appreciation	$22,826,602

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

14

AllianceBernstein Variable Products Series Fund

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	2,402,324	2,333,093	$45,953,766	$40,439,189
Shares issued in reinvestment of dividends and distributions	671,730	640,735	12,984,535	10,578,536
Shares redeemed	(3,362,398)	(2,003,188)	(62,942,413)	(34,746,319)

Net increase (decrease)	(288,344)	970,640	$(4,004,112)	$16,271,406

Class B
Shares sold	5,080,121	3,705,438	$96,210,635	$63,976,712
Shares issued in reinvestment of dividends and distributions	1,128,015	927,889	21,725,569	15,263,776
Shares redeemed	(2,872,598)	(1,639,985)	(52,711,148)	(28,476,812)

Net increase	3,335,538	2,993,342	$65,225,056	$50,763,676

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$7,015,383	$5,332,956
Net long-term capital gains	27,694,721	20,509,356

Total taxable distributions	34,710,104	25,842,312

Total distributions paid	$34,710,104	$25,842,312

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,794,271
Undistributed long-term capital gains	31,283,487
Unrealized appreciation/(depreciation)	22,826,601	(a)

Total accumulated earnings/(deficit)	$63,904,359

(a)	The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On

16

AllianceBernstein Variable Products Series Fund

September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

17

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$18.08	$17.06		$16.84		$14.49		$10.46

Income From Investment Operations
Net investment income (a)	.11	.20		.09	(b)	.14	(b)	.04	(b)
Net realized and unrealized gain on investment transactions	.36	2.14		1.02		2.60		4.23

Net increase in net asset value from operations	.47	2.34		1.11		2.74		4.27

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.08)		(.13)		(.03)		(.07)
Distributions from net realized gain on investment transactions	(1.27)	(1.24)		(.76)		(.36)		(.17)

Total dividends and distributions	(1.44)	(1.32)		(.89)		(.39)		(.24)

Net asset value, end of period	$17.11	$18.08		$17.06		$16.84		$14.49

Total Return
Total investment return based on net asset value (c)	1.71%	14.42%		6.91%		19.30%		41.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$146,350	$159,804		$134,235		$118,981		$90,949
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.83%	.86	%(d)	.87%		.86%		1.20%
Expenses, before waivers and reimbursements	.83%	.86	%(d)	.87%		1.09%		1.28%
Net investment income	.59%	1.15	%(d)	.53	%(b)	.96	%(b)	.34	%(b)
Portfolio turnover rate	32%	46%		33%		30%		21%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$18.00	$16.99		$16.79		$14.46		$10.46

Income From Investment Operations
Net investment income (a)	.07	.16		.05	(b)	.11	(b)	.01	(b)
Net realized and unrealized gain on investment transactions	.37	2.13		1.01		2.59		4.22

Net increase in net asset value from operations	.44	2.29		1.06		2.70		4.23

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.04)		(.10)		(.01)		(.06)
Distributions from net realized gain on investment transactions	(1.27)	(1.24)		(.76)		(.36)		(.17)

Total dividends and distributions	(1.41)	(1.28)		(.86)		(.37)		(.23)

Net asset value, end of period	$17.03	$18.00		$16.99		$16.79		$14.46

Total Return
Total investment return based on net asset value (c)	1.53%	14.20%		6.63%		19.08%		40.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$294,664	$251,412		$186,415		$142,516		$82,954
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.08%	1.11	%(d)	1.12%		1.12%		1.45%
Expenses, before waivers and reimbursements	1.08%	1.11	%(d)	1.12%		1.34%		1.53%
Net investment income	.35%	.91	%(d)	.29	%(b)	.75	%(b)	.05	%(b)
Portfolio turnover rate	32%	46%		33%		30%		21%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small/Mid Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

The Portfolio designates $27,694,721 from distributions made in fiscal year ended December 31, 2007 as capital gain dividends.

For corporate shareholders, 95.54% of the total ordinary income distribution paid during the fiscal year ended December 31, 2007 qualifies for the corporate dividends received deduction.

21

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1) John H. Dobkin(1) Michael J. Downey(1)	D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President James W. MacGregor(2), Vice President Andrew J. Weiner(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Small/Mid-Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor, and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR

INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”, formerly, Alliance Capital Management Corporation (“ACMC”)) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at PriceWaterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

23

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008. President, Fidelity Accounting and Custody Services Company from 1993–1995. Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975–1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005–2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993–2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Mayer is an “interested person” as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

James W. MacGregor 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Andrew J. Weiner 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$434.2	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.02% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio		Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20 Class B 1.45	% %	0.86 1.11	% %	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule[5]	Effective AB Inst. Adv. Fee	Fund Advisory Fee[6]
Small/Mid Cap Value Portfolio	$434.2	Small & Mid Cap Value Schedule 95 bp on 1st $ 25m 75 bp on next $25m 65 bp on next $50m 55 bp on the balance Minimum account size $10m	0.596%	0.750%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	With respect to the Portfolios listed as “N/A,” the Adviser has represented that there are no categories in the Form ADV for institutional products with substantially similar investment styles as the Portfolios.

6	Fund advisory fee based on February 28, 2007 net assets.

27

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Small/Mid Cap Value Fund:7

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund	Sub-advised Fund	Fee Schedule
Small/Mid Cap Value Portfolio	Client #1	0.50% on 1st $250 million 0.45% thereafter
	Client #2	0.72% on 1st $25 million 0.54% on next $250 million 0.50% thereafter
	Client #3	0.80% on 1st $25 million 0.60% thereafter

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/ objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Small/Mid Cap Value Portfolio	0.750	0.750	9/17

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively Small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

28

AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.866	0.866	8/17	0.866	11/23

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $548,107 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payment in the amount of $402,299 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2006.

29

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Small/Mid Cap Value Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	14.42	14.42	14.24	9/17	15/30
3 year	13.43	14.55	14.45	13/16	20/27
5 year	14.10	13.42	13.12	2/11	2/18

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

30

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Small/Mid Cap Value Portfolio	14.42	13.43	14.10	14.58	14.55	0.81	5
Russell 2500 Value Index	17.80	14.02	13.16	11.99	13.81	0.94	5
Russell 2500 Index	16.17	14.10	12.19	10.62	15.04	0.68	5

Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Utility Income Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

UTILITY INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

January 31, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Utility Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is current income and long-term growth of capital. The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas and water utility industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its net assets. The Portfolio invests at least 65% of its net assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio’s investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities. The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements. The Portfolio also may enter into forward commitments and standby commitment agreements.

INVESTMENT RESULTS

The table on page 3 provides performance data for the Portfolio and its benchmark, the Standard & Poor’s (S&P) 500 Utilities Index (the “Index”), for the one-, five- and 10-year periods ended December 31, 2007. The Index includes only domestic electric utilities, but excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities.

The Portfolio outperformed the benchmark for the annual reporting period ended December 31, 2007. The Portfolio’s relative outperformance was principally attributed to its overweight position in more defensive, high-quality utilities with strong fundamentals. Some of the traditional regulated names underperformed, mainly exacerbated by regulatory issues, while others were impacted by modest earnings growth prospects with pending rate cases.

Volatility in the broad market has reflected investors’ concerns regarding the U.S. subprime mortgage market and related credit concerns, as well as the weakening economic outlook and fears of recession and inflation (rising energy costs). Moreover, as these uncertainties gained momentum, the Portfolio’s Manager (the “Manager”) believes investors sought out utilities as a “safe haven” investment alternative.

MARKET REVIEW AND INVESTMENT STRATEGY

In 2008, the Manager believes utility stocks—offering similar earnings growth prospects and a more attractive yield—will continue to be valued in line with the Index. Nevertheless, the strength of electricity prices going forward has kept investors focused on utilities with wholesale generation subsidiaries, while the U.S. Federal Reserve’s rate cuts have brought yield-oriented investors back to utilities. Regulation, always a significant factor regarding electric stocks, has been as constructive and balanced as the Manager has seen in more than 20 years. Regulators are looking favorably towards environmental, renewable energy and energy efficiency programs. Transmission upgrades and new transmission projects are also gaining regulatory approvals with incentivized rate-making procedures. In the next few years, many companies will need to build new power generation and transmission, which the Team anticipates will receive equally constructive regulatory treatment. The Manager expects utilities to remain focused on improving reliability through infrastructure investment and as such, looks for earnings growth to be supported by rate base growth. In the Manager’s view, those electric utility and independent power companies with low-cost coal or nuclear generation have the opportunity to sell excess capacity at attractive prices, or can potentially reset contracts at higher margins. Continued strong forward pricing of electricity, coupled with capacity payment auctions, may result in solid, above-average earnings growth for nonregulated generating companies.

In terms of investment strategy, for the annual period ended December 31, 2007, the Portfolio continued to accumulate defensive positions within telecommunications and integrated utilities. The Manager focused on high-quality companies with strong fundamentals. The Portfolio’s holdings consisted of a select group of high-quality companies that displayed stronger growth prospects. The Manager believes that the utility sector may provide long-term stability with solid fundamentals; however, the Manager also believes that the overall markets will continue to be challenging—facing fears of inflation, rising energy prices and the continuing subprime crisis—in the months ahead. The Manager expects to maintain the Portfolio’s focus on defensive companies with limited regulatory exposure, rising free cash flow, growing dividends and earnings stability.

1

UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Utilities Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Utilities Index includes only domestic electric utilities, but excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the utilities industries and may therefore be subject to greater risks, including government regulation, and volatility than a fund with a more diversified portfolio. The Portfolio is also subject to interest rate and credit risk. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in equity and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Utility Income Portfolio Class A	22.35%	21.24%	10.05%
AllianceBernstein Utility Income Portfolio Class B	22.04%	20.95%	21.75%*
S&P 500 Utilities Index	19.38%	21.50%	7.77%
* Since inception of the Portfolio’s Class B shares on 7/22/02.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.95% and 1.20% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gain distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

UTILITY INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Utility Income Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,106.02	$4.83	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63	0.91%

Class B
Actual	$1,000	$1,104.67	$6.15	1.16%
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.90	1.16%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Entergy Corp. (Common & Preferred)	$2,806,289	3.2%
FPL Group, Inc.	2,555,306	3.0
Exelon Corp.	2,530,840	2.9
Williams Cos, Inc.	2,495,655	2.9
Public Service Enterprise Group, Inc.	2,421,616	2.8
Sempra Energy	2,362,207	2.7
AT&T, Inc.	2,327,567	2.7
Allegheny Energy, Inc.	2,261,336	2.6
NRG Energy, Inc.	2,258,014	2.6
Equitable Resources, Inc.	2,232,432	2.6

	$24,251,262	28.0%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Utilities	$63,256,047	73.2%
Telecommunication Services	13,949,365	16.1
Energy	4,731,434	5.5
Industrials	1,012,754	1.2
Other Instruments	834,700	1.0
Information Technology	722,246	0.8
Consumer Discretionary	651,298	0.8
Short-Term Investments	1,248,000	1.4

Total Investments	$86,405,844	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–92.7%

UTILITIES–70.0%
ELECTRIC UTILITIES–33.0%
Allegheny Energy, Inc.	35,550	$2,261,336
American Electric Power Co., Inc.	18,983	883,849
Cia Energetica de Minas Gerais (Sponsored) (ADR)	76,000	1,402,960
CLP Holdings Ltd.	163,000	1,107,425
CPFL Energia SA (ADR)	9,400	532,604
Duke Energy Corp.	61,948	1,249,491
Edison International	27,500	1,467,675
Electricite de France	8,000	952,899
Enel SpA (Sponsored) (ADR)	17,050	1,013,947
Entergy Corp.	10,700	1,278,864
Exelon Corp.	31,000	2,530,840
FirstEnergy Corp.	26,300	1,902,542
Fortum Oyj	28,000	1,257,776
FPL Group, Inc.	37,700	2,555,306
ITC Holdings Corp.	35,000	1,974,700
Northeast Utilities	16,900	529,139
PPL Corp.	37,500	1,953,375
Progress Energy, Inc.	16,000	774,880
Scottish & Southern Energy PLC	55,584	1,812,458
The Southern Co.	27,200	1,054,000

		28,496,066

GAS UTILITIES–9.0%
AGL Resources, Inc.	28,500	1,072,740
Equitable Resources, Inc.	41,900	2,232,432
Hong Kong & China Gas Co.	467,500	1,424,065
New Jersey Resources Corp.	13,100	655,262
Oneok, Inc.	36,500	1,634,105
Questar Corp.	14,300	773,630

		7,792,234

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–9.9%
The AES Corp.(a)	75,100	1,606,389
AES Tiete SA	46,593,600	2,067,918
Constellation Energy Group, Inc.	9,000	922,770
Dynegy, Inc.–Class A(a)	56,363	402,432
Iberdrola Renovables(a)	86,766	716,739
NRG Energy, Inc.(a)	52,100	2,258,014
Ormat Technologies, Inc.	10,800	594,108

		8,568,370

MULTI–UTILITIES–18.1%
Centerpoint Energy, Inc.	92,100	1,577,673
Consolidated Edison, Inc.	19,400	947,690
National Grid PLC (ADR)	23,438	1,955,901
NSTAR	45,400	1,644,388
PG&E Corp.	36,000	1,551,240
Public Service Enterprise Group, Inc.	24,650	2,421,616
Sempra Energy	38,174	2,362,207
Suez SA	7,100	483,269

Company	Shares	U.S. $ Value

Veolia Environnement	9,693	$882,923
Xcel Energy, Inc.	80,500	1,816,885

		15,643,792

		60,500,462

TELECOMMUNICATION SERVICES–16.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–9.1%
AT&T, Inc.	56,005	2,327,567
Chunghwa Telecom Co. Ltd.	34,009	717,932
Golden Telecom, Inc.(a)	11,900	1,201,305
Verizon Communications, Inc.	50,600	2,210,714
Windstream Corp.	109,200	1,421,784

		7,879,302

WIRELESS TELECOMMUNICATION SERVICES–7.0%
America Movil SAB de CV Series L (ADR)	35,060	2,152,333
MTN Group Ltd.	53,500	1,002,038
Vimpel-Communications (ADR)	38,600	1,605,760
Vodafone Group PLC (ADR)	35,100	1,309,932

		6,070,063

		13,949,365

ENERGY–3.8%
OIL, GAS & CONSUMABLE FUELS–3.8%
China Shenhua Energy Co. Ltd.–Class H	141,500	833,545
Williams Cos, Inc.	69,750	2,495,655

		3,329,200

INDUSTRIALS–1.2%
CONSTRUCTION & ENGINEERING–1.2%
Fluor Corp.	6,950	1,012,754

INFORMATION TECHNOLOGY–0.8%
COMMUNICATIONS EQUIPMENT–0.8%
Nokia OYJ	18,800	722,246

CONSUMER DISCRETIONARY–0.8%
MEDIA–0.8%
Grupo Televisa SA (Sponsored) (ADR)	27,400	651,298

Total Common Stocks (cost $53,539,180)		80,165,325

CONVERTIBLE–PREFERRED STOCKS–3.2%
UTILITIES–3.2%
ELECTRIC UTILITIES–1.8%
Entergy Corp. 7.625%	21,400	1,527,425

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTI–UTILITIES–1.4%
PNM Resources, Inc. 6.75%	30,400	$1,228,160

Total Convertible–Preferred Stocks (cost $2,585,400)		2,755,585

INVESTMENT COMPANIES–1.6%
ENERGY–1.6%
OIL, GAS & CONSUMABLE FUELS–1.6%
Tortoise Energy Capital Corp. (cost $1,411,234)	55,534	1,402,234

NON-CONVERTIBLE– PREFERRED STOCKS–1.0%
OTHER INSTRUMENTS–1.0%
Georgia Power Co. 6.00% (cost $861,200)	34,000	834,700

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.4%
TIME DEPOSIT–1.4%
The Bank of New York 3.25%, 1/02/08 (cost $1,248,000)	$1,248	$1,248,000

TOTAL INVESTMENTS–99.9% (cost $59,645,014)		86,405,844
Other assets less liabilities–0.1%		43,401

NET ASSETS–100.0%		$86,449,245

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $59,645,014)	$86,405,844
Cash	350
Receivable for capital stock sold	272,692
Dividends and interest receivable	155,450
Receivable for investment securities sold	9,626

Total assets	86,843,962

LIABILITIES
Payable for capital stock redeemed	273,376
Advisory fee payable	40,368
Custodian fee payable	37,000
Administrative fee payable	23,750
Distribution fee payable	3,739
Transfer Agent fee payable	116
Accrued expenses	16,368

Total liabilities	394,717

NET ASSETS	$86,449,245

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,911
Additional paid-in capital	49,773,990
Undistributed net investment income	1,923,932
Accumulated net realized gain on investment and foreign currency transactions	7,987,328
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	26,761,084

$86,449,245

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$68,833,141	2,315,160	$29.73
B	$17,616,104	596,139	$29.55

See notes to financial statements.

8

UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $38,876)	$2,680,720
Interest	66,820

Total investment income	2,747,540

EXPENSES
Advisory fee (see Note B)	458,412
Distribution fee—Class B	39,985
Transfer agency—Class A	1,356
Transfer agency—Class B	296
Custodian	114,700
Administrative	94,000
Audit	41,100
Printing	17,987
Legal	15,115
Directors’ fees	1,550
Miscellaneous	9,731

Total expenses	794,232

Net investment income	1,953,308

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	8,229,676
Foreign currency transactions	(10,783)
Net change in unrealized appreciation/depreciation of:
Investments	6,271,770
Foreign currency denominated assets and liabilities	251

Net gain on investment and foreign currency transactions	14,490,914

NET INCREASE IN NET ASSETS FROM OPERATIONS	$16,444,222

See notes to financial statements.

9

UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,953,308	$1,860,551
Net realized gain on investment and foreign currency transactions	8,218,893	7,740,434
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,272,021	5,644,710

Net increase in net assets from operations	16,444,222	15,245,695
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,533,201)	(1,462,511)
Class B	(318,889)	(265,556)
Net realized gain on investment and foreign currency transactions
Class A	(51,536)	–0–
Class B	(11,702)	–0–
CAPITAL STOCK TRANSACTIONS
Net decrease	(7,465,877)	(2,365,169)

Total increase	7,063,017	11,152,459
NET ASSETS
Beginning of period	79,386,228	68,233,769

End of period (including undistributed net investment income of $1,923,932 and $1,833,497, respectively)	$86,449,245	$79,386,228

See notes to financial statements.

10

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Utility Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is current income and long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

11

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007 amounted to $59,329, of which $13,490 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

12

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$27,852,751		$32,924,452
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$59,688,234

Gross unrealized appreciation	$27,287,311
Gross unrealized depreciation	(569,701)

Net unrealized appreciation	$26,717,610

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

13

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	526,823	658,467	$14,519,248	$14,693,371
Shares issued in reinvestment of dividends and distributions	58,456	70,483	1,584,737	1,462,511
Shares redeemed	(905,371)	(926,754)	(24,466,121)	(20,387,388)

Net decrease	(320,092)	(197,804)	$(8,362,136)	$(4,231,506)

Class B
Shares sold	181,156	273,184	$4,923,828	$5,950,203
Shares issued in reinvestment of dividends and distributions	12,249	12,847	330,591	265,556
Shares redeemed	(159,441)	(199,217)	(4,358,160)	(4,349,422)

Net increase	33,964	86,814	$896,259	$1,866,337

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

14

AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$1,852,090	$1,728,067
Long-term capital gains	63,238	–0	–

Total taxable distributions	1,915,328	1,728,067

Total distributions paid	$1,915,328	$1,728,067

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,334,537
Undistributed long-term capital gains	7,619,942
Unrealized appreciation/(depreciation)	26,717,863	(a)

Total accumulated earnings/(deficit)	$36,672,342

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

15

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

16

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.85	$20.64	$18.17	$14.95	$12.86

Income From Investment Operations
Net investment income (a)	.65	.59	.53	.43	(b)	.35
Net realized and unrealized gain on investment and foreign currency transactions	4.85	4.20	2.35	3.13	2.18

Net increase in net asset value from operations	5.50	4.79	2.88	3.56	2.53

Less: Dividends and Distributions
Dividends from net investment income	(.60)	(.58)	(.41)	(.34)	(.44)
Distributions from net realized gain on investment and foreign currency transactions	(.02)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.62)	(.58)	(.41)	(.34)	(.44)

Net asset value, end of period	$29.73	$24.85	$20.64	$18.17	$14.95

Total Return
Total investment return based on net asset value (c)	22.35	%*	23.76%	16.05%	24.33%	19.88%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,833	$65,490	$58,468	$52,391	$43,323
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.90%	.95	%(d)	.97%	1.08%	1.48%
Expenses, before waivers and reimbursements	.90%	.95	%(d)	.97%	1.21%	1.48%
Net investment income	2.39%	2.67	%(d)	2.72%	2.69	%(b)	2.60%
Portfolio turnover rate	34%	48%	52%	48%	76%

See footnote summary on page 18.

17

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31 ,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.72	$20.54	$18.10	$14.92	$12.86

Income From Investment Operations
Net investment income (a)	.58	.53	.48	.38	(b)	.28
Net realized and unrealized gain on investment and foreign currency transactions	4.82	4.19	2.34	3.13	2.21

Net increase in net asset value from operations	5.40	4.72	2.82	3.51	2.49

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.54)	(.38)	(.33)	(.43)
Distributions from net realized gain on investment and foreign currency transactions	(.02)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.57)	(.54)	(.38)	(.33)	(.43)

Net asset value, end of period	$29.55	$24.72	$20.54	$18.10	$14.92

Total Return
Total investment return based on net asset value (c)	22.04	%*	23.49%	15.76%	24.01%	19.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,616	$13,896	$9,766	$6,517	$2,802
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.16%	1.20	%(d)	1.22%	1.30%	1.73%
Expenses, before waivers and reimbursements	1.16%	1.20	%(d)	1.22%	1.43%	1.73%
Net investment income	2.14%	2.41	%(d)	2.45%	2.41	%(b)	2.07%
Portfolio turnover rate	34%	48%	52%	48%	76%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.27%.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Utility Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of AllianceBernstein Utility Income Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Utility Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

19

TAX INFORMATION (unaudited)

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2007 qualifies for the corporate dividends received deduction.

20

UTILITY INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Annie Tsao(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Portfolio’s portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Research Analyst.

21

UTILITY INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi- conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte &Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008. President, Fidelity Accounting and Custody Services Company from 1993–1995. Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975–1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005–2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993–2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

23

UTILITY INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Annie Tsao 55	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

24

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Utility Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$81.5	Utility Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.12% of the Fund’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Utility Income Portfolio	Class A 0.95%	December 31
Class B 1.20%

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

25

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Utility Income Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Utility Income Fund, Inc.:4

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Utility Income Portfolio	Utility Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Portfolio.6

4	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

26

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that do not have the same load type.

Portfolio	Contractual Management Fee[7]	Lipper Group Median	Rank
Utility Income Portfolio[8]	0.550	0.700	1/10

The Portfolio’s Lipper Expense Universe’s (“EU”) was not expanded to include all funds with no 12b-1 or non 12b-1 service fees, aside from the two funds that were added to the Portfolio’s EG, since expanding the Portfolio’s EU with funds or different load types would have caused the EU to have multiple classes of the same funds. Note that a “normal” EU will include funds that have the same load type as the subject Portfolio.9 Since two of the Portfolio’s EG peers are funds with a 12b-1/non 12b-1 service fee, supplemental information showing the EG’s total expense ratio excluding 12b-1/non 12b-1 service fee is also presented. 10

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Utility Income Portfolio[12]	0.973	0.836	8/10	0.836	10/12
(excluding 12b-1/ non 12b-1 service fee)	0.973	0.836	8/10	0.836	10/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	The Portfolio’s EG includes the Portfolio, nine other variable insurance product (“VIP”) Utility funds (“UT”). However, it should be noted that two of the nine UT funds have a 12b-1 or non 12b-1 service fee.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Note that the Portfolio’s total expense ratio ranking and the medians of the Portfolio’s EG & EU are the same before and after 12b-1/non 12b-1 service fees.

11	Most recently completed fiscal year end Class A total expense ratio.

12	The Portfolio’s EU includes the Portfolio, EG and all other VIP UT funds with no 12b-1 or non 12b-1 service fees, excluding outliers.

27

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $29,195 in Rule 12b-1 fees. The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $68,652 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

28

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Utility Income Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	23.76	29.16	31.00	9/10	11/13
3 year	21.32	21.58	21.58	6/9	7/11
5 year	10.76	10.84	10.84	6/9	7/11
10 year	10.35	10.15	10.15	3/6	4/8

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Utility Income Portfolio	23.76	21.32	10.76	10.35	10.40	13.29	0.53	10
S&P 500 GICS Utility Composite	20.99	20.66	9.20	8.24	11.38	17.53	0.33	10
Inception Date: May 10, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 5, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad market, as represented by the Standard and Poor’s (S&P) 500 Stock Index, for the one- and five-year periods ended December 31, 2007, and since the Portfolio’s Class A shares’ inception on July 22, 2002, and the Portfolio’s Class B shares’ inception on May 1, 2001.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2007. Negative stock selection within financials, consumer discretionary and energy detracted from the Portfolio’s performance, while strong performance from holdings within information technology, health care and materials contributed positively to the Portfolio’s relative return. Sector selection was also a detractor from Portfolio performance, with benefits from the Portfolio’s underweight position in financials offset by underweight positions within energy and utilities and an overweight position in consumer discretionary.

MARKET REVIEW AND INVESTMENT STRATEGY

The summer of 2007 saw heightened market anxiety, as the U.S. experienced further deterioration in the housing and mortgage-related markets, reflected in rising delinquency rates for U.S. subprime mortgages. Anxiety regarding the value of securities linked to these mortgages spread, sparking greater sensitivity to risk across capital markets. Despite continued turmoil within the subprime mortgage market, U.S. equity markets rose in September and October of 2007, as investor confidence was boosted when the U.S. Federal Reserve lowered interest rates. In November, U.S. stocks declined again amid the continuing global credit crisis and growing worries about the outlook for the economy and corporate profits. A fresh round of joint measures by central banks in December sought to alleviate pressure in the short-term money markets, but investors remained nervous about further bank write-offs. As a result, equity-market volatility remained elevated from the unusually low level that had prevailed for an extended period before the subprime mortgage crisis struck.

Stress was concentrated in the financials, housing and consumer discretionary sectors, all of which significantly underperformed the market. This led valuation spreads to widen from the unusually low levels observed during the last several years to an average level. A central tenet of the investment process is to keep the Portfolio’s risk proportionate to the value opportunity that the U.S. Value Investment Policy Group (the “Group”) identifies. The Group believes that anxiety creates opportunity, and continues to monitor the market for opportunities to take advantage of investor overreaction that may arise, for example, as a result of the ongoing stress in credit markets. As always, the Group continues to tap the resources of its extensive research effort to help uncover the value opportunities that do exist.

1

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800. 984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is composed of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other factors affecting that country may have a more significant effect on the Portfolio’s net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	Since Inception*
AllianceBernstein Value Portfolio Class A	-3.95%	12.37%	13.18%
AllianceBernstein Value Portfolio Class B	-4.16%	12.25%	6.92%
Russell 1000 Value Index	-0.17%	14.63%	15.03%
S&P 500 Stock Index	5.49%	12.83%	13.36%

*  Since inception of the Portfolio’s Class A shares on 7/22/02 and Class B shares on 5/1/01. Since-inception returns for the Russell 1000 Value Index and the S&P 500 Stock Index are as of the Portfolio’s Class A share inception date.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.69% and 0.94% for Class A and Class B respectively.

ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

7/22/02* – 12/31/07

* Since inception of the Portfolio’s Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 7/22/02* to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

VALUE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each classes’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each classes’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Value Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$907.43	$3.08	0.64%
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26	0.64%

Class B
Actual	$1,000	$906.64	$4.28	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53	0.89%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp	$20,855,394	6.3%
AT&T, Inc.	13,818,700	4.2
General Electric Co.	13,612,104	4.1
Chevron Corp.	11,582,253	3.5
Bank of America Corp.	10,075,692	3.0
Pfizer, Inc.	9,223,834	2.8
ConocoPhillips	8,785,850	2.6
JPMorgan Chase & Co.	8,001,045	2.4
Verizon Communications, Inc.	7,615,167	2.3
Citigroup, Inc.	7,489,536	2.2

	$111,059,575	33.4%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$88,816,592	26.6%
Energy	51,261,075	15.3
Consumer Discretionary	37,059,981	11.1
Consumer Staples	30,687,652	9.2
Industrials	29,905,562	9.0
Telecommunication Services	27,011,127	8.1
Health Care	22,274,551	6.7
Materials	15,292,119	4.6
Information Technology	14,535,937	4.3
Utilities	7,427,542	2.2
Short-Term Investments	9,780,000	2.9

Total Investments	$334,052,138	100.0%

*	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poors. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. The GICS structure consists of 10 sectors, 24 industry groups, 64 industries and 139 sub-industries. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%

FINANCIALS–26.7%
CAPITAL MARKETS–3.3%
Deutsche Bank AG	12,100	$1,565,861
The Goldman Sachs Group, Inc.	3,600	774,180
Janus Capital Group, Inc.	53,000	1,741,050
Merrill Lynch & Co., Inc.	49,000	2,630,320
Morgan Stanley	77,400	4,110,714

		10,822,125

COMMERCIAL BANKS–3.7%
BB&T Corp.	13,500	414,045
Comerica, Inc.	33,800	1,471,314
Fifth Third Bancorp	35,900	902,167
Keycorp	37,200	872,340
National City Corp.	67,300	1,107,758
SunTrust Banks, Inc.	14,200	887,358
U.S. Bancorp	73,200	2,323,368
Wachovia Corp.	46,100	1,753,183
Wells Fargo & Co.	85,300	2,575,207

		12,306,740

CONSUMER FINANCE–0.2%
Discover Financial Services	47,700	719,316

DIVERSIFIED FINANCIAL SERVICES–7.7%
Bank of America Corp.	244,200	10,075,692
Citigroup, Inc.	254,400	7,489,536
JPMorgan Chase & Co.	183,300	8,001,045

		25,566,273

INSURANCE–10.3%
ACE Ltd.	42,100	2,600,938
Allstate Corp.	65,000	3,394,950
AMBAC Financial Group, Inc.	31,400	809,178
American International Group, Inc.	125,800	7,334,140
Chubb Corp.	36,000	1,964,880
Fidelity National Financial, Inc.–Class A	62,700	916,047
Genworth Financial, Inc.–Class A	91,100	2,318,495
Hartford Financial Services Group, Inc.	22,900	1,996,651
MBIA, Inc.	28,400	529,092
MetLife, Inc.	46,000	2,834,520
Old Republic International Corp.	70,300	1,083,323
PartnerRe Ltd.	4,300	354,879
RenaissanceRe Holdings Ltd.	16,300	981,912
Torchmark Corp.	12,700	768,731
The Travelers Cos, Inc.	63,600	3,421,680
Unum Group	95,000	2,260,050
XL Capital Ltd.–Class A	14,900	749,619

		34,319,085

THRIFTS & MORTGAGE FINANCE–1.5%
Federal Home Loan Mortgage Corp.	41,900	1,427,533
Federal National Mortgage Association	70,600	2,822,588
Washington Mutual, Inc.	61,200	832,932

		5,083,053

		88,816,592

Company	Shares	U.S. $ Value

ENERGY–15.4%
OIL, GAS & CONSUMABLE FUELS–15.4%
BP PLC (Sponsored) (ADR)	24,800	$1,814,616
Chevron Corp.	124,100	11,582,253
ConocoPhillips	99,500	8,785,850
Exxon Mobil Corp.	222,600	20,855,394
Marathon Oil Corp.	64,200	3,907,212
Occidental Petroleum Corp.	7,000	538,930
Royal Dutch Shell PLC (ADR)	21,900	1,843,980
Total SA (ADR)	23,400	1,932,840

		51,261,075

CONSUMER DISCRETIONARY–11.2%
AUTO COMPONENTS–1.4%
Autoliv, Inc.	27,900	1,470,609
BorgWarner, Inc.	32,400	1,568,484
Lear Corp.(a)	11,868	328,269
Magna International, Inc.–Class A	14,500	1,166,235

		4,533,597

AUTOMOBILES–0.6%
General Motors Corp.	83,700	2,083,293

HOTELS, RESTAURANTS & LEISURE–1.4%
McDonald's Corp.	80,100	4,718,691

HOUSEHOLD DURABLES–1.0%
Black & Decker Corp.	13,500	940,275
Centex Corp.	29,600	747,696
KB Home	31,200	673,920
Newell Rubbermaid, Inc.	13,100	339,028
Pulte Homes, Inc.	70,200	739,908

		3,440,827

LEISURE EQUIPMENT & PRODUCTS–0.5%
Brunswick Corp.	32,200	549,010
Mattel, Inc.	49,200	936,768

		1,485,778

MEDIA–2.9%
CBS Corp.–Class B	83,300	2,269,925
Gannett Co., Inc.	53,200	2,074,800
Idearc, Inc.	53,600	941,216
Interpublic Group of Cos., Inc.(a)	76,900	623,659
Time Warner, Inc.	91,800	1,515,618
Viacom, Inc.–Class B(a)	41,300	1,813,896
The Walt Disney Co.	13,500	435,780

		9,674,894

MULTILINE RETAIL–1.1%
Dillard's, Inc.–Class A	24,700	463,866
Family Dollar Stores, Inc.	48,800	938,424
Macy's, Inc.	79,700	2,061,839

		3,464,129

SPECIALTY RETAIL–1.7%
The Gap, Inc.	89,200	1,898,176
Home Depot, Inc.	86,100	2,319,534
Ltd. Brands, Inc.	39,500	747,735
Office Depot, Inc.(a)	43,000	598,130

		5,563,575

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.6%
Jones Apparel Group, Inc.	47,300	$756,327
VF Corp.	19,500	1,338,870

		2,095,197

		37,059,981

CONSUMER STAPLES–9.2%
BEVERAGES–0.7%
Molson Coors Brewing Co.– Class B	42,800	2,209,336

FOOD & STAPLES RETAILING–2.0%
The Kroger Co.	59,500	1,589,245
Safeway, Inc.	63,200	2,162,072
Supervalu, Inc.	57,100	2,142,392
Wal-Mart Stores, Inc.	14,500	689,185

		6,582,894

FOOD PRODUCTS–2.3%
ConAgra Foods, Inc.	53,000	1,260,870
General Mills, Inc.	26,200	1,493,400
Kellogg Co.	27,800	1,457,554
Kraft Foods, Inc.–Class A	22,400	730,912
Sara Lee Corp.	119,800	1,923,988
Tyson Foods, Inc.–Class A	52,800	809,424

		7,676,148

HOUSEHOLD PRODUCTS–2.5%
Colgate-Palmolive Co.	16,300	1,270,748
Procter & Gamble Co.	97,200	7,136,424

		8,407,172

TOBACCO–1.7%
Altria Group, Inc.	76,900	5,812,102

		30,687,652

INDUSTRIALS–9.0%
AEROSPACE & DEFENSE–1.2%
Boeing Co.	16,300	1,425,598
Lockheed Martin Corp.	5,700	599,982
Northrop Grumman Corp.	25,000	1,966,000

		3,991,580

COMMERCIAL SERVICES & SUPPLIES–0.9%
Allied Waste Industries, Inc.(a)	115,000	1,267,300
Pitney Bowes, Inc.	41,100	1,563,444

		2,830,744

INDUSTRIAL CONGLOMERATES–4.4%
General Electric Co.	367,200	13,612,104
Tyco International Ltd.	26,470	1,049,535

		14,661,639

MACHINERY–2.4%
Caterpillar, Inc.	22,500	1,632,600
Eaton Corp.	24,800	2,404,360
Ingersoll-Rand Co. Ltd.–Class A	21,600	1,003,752
SPX Corp.	18,900	1,943,865
Terex Corp.(a)	14,600	957,322

		7,941,899

Company	Shares	U.S. $ Value

ROAD & RAIL–0.1%
Avis Budget Group, Inc.(a)	36,900	$479,700

		29,905,562

TELECOMMUNICATION SERVICES–8.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–6.4%
AT&T, Inc.	332,500	13,818,700
Verizon Communications, Inc.	174,300	7,615,167

		21,433,867

WIRELESS TELECOMMUNICATION SERVICES–1.7%
Sprint Nextel Corp.	254,800	3,345,524
Vodafone Group PLC (ADR)	59,800	2,231,736

		5,577,260

		27,011,127

HEALTH CARE–6.7%
HEALTH CARE EQUIPMENT & SUPPLIES–0.2%
Covidien Ltd.	13,000	575,770

HEALTH CARE PROVIDERS & SERVICES–0.8%
AmerisourceBergen Corp. –Class A	16,600	744,842
McKesson Corp.	31,800	2,083,218

		2,828,060

PHARMACEUTICALS–5.7%
Eli Lilly & Co.	40,600	2,167,634
Johnson & Johnson	53,500	3,568,450
Merck & Co., Inc.	67,300	3,910,803
Pfizer, Inc.	405,800	9,223,834

		18,870,721

		22,274,551

MATERIALS–4.6%
CHEMICALS–1.7%
Ashland, Inc.	22,300	1,057,689
Dow Chemical Co.	13,600	536,112
E.I. Du Pont de Nemours & Co.	69,200	3,051,028
Lubrizol Corp.	21,600	1,169,856

		5,814,685

CONTAINERS & PACKAGING–1.2%
Owens-Illinois, Inc.(a)	34,900	1,727,550
Smurfit-Stone Container Corp.(a)	82,700	873,312
Sonoco Products Co.	40,400	1,320,272

		3,921,134

METALS & MINING–1.7%
Alcoa, Inc.	59,600	2,178,380
ArcelorMittal	35,200	2,722,720
Cleveland-Cliffs, Inc.	6,500	655,200

		5,556,300

		15,292,119

7

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–4.4%
COMMUNICATIONS EQUIPMENT–0.6%
Nokia OYJ (ADR)	52,800	$2,026,992

COMPUTERS & PERIPHERALS–1.2%
Dell, Inc.(a)	26,500	649,515
International Business Machines Corp.	23,100	2,497,110
Lexmark International, Inc.–Class A(a)	24,100	840,126

		3,986,751

ELECTRONIC EQUIPMENT & INSTRUMENTS–2.2%
Arrow Electronics, Inc.(a)	42,800	1,681,184
Avnet, Inc.(a)	55,600	1,944,332
Flextronics International Ltd.(a)	211,318	2,548,495
Sanmina-SCI Corp.(a)	111,000	202,020
Tech Data Corp.(a)	10,650	401,718
Tyco Electronics Ltd.	13,000	482,690

		7,260,439

IT SERVICES–0.2%
Electronic Data Systems Corp.	31,500	652,995

SOFTWARE–0.2%
Microsoft Corp.	17,100	608,760

		14,535,937

UTILITIES–2.2%
ELECTRIC UTILITIES–1.0%
Entergy Corp.	18,900	2,258,928
Pinnacle West Capital Corp.	26,600	1,128,106

		3,387,034

Company	Shares	U.S. $ Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.7%
Constellation Energy Group, Inc.	21,600	$2,214,648

MULTI-UTILITIES–0.5%
Dominion Resources, Inc.	35,400	1,679,730
Wisconsin Energy Corp.	3,000	146,130

		1,825,860

		7,427,542

Total Common Stocks (cost $296,935,555)		324,272,138

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.0%
TIME DEPOSIT–3.0%
The Bank of New York 3.25%, 1/02/08 (cost $9,780,000)	$9,780	9,780,000

TOTAL INVESTMENTS–100.5% (cost $306,715,555)		334,052,138
Other assets less liabilities–(0.5)%		(1,529,452)

NET ASSETS–100.0%		$332,522,686

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $306,715,555)	$334,052,138
Cash	537
Receivable for capital stock sold	882,376
Dividends and interest receivable	489,858

Total assets	335,424,909

LIABILITIES
Payable for investment securities purchased	2,582,026
Advisory fee payable	155,558
Distribution fee payable	69,999
Administrative fee payable	23,750
Payable for capital stock redeemed	8,919
Transfer Agent fee payable	116
Accrued expenses	61,855

Total liabilities	2,902,223

NET ASSETS	$332,522,686

COMPOSITION OF NET ASSETS
Capital stock, at par	$24,112
Additional paid-in capital	284,572,312
Undistributed net investment income	6,032,248
Accumulated net realized gain on investment transactions	14,557,431
Net unrealized appreciation of investments	27,336,583

$332,522,686

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$3,305,460	237,377	$13.92
B	$329,217,226	23,874,314	$13.79

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $41,455)	$8,729,028
Interest	328,681

Total investment income	9,057,709

EXPENSES
Advisory fee (see Note B)	1,831,675
Distribution fee—Class B	825,695
Transfer agency—Class A	32
Transfer agency—Class B	3,730
Custodian	126,652
Administrative	94,000
Printing	44,721
Audit	41,100
Legal	16,469
Directors’ fees	1,550
Miscellaneous	6,352

Total expenses	2,991,976

Net investment income	6,065,733

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	14,647,507
Net change in unrealized appreciation/depreciation of investments	(35,981,133)

Net loss on investment transactions	(21,333,626)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(15,267,893)

See notes to financial statements.

10

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,065,733	$3,991,270
Net realized gain on investment transactions	14,647,507	9,043,721
Net change in unrealized appreciation/depreciation of investments	(35,981,133)	35,162,198

Net increase (decrease) in net assets from operations	(15,267,893)	48,197,189
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(49,063)	(5,912)
Class B	(3,942,894)	(2,258,458)
Net realized gain on investment transactions
Class A	(96,737)	(14,248)
Class B	(9,006,172)	(6,433,182)
CAPITAL STOCK TRANSACTIONS
Net increase	51,206,829	78,319,096

Total increase	22,844,070	117,804,485
NET ASSETS
Beginning of period	309,678,616	191,874,131

End of period (including undistributed net investment income of $6,032,248 and $3,958,472, respectively)	$332,522,686	$309,678,616

See notes to financial statements.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 1, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

12

AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2007, there were no such expenses waived by the Adviser.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $78,756, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$109,053,345		$65,935,431
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$306,719,791

Gross unrealized appreciation	$59,537,901
Gross unrealized depreciation	(32,205,554)

Net unrealized appreciation	$27,332,347

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

14

AllianceBernstein Variable Products Series Fund

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	206,091	66,255	$3,225,348	$941,875
Shares issued in reinvestment of dividends and distributions	9,376	1,554	145,800	20,160
Shares redeemed	(47,296)	(21,070)	(696,046)	(300,332)

Net increase	168,171	46,739	$2,675,102	$661,703

Class B
Shares sold	5,790,699	7,859,179	$86,474,219	$107,213,399
Shares issued in reinvestment of dividends and distributions	839,758	675,341	12,949,066	8,691,640
Shares redeemed	(3,402,775)	(2,812,503)	(50,891,558)	(38,247,646)

Net increase	3,227,682	5,722,017	$48,531,727	$77,657,393

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$4,471,057	$2,470,139
Net long-term capital gains	8,623,809	6,241,661

Total distributions paid	$13,094,866	$8,711,800

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,980,701
Undistributed long-term capital gains	11,474,397
Accumulated capital and other losses	(861,183	)(a)
Unrealized appreciation/(depreciation)	27,332,347	(b)

Total accumulated earnings/(deficit)	$47,926,262

(a)	Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008, post October capital losses of $861,183.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel

16

AllianceBernstein Variable Products Series Fund

on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

17

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005		2004(a)		2003
Net asset value, beginning of period	$15.08	$12.94		$12.63		$11.20		$8.76

Income From Investment Operations
Net investment income (b)	.32	.26		.22	(c)	.25	(c)	.16	(c)
Net realized and unrealized gain (loss) on investment transactions	(.85)	2.42		.49		1.18		2.36

Net increase (decrease) in net asset value from operations	(.53)	2.68		.71		1.43		2.52

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.16)		(.18)		–0	–	(.08)
Distributions from net realized gain on investment transactions	(.42)	(.38)		(.22)		–0	–	–0	–

Total dividends and distributions	(.63)	(.54)		(.40)		–0	–	(.08)

Net asset value, end of period	$13.92	$15.08		$12.94		$12.63		$11.20

Total Return
Total investment return based on net asset value (d)	(3.95)%	21.32%		5.74%		12.77%		28.94%

Ratios/Supplemental Data
Net assets, end of period	$3,305,460	$1,043,677		$290,673		$5,699		$239
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.65%	.69	%(e)	.73%		.79	%(f)	.99%
Expenses, before waivers and reimbursements	.65%	.69	%(e)	.74%		.98	%(f)	1.06%
Net investment income	2.17%	1.89	%(e)	1.74	%(c)	2.02	%(c)(f)	1.51	%(c)
Portfolio turnover rate	20%	17%		21%		27%		27%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$14.95	$12.84		$12.54		$11.16		$8.75

Income From Investment Operations
Net investment income (b)	.27	.22		.17	(c)	.17	(c)	.12	(c)
Net realized and unrealized gain (loss) on investment transactions	(.83)	2.40		.50		1.31		2.36

Net increase (decrease) in net asset value from operations	(.56)	2.62		.67		1.48		2.48

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.13)		(.15)		(.10)		(.07)
Distributions from net realized gain on investment transactions	(.42)	(.38)		(.22)		–0	–	–0	–

Total dividends and distributions	(.60)	(.51)		(.37)		(.10)		(.07)

Net asset value, end of period	$13.79	$14.95		$12.84		$12.54		$11.16

Total Return
Total investment return based on net asset value (d)	(4.16)%	21.03%		5.48%		13.37%		28.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$329,217	$308,635		$191,583		$151,793		$117,561
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.90%	.94	%(e)	.98%		.97%		1.24%
Expenses, before waivers and reimbursements	.90%	.94	%(e)	.99%		1.15%		1.33%
Net investment income	1.82%	1.64	%(e)	1.38	%(c)	1.45	%(c)	1.29	%(c)
Portfolio turnover rate	20%	17%		21%		27%		27%

(a)	There were no Class A shares outstanding for the period May 11, 2004 through October 3, 2004.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived or reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

20

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 99.75% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2007 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2007, the Portfolio designates from distributions paid $8,623,809 as capital gain dividends.

21

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1) John H. Dobkin(1) Michael J. Downey(1)	D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	John D. Phillips, Jr.(2), Vice President
Emilie D. Wrapp, Secretary
Marilyn G. Fedak(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer
John Mahedy(2), Vice President
Christopher W. Marx(2), Vice President	Thomas R. Manley, Controller

CUSTODIAN	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher W. Marx and Mr. John D. Philips, Jr. are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001– 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #,*** Chairman of the Board 75 (1990)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

23

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Marilyn G. Fedak 61	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2003.

John Mahedy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Christopher W. Marx 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

John D. Phillips, Jr. 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

25

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$311.3	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.04% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Portfolio and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Portfolios, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.69%	December 31
	Class B 1.45%	0.94%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Portfolio	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[5]
Value Portfolio	$311.3	Diversified Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $2m	0.342%	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Portfolio advisory fee based on February 28, 2007 net assets.

27

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Value Fund: 6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Value Portfolio	Value Fund	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Portfolio	Sub-advised Fund		Fee Schedule
Value Portfolio	Client	#1	0.25% on 1st $500 million 0.20% thereafter

	Client	#2[7]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter

	Client	#3	0.23% on 1st $300 million 0.20% thereafter

	Client	#4	0.35% on 1st $200 million 0.30% thereafter

	Client	#5	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter

	Client	#6	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter

	Client	#7	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee

	Client	#8	0.35%

	Client	#9	0.20%

	Client	#10

0.60% on 1st $10 million

0.50% on next $15 million

0.40% on next $25 million

0.30% on next $50 million

0.25% on next $50 million

0.225% on next $50 million

0.20% on next $50 million

0.175% on next $50 million

0.150% thereafter

6	It should be noted that the AllianceBernstein Mutual Portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Portfolio.

7	This is the fee schedule of a Portfolio managed by an affiliate of the Adviser.

28

AllianceBernstein Variable Products Series Fund

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Value Portfolio	0.550	0.750	3/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.730	0.804	3/12	0.817	10/28

Based on this analysis, the Portfolio has an equally favorable ranking on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized Portfolios that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different Portfolios categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one Portfolio.

12	Most recently completed fiscal year end Class A total expense ratio.

29

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $607,705 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $481,135 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

13	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

30

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year performance rankings of the Portfolio14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended December 31, 2006.16

Value Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	21.32	17.51	17.12	1/12	4/40
3 year	13.10	12.78	12.65	2/11	10/36

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)17 versus its benchmark.18 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Value Portfolio	21.32	13.10	17.43	6.99	1.36	3
Russell 1000 Value Index	22.25	15.09	16.17	6.68	1.68	3

    Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

14	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

15	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a Portfolio from a PU is somewhat different from that of an EU.

16	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

17	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

18	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

19	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein U.S. Large Cap Blended Style Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000 Index. In managing the Portfolio, the Adviser diversifies the investment portfolio between the growth and value equity investment styles. The Adviser selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, the Adviser seeks to provide the highest level of long-term return given the associated levels of risk.

Normally, approximately 50% of the value of the Portfolio’s holdings will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. The Portfolio may invest in convertible securities and non-U.S. securities, make short sales of securities or maintain a short position and enter into repurchase agreements and forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Standard & Poor’s (S&P) 500 Stock Index, for the one-year period ended December 31, 2007, and since the Portfolio’s Class A shares’ inception on June 6, 2003.

The Portfolio underperformed its benchmark for the annual reporting period ended December 31, 2007. Detractors from performance included an overweight in the underperforming financial sector and unfavorable stock selection among consumer discretionary stocks. Outperformance by the growth portion of the Portfolio only partially offset the underperformance of the value portion of the Portfolio. The largest positive contributor to performance was strong stock selection in the technology, industrial and materials sectors. Performance was not impacted by leverage at this time.

MARKET REVIEW AND INVESTMENT STRATEGY

After four years of subdued volatility, equity markets hit turbulence in 2007. In the first half of the year, the U.S. market benefited from high levels of merger & acquisition activity and record corporate profitability, although a sharp sell-off in Chinese stocks shook global markets during the first quarter. The second half of the year was dominated by problems in the U.S. housing and subprime mortgage markets, which set off a global credit crisis and large write-downs at major financial firms, intensifying worries about economic growth and corporate profits.

The Portfolio is managed by the Blend Investment Policy Group, which includes both growth and value teams. The Portfolio’s growth team continues to see outsized opportunity in the unusually low valuation premium for growth stocks and the large, underappreciated growth potential its research is identifying. The Portfolio’s value team remains cautious, although increased volatility and widening valuation spreads have increased the value opportunity, especially within the distressed financial sector.

1

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Portfolio allocates its investments between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	Since Inception*
AllianceBernstein U.S. Large Cap Blended Style Portfolio Class A	4.43%	9.60%
AllianceBernstein U.S. Large Cap Blended Style Portfolio Class B	4.15%	8.98%
S&P 500 Stock Index	5.49%	11.08%
* Since inception of the Portfolio’s Class A shares on 6/6/03 and Class B shares on 5/2/03. The since-inception return for the benchmark is from the Portfolio’s Class A Shares’ inception date.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.28% and 2.53% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.20% and 1.45% for Class A and Class B, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

6/6/03* – 12/31/07

* Since inception of the Portfolio’s Class A shares on 6/6/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Blended Style Portfolio Class A shares (from 6/6/03* to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gain distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Large Cap Blended Style Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$986.29	$6.01	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11	1.20%

Class B
Actual	$1,000	$985.37	$7.26	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37	1.45%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.-Class A	$563,556	3.3%
Apple, Inc.	515,998	3.1
Exxon Mobil Corp.	487,188	2.9
Cisco Systems, Inc.	357,324	2.1
AT&T, Inc.	349,104	2.1
Procter & Gamble Co.	336,998	2.0
General Electric Co.	329,923	2.0
Chevron Corp.	307,989	1.8
Schlumberger Ltd.	304,947	1.8
Hewlett-Packard Co.	297,580	1.8

	$3,850,607	22.9%

SECTOR DIVERSIFICATION
December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$3,213,756	19.1%
Financials	3,155,780	18.7
Health Care	2,031,826	12.0
Energy	2,011,230	11.9
Industrials	1,926,980	11.4
Consumer Discretionary	1,264,227	7.5
Consumer Staples	1,230,245	7.3
Materials	885,229	5.2
Telecommunication Services	768,529	4.6
Utilities	229,921	1.4
Short-Term Investments	147,000	0.9

Total Investments	$16,864,723	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

INFORMATION TECHNOLOGY–19.1%
COMMUNICATIONS EQUIPMENT–4.4%
Cisco Systems, Inc. (a)	13,200	$357,324
Nokia OYJ (Sponsored) (ADR)	4,200	161,238
Research In Motion Ltd. (a)	1,915	217,161

		735,723

COMPUTERS & PERIPHERALS–6.0%
Apple, Inc. (a)	2,605	515,998
Dell, Inc. (a)	1,100	26,961
EMC Corp. (a)	3,350	62,075
Hewlett-Packard Co.	5,895	297,580
International Business Machines Corp.	700	75,670
Lexmark International, Inc.– Class A (a)	900	31,374

		1,009,658

ELECTRONIC EQUIPMENT & INSTRUMENTS–1.0%
Arrow Electronics, Inc. (a)	1,000	39,280
Avnet, Inc. (a)	1,200	41,964
Flextronics International Ltd. (a)	5,509	66,439
Sanmina–SCI Corp. (ADR) (a)	3,000	5,460
Tyco Electronics Ltd.	300	11,139

		164,282

INTERNET SOFTWARE & SERVICES–3.3%
Google, Inc.–Class A (a)	815	563,556

IT SERVICES–0.1%
Electronic Data Systems Corp.	500	10,365

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.5%
Broadcom Corp.–Class A (a)	5,262	137,549
Intel Corp.	4,000	106,640
Nvidia Corp. (a)	5,200	176,904

		421,093

SOFTWARE–1.8%
Adobe Systems, Inc. (a)	3,100	132,463
Microsoft Corp.	4,200	149,520
Oracle Corp. (a)	1,200	27,096

		309,079

		3,213,756

FINANCIALS–18.8%
CAPITAL MARKETS–3.9%
The Blackstone Group LP	3,750	82,988
Deutsche Bank AG	300	38,823
Franklin Resources, Inc.	1,980	226,571
The Goldman Sachs Group, Inc.	425	91,396
Lehman Brothers Holdings, Inc.	825	53,988

Company	Shares	U.S. $ Value

Merrill Lynch & Co., Inc.	1,200	$64,416
Morgan Stanley	2,000	106,220

		664,402

COMMERCIAL BANKS–1.6%
Comerica, Inc.	900	39,177
Fifth Third Bancorp	1,700	42,721
Keycorp	600	14,070
U.S. Bancorp	1,100	34,914
Wachovia Corp.	1,300	49,439
Wells Fargo & Co.	2,800	84,532

		264,853

CONSUMER FINANCE–0.3%
American Express Co.	650	33,813
Discover Financial Services	1,200	18,096

		51,909

DIVERSIFIED FINANCIAL SERVICES–6.2%
Bank of America Corp.	6,400	264,064
CIT Group, Inc.	1,400	33,642
Citigroup, Inc.	6,300	185,472
CME Group, Inc.–Class A	350	240,100
JPMorgan Chase & Co.	5,100	222,615
Moody's Corp.	550	19,635
NYSE Euronext	810	71,094

		1,036,622

INSURANCE–5.9%
ACE Ltd.	1,100	67,958
Allstate Corp.	1,500	78,345
AMBAC Financial Group, Inc.	700	18,039
American International Group, Inc.	3,300	192,390
Chubb Corp.	275	15,009
Everest Re Group Ltd.	475	47,690
Genworth Financial, Inc.–Class A	2,400	61,080
Hartford Financial Services Group, Inc.	900	78,471
MBIA, Inc.	500	9,315
MetLife, Inc.	1,500	92,430
Old Republic International Corp.	1,800	27,738
RenaissanceRe Holdings Ltd.	800	48,192
Safeco Corp.	500	27,840
Torchmark Corp.	600	36,318
The Travelers Cos, Inc.	2,000	107,600
Unum Group	2,100	49,959
XL Capital Ltd.–Class A	600	30,186

		988,560

THRIFTS & MORTGAGE FINANCE–0.9%
Federal Home Loan Mortgage Corp.	1,400	47,698
Federal National Mortgage Association	2,000	79,960
Washington Mutual, Inc.	1,600	21,776

		149,434

		3,155,780

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–12.1%
BIOTECHNOLOGY–3.0%
Celgene Corp. (a)	2,750	$127,077
Genentech, Inc. (a)	1,650	110,666
Gilead Sciences, Inc. (a)	5,675	261,107

		498,850

HEALTH CARE EQUIPMENT & SUPPLIES–1.8%
Alcon, Inc.	1,275	182,376
Covidien Ltd.	300	13,287
Hologic, Inc. (a)	1,600	109,824

		305,487

HEALTH CARE PROVIDERS & SERVICES–2.1%
Medco Health Solutions, Inc. (a)	1,450	147,030
WellPoint, Inc. (a)	2,370	207,920

		354,950

PHARMACEUTICALS–5.2%
Abbott Laboratories	4,600	258,290
Eli Lilly & Co.	1,400	74,746
Johnson & Johnson	1,200	80,040
Merck & Co., Inc.	1,800	104,598
Pfizer, Inc.	10,500	238,665
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	2,500	116,200

		872,539

		2,031,826

ENERGY–12.0%
ENERGY EQUIPMENT & SERVICES–3.6%
Baker Hughes, Inc.	2,900	235,190
Cameron International Corp. (a)	1,400	67,382
Schlumberger Ltd.	3,100	304,947

		607,519

OIL, GAS & CONSUMABLE FUELS–8.4%
BP PLC (Sponsored) (ADR)	600	43,902
Chevron Corp.	3,300	307,989
ConocoPhillips	2,400	211,920
EOG Resources, Inc.	1,525	136,106
Exxon Mobil Corp.	5,200	487,188
Marathon Oil Corp.	1,800	109,548
Occidental Petroleum Corp.	200	15,398
Royal Dutch Shell PLC (ADR)	500	42,100
Total SA (ADR)	600	49,560

		1,403,711

		2,011,230

INDUSTRIALS–11.5%
AEROSPACE & DEFENSE–2.9%
Boeing Co.	490	42,855
Honeywell International, Inc.	3,950	243,202
Northrop Grumman Corp.	600	47,184
Spirit Aerosystems Holdings, Inc.–Class A (a)	3,450	119,025

Company	Shares	U.S. $ Value

United Technologies Corp.	550	$42,097

		494,363

COMMERCIAL SERVICES & SUPPLIES–0.5%
Allied Waste Industries, Inc. (a)	3,500	38,570
Pitney Bowes, Inc.	1,000	38,040

		76,610

CONSTRUCTION & ENGINEERING–0.9%
Fluor Corp.	1,070	155,920

ELECTRICAL EQUIPMENT–1.2%
ABB Ltd. (Sponsored) (ADR)	4,100	118,080
Emerson Electric Co.	1,500	84,990

		203,070

INDUSTRIAL CONGLOMERATES–2.9%
General Electric Co.	8,900	329,923
McDermott Intl Inc. (a)	450	26,564
Textron, Inc.	1,550	110,515
Tyco International Ltd.	300	11,895

		478,897

MACHINERY–3.0%
Caterpillar, Inc.	600	43,536
Deere & Co.	2,300	214,176
Eaton Corp.	700	67,865
Ingersoll-Rand Co. Ltd.–Class A	1,300	60,411
SPX Corp.	900	92,565
Terex Corp. (a)	425	27,867

		506,420

ROAD & RAIL–0.1%
Avis Budget Group, Inc. (a)	900	11,700

		1,926,980

CONSUMER DISCRETIONARY–7.5%
AUTO COMPONENTS–0.9%
Autoliv, Inc.	850	44,803
BorgWarner, Inc.	1,400	67,774
Lear Corp. (a)	800	22,128
Magna International, Inc.–Class A	250	20,108

		154,813

AUTOMOBILES–0.3%
General Motors Corp.	2,200	54,758

HOTELS RESTAURANTS & LEISURE–1.5%
Las Vegas Sands Corp. (a)	300	30,915
McDonald’s Corp.	2,725	160,530
Yum! Brands, Inc.	1,700	65,059

		256,504

HOUSEHOLD DURABLES–0.4%
Centex Corp.	900	22,734
KB Home	800	17,280
Pulte Homes, Inc.	2,100	22,134

		62,148

7

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

LEISURE EQUIPMENT & PRODUCTS–0.4%
Brunswick Corp.	600	$10,230
Mattel, Inc.	2,800	53,312

		63,542

MEDIA–1.7%
CBS Corp.–Class B	2,375	64,719
Comcast Corp.–Special–Class A (a)	1,700	30,804
Gannett Co., Inc.	1,400	54,600
Idearc, Inc.	1,300	22,828
Interpublic Group of Cos., Inc. (a)	3,200	25,952
Time Warner, Inc.	1,400	23,114
Viacom, Inc.–Class B (a)	1,000	43,920
The Walt Disney Co.	600	19,368

		285,305

MULTILINE RETAIL–1.2%
Family Dollar Stores, Inc.	1,100	21,153
Kohl’s Corp. (a)	1,610	73,738
Macy’s, Inc.	1,900	49,153
Target Corp.	1,325	66,250

		210,294

SPECIALTY RETAIL–0.9%
The Gap, Inc.	1,700	36,176
Home Depot, Inc.	2,200	59,268
Lowe’s Cos, Inc.	1,500	33,930
Office Depot, Inc. (a)	1,000	13,910

		143,284

TEXTILES APPAREL & LUXURY GOODS–0.2%
Jones Apparel Group, Inc.	2,100	33,579

		1,264,227

CONSUMER STAPLES–7.3%
BEVERAGES–1.0%
The Coca-Cola Co.	550	33,753
PepsiCo, Inc.	1,850	140,415

		174,168

FOOD & STAPLES RETAILING–1.1%
The Kroger Co.	2,700	72,117
Safeway, Inc.	1,600	54,736
Supervalu, Inc.	1,300	48,776
Wal-Mart Stores, Inc.	300	14,259

		189,888

FOOD PRODUCTS–1.5%
General Mills, Inc.	500	28,500
Kraft Foods, Inc.-Class A	600	19,578
Sara Lee Corp.	3,000	48,180
Tyson Foods, Inc.-Class A	2,000	30,660
WM Wrigley Jr Co.	2,100	122,955

		249,873

HOUSEHOLD PRODUCTS–2.7%
Colgate-Palmolive Co.	1,450	113,042
Procter & Gamble Co.	4,590	336,998

		450,040

Company	Shares	U.S. $ Value

TOBACCO–1.0%
Altria Group, Inc.	2,200	$166,276

		1,230,245

MATERIALS–5.3%
CHEMICALS–3.5%
Air Products & Chemicals, Inc.	1,500	147,945
Ashland, Inc.	500	23,715
Dow Chemical Co.	1,600	63,072
E.I. Du Pont de Nemours & Co.	1,625	71,646
Lubrizol Corp.	700	37,912
Monsanto Co.	2,200	245,718

		590,008

CONTAINERS & PACKAGING–0.9%
Ball Corp.	800	36,000
Crown Holdings, Inc. (a)	700	17,955
Owens-Illinois, Inc. (a)	1,000	49,500
Smurfit-Stone Container Corp. (a)	1,900	20,064
Sonoco Products Co.	900	29,412

		152,931

METALS & MINING–0.9%
Alcoa, Inc.	2,200	80,410
ArcelorMittal	800	61,880

		142,290

		885,229

TELECOMMUNICATION SERVICES–4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.4%
AT&T, Inc.	8,400	349,104
Verizon Communications, Inc.	4,900	214,081

		563,185

WIRELESS TELECOMMUNICATION SERVICES–1.2%
America Movil SAB de CV Series L (ADR)	1,125	69,064
Sprint Nextel Corp.	6,400	84,032
Vodafone Group PLC (ADR)	1,400	52,248

		205,344

		768,529

UTILITIES–1.4%
ELECTRIC UTILITIES–1.0%
American Electric Power Co., Inc.	1,400	65,184
Entergy Corp.	800	95,616

		160,800

MULTI-UTILITIES–0.4%
Ameren Corp.	1,100	59,631
Dominion Resources, Inc.	200	9,490

		69,121

		229,921

Total Common Stocks (cost $13,915,698)		16,717,723

8

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
The Bank of New York 3.25%, 1/02/08 (cost $147,000)	$147	$147,000

TOTAL INVESTMENTS–100.5%
(cost $14,062,698)		16,864,723
Other assets less liabilities–(0.5)%		(79,620)

NET ASSETS–100.0%		$16,785,103

9

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $14,062,698)	$16,864,723
Cash	621
Receivable for investment securities sold	87,268
Dividends and interest receivable	18,397
Receivable for capital stock sold	8,516

Total assets	16,979,525

LIABILITIES
Payable for investment securities purchased	134,609
Custodian fee payable	33,038
Advisory fee payable	10,349
Distribution fee payable	3,610
Transfer Agent fee payable	116
Payable for capital stock redeemed	21
Accrued expenses	12,679

Total liabilities	194,422

NET ASSETS	$16,785,103

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,245
Additional paid-in capital	12,705,314
Undistributed net investment income	50,330
Accumulated net realized gain on investment transactions	1,226,189
Net unrealized appreciation of investments	2,802,025

$16,785,103

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$12,128	887	$13.67
B	$16,772,975	1,244,526	$13.48

See notes to financial statements.

10

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,136)	$291,373
Interest	6,136

Total investment income	297,509

EXPENSES
Advisory fee (see Note B)	109,666
Distribution fee—Class B	42,157
Transfer agency—Class B	1,427
Custodian	117,332
Administrative	94,000
Audit	41,100
Legal	10,025
Printing	9,975
Directors’ fees	1,550
Miscellaneous	5,821

Total expenses	433,053
Less: expenses waived and reimbursed by the Adviser (see Note B)	(188,428)

Net expenses	244,625

Net investment income	52,884

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	1,260,967
Net change in unrealized appreciation/depreciation of investments	(612,254)

Net gain on investment transactions	648,713

NET INCREASE IN NET ASSETS FROM OPERATIONS	$701,597

See notes to financial statements.

11

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$52,884	$27,694
Net realized gain on investment transactions	1,260,967	789,026
Net change in unrealized appreciation/depreciation of investments	(612,254)	792,654

Net increase in net assets from operations	701,597	1,609,374
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(54)	–0	–
Class B	(30,194)	–0	–
Net realized gain on investment transactions
Class A	(596)	(473)
Class B	(792,875)	(719,255)
CAPITAL STOCK TRANSACTIONS
Net decrease	(350,542)	(369,831)

Total increase (decrease)	(472,664)	519,815
NET ASSETS
Beginning of period	17,257,767	16,737,952

End of period (including undistributed net investment income of $50,330 and $27,694, respectively)	$16,785,103	$17,257,767

See notes to financial statements.

12

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

13

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

14

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2007, the Adviser waived fees in the amount of $94,428.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $94,000 for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $12,364, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$11,254,802		$12,365,122
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$14,100,581

Gross unrealized appreciation	$3,721,923
Gross unrealized depreciation	(957,781)

Net unrealized appreciation	$2,764,142

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in

15

AllianceBernstein Variable Products Series Fund

foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares issued in reinvestment of dividends and distributions	46	38	$650	$473

Net increase	46	38	$650	$473

Class B
Shares sold	205,555	154,319	$2,796,494	$1,985,872
Shares issued in reinvestment of dividends and distributions	59,342	59,247	823,069	719,255
Shares redeemed	(285,970)	(235,279)	(3,970,755)	(3,075,431)

Net decrease	(21,073)	(21,713)	$(351,192)	$(370,304)

16

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$220,502	$155,188
Net long-term capital gains	603,217	564,540

Total taxable distributions	823,719	719,728

Total distributions paid	$823,719	$719,728

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$141,059
Undistributed long-term capital gains	1,173,343
Unrealized appreciation/(depreciation)	2,764,142

Total accumulated earnings/(deficit)	$4,078,544

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On

17

AllianceBernstein Variable Products Series Fund

September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

18

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,	June 6, 2003(a) to December 31, 2003
2007	2006	2005	2004
Net asset value, beginning of period	$13.81	$13.13	$11.98	$10.96	$10.00

Income From Investment Operations
Net investment income (b)(c)	.08	.06	.02	.06	.03
Net realized and unrealized gain on investment transactions	.55	1.21	1.19	.97	.93

Net increase in net asset value from operations	.63	1.27	1.21	1.03	.96

Less: Dividends and Distributions
Dividends from net investment income	(.06)	–0	–	(.06)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.71)	(.59)	–0	–	–0	–	–0	–

Total dividends and distributions	(.77)	(.59)	(.06)	(.01)	–0	–

Net asset value, end of period	$13.67	$13.81	$13.13	$11.98	$10.96

Total Return
Total investment return based on net asset value (d)	4.43%	10.22%	10.13%	9.43%	9.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$12	$11	$1,200	$1,096
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.20%	1.20	%(e)	1.19%	1.20%	1.20	%(f)
Expenses, before waivers and reimbursements	2.32%	2.28	%(e)	2.29%	2.67%	6.65	%(f)
Net investment income (c)	.57%	.42	%(e)	.15%	.55%	.45	%(f)
Portfolio turnover rate	67%	53%	80%	42%	13%

See footnote summary on page 20.

19

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,	May 2, 2003(g) to December 31, 2003
2007	2006	2005	2004
Net asset value, beginning of period	$13.63	$12.99	$11.89	$10.90	$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.04	.02	(.01)	.04	.01
Net realized and unrealized gain on investment transactions	.55	1.21	1.14	.96	.89

Net increase in net asset value from operations	.59	1.23	1.13	1.00	.90

Less: Dividends and Distributions
Dividends from net investment income	(.03)	–0	–	(.03)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.71)	(.59)	–0	–	–0	–	–0	–

Total dividends and distributions	(.74)	(.59)	(.03)	(.01)	–0	–

Net asset value, end of period	$13.48	$13.63	$12.99	$11.89	$10.90

Total Return
Total investment return based on net asset value (d)	4.15%	10.02%	9.57%	9.16%	9.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,773	$17,246	$16,727	$15,485	$6,600
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45%	1.45	%(e)	1.45%	1.45%	1.43	%(f)
Expenses, before waivers and reimbursements	2.57%	2.53	%(e)	2.59%	2.95%	8.25	%(f)
Net investment income (loss) (c)	.31%	.17	%(e)	(.10)%	.37%	.27	%(f)
Portfolio turnover rate	67%	53%	80%	42%	13%

(a)	Commencement of distribution.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

(g)	Commencement of operations.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein U.S. Large Cap Blended Style Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein U.S. Large Cap Blended Style Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Large Cap Blended Style Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

21

TAX INFORMATION (unaudited)

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2007 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2007, the Portfolio designates from distributions paid $603,217 as capital gain dividends.

22

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Daniel Grasman(2), Vice President

Mark A. Hamilton(2), Vice President

Joshua B. Lisser(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Messrs. Daniel Grasman, Mark A. Hamilton, Joshua B. Lisser, Seth J. Masters and Christopher H. Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995 – 2008. President, Fidelity Accounting and Custody Services Company from 1993 – 1995. Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975 – 1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005 – 2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993 – 2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

25

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel Grasman 43	Vice President	Vice President of the Adviser** since 2004. Prior thereto, he was co-founder and COO of Xelector since prior to 2003.

Mark A. Hamilton 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Joshua B. Lisser 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Seth J. Masters 48	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Christopher H. Nikolich 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

26

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”) at a meeting held on July 31-August 2, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Portfolio in the Portfolio’s last fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution or brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

27

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Portfolio was not profitable to the Adviser in 2005 or 2006. The directors noted that the Portfolio was small (as of June 30, 2007, the Portfolio had net assets of less than $20 million) and that the Adviser had waived reimbursement of administrative expenses from the Portfolio in the Portfolio’s last fiscal year.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due primarily to differences in their expense ratios but potentially due to other factors such as the timing of cash flows. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Standard & Poor’s 500 Stock Index (the “Index”), in each case for periods ended April 30, 2007 over the 1- and 3-year periods and (in the case of the Index) the since inception period (June 2003 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe in the 1-year period, and 1st quintile of the Performance Group and Performance Universe in the 3-year period, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the institutional fee schedule provided for a higher fee rate on the first $25 million of assets and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

28

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual effective fee rate of 65 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 53 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and Expense Universe medians. The directors noted the Portfolio’s relatively small size (less than $20 million as of June 30, 2007) and that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein U.S. Large Cap Blended Style Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/07 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$16.1	U.S. Large Cap Blended Style Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $86,750 (0.53% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Directors on July 31-August 2, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice.

Portfolio	Expense Cap Pursuant to Expense Limitations Undertaking	Gross Expense Ratio (12/31/06)	Fiscal Year End
U.S. Large Cap Blended Style Portfolio	Class A 1.20%	1.99%	December 31
	Class B 1.45%	2.25%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio4. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2007 net assets:

Portfolio	Net Assets 06/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Large Cap Blended Style Portfolio	$16.1	U.S. Style Blended Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on next $100m 30 bp on the balance Minimum account size $50m	0.800%	0.650%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Blended Style Series, Inc.- U.S. Large Cap Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Blended Style Series, Inc.- U.S. Large Cap Portfolio:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
U.S. Large Cap Blended Style Portfolio	U.S. Large Cap Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Blended Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Portfolio	American Blended Portfolio
	Class A6	1.50%
	Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
U.S. Large Cap Blended Style Portfolio	0.650	0.700	4/12

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that effectively reduce the actual management fee.

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AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Large Cap Blended Style Portfolio	1.207	0.889	12/12	0.801	68/68

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis. In addition, the Portfolio ranks last among its peers with respect to total expense ratio.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s net revenues from providing investment advisory services to the Portfolio were negative during calendar years 2006 and 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $41,191 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $152,232 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio. 12

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

33

U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year performance rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)14 for the periods ended April 30, 2007.15

U.S. Large Cap Blended Style Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	9.91	9.90	8.92	5/11	27/80
3 year	12.07	9.61	9.52	1/10	10/76

Set forth below are the 1 and 3 year and since inception performance returns of the Portfolio (in bold)16 versus its benchmark.

	Periods Ending April 30, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)[17]
U.S. Large Cap Blended Style Portfolio	9.91	12.07	11.25
S&P 500 Stock Index	15.23	12.24	13.59
Inception Date: June 6, 2003

13	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

14	The Portfolio’s PG is not identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

16	The performance returns shown in the table are for the Class A shares of the Portfolio.

17	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

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AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive. In light of the Portfolio’s relatively high total expense ratio, the Senior Officer recommended that the Directors continue their discussion with the Advisor concerning its plan to reduce the Portfolio’s total expense ratio or expense cap.

Dated: August 22, 2007

35

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Wealth Appreciation Strategy Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

WEALTH APPRECIATION STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 6, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets.

Normally, the Adviser’s targeted blend for the equity portion of the Portfolio is an equal weighting of growth and value stocks. The Adviser will allow the relative weightings of the Portfolio’s growth and value components to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio’s equity component toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio.

In addition to blending growth and value styles, the Portfolio blends each style component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/-5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the Portfolio.

The Portfolio may invest in real estate investment trusts or REITs and convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its balanced benchmark, a 70% / 30% blend of the Standard & Poor’s (S&P) 500 Stock Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the one-year period ended December 31, 2007, and since the Portfolio’s inception on July 1, 2004.

The Portfolio’s performance was positive for the annual reporting period ended December 31, 2007; however, the Portfolio underperformed its balanced benchmark, mostly due to the underperformance of its value investments.

The Portfolio’s approach of seeking returns from both the U.S. and the international equity markets contributed to overall performance, as international stocks outperformed U.S. stocks during the review period. International stocks, as represented by the MSCI EAFE Index, returned 11.17% for the one-year period, while U.S. stocks, as represented by the S&P 500 Stock Index, returned 5.49% for the same period. In addition, during a period when growth indices outperformed value indices, the Portfolio’s underlying growth portfolios outperformed its value portfolios for the one-year period, illustrating the benefits of a diversified portfolio. The largest contributors to the Portfolio’s performance for the year were the underlying U.S. Large Cap Growth and International Growth Portfolios, which more than offset a weak showing from the underlying U.S. Value and International Value Portfolios, the largest relative detractors from the Portfolio’s performance.

MARKET REVIEW AND INVESTMENT STRATEGY

The one-year period ended December 31, 2007 was volatile for the global capital markets. Returns in the global equity markets were generally more muted in 2007. In the first half of the year, the U.S. market benefited from high levels of merger & acquisition activity and record corporate profitability, although a sharp sell-off in Chinese stocks shook global markets during the first quarter. The second half of the year was dominated by problems in the U.S. housing and subprime mortgage markets. These problems set off a global credit crisis and large write-downs at major financial firms, intensifying worries about economic growth and corporate profits. Emerging markets were the exception, posting strong gains. Returns also varied significantly by currency due to the ongoing depreciation of the U.S. dollar.

Stocks fell sharply in the second half of the year, caused by severe distress in the U.S. subprime mortgage market. The rebounds and tumbles that followed pushed volatility back up from unusually low levels to about the long-term average, and left most equity markets with negative returns for this time period. Growth stocks outperformed value in 2007, as measured by the MSCI World Growth and the MSCI World Value Indices.

As always, the Portfolio’s Blend Investment Policy Team (the “Team”) remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Portfolio’s holdings and ensuring the Portfolio is aligned with the Team’s strategic asset allocation targets over time through a disciplined rebalancing process.

1

WEALTH APPRECIATION STRATEGY
PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index and the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 23 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Portfolio allocates its investments among multiple asset classes which will include U.S. and foreign securities. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks and real estate investment trusts. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Portfolio systematically rebalances its allocations in these asset classes to maintain its target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

WEALTH APPRECIATION STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	Since Inception*
AllianceBernstein Wealth Appreciation Strategy Portfolio Class A	5.00%	11.59%
AllianceBernstein Wealth Appreciation Strategy Portfolio Class B	4.84%	11.32%
70% S&P 500 Stock Index / 30% MSCI EAFE Index	7.21%	12.56%
S&P 500 Stock Index	5.49%	9.83%
MSCI EAFE Index	11.17%	18.93%
* Since inception of the Portfolio’s Class A and Class B shares on 7/1/04.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.99% and 2.25% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90% and 1.15% for Class A and Class B, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

7/1/04* – 12/31/07

* Since inception of the Portfolio’s Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Portfolio Class A shares (from 7/1/04* to 12/31/07) as compared to the performance of the Portfolio’s balanced benchmark (70% S&P 500 Stock Index / 30% MSCI EAFE Index), as well as the individual components of the balanced benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

WEALTH APPRECIATION STRATEGY PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$988.64	$4.51	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58	0.90%

Class B
Actual	$1,000	$987.84	$5.76	1.15%
Hypothetical (5% return before expenses)	$1,000	$1,019.41	$5.85	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

WEALTH APPRECIATION STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2007	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$625,789	2.1%
Apple, Inc.	574,432	2.0
Exxon Mobil Corp.	562,140	1.9
General Electric Co.	433,719	1.5
Cisco Systems, Inc.	397,929	1.4
AT&T, Inc.	386,508	1.3
Procter & Gamble Co.	363,429	1.3
Schlumberger Ltd.	336,917	1.2
Nokia OYJ	332,990	1.1
Hewlett-Packard Co.	330,644	1.1

	$4,344,497	14.9%

SECTOR DIVERSIFICATION

December 31, 2007

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$8,611,469	29.5%
Information Technology	4,035,575	13.8
Industrials	3,056,268	10.4
Energy	2,942,115	10.1
Health Care	2,546,258	8.7
Materials	2,116,031	7.2
Consumer Discretionary	2,066,602	7.1
Consumer Staples	1,877,760	6.4
Telecommunication Services	1,263,144	4.3
Utilities	432,076	1.5
Construction & Housing	30	0.0
Short-Term Investments	278,000	1.0

Total Investments	$29,225,328	100.0%

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.0%

FINANCIALS–29.5%
CAPITAL MARKETS–4.4%
3i Group PLC	2,537	$50,231
The Blackstone Group LP	4,300	95,159
Credit Suisse Group	1,903	114,552
Deutsche Bank AG	700	91,484
Franklin Resources, Inc.	2,200	251,746
The Goldman Sachs Group, Inc.	540	116,127
Julius Baer Holding AG	1,352	110,939
Lehman Brothers Holdings, Inc.	900	58,896
Macquarie Group Ltd.	1,068	71,457
Man Group PLC	9,848	111,792
Merrill Lynch & Co., Inc.	1,700	91,256
Morgan Stanley	2,200	116,842

		1,280,481

COMMERCIAL BANKS–3.9%
Banco Santander Central Hispano SA	560	12,095
Barclays PLC	6,900	69,685
BNP Paribas SA	900	97,650
China Construction Bank Corp.–Class H	40,000	33,497
Comerica, Inc.	1,325	57,677
Credit Agricole SA	2,056	69,362
Fifth Third Bancorp	2,100	52,773
HBOS PLC	5,730	83,320
Keycorp	500	11,725
Kookmin Bank(a)	600	44,229
Mitsubishi UFJ Financial Group, Inc.	9,000	84,869
Royal Bank of Scotland Group PLC	9,812	86,635
Societe Generale	530	76,654
Standard Chartered PLC	2,230	81,388
Sumitomo Mitsui Financial Group, Inc.	11	81,403
SunTrust Banks, Inc.	425	26,558
U.S. Bancorp	800	25,392
Wachovia Corp.	1,500	57,045
Wells Fargo & Co.	2,600	78,494

		1,130,451

CONSUMER FINANCE–0.4%
American Express Co.	700	36,414
Discover Financial Services	1,300	19,604
ORIX Corp.	360	60,547

		116,565

DIVERSIFIED FINANCIAL SERVICES–4.9%
Bank of America Corp.	6,800	280,568
CIT Group, Inc.	1,500	36,045
Citigroup, Inc.	7,500	220,800
CME Group, Inc.–Class A	385	264,110
Deutsche Boerse AG	693	136,018
Fortis (Euronext Brussels)	2,332	61,049
ING Groep NV	2,900	113,000

Company	Shares	U.S. $ Value

JPMorgan Chase & Co.	5,400	$235,710
Moody’s Corp.	600	21,420
NYSE Euronext	900	78,993

		1,447,713

INSURANCE–5.5%
ACE Ltd.	1,200	74,136
Allianz SE	500	107,814
Allstate Corp.	1,800	94,014
AMBAC Financial Group, Inc.	900	23,193
American International Group, Inc.	3,600	209,880
AON Corp.	700	33,383
Assicurazioni Generali SpA	645	29,197
Aviva PLC	4,170	55,575
Chubb Corp.	700	38,206
Everest Re Group Ltd.	225	22,590
Fondiaria-Sai SpA (ordinary shares)	800	32,817
Genworth Financial, Inc.–Class A	2,500	63,625
Hartford Financial Services Group, Inc.	1,175	102,448
Marsh & McLennan Cos, Inc.	1,500	39,705
MBIA, Inc.	700	13,041
MetLife, Inc.	1,600	98,592
Muenchener Rueckversicherungs AG	500	97,039
Old Republic International Corp.	3,000	46,230
The Progressive Corp.	3,400	65,144
Prudential Financial, Inc.	150	13,956
QBE Insurance Group Ltd.	3,131	90,902
Safeco Corp.	600	33,408
Torchmark Corp.	800	48,424
The Travelers Cos, Inc.	2,100	112,980
Unum Group	2,700	64,233

		1,610,532

REAL ESTATE INVESTMENT TRUSTS (REITS)–6.7%
Alexandria Real Estate Equities, Inc.	300	30,501
Allied Properties Real Estate Investment Trust	1,457	30,628
AMB Property Corp.	300	17,268
Apartment Investment & Management Co.–Class A	525	18,233
Ascendas Real Estate Investment Trust	12,000	20,315
Ashford Hospitality Trust, Inc.	1,200	8,628
AvalonBay Communities, Inc.	150	14,121
Boardwalk Real Estate Investment Trust	890	40,190
Boston Properties, Inc.	250	22,953
British Land Co. PLC	1,776	33,305
Canadian Real Estate Investment Trust	1,387	40,751
CapitaMall Trust	21,800	51,690
Cominar Real Estate Investment Trust	968	20,010
DB RREEF Trust	43,790	76,442

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Derwent Valley Holdings PLC	1,200	$33,365
DiamondRock Hospitality Co.	950	14,231
Digital Realty Trust, Inc.	1,175	45,085
Dundee Real Estate Investment Trust	500	17,086
Entertainment Properties Trust	450	21,150
Equity Residential	575	20,970
Essex Property Trust, Inc.	70	6,824
FelCor Lodging Trust, Inc.	600	9,354
First Industrial Realty Trust, Inc.	475	16,435
Fonciere des Murs	500	16,624
General Growth Properties, Inc.	1,375	56,622
General Property Group	2,956	10,404
Great Portland Estates PLC	2,300	21,430
Hammerson PLC	1,400	28,532
HCP, Inc.	525	18,259
Health Care REIT, Inc.	550	24,579
Highwoods Properties, Inc.	725	21,300
Home Properties, Inc.	275	12,334
Host Hotels & Resorts, Inc.	1,766	30,093
ING Office Fund	26,400	37,290
Japan Real Estate Investment Corp.– Class A	3	37,233
Kimco Realty Corp.	625	22,750
Klepierre	1,350	69,001
Land Securities Group PLC	754	22,595
LaSalle Hotel Properties	250	7,975
Liberty International PLC	1,600	34,185
Macerich Co.	300	21,318
Mid-America Apartment Communities, Inc.	400	17,100
Mirvac Group	12,380	64,699
Nationwide Health Properties, Inc.	1,075	33,723
Nippon Building Fund, Inc.–Class A	1	13,965
Nomura Real Estate Office Fund, Inc.–Class A	3	28,231
Omega Healthcare Investors, Inc.	1,000	16,050
Primaris Retail Real Estate Investment Trust	1,127	20,897
Prologis	975	61,795
Public Storage	300	22,023
Rayonier, Inc.	875	41,335
RioCan Real Estate Investment Trust	1,325	29,302
Segro PLC	1,430	13,304
Simon Property Group, Inc.	1,075	93,375
SL Green Realty Corp.	75	7,010
Stockland	2,652	19,465
Stockland-New(a)	75	538
Strategic Hotels & Resorts, Inc.	675	11,293
Sunstone Hotel Investors, Inc.	500	9,145
Tanger Factory Outlet Centers	800	30,168
Taubman Centers, Inc.	725	35,663
UDR, Inc.	675	13,399
Unibail	375	82,174
Ventas, Inc.	1,000	45,250

Company	Shares	U.S. $ Value

Vornado Realty Trust	525	$46,174
Westfield Group	4,919	89,932

		1,948,069

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.1%
Beni Stabili SpA	12,900	13,996
Brookfield Properties Corp.	425	8,181
Citycon Oyj	5,371	28,653
Forest City Enterprises, Inc.–Class A	300	13,332
Hang Lung Properties Ltd.	20,300	90,701
IVG Immobilien AG	500	16,504
Keppel Land Ltd.	7,000	35,024
Kerry Properties Ltd.	11,949	95,012
Lend Lease Corp. Ltd.	4,500	67,950
Mitsubishi Estate Co., Ltd.	2,000	47,650
Mitsui Fudosan Co., Ltd.	1,900	40,976
New World Development Co., Ltd.	18,611	65,157
Norwegian Property ASA	3,000	36,450
NTT Urban Development Corp.	50	80,047
Sino Land Co.	15,035	52,649
Sponda OYJ	1,600	19,023
Sumitomo Realty & Development	1,000	24,456
Sun Hung Kai Properties Ltd.	6,700	140,724
Tokyu Land Corp.	3,000	25,669

		902,154

THRIFTS & MORTGAGE FINANCE–0.6%
Astoria Financial Corp.	400	9,308
Federal Home Loan Mortgage Corp.	1,500	51,105
Federal National Mortgage Association	2,300	91,954
Washington Mutual, Inc.	1,700	23,137

		175,504

		8,611,469

INFORMATION TECHNOLOGY–13.8%
COMMUNICATIONS EQUIPMENT–3.3%
Cisco Systems, Inc.(a)	14,700	397,929
Nokia OYJ	4,021	154,476
Nokia OYJ (Sponsored) (ADR)	4,650	178,514
Research In Motion Ltd.(a)	2,120	240,408

		971,327

COMPUTERS & PERIPHERALS–4.2%
Apple, Inc.(a)	2,900	574,432
Asustek Computer, Inc.	7,000	20,829
Dell, Inc.(a)	1,800	44,118
EMC Corp.(a)	3,700	68,561
Hewlett-Packard Co.	6,550	330,644
International Business Machines Corp.	950	102,695

7

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Lexmark International, Inc.–Class A(a)	1,000	$34,860
Toshiba Corp.	6,000	44,280

		1,220,419

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.7%
Arrow Electronics, Inc.(a)	1,350	53,028
AU Optronics Corp.	24,161	46,595
Avnet, Inc.(a)	1,300	45,461
Flextronics International Ltd.(a)	2,100	25,326
HON HAI Precision Industry Co. Ltd.	2,400	14,792
Sanmina-SCI Corp. (ADR)(a)	7,800	14,196
Tyco Electronics Ltd.	450	16,709

		216,107

INTERNET SOFTWARE & SERVICES–2.1%
Google, Inc.–Class A(a)	905	625,789

IT SERVICES–0.1%
Electronic Data Systems Corp.	700	14,511

OFFICE ELECTRONICS–0.1%
Konica Minolta Holdings, Inc.	1,500	26,297

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.0%
Broadcom Corp.–Class A(a)	5,750	150,305
Hynix Semiconductor, Inc.(a)	1,000	27,389
Intel Corp.	4,350	115,971
Nvidia Corp.(a)	5,700	193,914
Samsung Electronics Co. Ltd.	80	47,080
United Microelectronics Corp.	97,677	60,682

		595,341

SOFTWARE–1.3%
Adobe Systems, Inc.(a)	3,500	149,555
Microsoft Corp.	3,600	128,160
Nintendo Co. Ltd.	100	58,715
Oracle Corp.(a)	1,300	29,354

		365,784

		4,035,575

INDUSTRIALS–10.4%
AEROSPACE & DEFENSE–2.5%
BAE Systems PLC	11,446	113,589
Boeing Co.	900	78,714
Honeywell International, Inc.	4,400	270,908
Northrop Grumman Corp.	1,100	86,504
Spirit Aerosystems Holdings, Inc.–Class A(a)	3,850	132,825
United Technologies Corp.	575	44,010

		726,550

AIRLINES–0.2%
Air France-KLM	1,000	34,949
Deutsche Lufthansa AG	1,200	31,935

		66,884

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–0.2%
Allied Waste Industries, Inc.(a)	3,600	$39,672
Capita Group PLC	1,295	17,953

		57,625

CONSTRUCTION & ENGINEERING–0.6%
Fluor Corp.	1,200	174,864

ELECTRICAL EQUIPMENT–1.3%
ABB Ltd.	4,623	133,289
ABB Ltd. (Sponsored) (ADR)	4,600	132,480
Emerson Electric Co.	1,750	99,155
Renewable Energy Corp.(a)	447	22,421

		387,345

INDUSTRIAL CONGLOMERATES–2.5%
General Electric Co.	11,700	433,719
Mcdermott Intl Inc.(a)	500	29,515
Siemens AG	720	114,019
Textron, Inc.	1,750	124,775
Tyco International Ltd.	450	17,843

		719,871

MACHINERY–2.3%
Caterpillar, Inc.	600	43,536
Cummins, Inc.	350	44,579
Deere & Co.	2,555	237,922
Eaton Corp.	800	77,560
Ingersoll-Rand Co. Ltd.–Class A	1,300	60,411
Komatsu Ltd.	1,400	37,547
NGK Insulators Ltd.	2,000	53,623
PACCAR, Inc.	300	16,344
SPX Corp.	600	61,710
Terex Corp.(a)	600	39,342

		672,574

MARINE–0.3%
Mitsui OSK Lines Ltd.	3,000	37,927
Nippon Yusen KK	6,000	47,268

		85,195

ROAD & RAIL–0.0%
Avis Budget Group, Inc.(a)	1,000	13,000

TRADING COMPANIES & DISTRIBUTORS–0.5%
Mitsubishi Corp.	1,000	27,064
Mitsui & Co. Ltd.	6,000	125,296

		152,360

		3,056,268

ENERGY–10.1%
ENERGY EQUIPMENT & SERVICES–2.4%
Baker Hughes, Inc.	3,200	259,520
Cameron International Corp.(a)	1,500	72,195
Schlumberger Ltd.	3,425	336,917
Technip SA	501	39,850

		708,482

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–7.7%
Chevron Corp.	3,400	$317,322
China Petroleum & Chemical Corp.–Class H	32,000	47,438
China Shenhua Energy Co. Ltd.–Class H	10,500	61,853
ConocoPhillips	2,800	247,240
Eni SpA	2,200	80,292
EOG Resources, Inc.	1,675	149,494
Exxon Mobil Corp.	6,000	562,140
Gazprom OAO (Sponsored) (ADR)	1,037	58,798
LUKOIL (Sponsored) (ADR)	500	42,250
Marathon Oil Corp.	1,700	103,462
Occidental Petroleum Corp.	400	30,796
Petroleo Brasileiro SA (ADR)	600	69,144
Petroleo Brasileiro SA (Sponsored) (ADR)	500	48,110
Royal Dutch Shell PLC	2,900	122,254
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	2,348	99,121
StatoilHydro ASA	1,350	41,649
Total SA	1,839	152,270

		2,233,633

		2,942,115

HEALTH CARE–8.7%
BIOTECHNOLOGY–2.0%
Celgene Corp.(a)	3,000	138,630
CSL Ltd./Australia	849	26,896
Genentech, Inc.(a)	1,850	124,079
Gilead Sciences, Inc.(a)	6,275	288,713

		578,318

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Alcon, Inc.	1,725	246,744
Covidien Ltd.	450	19,930
Essilor International SA	992	63,278
Hologic, Inc.(a)	1,750	120,120

		450,072

HEALTH CARE PROVIDERS & SERVICES–1.4%
Medco Health Solutions, Inc.(a)	1,600	162,240
WellPoint, Inc.(a)	2,690	235,994

		398,234

PHARMACEUTICALS–3.8%
Abbott Laboratories	5,100	286,365
AstraZeneca PLC	400	17,217
Eli Lilly & Co.	700	37,373
GlaxoSmithKline PLC	1,300	33,016
Johnson & Johnson	1,400	93,380
Merck & Co., Inc.	2,050	119,126
Pfizer, Inc.	11,200	254,576
Roche Holding AG	267	46,155
Sanofi-Aventis SA	800	73,232
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	3,425	159,194

		1,119,634

		2,546,258

Company	Shares	U.S. $ Value

MATERIALS–7.2%
CHEMICALS–3.2%
Air Products & Chemicals, Inc.	1,660	$163,726
BASF AG	900	133,265
Bayer AG	1,387	126,517
E.I. Du Pont de Nemours & Co.	1,900	83,771
Lubrizol Corp.	800	43,328
Mitsubishi Chemical Holdings Corp.	6,500	49,593
Mitsui Chemicals, Inc.	8,500	55,181
Monsanto Co.	2,430	271,407

		926,788

CONSTRUCTION MATERIALS–0.1%
Buzzi Unicem SpA	1,300	35,927

CONTAINERS & PACKAGING–0.5%
Ball Corp.	900	40,500
Owens-Illinois, Inc.(a)	1,200	59,400
Smurfit-Stone Container Corp.(a)	2,800	29,568
Sonoco Products Co.	900	29,412

		158,880

METALS & MINING–3.1%
Alcoa, Inc.	2,400	87,720
Anglo American PLC	598	36,300
Antofagasta PLC	3,700	52,455
ArcelorMittal (Euronext Paris)	1,078	86,685
BHP Billiton PLC	1,619	49,369
Cia Vale do Rio Doce (ADR)	2,040	66,647
Cia Vale do Rio Doce (Sponsored) (ADR)	1,400	39,172
JFE Holdings, Inc.	1,600	80,231
Kazakhmys PLC	1,100	29,761
POSCO	100	60,418
Rio Tinto PLC	1,416	149,023
Xstrata PLC	2,359	165,533

		903,314

PAPER & FOREST PRODUCTS–0.3%
Stora Enso Oyj–Class R	2,200	32,841
Svenska Cellulosa AB–Class B	3,300	58,281

		91,122

		2,116,031

CONSUMER DISCRETIONARY–7.1%
AUTO COMPONENTS–0.8%
Autoliv, Inc.	1,225	64,570
BorgWarner, Inc.	1,600	77,456
Compagnie Generale des Etablissements Michelin–Class B	500	57,164
Hyundai Mobis	460	42,505

		241,695

9

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AUTOMOBILES–1.3%
Fiat SpA	2,033	$52,319
General Motors Corp.	2,300	57,247
Nissan Motor Co. Ltd.	8,200	89,499
Porsche AG	28	56,349
Renault SA	800	113,458

		368,872

HOTELS, RESTAURANTS & LEISURE–0.9%
Las Vegas Sands Corp.(a)	350	36,068
Marriott International, Inc.–Class A	650	22,217
McDonald’s Corp.	2,100	123,711
Starwood Hotels & Resorts Worldwide, Inc.	100	4,403
Yum! Brands, Inc.	1,800	68,886

		255,285

HOUSEHOLD DURABLES–0.7%
Black & Decker Corp.	800	55,720
Centex Corp.	1,000	25,260
KB Home	1,100	23,760
Pulte Homes, Inc.	2,000	21,080
Sharp Corp.	4,000	71,353

		197,173

LEISURE EQUIPMENT & PRODUCTS–0.3%
Brunswick Corp.	900	15,345
Mattel, Inc.	3,100	59,024

		74,369

MEDIA–1.2%
CBS Corp.–Class B	3,075	83,794
Citadel Broadcasting Corp.	38	78
Comcast Corp.-Special–Class A(a)	2,300	41,676
Gannett Co., Inc.	1,600	62,400
Idearc, Inc.	1,600	28,096
Time Warner, Inc.	1,600	26,416
Viacom, Inc.–Class B(a)	1,200	52,704
The Walt Disney Co.	2,100	67,788

		362,952

MULTILINE RETAIL–0.8%
Family Dollar Stores, Inc.	1,900	36,537
Kohl’s Corp.(a)	1,700	77,860
Macy’s, Inc.	2,200	56,914
New World Department Store China Ltd.(a)	183	256
Target Corp.	1,475	73,750

		245,317

SPECIALTY RETAIL–1.0%
Esprit Holdings Ltd.	4,100	60,373
The Gap, Inc.	3,500	74,480
Home Depot, Inc.	2,400	64,656
Inditex SA	909	55,004
Limited Brands, Inc.	475	8,992
Office Depot, Inc.(a)	1,600	22,256

		285,761

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.1%
Jones Apparel Group, Inc.	2,200	$35,178

		2,066,602

CONSUMER STAPLES–6.4%
BEVERAGES–1.0%
The Coca-Cola Co.	600	36,822
Coca-Cola Enterprises, Inc.	2,300	59,869
Molson Coors Brewing Co.–Class B	950	49,039
PepsiCo, Inc.	2,050	155,595

		301,325

FOOD & STAPLES RETAILING–0.8%
The Kroger Co.	3,000	80,130
Safeway, Inc.	500	17,105
Supervalu, Inc.	1,700	63,784
Tesco PLC	4,683	44,547
Wal-Mart Stores, Inc.	500	23,765

		229,331

FOOD PRODUCTS–1.8%
General Mills, Inc.	350	19,950
Kellogg Co.	300	15,729
Kraft Foods, Inc.–Class A	600	19,578
Nestle SA	301	138,216
Sara Lee Corp.	4,500	72,270
Tyson Foods, Inc.–Class A	2,100	32,193
Unilever PLC	2,220	83,261
WM Wrigley Jr Co.	2,300	134,665

		515,862

HOUSEHOLD PRODUCTS–1.9%
Colgate-Palmolive Co.	1,600	124,736
Kimberly-Clark Corp.	175	12,134
Procter & Gamble Co.	4,950	363,429
Reckitt Benckiser PLC	1,204	69,965

		570,264

PERSONAL PRODUCTS–0.2%
L’Oreal SA	415	59,427

TOBACCO–0.7%
Altria Group, Inc.	2,000	151,160
British American Tobacco PLC	1,289	50,391

		201,551

		1,877,760

TELECOMMUNICATION SERVICES–4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.9%
AT&T, Inc.	9,300	386,508
China Netcom Group Corp. Ltd.	15,500	46,180
Nippon Telegraph & Telephone Corp.	8	39,767
Telefonica SA	3,727	120,816
TeliaSonera AB	4,161	38,875
Verizon Communications, Inc.	5,100	222,819

		854,965

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

WIRELESS TELECOMMUNICATION SERVICES–1.4%
America Movil SAB de CV Series L (ADR)	1,550	$95,154
Sprint Nextel Corp.	6,800	89,284
Vodafone Group PLC	59,602	223,741

		408,179

		1,263,144

UTILITIES–1.5%
ELECTRIC UTILITIES–0.4%
E.ON AG	400	85,049
The Tokyo Electric Power Co.	900	23,297

		108,346

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.2%
Iberdrola Renovables(a)	3,104	25,641
International Power PLC	4,947	44,594

		70,235

MULTI-UTILITIES–0.9%
CMS Energy Corp.	2,200	38,236
RWE AG	360	50,712
Suez SA	931	63,370
Veolia Environnement	576	52,467
Wisconsin Energy Corp.	1,000	48,710

		253,495

		432,076

Company	Shares	U.S. $ Value

CONSTRUCTION & HOUSING–0.0%
REAL ESTATE–0.0%
Canadian Apartment Properties	1	$15
H&R Real Estate Investment	1	15

		30

Total Common Stocks (cost $25,232,292)		28,947,328

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.0%
TIME DEPOSIT–1.0%
The Bank of New York 3.25%, 1/02/08 (cost $278,000)	$278	278,000

TOTAL INVESTMENTS–100.0% (cost $25,510,292)		29,225,328
Other assets less liabilities–0.0%		4,453

NET ASSETS–100.0%		$29,229,781

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2007	Unrealized Appreciation
Purchased Contracts
EURO STOXX 50 Index	1	March 2008	$64,081	$64,842	$761

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

11

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $25,510,292)	$29,225,328
Cash	416
Foreign cash, at value (cost $87,230)	88,039	(a)
Receivable for investment securities sold and foreign currency contracts	101,714
Dividends and interest receivable	51,766
Receivable due from Adviser	13,623
Receivable for variation margin on futures contracts	4,694

Total assets	29,485,580

LIABILITIES
Payable for investment securities purchased	144,908
Custodian fee payable	58,858
Payable for capital stock redeemed	35,670
Distribution fee payable	6,261
Transfer Agent fee payable	116
Accrued expenses	9,986

Total liabilities	255,799

NET ASSETS	$29,229,781

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,249
Additional paid-in capital	21,577,897
Undistributed net investment income	67,683
Accumulated net realized gain on investment and foreign currency transactions	3,864,169
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	3,717,783

	$29,229,781

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,057	770	$13.06
B	$29,219,724	2,248,377	$13.00

(a)	An amount equivalent to U.S. $4,825 has been segregated to collateralize margin requirements for the open future contracts outstanding at December 31, 2007.

See notes to financial statements.

12

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $31,665)	$669,164
Interest	11,376

Total investment income	680,540

EXPENSES
Advisory fee (see Note B)	223,382
Distribution fee—Class B	74,017
Transfer agency—Class A	256
Transfer agency—Class B	1,386
Custodian	230,116
Administrative	94,000
Audit	46,600
Printing	24,607
Legal	11,398
Directors’ fees	1,550
Miscellaneous	14,934

Total expenses	722,246
Less: expenses waived and reimbursed by the Adviser (see Note B)	(325,941)

Net expenses	396,305

Net investment income	284,235

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	4,271,357
Futures	6,044
Foreign currency transactions	5,889
Net change in unrealized appreciation/depreciation of:
Investments	(2,857,860	)(a)
Futures	(279)
Foreign currency denominated assets and liabilities	(3,343)

Net gain on investment and foreign currency transactions	1,421,808

Contribution from Adviser (see Note B)	366

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,706,409

(a)	Net of accrued foreign capital gains taxes of $437

     See notes to financial statements.

13

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$284,235	$174,605
Net realized gain on investment and foreign currency transactions	4,283,290	2,501,612
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,861,482)	2,835,758
Contribution from Adviser	366	–0	–

Net increase in net assets from operations	1,706,409	5,511,975
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(158,013)	(10,538)
Class B	(507,869)	–0	–
Net realized gain on investment and foreign currency transactions
Class A	(509,847)	(150,309)
Class B	(1,867,042)	(636,285)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(6,653,103)	546,573

Total increase (decrease)	(7,989,465)	5,261,416
NET ASSETS
Beginning of period	37,219,246	31,957,830

End of period (including undistributed net investment income of $67,683 and $161,219, respectively)	$29,229,781	$37,219,246

See	notes to financial statements.

14

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

15

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

16

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.15% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2007 the Adviser waived fees and reimbursed expenses in the amount of $231,941.

During the year ended December 31, 2007, the Adviser reimbursed the Portfolio $366 for trading losses incurred due to a trading entry error.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $94,000 for the year ended December 31, 2007.

Brokerage commissions paid on investment transactions for the year ended December 31, 2007, amounted to $41,278, of which $118 and $0, respectively was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$20,802,113		$30,091,469
U.S. government securities	–0	–	–0	–

17

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$25,805,092

Gross unrealized appreciation	$5,017,819
Gross unrealized depreciation	(1,597,583)

Net unrealized appreciation	$3,420,236

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying

18

AllianceBernstein Variable Products Series Fund

security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006		Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares issued in reinvestment of dividends and distributions	49,878	13,748		$667,860	$160,847
Shares redeemed	(617,500)	–0	–	(8,068,342)	–0	–

Net increase (decrease)	(567,622)	13,748		$(7,400,482)	$160,847

Class B
Shares sold	270,018	471,770		$3,644,988	$5,885,347
Shares issued in reinvestment of dividends and distributions	178,029	54,570		2,374,911	636,285
Shares redeemed	(392,913)	(497,454)		(5,272,520)	(6,135,906)

Net increase	55,134	28,886		$747,379	$385,726

NOTE F: Risk Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification of Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$856,669	$521,389
Net long-term capital gains	2,186,102	275,743

Total distributions paid	$3,042,771	$797,132

19

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$260,011
Undistributed long-term capital gain	3,967,630
Unrealized appreciation/(depreciation)	3,421,994	(a)

Total accumulated earnings/(deficit)	$7,649,635

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of foreign currency contracts, and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

During the current fiscal year, permanent differences primarily due to a tax treatment of foreign currency gains/losses, capital gains tax reclassification, dividend redesignation, and passive foreign investment companies resulted in a net decrease in distributions in excess of net investment income, and a net decrease to accumulated net realized gain on investment transaction and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or

20

AllianceBernstein Variable Products Series Fund

expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

21

WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,				July 1, 2004(a) to December 31, 2004
	2007	2006		2005
Net asset value, beginning of period	$13.53	$11.79		$10.69	$10.00

Income From Investment Operations
Net investment income (b)(c)	.15	.09		.04	.01
Net realized and unrealized gain on investment and foreign currency transactions	.56	1.94		1.15	.68

Net increase in net asset value from operations	.71	2.03		1.19	.69

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.02)		(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.90)	(.27)		(.04)	–0	–

Total dividends and distributions	(1.18)	(.29)		(.09)	–0	–

Net asset value, end of period	$13.06	$13.53		$11.79	$10.69

Total Return
Total investment return based on net asset value (d)	5.00%	17.60%		11.22%	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$7,688		$6,538	$5,877
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.96%	1.20	%(e)	1.20%	1.20	%(f)
Expenses, before waivers and reimbursements	1.82%	1.99	%(e)	2.45%	4.33	%(f)
Net investment income (c)	1.05%	.69	%(e)	.42%	.25	%(f)
Portfolio turnover rate	61%	63%		61%	14%

See footnote summary on page 23.

22

WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,				July 1, 2004(a) to December 31, 2004
	2007	2006		2005
Net asset value, beginning of period	$13.46	$11.74		$10.67	$10.00

Income From Investment Operations
Net investment income (b)(c)	.11	.06		.02	.03
Net realized and unrealized gain on investment and foreign currency transactions	.57	1.93		1.13	.64

Net increase in net asset value from operations	.68	1.99		1.15	.67

Less: Dividends and Distributions
Dividends from net investment income	(.24)	–0	–	(.04)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	(.90)	(.27)		(.04)	–0	–

Total dividends and distributions	(1.14)	(.27)		(.08)	–0	–

Net asset value, end of period	$13.00	$13.46		$11.74	$10.67

Total Return
Total investment return based on net asset value (d)	4.84%	17.32%		10.93%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,220	$29,531		$25,420	$10,416
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.18%	1.45	%(e)	1.45%	1.45	%(f)
Expenses, before waivers and reimbursements	2.15%	2.25	%(e)	2.70%	4.78	%(f)
Net investment income (c)	.79%	.46	%(e)	.15%	.71	%(f)
Portfolio turnover rate	61%	63%		61%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Wealth Appreciation Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Wealth Appreciation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Wealth Appreciation Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

24

TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 48.29% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2007 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2007, the Portfolio designates from distributions paid $2,186,102 as capital gains dividends.

25

WEALTH APPRECIATION
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Daniel T. Grasman(2), Vice President	Thomas R. Manley, Controller
Mark A. Hamilton(2), Vice President
Joshua B. Lisser(2), Vice President
Seth J. Masters(2), Vice President
Christopher H. Nicholich(2), Vice President
Emilie D. Wrapp, Secretary

CUSTODIAN	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments resides with Daniel T. Grasman, Mark A. Hamilton, Joshua B. Lisser, Seth J. Masters, and Christopher H. Nicholich.

26

AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC (“SC & Co.”)) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

27

WEALTH APPRECIATION STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund ( December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008. President, Fidelity Accounting and Custody Services Company from 1993–1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975–1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005–2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993–2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

28

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel T. Grasman 43	Vice President	Vice President of the Adviser**, and Senior Portfolio Manager of AllianceBernstein since 2004. Prior thereto, he was co-founder and COO of Xelector since prior to 2003.

Mark A. Hamilton 42	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Joshua B. Lisser 41	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Seth J. Masters 48	Vice President	Executive Vice President of the Adviser** and Chief Investment Officer of Style Blend and Core Equity Services and head of the U.S. and Global Style Blend teams since prior to 2003.

Christopher H. Nicholich 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SC & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800)227-4618 for a free prospectus or SAI.

29

WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”) at a meeting held on July 31-August 2, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Portfolio in the Portfolio’s last fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution or brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

30

AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Portfolio was not profitable to the Adviser in 2005 or 2006. The directors noted that the Portfolio was small (as of June 30, 2007, the Portfolio had net assets of less than $40 million) and that the Adviser had waived reimbursement of administrative expenses from the Portfolio in the Portfolio’s last fiscal year.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”), in each case for periods ended April 30, 2007 over the 1-year period and (in the case of the Index) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and Performance Universe in the 1-year period, and that the Portfolio underperformed the Index in both periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio, although the institutional fee schedule provided for a higher fee rate on the first $25 million of assets, and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper

31

WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors noted that the Adviser had recently reduced the Portfolio’s expense caps and that the Lipper information included the pro forma expense ratio provided by the Adviser assuming the reduced expense cap for Class A shares effective February 12, 2007 had been in effect throughout the Portfolio’s fiscal year ended December 31, 2006. All references to expense ratios are to the Portfolio’s pro forma expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual effective fee rate of 65 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 25 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on% of Average Daily Net Assets	Net Assets 06/30/07 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$36.4	Wealth Appreciation Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $86,750 (0.25% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Directors on July 31–August 2, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

33

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. It should be noted that the Portfolios expense cap was reduced effective February 12, 2007. Set forth below are the Portfolios’ expense caps, before and after February 12, 2007, and gross expense ratios as of December 31, 2006:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (12/31/06)	Fiscal Year End
		Effective 02/12/07	Prior to 02/12/07
Wealth Appreciation Strategy Portfolio	Class A Class B	0.90% 1.15%	1.20% 1.45%	2.28% 2.53%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio. However, upon further consideration, the Senior Officer noted that the portfolio composition of certain series of the AllianceBernstein Retirement Strategies, managed by the Adviser, were substantially similar to that of the Portfolio. The Adviser has an institutional product, Target Date (All Active), which is managed similarly as the AllianceBernstein Retirement Strategies. Set forth below is a comparison of the Portfolio’s advisory fee and what would have been the advisory fee of the Portfolio had the institutional advisory fee schedule had been applicable to the Portfolio:

Portfolio	Net Assets 06/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Wealth Appreciation Strategy	$36.4	Target Date–All Active 75 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 35 bp on the balance +Other operating expenses (capped) Minimum Account Size: $100M or plan assets of $500M	0.703%	0.650%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

34

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Wealth Appreciation Strategy, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Wealth Appreciation Strategy:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Wealth Appreciation Strategy Portfolio	Wealth Appreciation Strategy	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Group Median	Rank
Wealth Appreciation Strategy Portfolio	0.650	0.875	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. Since the Portfolio’s expense cap was reduced effective February 12, 2007, supplemental pro-forma information (shown in bold and italicized) is also provided.10

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Wealth Appreciation Strategy Portfolio	1.200	1.005	10/12	0.897	19/22
pro-forma	0.900	0.963	6/12	0.900	12/22

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a pro-forma total expense ratio basis.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	The Portfolios’ pro-forma expense medians and rankings were estimated by the Senior Officer using standard Lipper methodology.

11	Most recently completed fiscal year end Class A total expense ratio.

35

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s net revenues from providing investment advisory services to the Portfolio were negative during calendar years 2006 and 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $70,090 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $82,164 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio. 12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

12	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2006.

36

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”)14 and Lipper Performance Universe (“PU”) for the periods ended April 30, 2007.15

Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
Wealth Appreciation Strategy Portfolio
1 year	13.86	15.14	14.49	9/12	13/20

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)16 versus its benchmark.

	Periods Ending April 30, 2007 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)[17]
Wealth Appreciation Strategy Portfolio	13.86	14.54
S&P 500 Stock Index	15.23	13.46
MSCI EAFE Index (Net)	19.81	25.15
70% S&P Stock Index / 30% MSCI EAFE Index (Net)	16.60	16.97
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

13	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

14	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

16	The performance returns shown in the table are for the Class A shares of the Portfolio.

17	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

37

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Americas Government Income Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

AMERICAS GOVERNMENT
INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 6, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Americas Government Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities. The Portfolio normally invests at least 80% of its net assets in fixed-income securities of issuers located in countries in North, Central or South America and at least 80% of its net assets in government securities.

The Portfolio invests in investment-grade securities denominated in the U.S. dollar, the Canadian dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in U.S. dollar-denominated securities. To the extent that its assets are not invested in Government securities, the Portfolio may invest the balance of its net assets in investment-grade fixed-income securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in fixed-income securities issued by the governmental entities of any one such country to 10% of its net assets. These investments are investment-grade securities generally denominated in each country’s currency. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements. The Portfolio may invest in mortgage-related securities and zero coupon securities, variable, floating and inverse floating rate instruments, and enter into standby commitment agreements and forward commitments. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmarks, the Lehman Brothers (LB) U.S. Aggregate Index and the LB Intermediate-Term Government Index, for the one-, five- and 10-year periods ended December 31, 2007.

For the annual reporting period ended December 31, 2007, the Portfolio outperformed the LB U.S. Aggregate Index, but marginally underperformed the LB Intermediate-Term Government Index. Adding to relative performance for the annual period was the Portfolio’s overweight to U.S. Treasuries and Agencies, which outperformed other sectors of the LB U.S. Aggregate Index. The Portfolio’s allocation to non-U.S. government debt, Mexico and Canada, detracted from performance.

Leverage had a minor impact on the Portfolio’s performance for the annual reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

The past several months have seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Central banks around the world responded by injecting liquidity into the markets via cheap loans to banks; the U.S. Federal Reserve (the “Fed”) also cut its discount rate. These measures culminated in the Fed’s dramatic 50-basis-point ease in September 2007 and additional rate cuts of 25 basis points in October and December, which aimed to restore confidence in the financial markets and put the economy on firmer footing.

As investors sought the protection of less-risky assets during the reporting period, U.S. Treasuries were the best performing sector within the LB U.S. Aggregate Index, with a return of 9.01%. Among other fixed-income sectors, Agencies posted a strong return of 7.92% while mortgage-backed securities (MBS) returned 6.90%.

Within the Portfolio’s non-U.S. government holdings, Mexican government debt underperformed, returning 2.66%. For the year, Canadian debt posted a return of 5.69%, also underperforming the LB U.S. Aggregate Index and U.S. Treasuries.

During the period, the Portfolio generally maintained its allocation to U.S. Treasury holdings, mortgage pass-through securities, and exposure to Mexican and Canadian government debt. The Portfolio also maintained modest exposure to the Canadian dollar and Mexican peso.

1

AMERICAS GOVERNMENT INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index and the unmanaged LB Intermediate-Term Government Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB U.S. Aggregate Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. The LB Intermediate-Term Government Index measures performance of bonds in the one- to 10-year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio may invest in high yield bonds (i.e., junk bonds), which involves a greater risk of default and price volatility than investing in other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

AMERICAS GOVERNMENT INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Americas Government Income Portfolio Class A	8.38%	6.50%	7.21%
AllianceBernstein Americas Government Income Portfolio Class B	8.10%	6.24%	6.71%	*
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%
Lehman Brothers Intermediate-Term Government Index	8.47%	3.69%	5.55%
* Since inception of the Portfolio’s Class B shares on 7/22/02.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.50% and 1.69% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Americas Government Income Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

AMERICAS GOVERNMENT INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Americas Government Income Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,085.41	$10.88	2.07%
Hypothetical (5% return before expenses)	$1,000	$1,014.77	$10.51	2.07%

Class B
Actual	$1,000	$1,083.62	$12.24	2.33%
Hypothetical (5% return before expenses)	$1,000	$1,013.46	$11.82	2.33%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

AMERICAS GOVERNMENT INCOME PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2007	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Securities	$16,338,876	40.5%
Sovereigns	12,077,414	29.9
Agency Debentures	11,938,930	29.6

Total Investments	$40,355,220	100.0%

COUNTRY DIVERSIFICATION

December 31,2007

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$28,277,806	70.1%
Canada	6,090,884	15.1
Mexico	5,986,530	14.8

Total Investments	$40,355,220	100.0%

5

AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

US TREASURIES–36.8%
U.S. TREASURY STRIPS–20.8%
Zero Coupon, 2/15/16(a)	US$	2,400	$1,723,286
Zero Coupon, 11/15/21(a)		11,700	6,175,307

			7,898,593

U.S. TREASURY BONDS–16.0%
6.25%, 5/15/30(b)		4,850	6,052,650

Total US Treasuries (cost $12,896,054)			13,951,243

SOVEREIGNS–20.3%
CANADA–4.6%
Government of Canada
Series VW17 8.00%, 6/01/27(a)	CAD	1,132	1,736,635

MEXICO–15.7%
Mexican Bonos Series M 20 8.00%, 12/07/23(a)	MXN	15,500	1,391,042
10.00%, 12/05/24(a)		16,205	1,725,580
Series M7 8.00%, 12/24/08(a)		31,257	2,869,908

			5,986,530

Total Sovereigns (cost $6,566,674)			7,723,165

AGENCY DEBENTURES–19.2%
Federal National Mortgage Association Series 2001 5.375%, 11/15/11(a)	US$	5,000	5,284,405
Series 2004 4.125%, 4/15/14(a)		2,000	2,001,814

Total Agency Debentures (cost $6,821,212)			7,286,219

FIXED RATE 30-YEARS–12.2%
Federal National Mortgage Association Series 2002 7.00%, 3/01/32(a)		54	56,388
Government National Mortgage Association Series 1994 9.00%, 9/15/24(a)		7	7,636
Series 2006 6.00%, 7/15/36(a)		4,481	4,588,687

Total Fixed Rate 30-Years (cost $4,513,167)			4,652,711

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–8.0%
U.S. TREASURY NOTES–6.3%
1.625%, 1/15/15 (TIPS)	US$	1,571	$1,577,445
2.00%, 1/15/16 (TIPS)		789	810,188

			2,387,633

CANADA–1.7%
Government of Canada 3.00%, 12/01/36(a)	CAD	66	83,053
Province of Ontario 2.00%, 12/01/36(a)		599	571,466

			654,519

Total Inflation-Linked Securities (cost $2,867,569)			3,042,152

AGENCIES–5.3%
CANADA–5.3%
Canada Housing Trust No 1 3.55%, 9/15/10(a) (cost $1,750,291)		2,000	1,999,493

GOVERNMENT-RELATED—PROVINCIALS–4.5%
CANADA–4.5%
Province of Ontario 5.60%, 6/02/35(a)		300	350,386
Province of Quebec 5.50%, 12/01/14(a)		600	645,905
6.00%, 10/01/12		648	703,946

Total Government-Related—Provincials (cost $1,413,558)			1,700,237

TOTAL INVESTMENTS–106.3% (cost $36,828,525)			40,355,220
Other assets less liabilities–(6.3)%			(2,406,379)

NET ASSETS–100.0%			$37,948,841

6

AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2007	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Canadian Dollar settling 1/24/08	1,310	$1,363,455	$1,327,961	$35,494
Mexican Nuevo Peso settling 2/14/08	60,760	5,539,515	5,550,577	(11,062)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	Amount
Greenwich Capital	4.00%	1/29/08	$2,702,000

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $31,210,991.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $2,745,532.

Currency Abbreviations:

CAD—Canadian Dollar
MXN—Mexican Peso

Glossary:

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

7

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $36,828,525)	$40,355,220
Cash	96,782
Foreign cash, at value (cost $248,605)	248,330
Unrealized appreciation of forward currency exchange contracts	35,494
Interest receivable	184,022

Total assets	40,919,848

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	11,062
Reverse repurchase agreements	2,702,000
Payable for capital stock redeemed	163,582
Administrative fee payable	23,750
Advisory fee payable	16,140
Distribution fee payable	1,313
Transfer Agent fee payable	116
Accrued expenses	53,044

Total liabilities	2,971,007

NET ASSETS	$37,948,841

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,018
Additional paid-in capital	34,347,037
Distributions in excess of net investment income	(145,891)
Accumulated net realized gain on investment and foreign currency transactions	193,669
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	3,551,008

$37,948,841

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$31,802,123	2,528,634	$12.58
B	$6,146,718	488,934	$12.57

See notes to financial statements.

8

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$2,735,407

EXPENSES
Advisory fee (see Note B)	196,010
Distribution fee—Class B	16,456
Transfer agency—Class A	1,578
Transfer agency—Class B	320
Custodian	113,489
Administrative	94,000
Audit	41,100
Legal	8,434
Printing	4,246
Directors’ fees	1,550
Miscellaneous	8,412

Total expenses before interest expense	485,595
Interest expense	426,970

Total expenses	912,565

Net investment income	1,822,842

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	195,628
Foreign currency transactions	(11,838)
Net change in unrealized appreciation/depreciation of:
Investments	1,063,771
Foreign currency denominated assets and liabilities	(16,665)

Net gain on investment and foreign currency transactions	1,230,896

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,053,738

See notes to financial statements.

9

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,822,842	$2,266,904
Net realized gain on investment and foreign currency transactions	183,790	473,442
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,047,106	(1,635,176)

Net increase in net assets from operations	3,053,738	1,105,170
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,991,188)	(2,741,951)
Class B	(392,904)	(499,544)
Net realized gain on investment and foreign currency transactions
Class A	(282,985)	(121,729)
Class B	(58,962)	(23,343)
CAPITAL STOCK TRANSACTIONS
Net decrease	(5,274,437)	(13,863,016)

Total decrease	(4,946,738)	(16,144,413)
NET ASSETS
Beginning of period	42,895,579	59,039,992

End of period (including distributions in excess of net investment income and undistributed net investment income of ($145,891) and $430,609, respectively)	$37,948,841	$42,895,579

See notes to financial statements.

10

AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CASH FLOWS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
Interest received	$2,107,409
Interest expense paid	(440,979)
Operating expenses paid	(496,541)

Net increase in cash from operating activities		$1,169,889
INVESTING ACTIVITIES:
Purchases of long-term investments	(4,012,034)
Purchases of short-term investments, net	1,042,236
Proceeds from disposition of long-term investments	15,696,340
Realized currency loss on foreign forward currency contracts closed	(722,002)
Increase in foreign currency, at value	(68,767)

Net increase in cash from investing activities		11,935,773
FINANCING ACTIVITIES:
Decrease in reverse repurchase agreements	(5,558,500)
Redemption of capital stock, net	(7,678,648)
Effect of exchange rate on cash	156,367

Net decrease in cash from financing activities		(13,080,781)

Net increase in cash		24,881
Cash at beginning of period		320,231

Cash at end of period		$345,112

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET INCREASE IN CASH FROM OPERATING ACTIVITIES:
Net increase in net assets from operations		$3,053,738
ADJUSTMENTS:
Decrease in interest receivable	$13,837
Net realized gain on investment and foreign currency transactions	(183,790)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,047,106)
Accretion of bond discount and amortization of bond premium	(641,835)
Decrease in interest payable	(14,009)
Decrease in accrued expenses	(10,946)

Total adjustments		(1,883,849)

NET INCREASE IN CASH FROM OPERATING ACTIVITIES		$1,169,889

See notes to financial statements.

11

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Americas Government Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek the highest level of current income, consistent with what AllianceBernstein L.P. (the “Adviser”) considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the government of the United States, Canada or Mexico, their political subdivisions (including Canadian provinces, but excluding States of the United States), agencies, instrumentalities or authorities. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

12

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

13

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,004,469	$6,169,490
U.S. government securities	1,637,697	9,144,123

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$36,828,525

Gross unrealized appreciation	$3,526,695
Gross unrealized depreciation	–0	–

Net unrealized appreciation	$3,526,695

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts

14

AllianceBernstein Variable Products Series Fund

or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2007, the average amount of reverse repurchase agreements outstanding was $8,317,180 and the daily weighted average interest rate was 4.90%.

5. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities

15

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2007, the Portfolio had no transactions in dollar rolls.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	115,031	221,868	$1,408,815	$2,804,100
Shares issued in reinvestment of dividends and distributions	195,544	244,133	2,274,173	2,863,680
Shares redeemed	(646,718)	(1,103,995)	(7,931,145)	(13,773,648)

Net decrease	(336,143)	(637,994)	$(4,248,157)	$(8,105,868)

Class B
Shares sold	19,953	77,581	$244,803	$969,445
Shares issued in reinvestment of dividends and distributions	38,820	44,577	451,866	522,887
Shares redeemed	(141,506)	(572,336)	(1,722,949)	(7,249,480)

Net decrease	(82,733)	(450,178)	$(1,026,280)	$(5,757,148)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk—The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements or dollar rolls. When the Portfolio borrows money or otherwise leverage its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

16

AllianceBernstein Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$2,384,092	$3,241,495
Long term capital gains	341,947	145,072

Total taxable distributions	2,726,039	3,386,567

Total distributions paid	$2,726,039	$3,386,567

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,647,098
Undistributed long-term capital gains	190,765
Accumulated capital and other losses	(1,765,653	)(a)
Unrealized appreciation/(depreciation)	3,526,576	(b)

Total accumulated earnings/(deficit)	$3,598,786

(a)	For the year ended December 31, 2007, the Portfolio deferred losses on straddles of $1,765,653.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains/losses, and paydown gains/losses resulted in a net increase in distribution in excess of net investment income, and a net increase in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

17

AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

NOTE K: Subsequent Events

On February 7, 2008, the Board of Directors of the Fund approved the acquisitions of the assets and liabilities of each of AllianceBernstein Variable Products Series Fund—Global Dollar Government Portfolio, AllianceBernstein Variable Products Series Fund—High Yield Portfolio, AllianceBernstein Variable Products Series Fund—Americas Government Income Portfolio and AllianceBernstein Variable Products Series Fund—Global Bond Portfolio by AllianceBernstein Variable Products Series Fund—U.S. Government/High Grade Securities Portfolio. The acquisitions are expected to take place in the second quarter of 2008.

18

AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.49	$13.06	$12.91	$13.01	$12.65

Income From Investment Operations
Net investment income (a)	.58	.59	.70	.65	(b)	.61
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	(.22)	.38	(.06)	.34

Net increase in net asset value from operations	.97	.37	1.08	.59	.95

Less: Dividends and Distributions
Dividends from net investment income	(.77)	(.90)	(.93)	(.69)	(.59)
Distributions from net realized gain on investment and foreign currency transactions	(.11)	(.04)	–0	–	–0	–	–0	–

Total dividends and distributions	(.88)	(.94)	(.93)	(.69)	(.59)

Net asset value, end of period	$12.58	$12.49	$13.06	$12.91	$13.01

Total Return
Total investment return based on net asset value (c)	8.38%	3.31%	8.67%	4.89%	7.35%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,802	$35,767	$45,730	$47,776	$60,550
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	2.28%	1.50	%(d)	1.28%	1.00%	1.04%
Expenses, before waivers and reimbursements	2.28%	1.50	%(d)	1.28%	1.11%	1.04%
Expenses, before waivers and reimbursements, excluding interest expense	1.20%	1.08	%(d)	1.02%	.98%	1.04%
Net investment income	4.69%	4.74	%(d)	5.42%	5.07	%(b)	4.75%
Portfolio turnover rate	8%	43%	75%	69%	73%

See footnote summary on page 20.

19

AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.47	$13.03	$12.90	$13.01	$12.67

Income From Investment Operations
Net investment income (a)	.54	.55	.66	.62	(b)	.57
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	(.21)	.38	(.06)	.36

Net increase in net asset value from operations	.94	.34	1.04	.56	.93

Less: Dividends and Distributions
Dividends from net investment income	(.73)	(.86)	(.91)	(.67)	(.59)
Distributions from net realized gain on investment and foreign currency transactions	(.11)	(.04)	–0	–	–0	–	–0	–

Total dividends and distributions	(.84)	(.90)	(.91)	(.67)	(.59)

Net asset value, end of period	$12.57	$12.47	$13.03	$12.90	$13.01

Total Return
Total investment return based on net asset value (c)	8.10%	3.01%	8.33%	4.67%	7.18%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,147	$7,129	$13,310	$9,393	$5,698
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	2.55%	1.69	%(d)	1.53%	1.27%	1.30%
Expenses, before waivers and reimbursements	2.55%	1.69	%(d)	1.53%	1.37%	1.30%
Expenses, before waivers and reimbursements, excluding interest expense	1.45%	1.31	%(d)	1.27%	1.24%	1.30%
Net investment income	4.44%	4.50	%(d)	5.17%	4.88	%(b)	4.42%
Portfolio turnover rate	8%	43%	75%	69%	73%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Americas Government Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Americas Government Income Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Americas Government Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

21

TAX INFORMATION (unaudited)

The Portfolio designates $341,947 from distributions made in fiscal year ended December 31, 2007 as capital gain dividends.

22

AMERICAS GOVERNMENT
INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Douglas J. Peebles(2), Vice President
Matthew S. Sheridan(2), Vice President
Paul J. DeNoon(2), Vice President	Emilie D. Wrapp, Secretary
Scott DiMaggio(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Fernando Grisales(2), Vice President
Michael L. Mon(2), Vice President	Thomas R. Manley, Controller

CUSTODIAN	LEGAL COUNSEL
The Bank of New York One Wall Street New York, NY 10286	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott DiMaggio, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

AMERICAS GOVERNMENT
INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB&Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008. President, Fidelity Accounting and Custody Services Company from 1993–1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975–1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005–2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993–2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

25

AMERICAS GOVERNMENT INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Scott DiMaggio 36	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Fernando Grisales 28	Vice President	Assistant Vice President of the Adviser**, with which he has been associated since prior to 2003.

Michael L. Mon 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Douglas J. Peebles 42	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Matthew S. Sheridan 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

26

AMERICAS GOVERNMENT INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Americas Government Income Portfolio (the “Portfolio”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution or brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

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AMERICAS GOVERNMENT INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due primarily to differences in their expense ratios but potentially due to other factors such as the timing of cash flows. The directors also noted that at their July/August 2007 meetings they approved changes to the non-fundamental policies of the Corresponding Fund and a name change, all expected to be effective on or about November 5, 2007. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Lehman Brothers Aggregate Bond Index (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (May 1994 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and Performance Universe in the 1-year period, 4th quintile of the Performance Group and 3rd quintile of the Performance Universe in the 3-year period, 5th quintile of the Performance Group and 4th quintile of the Performance Universe in the 5-year period and 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe in the 10-year period, and that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser’s Form ADV and noted that the Adviser charges institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., fixed income securities). The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a

28

AllianceBernstein Variable Products Series Fund

broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual effective fee rate of 50 basis points, plus the 18 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively small size (less than $40 million as of September 30, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Americas Government Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Portfolio
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$38.0	Americas Government Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.180% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Americas Government Income Portfolio[4]	Class A 1.50% Class B 1.69%	December 31

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

4	Includes interest expense (related to reverse repurchase agreements of the Portfolio) of 0.42% and 0.38% for Class A and Class B, respectively. Excluding interest expense, the expense ratios would be 1.08% and 1.31% for Class A and Class B, respectively.

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AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional client accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes.7 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Expense Group Median	Rank
Americas Government Income Portfolio	0.500	0.759	1/9

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

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AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Americas Government Income Portfolio	1.075	0.973	7/9	0.984	9/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $21,947 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $141,376 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

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AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).11 ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.12

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 14 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”)16 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2007.17 It should be noted that the Portfolio, which invests primarily in fixed income securities issued by federal or provincial governments of the U.S., Canada and Mexico, is classified by Lipper as a Global Income fund. As a result, some of the Portfolios’ peers may have investment guidelines that would allow them to invest in other foreign markets that are restricted for the Portfolio, which would impact performance.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.07	6.07	5.07	5/9	7/16
3 year	6.03	6.41	5.92	5/8	6/13
5 year	6.33	9.24	7.03	7/8	8/13
10 year	6.62	5.81	5.65	3/7	4/11

11	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

12	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

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AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Note that the Portfolio, which invests primarily in fixed income securities issued by federal or provincial governments of the U.S., Canada and Mexico, has a much broader mandate than its benchmark, the Lehman Brothers Aggregate Index, which covers U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-based securities. In addition, the Portfolio may utilize leverage in contrast to the Portfolio’s benchmark, which has no leverage. Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Americas Government Income Portfolio	6.07	6.03	6.33	6.62	7.59	6.97	0.42	10
Lehman Brothers Aggregate Bond Index	5.58	3.93	4.41	5.82	6.55	3.47	0.58	10

Inception Date: May 3, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2007. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Bond Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 1, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to provide a high level of return through a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of currencies other than the U.S. dollar. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Portfolio invests in U.S. Government securities, securities issued by governments other than the U.S. Government or supranational organization debt securities, corporate debt obligations, and commercial paper of banks and bank holding companies. The Portfolio’s non-U.S. investments are generally denominated in currencies other than the U.S. dollar. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality fixed-income securities and normally invests in securities rated in the two highest ratings categories. The Portfolio’s investments are expected to have an average weighted maturity that varies between one year or less and 10 years. The Portfolio intends to spread risk among the capital markets and normally invests at least 65% of its net assets in fixed-income securities of at least three countries. The Portfolio invests approximately 25% of its net assets in U.S. dollar-denominated fixed-income securities. The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by the Adviser depending on its evaluation of political and economic conditions affecting a country as well as recent market experience. The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio’s performance. The Portfolio is “non-diversified”, which means that it invests more of its assets in a smaller number of issuers than many other funds. For hedging purposes, the Portfolio may enter into forward currency exchange contracts. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the S&P/Citigroup World Government Bond Index (unhedged) for the one-, five- and 10-year periods ended December 31, 2007.

The Portfolio underperformed its benchmark for the annual reporting period ended December 31, 2007. Continued fallout from the U.S. subprime mortgage crisis drove a worldwide flight to quality that caused spreads to widen dramatically across fixed-income markets.

For the annual period under review, country selection added to the Portfolio’s performance, specifically overweights in the U.S. and Japan, in addition to an underweight in the U.K. and the Euro area. Security selection and yield-curve positioning detracted from performance for the annual period ended December 31, 2007.

MARKET REVIEW AND INVESTMENT STRATEGY

The past several months have seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Central banks—including the European Central Bank, the U.S. Federal Reserve (the “Fed”), the Bank of Japan, the Bank of Canada and the Reserve Bank of Australia—responded by injecting liquidity into the markets via cheap loans to banks; the Fed also cut its discount rate. These measures culminated in the Fed’s dramatic 50-basis-point ease in September 2007 and additional rate cuts of 25 basis points in October and December, which aimed to restore confidence in the financial markets and put the economy on firmer footing.

Most global bond returns hedged in U.S. dollars were generally weak early in the reporting period, as a tightening trend among global central banks in developed economies continued with the Euro area, U.K. and Japan all raising official rates. Conversely, global government bonds rallied late in the reporting period in the flight to quality. For the annual period, global bonds (unhedged) returned 10.95%, as represented by the S&P/Citigroup World Government Bond Index (unhedged). U.S. Treasuries performed very strongly as investors sought the protection of less-risky assets. Robust growth and interest-rate hikes throughout most of the year in both Europe and the U.K. dampened government returns in both regions. (Late in the year, the Bank of England responded to economic concerns and cut U.K. rates by 25 basis points.)

Market turmoil has created opportunities, especially in investment-grade corporates. The Portfolio’s Global Fixed

1

AllianceBernstein Variable Products Series Fund

Income Investment Team (the “Team”) has decreased the Portfolio’s allocation to U.S. mortgages in order to fund increased exposures to corporates, especially short- and intermediate-term U.S. financials. Other strategies in place currently include an overweight in the U.S. and underweights in the U.K. and the Euro area and select positions in U.S. agency securities.

2

GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P/Citigroup World Government Bond Index (unhedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index represents performance of government bond markets in 14 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

A majority of the Portfolio’s assets will be invested in foreign fixed-income securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. Price fluctuations in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio may at times use certain types of investment derivatives, such as futures contracts and options on futures contracts. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Global Bond Portfolio Class A	10.35%	5.84%	5.32%
AllianceBernstein Global Bond Portfolio Class B	10.15%	5.60%	5.48%	*
S&P/Citigroup World Government Bond Index (unhedged)	10.95%	6.81%	6.31%
* Since inception of the Portfolio’s Class B shares on 7/15/99.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.03% and 1.30% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Bond Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

GLOBAL BOND PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Bond Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,104.47	$6.31	1.19%
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06	1.19%

Class B
Actual	$1,000	$1,102.61	$7.58	1.43%
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$7.27	1.43%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2007	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Government-Related Sovereigns	$21,106,378	53.7%
U.S. Treasuries	5,950,268	15.1
Government-Related Agencies	4,508,782	11.5
Corporates Investment Grades	1,870,682	4.8
Government-Related U.S. Agencies	1,867,247	4.7
Short-Term Investments	4,003,000	10.2

Total Investments	$39,306,357	100.0%

COUNTRY DIVERSIFICATION*

December 31, 2007

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$9,443,362	24.0%
Japan	8,299,274	21.1
Netherlands	4,078,730	10.4
Germany	3,116,224	7.9
France	2,754,632	7.0
Norway	1,590,746	4.1
Sweden	1,527,193	3.9
Mexico	1,464,289	3.7
Singapore	1,037,040	2.7
Canada	949,930	2.4
Belgium	797,102	2.0
United Kingdom	244,835	0.6
Short-Term Investments	4,003,000	10.2

Total Investments	$39,306,357	100.0%

*	All data are as of December 31, 2007. The fund’s security type breakdown and country breakdown are expressed as a percentage of total investments and may vary overtime.

6

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENT-RELATED–SOVEREIGNS–46.5%
Bundesrepublik Deutschland Series 03 4.75%, 7/04/34(a)	EUR	240	$357,152
Series 97 6.50%, 7/04/27(a)		379	685,939
France Government Bond OAT 3.75%, 4/25/21		2,041	2,754,632
Government of Japan Ten Year Bond Series 217 1.80%, 12/21/09(a)	JPY	120,000	1,095,804
Series 252 1.00%, 6/20/13(a)		144,550	1,290,525
Series 268 1.50%, 3/20/15(a)		98,000	893,932
Series 288 1.70%, 9/20/17(a)		150,000	1,369,781
Government of Japan Twenty Year Bond Series 41 1.50%, 3/20/19(a)		137,150	1,213,583
Government of Sweden Series 1043 5.00%, 1/28/09(a)	SEK	4,200	655,117
Kingdom of Belgium Series 31 5.50%, 3/28/28	EUR	495	797,102
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	7,000	607,374
Series MI10 8.00%, 12/19/13(a)		9,375	856,915
Netherlands Government Bond 3.75%, 1/15/23	EUR	1,055	1,407,031
4.00%, 7/15/16		1,875	2,671,699
Singapore Government Bond 3.75%, 9/01/16(a)	SGD	1,379	1,037,040
Sweden Government Bond Series 1046 5.50%, 10/08/12	SEK	2,900	473,125
Series 1051 3.75%, 8/12/17		2,700	398,950

Total Government-Related–Sovereigns (cost $17,690,487)			18,565,701

U.S. TREASURIES–13.4%
U.S. Treasury Bond 4.75%, 2/15/37	US$	970	1,015,165
U.S. Treasury Notes 4.125%, 8/15/10(a)		1,483	1,522,508
4.625%, 11/15/16(a)		2,683	2,809,815

Total U.S. Treasuries (cost $5,175,396)			5,347,488

	Principal Amount (000)		U.S. $ Value

GOVERNMENT-RELATED–AGENCIES–11.3%
Development Bank of Japan 1.35%, 11/26/13(a)	JPY	147,000	$1,329,596
2.30%, 3/19/26(a)		120,000	1,106,053
Landwirtschaftliche Rentenbank 1.375%, 4/25/13(a)		229,000	2,073,133

Total Government-Related–Agencies
(cost $4,323,022)			4,508,782

TREASURY BILLS–6.4%
Canadian Treasury Bill Zero Coupon, 3/06/08	CAD	944	949,930
Norway Treasury Bills Zero Coupon, 3/19/08	NOK	8,723	1,590,747

Total Treasury Bills (cost $2,474,827)			2,540,677

CORPORATES–INVESTMENT GRADES–4.7%
FINANCIAL INSTITUTIONS–3.7%
BANKING–0.9%
Barclays Bank PLC 5.75%, 9/14/26(a)	GBP	75	142,663
Citigroup, Inc. 4.625%, 8/03/10(a)	US$	107	106,417
National Westminster Bank 6.50%, 9/07/21(a)	GBP	50	102,172

			351,252

BROKERAGE–0.3%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	US$	53	52,457
7.35%, 10/01/09		47	49,123

			101,580

FINANCE–2.2%
International Lease Finance Corp. 3.50%, 4/01/09(a)		350	344,014
Pershing Road Development Co. LLC 6.021%, 9/01/26(a)(b)(c)		646	554,222

			898,236

INSURANCE–0.3%
Genworth Financial, Inc. 1.60%, 6/20/11(a)	JPY	15,000	131,911

			1,482,979

INDUSTRIAL–1.0%
CONSUMER CYCLICAL–OTHER–0.5%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	US$	200	206,474

CONSUMER NON-CYCLICAL–0.5%
Pfizer, Inc. Series INTL 1.80%, 2/22/16(a)	JPY	20,000	181,229

			387,703

Total Corporates–Investment Grades
(cost $1,954,148)			1,870,682

7

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENT-RELATED–U.S. AGENCIES–4.7%
AGENCY DEBENTURES–4.7%
Federal Home Loan Mortgage Corp. 4.75%, 1/19/16(a) (cost $1,783,320)	US$	1,810	$1,867,247

INFLATION-LINKED SECURITIES–1.5%
U.S. Treasury Notes 2.00%, 1/15/16 (TIPS) (cost $577,302)		587	602,780

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–10.0%
TIME DEPOSIT–10.0%
The Bank of New York 3.25%, 1/02/08	US$	403	$403,000
Societe Generale 3.45%, 1/02/08		3,600	3,600,000

Total Short-Term Investments (cost $4,003,000)			4,003,000

TOTAL INVESTMENTS–98.5%
(cost $37,981,502)			39,306,357
Other assets less liabilities–1.5%			581,006

NET ASSETS–100.0%			$39,887,363

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 1/29/08	29	$24,660	$25,246	$586
Australian Dollar settling 1/29/08	134	116,609	117,283	674
Canadian Dollar settling 1/24/08	747	777,508	757,422	(20,086)
Danish Krone settling 1/08/08	1,420	272,407	278,441	6,034
Euro settling 1/16/08	235	338,309	343,405	5,096
Euro settling 1/16/08	5,049	7,230,622	7,383,146	152,524
Euro settling 2/20/08	142	208,785	207,562	(1,223)
Great British Pound settling 1/15/08	274	564,459	544,508	(19,951)
Great British Pound settling 1/15/08	773	1,581,063	1,538,418	(42,645)
Japanese Yen settling 2/13/08	139,068	1,222,898	1,250,704	27,806
Mexican Nuevo Peso settling 2/14/08	1,199	109,866	109,507	(359)
Norwegian Krone settling 1/17/08	2,350	441,897	432,613	(9,284)
Norwegian Krone settling 1/17/08	632	119,939	116,414	(3,525)
Singapore Dollar settling 1/14/08	549	381,804	381,608	(196)
Swiss Franc settling 2/27/08	265	233,139	235,014	1,875
Sale Contracts:
Euro settling 1/16/08	112	160,824	163,214	(2,390)
Euro settling 1/16/08	191	277,363	279,242	(1,879)
Japanese Yen settling 2/13/08	19,442	174,656	174,854	(198)
Japanese Yen settling 2/13/08	59,026	524,628	530,848	(6,220)
Mexican Nuevo Peso settling 2/14/08	17,491	1,594,637	1,597,821	(3,184)
Norwegian Krone settling 1/17/08	2,274	419,958	418,668	1,290
Singapore Dollar settling 1/14/08	1,283	884,835	891,813	(6,978)
Swedish Krona settling 2/07/08	8,037	1,256,856	1,243,941	12,915

8

AllianceBernstein Variable Products Series Fund

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $21,933,242.

(b)	Floating Rate Security. Stated interest rate was in effect at December 31, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the market value of this security amounted to $554,222 or 1.4% of net assets.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro Dollar

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

SEK—Swedish Krona

SGD—Singapore Dollar

Glossary:

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

9

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $37,981,502)	$39,306,357
Foreign cash, at value (cost $175,524)	177,450
Unrealized appreciation of forward currency exchange contracts	208,800
Interest receivable	457,407
Receivable for investment securities sold and foreign currency contracts	110,144
Receivable for capital stock sold	28

Total assets	40,260,186

LIABILITIES
Due to custodian	860
Unrealized depreciation of forward currency exchange contracts	118,118
Payable for capital stock redeemed	148,512
Custodian fee payable	40,469
Administrative fee payable	23,750
Advisory fee payable	15,370
Distribution fee payable	2,571
Transfer Agent fee payable	116
Accrued expenses	23,057

Total liabilities	372,823

NET ASSETS	$39,887,363

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,233
Additional paid-in capital	37,975,229
Undistributed net investment income	1,983,169
Accumulated net realized loss on investment and foreign currency transactions	(1,501,852)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	1,427,584

$39,887,363

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$27,929,827	2,257,455	$12.37
B	$11,957,536	975,986	$12.25

See notes to financial statements.

10

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,562,456

EXPENSES
Advisory fee (see Note B)	180,418
Distribution fee—Class B	29,749
Transfer agency—Class A	1,761
Transfer agency—Class B	742
Custodian	138,303
Administrative	94,000
Audit	41,100
Printing	18,325
Legal	12,046
Directors’ fees	1,550
Miscellaneous	2,741

Total expenses	520,735

Net investment income	1,041,721

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	254,758
Foreign currency transactions	1,978,111
Net change in unrealized appreciation/depreciation of:
Investments	806,781
Foreign currency denominated assets and liabilities	(199,294)

Net gain on investment and foreign currency transactions	2,840,356

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,882,077

See notes to financial statements.

11

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007		Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,041,721		$1,245,413
Net realized gain on investment and foreign currency transactions	2,232,869		212,771
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	607,487		885,775

Net increase in net assets from operations	3,882,077		2,343,959
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(906,463)		(711,741)
Class B	(350,790)		(169,417)
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(394,552)
Class B	–0	–	(112,945)
CAPITAL STOCK TRANSACTIONS
Net decrease	(5,058,538)		(19,063,133)

Total decrease	(2,433,714)		(18,107,829)
NET ASSETS
Beginning of period	42,321,077		60,428,906

End of period (including undistributed net investment income of $1,983,169 and $220,715, respectively)	$39,887,363		$42,321,077

See notes to financial statements.

12

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Bond Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

13

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

14

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$52,758,938	$60,754,755
U.S. government securities	12,117,493	11,458,893

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$37,983,379

Gross unrealized appreciation	$1,455,645
Gross unrealized depreciation	(132,667)

Net unrealized appreciation	$1,322,978

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

15

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	335,377	208,380	$3,967,027	$2,372,017
Shares issued in reinvestment of dividends and distributions	80,503	97,643	906,463	1,106,293
Shares redeemed	(726,521)	(1,929,242)	(8,549,020)	(21,814,154)

Net decrease	(310,641)	(1,623,219)	$(3,675,530)	$(18,335,844)

Class B
Shares sold	151,357	200,013	$1,764,735	$2,252,518
Shares issued in reinvestment of dividends and distributions	31,405	25,144	350,790	282,362
Shares redeemed	(302,004)	(288,503)	(3,498,533)	(3,262,169)

Net decrease	(119,242)	(63,346)	$(1,383,008)	$(727,289)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

16

AllianceBernstein Variable Products Series Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$1,257,253	$1,258,130
Net long-term capital gains	—	130,525

Total distributions paid	$1,257,253	$1,388,655

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,741,955
Accumulated capital and other losses	(2,166,938	)(a)
Unrealized appreciation/(depreciation)	1,333,884	(b)

Total accumulated earnings/(deficit)	$1,908,901

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $1,499,975, in which $1,012,032 expires in the year 2008, and $487,943 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio’s merger with Brinson Series Trust Strategic Income Portfolio, may apply. For the year ended December 31, 2007 the portfolio utilized $253,089 of capital loss carryforward. For the year ended December 31, 2007, the Portfolio deferred losses on straddles of $666,963.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains/losses and paydown gains/losses resulted in a net increase in undistributed net investment income, and a net decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

17

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

NOTE K: Subsequent Events

On February 7, 2008, the Board of Directors of the Fund approved the acquisitions of the assets and liabilities of each of AllianceBernstein Variable Products Series Fund—Global Dollar Government Portfolio, AllianceBernstein Variable Products Series Fund—High Yield Portfolio, AllianceBernstein Variable Products Series Fund—Americas Government Income Portfolio and AllianceBernstein Variable Products Series Fund—Global Bond Portfolio by AllianceBernstein Variable Products Series Fund—U.S. Government / High Grade Securities Portfolio. The acquisitions are expected to take place in the second quarter of 2008.

18

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.59	$11.32	$13.63	$13.50	$12.63

Income From Investment Operations
Net investment income (a)	.31	.29	.28	.25	(b)	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85	.26	(1.26)	.93	1.40

Net increase (decrease) in net asset value from operations	1.16	.55	(.98)	1.18	1.65

Less Dividends and Distributions
Dividends from net investment income	(.38)	(.18)	(1.18)	(.78)	(.78)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.10)	(.15)	(.27)	–0	–

Total dividends and distributions	(.38)	(.28)	(1.33)	(1.05)	(.78)

Net asset value, end of period	$12.37	$11.59	$11.32	$13.63	$13.50

Total Return
Total investment return based on net asset value (c)	10.35%	4.97%	(7.65)%	9.63%	13.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,930	$29,755	$47,443	$56,043	$58,658
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.23%	1.03	%(d)	.87%	.88%	1.15%
Expenses, before waivers and reimbursements	1.23%	1.03	%(d)	.87%	1.02%	1.15%
Net investment income	2.67%	2.53	%(d)	2.30%	1.93	%(b)	1.93%
Portfolio turnover rate	193%	156%	148%	107%	197%

See footnote summary on page 20.

19

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.47	$11.21	$13.51	$13.40	$12.54

Income From Investment Operations
Net investment income (a)	.28	.26	.25	.22	(b)	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85	.25	(1.25)	.91	1.41

Net increase (decrease) in net asset value from operations	1.13	.51	(1.00)	1.13	1.62

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.15)	(1.15)	(.75)	(.76)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.10)	(.15)	(.27)	–0	–

Total dividends and distributions	(.35)	(.25)	(1.30)	(1.02)	(.76)

Net asset value, end of period	$12.25	$11.47	$11.21	$13.51	$13.40

Total Return
Total investment return based on net asset value (c)	10.15%	4.64%	(7.87)%	9.33%	13.08%

Ratios/Supplemental Data
Net assets, end of period, (000’s omitted)	$11,957	$12,566	$12,986	$13,997	$11,399
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.47%	1.30	%(d)	1.12%	1.13%	1.40%
Expenses, before waivers and reimbursements	1.47%	1.30	%(d)	1.12%	1.27%	1.40%
Net investment income	2.42%	2.30	%(d)	2.05%	1.72	%(b)	1.66%
Portfolio turnover rate	193%	156%	148%	107%	197%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Global Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Bond Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

21

GLOBAL BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary
Michael L. Mon(2), Vice President Douglas J. Peebles(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

CUSTODIAN	LEGAL COUNSEL
The Bank of New York	Seward & Kissel LLP
One Wall Street	One Battery Park Plaza
New York, NY 10286	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Global Fixed Income Investment Team. Mr. Douglas J. Peebles, Mr. Michael L. Mon, and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

GLOBAL BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

23

GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund, and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995 – 2008. President, Fidelity Accounting and Custody Services Company from 1993 – 1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975 – 1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005 – 2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993 – 2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP., member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael L. Mon 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Douglas J. Peebles 42	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Matthew S. Sheridan 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

25

GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Bond Portfolio (the “Portfolio”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution or brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

26

AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the S&P/Citigroup World Government Bond Index (unhedged in USD) (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (July 1991 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and Performance Universe in all periods reviewed except that it was in the 4th quintile of the Performance Group and Performance Universe in the 1-year period and 4th quintile of the Performance Universe in the 5-year period, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser

27

GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual effective fee rate of 45 basis points, plus the 17 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively small size (approximately $40 million as of September 30, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

28

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Global Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$39.4	Global Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.170% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio			Fiscal Year
Global Bond Portfolio	Class A Class B	1.03 1.30	% %	December 31

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

29

GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2007 net assets:

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Bond Portfolio	$39.4	Global Fixed Income Schedule 45 bp on 1st $30 million 23 bp on the balance Minimum Account Size: $25 m	0.397%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[5]
Global Bond Portfolio	Global Bond Class A Class I (Institutional)	1.10 0.55	% %

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

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AllianceBernstein Variable Products Series Fund

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	ACITM Fee
Global Bond Portfolio	Alliance Global Bond Fund	0.54%
	AllianceBernstein Global Bond Fund P1[6]	0.54%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes.8 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Expense Group Median	Rank
Global Bond Portfolio	0.450	0.759	1/9

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Bond Portfolio	1.036	0.973	7/9	0.984	8/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

6	This ACITM fund is privately placed or institutional.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

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GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $31,909 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $233,246 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).12 ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 15 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

13	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

32

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”)17 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2007.18

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.94	4.98	5.07	7/9	11/16
3 year	3.60	6.36	5.92	8/8	13/13
5 year	5.65	9.24	7.03	8/8	10/13
10 year	4.83	5.65	5.65	6/7	10/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmark.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.21

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Bond Portfolio	4.94	3.60	5.65	4.83	6.02	6.54	0.18	10
S&P / Citigroup World Government Bond Index (unhedged in USD)	5.06	4.51	6.72	5.72	6.99	N/A	N/A	N/A

Inception Date: July 15, 1991

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

16	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2007. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

21	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Dollar Government Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL DOLLAR GOVERNMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 6, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Dollar Government Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is a high level of current income. Its secondary investment objective is capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its net assets in sovereign debt obligations. The Portfolio’s investments in sovereign debt obligations will emphasize debt obligations issued by countries in the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), which currently includes approximately 31 countries whose economies are concluded to be developing or emerging from underdevelopment.

The Portfolio also may invest in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities if equivalent investment quality. The Portfolio’s investments in sovereign debt obligations and corporate debt securities are U.S. dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

The Portfolio’s non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its net assets, although the Portfolio may invest up to 30% of its net assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of the countries that constitute part of the Portfolio’s focus, including Brazil, Mexico, the Philippines, Russia, Turkey and Venezuela. Other countries that the Adviser anticipates will provide investment opportunities for the Portfolio include, among others, Colombia, the Dominican Republic, Ecuador, Lebanon, Malaysia, Panama, Peru, Poland, South Africa and the Ukraine. The Portfolio expects that it will not invest more than 10% of its net assets in any other single country outside the U.S.

The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest in fixed and floating rate loans to sovereign debt issuers, structured securities, variable, floating and inverse floating rate instruments, loan participations and assignments, and may use other investment techniques. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements. The Portfolio also may enter into standby commitment agreements and forward commitments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the JPM EMBI Global for the one-, five- and 10-year periods ended December 31, 2007.

The Portfolio underperformed the benchmark for the annual reporting period. Detracting from performance was the Portfolio’s overweight in Argentina, which underperformed, and underweight in Ecuador and Turkey, which outperformed. Contributing positively to performance were the Portfolio’s overweights in Brazil, Panama and Peru, which outperformed during the period under review, and the Portfolio’s underweight in Venezuela, which performed weakly.

The use of leverage within the Portfolio had no material impact on performance for the annual reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

Volatility returned to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over—in the form of a liquidity crunch—into other sectors and asset classes. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed income.

Growth in emerging market countries remained quite strong during the year, aided by solid commodity prices. Emerging market debt prices were supported throughout much of the reporting period by solid global growth, strong investor demand and ample financial-market liquidity. The second half of the annual period saw a pullback in investment risk taking as global liquidity concerns rose, resulting in significant spread widening across fixed-income assets. Late in the period, inflows into the emerging market asset class slowed and external accounts turned somewhat less favorable. Dollar reserve accumulation slowed in key countries like Russia, Brazil and Argentina prior to a rebound in October 2007. Despite the recent volatility in global markets, emerging market debt remained resilient, posting a positive return of 6.28% for the annual period, according to the JPM EMBI Global. Emerging market spreads widened 84 basis points to end the period at 255 basis points over like-duration Treasuries.

For the annual reporting period, most emerging market countries posted positive returns, with divergence between countries appearing as the performance range across emerging market debt became more correlated with the

1

AllianceBernstein Variable Products Series Fund

strength of individual country fundamentals. Non-Latin American countries at 7.49% outpaced the Latin American region at 5.15%. Outperforming countries within the Index for the year included Ecuador at 44.56%, Turkey at 10.20% and Brazil at 9.13%. Ecuador rebounded during the year, benefiting from the rising price of oil, a major source of federal revenues, as well as waning concerns over debt restructuring. Brazilian debt benefited from ongoing strength in economic fundamentals as well as growing investor recognition that Brazil would continue to retire external debt. Turkey benefited from positive political and economic news.

Underperforming countries for the annual period included Venezuela at -11.15% and Argentina at -11.12%. Venezuela suffered from a drop in reserves and increased supply. Argentina was negatively impacted by skepticism over the accuracy of government economic data, the viability of fiscal and monetary policies and the willingness of the presumed next president to change those policies.

2

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans and Eurobonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. These fluctuations can also be due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may borrow money or otherwise leverage the portfolio. The Portfolio may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward contracts, forward commitments, dollar rolls, or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein Global Dollar Government Portfolio Class A	4.53%	13.11%	10.23%
AllianceBernstein Global Dollar Government Portfolio Class B	4.27%	12.88%	14.11%*
JPM EMBI Global	6.28%	12.67%	10.09%
* Since inception of the Portfolio’s Class B shares on 7/22/02.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.76% and 2.01% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Dollar Government Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Dollar Government Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,037.87	$8.01	1.56%
Hypothetical (5% return before expenses)	$1,000	$1,017.34	$7.93	1.56%

Class B
Actual	$1,000	$1,036.43	$9.29	1.81%
Hypothetical (5% return before expenses)	$1,000	$1,016.08	$9.20	1.81%

*	Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2007	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Sovereigns	$20,838,698	84.4%
Corporates	3,266,825	13.2
Agency Debentures	89,775	0.4
Short-Term Investments	502,000	2.0

Total Investments	$24,697,298	100.0%

COUNTRY DIVERSIFICATION

December 31, 2007

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Russia	$4,107,873	16.6%
Brazil	3,894,456	15.8
Philippines	2,062,618	8.4
Mexico	1,808,062	7.3
Venezuela	1,712,580	6.9
Panama	1,245,671	5.1
Peru	1,210,744	4.9
Turkey	1,114,828	4.5
Malaysia	985,395	4.0
Argentina	872,474	3.5
Indonesia	792,331	3.2
Luxembourg	767,690	3.1
Other*	3,620,576	14.7
Short-Term Investments	502,000	2.0

Total Investments	$24,697,298	100.0%

*	All data are as of December 31, 2007. The fund’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 2.1% or less in the following countries: Bulgaria, China, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, Hong Kong, Jamaica, Lebanon, Netherlands, Pakistan, South Africa, Ukraine, United States, and Uruguay.

6

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

SOVEREIGNS–84.1%
ARGENTINA–3.5%
Republic of Argentina 5.389%, 8/03/12(a)	US$	230	$204,142
8.28%, 12/31/33(b)		632	603,734
Series V 7.00%, 3/28/11		70	64,598

			872,474

BRAZIL–14.8%
Republic of Brazil 6.00%, 1/17/17		729	747,225
7.125%, 1/20/37		823	936,162
8.25%, 1/20/34		349	441,485
8.75%, 2/04/25		126	159,705
8.875%, 10/14/19–4/15/24		946	1,183,985
11.00%, 8/17/40		141	188,588

			3,657,150

BULGARIA–0.4%
Republic of Bulgaria 8.25%, 1/15/15(c)		94	109,980

COLOMBIA–2.1%
Republic of Colombia 7.375%, 9/18/37		245	272,562
10.75%, 1/15/13		88	108,020
11.75%, 2/25/20		94	139,825

			520,407

COSTA RICA–0.5%
Republic of Costa Rica 8.05%, 1/31/13(c)		53	57,637
8.11%, 2/01/12(c)		51	55,080

			112,717

DOMINICAN REPUBLIC–0.5%
Dominican Republic 8.625%, 4/20/27(c)		100	116,000

ECUADOR–1.5%
Republic of Ecuador 10.00%, 8/15/30(c)(d)		393	380,227

EL SALVADOR–1.3%
Republic of El Salvador 7.625%, 9/21/34(c)		72	83,520
7.65%, 6/15/35(c)		112	129,360
8.50%, 7/25/11(c)		100	109,949

			322,829

INDONESIA–3.2%
Republic of Indonesia 6.625%, 2/17/37(c)		100	95,250
6.75%, 3/10/14(c)		260	267,800
7.25%, 4/20/15(c)		59	62,186
7.50%, 1/15/16(c)		100	107,400
8.50%, 10/12/35(c)		222	259,695

			792,331

		Principal Amount (000)	U.S. $ Value

JAMAICA–0.5%
Government of Jamaica 10.625%, 6/20/17	US$	95	$114,143

LEBANON–1.1%
Lebanese Republic 7.875%, 5/20/11(c)		75	72,937
10.125%, 8/06/08(c)		207	209,588

			282,525

MALAYSIA–2.1%
Malaysia 7.50%, 7/15/11		303	331,958
8.75%, 6/01/09		180	189,621

			521,579

MEXICO–7.3%
United Mexican States 11.375%, 9/15/16		272	384,880
Series A
8.00%, 9/24/22		1,158	1,423,182

			1,808,062

PAKISTAN–0.5%
Republic of Pakistan 6.875%, 6/01/17(c)		146	116,800

PANAMA–4.6%
Republic of Panama 6.70%, 1/26/36		299	315,894
7.125%, 1/29/26		173	190,300
8.875%, 9/30/27		97	125,857
9.375%, 7/23/12–4/01/29		398	514,470

			1,146,521

PERU–4.5%
Republic of Peru 7.35%, 7/21/25		102	116,280
8.375%, 5/03/16		399	467,828
8.75%, 11/21/33		393	520,725

			1,104,833

PHILIPPINES–8.3%
Republic of Philippines 7.50%, 9/25/24		205	230,625
7.75%, 1/14/31		262	303,265
8.25%, 1/15/14		376	421,120
8.875%, 3/17/15		246	289,419
9.50%, 2/02/30		79	106,156
9.875%, 1/15/19		237	310,233
10.625%, 3/16/25		280	401,800

			2,062,618

RUSSIA–12.1%
Russian Federation 7.50%, 3/31/30(c)(d)		1,094	1,244,368
11.00%, 7/24/18(c)		240	342,600
Russian Ministry of Finance Series V 3.00%, 5/14/08		1,273	1,257,088
Series VII
3.00%, 5/14/11		160	147,200

			2,991,256

7

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

SOUTH AFRICA–1.0%
Republic of South Africa 5.875%, 5/30/22	US$	100	$99,000
7.375%, 4/25/12		142	153,715

			252,715

TURKEY–4.5%
Republic of Turkey 6.875%, 3/17/36		577	566,903
7.00%, 6/05/20		350	363,125
7.375%, 2/05/25		176	184,800

			1,114,828

UKRAINE–0.9%
Government of Ukraine 6.58%, 11/21/16(c)		144	141,840
7.65%, 6/11/13(c)		80	84,400

			226,240

URUGUAY–2.0%
Republic of Uruguay 7.875%, 1/15/33(e)		138	154,923
8.00%, 11/18/22		308	344,960

			499,883

VENEZUELA–6.9%
Republic of Venezuela 5.75%, 2/26/16		444	355,755
6.00%, 12/09/20		297	223,858
7.00%, 12/01/18(c)		481	410,774
7.65%, 4/21/25		265	226,575
8.50%, 10/08/14		42	40,635
9.25%, 9/15/27		133	133,000
9.375%, 1/13/34		169	168,155
13.625%, 8/15/18		120	153,828

			1,712,580

Total Sovereigns (cost $19,525,331)			20,838,698

CORPORATES–13.2%
BRAZIL–1.0%
Banco Bmg SA 9.15%, 1/15/16(c)		100	101,750
Vale Overseas Ltd. 6.875%, 11/21/36		134	135,556

			237,306

CHINA–0.4%
Chaoda Modern Agriculture 7.75%, 2/08/10(c)		115	113,850

HONG KONG–0.4%
Noble Group Ltd. 6.625%, 3/17/15(c)		100	93,425

JAMAICA–0.4%
Digicel Ltd. 9.25%, 9/01/12(c)		100	101,880

		Principal Amount (000)	U.S. $ Value

LUXEMBOURG–0.5%
VTB Capital SA 6.609%, 10/31/12(c)	US$	135	$132,502

MALAYSIA–1.9%
Petronas Capital Ltd. 7.00%, 5/22/12(c)		426	463,816

NETHERLANDS–0.7%
ALB Finance BV 9.25%, 9/25/13(c)		100	76,680
Kazkommerts International BV 8.50%, 4/16/13(c)		100	90,500

			167,180

PANAMA–0.4%
MMG Fiduciary(AES El Salvador) 6.75%, 2/01/16(c)		100	99,150

PERU–0.4%
Southern Copper Corp. 7.50%, 7/27/35		100	105,911

RUSSIA–7.1%
Alfa Bond Issuance PLC 8.625%, 12/09/15		100	96,227
Citigroup (JSC Severstal) 9.25%, 4/19/14(c)		68	72,216
Evraz Group SA 8.25%, 11/10/15(c)		100	98,530
Gallery Capital SA 10.125%, 5/15/13(c)		100	95,390
Gaz Capital for Gazprom 6.51%, 3/07/22(c)		657	635,188
Gazprom 6.51%, 3/07/22(c)		200	190,140
Gazstream SA 5.625%, 7/22/13(c)		115	113,407
Mobile Telesystems Finance 9.75%, 1/30/08(c)		125	125,050
Russia Agriculture Bank Rshb C 6.299%, 5/15/17(c)		147	139,282
Russian Standard Finance 7.50%, 10/07/10(c)		100	89,500
TNK-BP Finance SA 7.50%, 7/18/16(c)		100	96,875

			1,751,805

Total Corporates (cost $3,355,543)			3,266,825

AGENCY DEBENTURES–0.4%
UNITED STATES–0.4%
Pemex Proj Fdg Master Trust 5.75%, 3/01/18(c) (cost $89,393)		90	89,775

8

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–2.0%
TIME DEPOSIT–2.0%
The Bank of New York 3.25%, 1/02/08 (cost $502,000)	US$	502	$502,000

TOTAL INVESTMENTS–99.7% (cost $23,472,267)			24,697,298
Other assets less liabilities–0.3%			81,175

NET ASSETS–100.0%			$24,778,473

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Citigroup Global Markets, Inc. (Federal Republic of Brazil 12.25% 3/6/30)	$600	3.09%	8/20/10	$43,769
Citigroup Global Markets, Inc. (Republic of Philippines 10.625% 3/16/25)	130	4.95	3/20/09	6,375
JPMorgan Chase (OAO Gazprom 10.50% 10/21/09)	360	1.04	10/20/10	(3,556)
Lehman Brothers (Republic of Venezuela 9.25% 9/15/27)	280	0.69	4/20/08	(436)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	Amount
ABN Sec’s (UK) Ltd.	4.25%	12/31/08	$310,700

(a)	Floating Rate Security. Stated interest rate was in effect at December 31, 2007.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $603,734.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $7,476,297 or 30.2% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2007.

(e)	Pay-In-Kind Payments (PIK).

See notes to financial statements.

9

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $23,472,267)	$24,697,298
Cash	344
Unrealized appreciation of swap contracts	50,144
Dividends and interest receivable	511,053
Receivable for capital stock sold	177

Total assets	25,259,016

LIABILITIES
Unrealized depreciation of swap contracts	3,992
Reverse repurchase agreements	310,700
Payable for capital stock redeemed	61,536
Custodian fee payable	46,676
Administrative fee payable	23,750
Advisory fee payable	10,706
Distribution fee payable	1,082
Transfer Agent fee payable	116
Accrued expenses	21,985

Total liabilities	480,543

NET ASSETS	$24,778,473

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,847
Additional paid-in capital	21,615,531
Undistributed net investment income	1,373,660
Accumulated net realized gain on investment transactions	516,252
Net unrealized appreciation of investments	1,271,183

$24,778,473

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$19,663,906	1,464,568	$13.43
B	$5,114,567	382,654	$13.37

See notes to financial statements.

10

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,844,086

EXPENSES
Advisory fee (see Note B)	135,943
Distribution fee—Class B	13,562
Transfer agency—Class A	1,733
Transfer agency—Class B	431
Custodian	111,372
Administrative	94,000
Audit	41,100
Legal	11,167
Printing	10,995
Directors’ fees	1,550
Miscellaneous	5,448

Total expenses before interest expense	427,301
Interest expense	9,082

Total expenses	436,383

Net investment income	1,407,703

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on:
Investment transactions	567,008
Swap contracts	93,857
Net change in unrealized appreciation/depreciation of:
Investments	(825,471)
Swap contracts	(90,212)

Net loss on investment transactions	(254,818)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,152,885

See notes to financial statements.

11

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,407,703	$1,523,687
Net realized gain on investment transactions	660,865	1,050,646
Net change in unrealized appreciation/depreciation of investments	(915,683)	91,357

Net increase in net assets from operations	1,152,885	2,665,690
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,322,649)	(1,319,149)
Class B	(310,854)	(305,782)
Net realized gain on investment transactions
Class A	(865,109)	(1,040,768)
Class B	(212,347)	(251,506)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(2,698,231)	831,292

Total increase (decrease)	(4,256,305)	579,777
NET ASSETS
Beginning of period	29,034,778	28,455,001

End of period (including undistributed net investment income of $1,373,660 and $1,494,050, respectively)	$24,778,473	$29,034,778

See notes to financial statements.

12

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Dollar Government Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek a high level of current income and, secondarily, capital appreciation. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

13

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

14

AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$10,709,230		$13,862,048
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost	$23,494,264

Gross unrealized appreciation	$1,527,836
Gross unrealized depreciation	(324,802)

Net unrealized appreciation	$1,203,034

1. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

15

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

2. Swap Agreements

The Portfolio may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

At December 31, 2007, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $1,370,000, with net unrealized appreciation of $46,152 and terms ranging from 4 months to 2 years 10 months, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty from which it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. At December 31, 2007, the portfolio had no Buy Contracts with the same referenced obligations and same counter parties as Sale Contracts outstanding.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2007, the average amount of reverse repurchase agreements outstanding was $241,119 and the daily weighted average interest rate was 2.26%.

16

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consist of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	227,359	392,040	$3,134,796	$5,571,863
Shares issued in reinvestment of dividends and distributions	166,750	182,798	2,187,758	2,359,917
Shares redeemed	(566,845)	(538,135)	(7,680,464)	(7,514,108)

Net increase (decrease)	(172,736)	36,703	$(2,357,910)	$417,672

Class B
Shares sold	35,355	51,188	$499,717	$719,330
Shares issued in reinvestment of dividends and distributions	40,000	43,267	523,201	557,288
Shares redeemed	(99,266)	(62,681)	(1,363,239)	(862,998)

Net increase (decrease)	(23,911)	31,774	$(340,321)	$413,620

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk—The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements or dollar rolls. When the Portfolio borrows money or otherwise leverage its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

17

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$1,888,281	$1,862,568
Net long-term capital gains	822,678	1,054,637

Total taxable distributions	2,710,959	2,917,205

Total distributions paid	$2,710,959	$2,917,205

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,599,102
Undistributed long-term capital gains	358,958
Unrealized appreciation/(depreciation)	1,203,035	(a)

Total accumulated earnings/(deficit)	$3,161,095

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

During the current fiscal year, permanent differences primarily due to a tax treatment of swaps and paydown gains/losses resulted in a net increase in undistributed net investment income, and a net decrease to accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

18

AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

NOTE K: Subsequent Events

On February 7, 2008, the Board of Directors of the Fund approved the acquisitions of the assets and liabilities of each of AllianceBernstein Variable Products Series Fund—Global Dollar Government Portfolio, AllianceBernstein Variable Products Series Fund—High Yield Portfolio, AllianceBernstein Variable Products Series Fund—Americas Government Income Portfolio and AllianceBernstein Variable Products Series Fund—Global Bond Portfolio by AllianceBernstein Variable Products Series Fund—U.S. Government/High Grade Securities Portfolio. The acquisitions are expected to take place in the second quarter of 2008.

19

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2007	2006	2005	2004(a)	2003
Net asset value, beginning of period	$14.22	$14.42	$14.79	$14.53	$11.43

Income From Investment Operations
Net investment income (b)	.72	.76	.84	.86	(c)	.95
Net realized and unrealized gain (loss) on investment transactions	(.11)	.53	.46	.45	2.83

Net increase in net asset value from operations	.61	1.29	1.30	1.31	3.78

Less: Dividends and Distributions
Dividends from net investment income	(.85)	(.83)	(.95)	(1.05)	(.68)
Distributions from net realized gain on investment transactions	(.55)	(.66)	(.72)	–0	–	–0	–

Total dividends and distributions	(1.40)	(1.49)	(1.67)	(1.05)	(.68)

Net asset value, end of period	$13.43	$14.22	$14.42	$14.79	$14.53

Total Return
Total investment return based on net asset value (d)	4.53%	10.01%	9.62%	10.12%	33.41%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,664	$23,279	$23,073	$22,932	$26,433
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.56%	1.76	%(e)	1.69%	1.76%	1.90%
Expenses, before waivers and reimbursements	1.56%	1.76	%(e)	1.69%	1.93%	1.90%
Expenses, before waivers and reimbursements excluding interest expense	1.52%	1.69	%(e)	1.68%	1.92%	1.88%
Net investment income	5.23%	5.41	%(e)	5.83%	6.07	%(c)	7.20%
Portfolio turnover rate	40%	50%	91%	188%	150%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2007	2006	2005	2004(a)	2003
Net asset value, beginning of period	$14.16	$14.36	$14.74	$14.51	$11.42

Income From Investment Operations
Net investment income (b)	.68	.72	.80	.82	(c)	.88
Net realized and unrealized gain (loss) on investment transactions	(.11)	.54	.46	.45	2.89

Net increase in net asset value from operations	.57	1.26	1.26	1.27	3.77

Less: Dividends and Distributions
Dividends from net investment income	(.81)	(.80)	(.92)	(1.04)	(.68)
Distributions from net realized gain on investment transactions	(.55)	(.66)	(.72)	–0	–	–0	–

Total dividends and distributions	(1.36)	(1.46)	(1.64)	(1.04)	(.68)

Net asset value, end of period	$13.37	$14.16	$14.36	$14.74	$14.51

Total Return
Total investment return based on net asset value (d)	4.27%	9.77%	9.35%	9.81%	33.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,114	$5,756	$5,382	$4,979	$3,162
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.80%	2.01	%(e)	1.93%	2.07%	2.14%
Expenses, before waivers and reimbursements	1.80%	2.01	%(e)	1.93%	2.24%	2.14%
Expenses, before waivers and reimbursements excluding interest expense	1.77%	1.94	%(e)	1.93%	2.23%	2.12%
Net investment income	4.98%	5.16	%(e)	5.60%	5.74	%(c)	6.67%
Portfolio turnover rate	40%	50%	91%	188%	150%

(a)	As of January 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02 for Class A and B. Consequently, the ratios of net investment income to average net assets were decreased by .17% for Class A and B respectively.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived or reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Global Dollar Government Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Dollar Government Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Dollar Government Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

22

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

The Portfolio for the fiscal year ended December 31, 2007 designates from distributions paid $822,678 as capital gain dividends.

23

GLOBAL DOLLAR
GOVERNMENT PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Michael J. Downey(1)
Marc O. Mayer, President and Chief Executive Officer	D. James Guzy(1)
David H. Dievler(1)	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Fernando Grisales(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team. Mr. Paul J. DeNoon, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

GLOBAL DOLLAR
GOVERNMENT PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR

INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB&Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

25

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund, and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody , # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Fernando Grisales 28	Vice President	Assistant Vice President of the Adviser**, with which he has been associated since prior to 2003.

Michael L. Mon 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Douglas J. Peebles 42	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Matthew S. Sheridan 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

27

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Dollar Government Portfolio (the “Portfolio”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution or brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

28

AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due primarily to differences in their expense ratios but potentially due to other factors such as the timing of cash flows. The directors also noted the changes to the Corresponding Fund’s investment policies approved in August 2007 and the pending acquisitions subject to shareholder approval at a joint special meeting of shareholders, of all the assets and liabilities of two AllianceBernstein funds by the Corresponding Fund. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the J.P. Morgan Emerging Markets Bond Index Global (the “Global Index”) and the J.P. Morgan Emerging Markets Bond Plus Index (the “Plus Index”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods and (in the case of the indices) the since inception period (May 1994 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe in the 1-year period, 2nd quintile of the Performance Group and Performance Universe in the 3-year period and 1st quintile of the Performance Group and Performance Universe in the 5- and 10-year periods, and that the Portfolio underperformed the Global Index in all periods reviewed except in the 5- and 10-year periods and underperformed the Plus Index in all periods reviewed except in the 10-year period. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio but that the initial fee rate in the institutional fee schedule was higher than that in the schedule applicable to the Portfolio. They further noted that the application of the institutional fee schedule to the relatively low level of assets of the Portfolio would result in a fee rate that would be higher than what the Portfolio’s Advisory Agreement provides, but that if the 31 basis point impact of the latest fiscal year administrative expense reimbursement provision was taken into account, the application of such fee schedule would result in a lower rate of total compensation to the Adviser than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

29

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual effective fee rate of 50 basis points was lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 31 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively small size (less than $30 million as of September 30, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

30

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Global Dollar Government Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Portfolio
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$26.2	Global Dollar Government Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.310% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Global Dollar Government Portfolio[4]	Class A	1.76%	December 31
	Class B	2.01%

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

4	Includes interest expense (related to reverse repurchase agreements of the Portfolio) of 0.07%. Excluding interest expense, the expense ratios would be 1.69% and 1.94% for Class A and Class B, respectively.

31

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2007 net assets:

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Dollar Government Portfolio	$26.2	Emerging Market Debt Schedule 65 bp on 1st $30 million 35 bp on the balance Minimum Account Size: $25 m	0.650%	0.500%

The Adviser also manages AllianceBernstein Emerging Market Debt Fund, Inc., a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Emerging Market Debt Fund, Inc.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Emerging Market Debt Fund, Inc. been applicable to the Portfolio versus the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Dollar Government Portfolio[7]	Emerging Market Debt Fund, Inc.	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.500%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that the advisory fee schedule of AllianceBernstein Emerging Mark Debt Fund, Inc. is based on the fund’s average daily adjusted total assets (i.e., the average daily value of total assets minus the sum of accrued liabilities other than the principal money borrowed). In contrast, Global Dollar Government Portfolio’s advisory fee schedule is based on the Portfolio’s average daily net assets.

32

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Global Dollar Government Portfolio	Emerging Market Debt
	Class A	1.10%
	Class I (Institutional)	0.55%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	ACITM Fee
Global Dollar Government Portfolio	Emerging Market Bond Fund
	FC / FD9	0.70%
	P-H9	0.10%[10]

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes.12 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Expense Group Median	Rank
Global Dollar Government Portfolio	0.500	0.759	1/9

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. It should be noted that the Portfolio is classified by Lipper as a Global Income Fund, which Lipper considers as a fund that invests primarily in U.S. dollar and

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

9	This ACITM fund is privately placed or institutional.

10	In addition to the 0.10%, the Adviser charges the institutional account an additional fee for managing the assets of the institutional account.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

33

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The Portfolio has an investment style that meets Lipper’s criteria for Global Income Funds, but also focuses on emerging market debt securities. Emerging market debt funds, on average, have relatively higher expenses ratios, including custodian expense ratios, than general Global Income Funds.

Portfolio	Expense Ratio (%)[15]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Dollar Government Portfolio	1.689	0.973	9/9	0.984	12/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $13,909 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $165,421 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).16 ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.17

15	Most recently completed fiscal year end Class A total expense ratio.

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

17	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

34

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 19 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”)21 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2007.22 As previously disclosed, the Portfolio, which invests a substantial portion of its assets in emerging market debt securities, is classified by Lipper as a general Global Income Fund. Global Income Funds have a much broader investment mandate and risk profile than funds that invest primarily in emerging market debt securities, which may significantly impact performance.

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.42	6.42	5.07	5/9	6/16
3 year	10.02	8.06	5.92	3/8	3/13
5 year	15.82	11.14	7.03	1/8	1/13
10 year	9.52	5.81	5.65	1/7	1/11

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

35

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Note that the Portfolio may utilize leverage in contrast to the Portfolio’s benchmark, which has no leverage. Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Dollar Government Portfolio	6.42	10.02	15.82	9.52	11.65	15.58	0.43	10
J.P. Morgan EMBI Global Index	7.16	10.56	14.94	9.17	12.22	13.59	0.45	10
J.P. Morgan EMBI Plus Index	6.98	11.20	16.24	9.46	12.81	N/A	N/A	N/A
Inception Date: May 2, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2007. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein High Yield Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

HIGH YIELD PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 5, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein High Yield Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody’s Investors Service or BBB or lower by Standard & Poor’s (S&P) or Fitch Ratings or, if unrated, of comparable quality as determined by the Adviser. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield fixed-income securities. The Portfolio invests in a diversified mix of high yield, below investment-grade, fixed-income securities, known as “junk bonds.” These securities involve greater volatility of price and risk of principal and income than higher-quality debt securities. The Portfolio normally does not invest in securities rated below Caa3 by Moody’s or CCC- by S&P or equivalent rating. The Portfolio is managed to maximize total return by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term.

The Portfolio may invest up to 25% of its net assets in U.S. dollar-denominated securities issued by non-U.S. entities and up to 20% of its net assets in non-U.S. dollar-denominated securities of such issuers. The Portfolio may buy and sell currencies other than the U.S. dollar or enter into currency exchange contracts principally for the purpose of preserving the value of securities denominated in currencies other than the U.S. dollar or in anticipation of purchasing such securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, preferred stocks, and may use other investment techniques. The Portfolio may use leverage for investment purposes. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Lehman Brothers (LB) U.S. High Yield 2% Issuer Cap Index, for the one-, five-, and 10-year periods ended December 31, 2007.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2007. Detracting from the Portfolio’s performance for the one-year period was an underweight in energy which outperformed, as well as security selection within the cable, utility, wireless communication and lodging/leisure sectors. Contributing positively to the Portfolio’s performance was an underweight in the housing industry which underperformed, and security selection within the diversified media and paper/packaging sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

The past several months have seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime market spilled over—in the form of a liquidity crunch—into other sectors and asset classes, and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets. The U.S. Federal Reserve (the “Fed”) responded to the crisis with a dramatic 50-basis-point interest rate cut in September 2007 and additional rate cuts of 25 basis points in October and December, which aimed to restore confidence in the financial markets and put the economy on firmer footing.

The high yield market posted a weak return of 2.26% for the annual period, as represented by the LB U.S. High Yield 2% Issuer Cap Index; this return was dampened by investor risk aversion spurred by the subprime mortgage crisis. High yield spreads reached historic tight levels in June prior to the onset of increased market volatility. In June and July 2007, market turmoil, caused by subprime mortgage and leverage concerns, led high yield as well as other fixed-income sectors to sell off. Late summer and early fall 2007 saw a modest rebound as the Fed stepped in to reduce rates, and equity markets retrenched.

However, risk aversion returned once again to the credit markets in November as the economic landscape deteriorated and the risk of an economic recession increased. Negative headlines regarding the subprime fallout, housing woes and credit market write-downs all added to investors’ angst. For the annual period, high yield spreads widened 282 basis points to end the period at 559 basis points over Treasuries.

1

AllianceBernstein Variable Products Series Fund

By quality, the lower-rated CCC-tier significantly underperformed the higher-rated tiers. By industry, defensive sectors such as consumer non-cyclicals outperformed. Conversely, real estate-related sectors such as building materials and home construction, as well as financial-related industries, significantly underperformed.

With spreads tight early in the year, the Portfolio’s Global Credit Team (the “Team”) was cautious in the Portfolio’s positioning, underweighting the higher-beta part of the market and keeping the Portfolio’s tracking error at the lower end of its range. As investment-grade credit valuations became more favorable, investment-grade crossover positions were added into the Portfolio. The Team also continued to underweight real estate-related sectors such as homebuilders. A well-diversified Portfolio was maintained, and more recently, the Team began to slowly add to the Portfolio’s tracking error and add risk where the Team believed the Portfolio would be rewarded.

2

HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. High Yield 2% Issuer Cap Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB U.S. High Yield 2% Issuer Cap Index measures the high yield debt market at 2% constrained. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio primarily invests in high yield bonds (i.e., junk bonds) which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit and liquidity risk. Investments in the Portfolio are not guaranteed because of the fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein High Yield Portfolio Class A†	0.89%	8.16%	2.79%
AllianceBernstein High Yield Portfolio Class B†	0.62%	7.89%	8.39%	*
Lehman Brothers U.S. High Yield 2% Issuer Cap Index	2.26%	10.75%	5.59%
*Since inception of the Portfolio’s Class B shares on 7/22/02.

†Reflects the impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: http://www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.20% and 1.45% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

HIGH YIELD PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

High Yield Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$987.13	$6.76	1.35%
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87	1.35%

Class B
Actual	$1,000	$985.67	$8.01	1.60%
Hypothetical (5% return before expenses)	$1,000	$1,017.14	$8.13	1.60%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

HIGH YIELD PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2007	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporate—Non-Investment Grade	$25,637,375	78.9%
Non-Corporate Sectors	3,665,427	11.3
Corporate—Investment Grade	2,067,888	6.4
Non-Convertible Preferred Stock	260,088	0.8
Emerging Markets—Non-Investment Grade	145,976	0.4
Short-Term Investments	716,000	2.2

Total Investments	$32,492,754	100.0%

6

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

CORPORATES—NON-INVESTMENT GRADES–77.6%
INDUSTRIAL–65.4%
BASIC–6.2%
Arch Western Finance LLC 6.75%, 7/01/13	$90	$87,300
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)	160	169,920
Evraz Group SA 8.25%, 11/10/15(a)	123	122,225
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	275	294,937
Georgia-Pacific Corp.
7.00%, 1/15/15(a)	85	82,663
7.125%, 1/15/17(a)	95	92,388
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 9.369%, 11/15/14(b)	60	61,200
Huntsman International LLC 7.875%, 11/15/14	105	111,300
Huntsman LLC 11.50%, 7/15/12	143	155,870
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	179	159,310
LyondellBasell Industries 8.375%, 8/15/15(a)	110	88,825
The Mosaic Co. 7.875%, 12/01/16(a)(c)	290	313,200
NewPage Corp. 10.00%, 5/01/12	100	100,500
Peabody Energy Corp. Series B 6.875%, 3/15/13	190	190,950

		2,030,588

CAPITAL GOODS–8.3%
Allied Waste North America, Inc.
6.375%, 4/15/11	174	172,260
6.875%, 6/01/17	85	82,875
Series B
7.125%, 5/15/16	80	79,400
7.375%, 4/15/14	90	89,775
Associated Materials, Inc. 11.25%, 3/01/14(d)	235	150,400
Berry Plastics Holding Corp.
8.875%, 9/15/14	105	99,750
10.25%, 3/01/16	35	30,625
Bombardier, Inc.
6.30%, 5/01/14(a)	270	263,925
8.00%, 11/15/14(a)	225	231,750
Case Corp. 7.25%, 1/15/16	170	170,000
Case New Holland, Inc. 7.125%, 3/01/14	245	244,387
Crown Americas 7.625%, 11/15/13	155	158,488

	Principal Amount (000)	U.S. $ Value

Goodman Global Holdings, Inc. 7.875%, 12/15/12	$110	$113,300
L-3 Communications Corp. 5.875%, 1/15/15	130	125,450
Owens Brockway Glass Container, Inc.
6.75%, 12/01/14	205	203,975
8.875%, 2/15/09	100	100,375
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(e)(f)(g)	36	4,566
Terex Corp. 8.00%, 11/15/17	52	52,650
Trinity Industries, Inc. 6.50%, 3/15/14	180	176,850
United Rentals North America, Inc. 7.75%, 11/15/13	220	191,400

		2,742,201

COMMUNICATIONS—MEDIA–10.3%
Allbritton Communications Co. 7.75%, 12/15/12	165	163,350
CCH I Holdings LLC 11.75%, 5/15/14	580	366,850
Clear Channel Communications, Inc.
5.50%, 9/15/14	238	181,412
5.75%, 1/15/13	157	130,002
CSC Holdings, Inc.
6.75%, 4/15/12	190	181,687
7.625%, 7/15/18	125	114,844
7.875%, 2/15/18	45	42,075
Dex Media West LLC Series B 8.50%, 8/15/10	60	60,825
DirecTV Holdings LLC 6.375%, 6/15/15	291	279,360
EchoStar DBS Corp.
6.375%, 10/01/11	89	87,932
6.625%, 10/01/14	255	253,725
7.125%, 2/01/16	85	86,700
Intelsat Bermuda Ltd. 11.25%, 6/15/16	274	282,905
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15	135	135,675
Liberty Media Corp.
5.70%, 5/15/13	50	46,321
7.875%, 7/15/09	58	58,884
8.25%, 2/01/30	50	47,982
Quebecor Media, Inc. 7.75%, 3/15/16	230	220,800
Rainbow National Services LLC 10.375%, 9/01/14(a)	30	32,512
RH Donnelley Corp. Series A-2 6.875%, 1/15/13	128	114,560

7

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Sirius Satellite Radio, Inc. 9.625%, 8/01/13	$70	$66,150
Univision Communications, Inc. 7.85%, 7/15/11	115	114,569
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	70	70,000
WMG Holdings Corp. 9.50%, 12/15/14(d)	333	213,120
XM Satellite Radio, Inc. 9.75%, 5/01/14	60	58,050

		3,410,290

COMMUNICATIONS—TELECOMMUNICATIONS–5.4%
Alltel Corp. 7.875%, 7/01/32	170	130,050
American Tower Corp. 7.00%, 10/15/17(a)	20	20,100
Citizens Communications Co. 6.25%, 1/15/13	210	203,437
Cricket Communications, Inc. 9.375%, 11/01/14	55	51,563
Digicel Ltd. 9.25%, 9/01/12(a)	61	62,147
Inmarsat Finance PLC
7.625%, 6/30/12	145	149,350
10.375%, 11/15/12(d)	155	150,544
Level 3 Financing, Inc. 9.25%, 11/01/14	135	122,175
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)	231	237,052
PanAmSat Corp. 9.00%, 8/15/14	143	143,715
Qwest Capital Funding, Inc. 7.25%, 2/15/11	300	295,500
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14	50	51,125
Windstream Corp.
8.125%, 8/01/13	88	91,080
8.625%, 8/01/16	77	80,850

		1,788,688

CONSUMER CYCLICAL—AUTOMOTIVE–7.5%
Affinia Group, Inc. 9.00%, 11/30/14	85	76,500
Allison Transmission 11.00%, 11/01/15(a)	15	13,650
Ford Motor Credit Co.
7.00%, 10/01/13	204	170,419
7.45%, 7/16/31	364	270,270
7.993%, 1/13/12(b)	240	201,591
General Motors Acceptance Corp.
6.75%, 12/01/14	135	108,884
6.875%, 9/15/11	321	274,614
8.00%, 11/01/31	135	113,248

	Principal Amount (000)	U.S. $ Value

General Motors Corp.
8.25%, 7/15/23	$350	$278,250
8.375%, 7/15/33	370	297,850
The Goodyear Tire & Rubber Co. 9.00%, 7/01/15	130	137,800
Keystone Automotive Operations, Inc. 9.75%, 11/01/13	108	79,380
Lear Corp.
Series B
5.75%, 8/01/14	70	57,400
8.50%, 12/01/13	45	41,850
8.75%, 12/01/16	245	222,950
Visteon Corp. 7.00%, 3/10/14	165	123,750

		2,468,406

CONSUMER CYCLICAL—OTHER–8.7%
Broder Brothers Co. Series B 11.25%, 10/15/10	77	59,290
Greektown Holdings LLC 10.75%, 12/01/13(a)	90	87,525
Harrah’s Operating Co., Inc
5.625%, 6/01/15	422	308,060
5.75%, 10/01/17	16	10,840
6.50%, 6/01/16	237	176,565
Host Hotels & Resorts LP 6.875%, 11/01/14	45	44,775
Host Marriott LP Series Q 6.75%, 6/01/16	300	295,500
KB Home 7.75%, 2/01/10	125	115,625
Levi Strauss & Co. 8.875%, 4/01/16	63	60,952
MGM Mirage
6.625%, 7/15/15	302	283,125
7.625%, 1/15/17	55	54,312
8.375%, 2/01/11	280	286,300
Mohegan Tribal Gaming Auth 7.125%, 8/15/14	135	130,613
NCL Corp. 10.625%, 7/15/14	65	64,594
Six Flags, Inc. 9.625%, 6/01/14	115	84,813
Station Casinos, Inc. 6.625%, 3/15/18	270	184,950
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)	117	118,170
Universal City Development Partners 11.75%, 4/01/10	120	124,200
Universal City Florida Holding Co. 8.375%, 5/01/10	60	60,300

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

William Lyon Homes, Inc. 10.75%, 4/01/13	$112	$67,200
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	260	255,450

		2,873,159

CONSUMER CYCLICAL—RETAILERS–1.6%
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14	55	44,138
Couche-Tard, Inc. 7.50%, 12/15/13	144	143,640
GSC Holdings Corp. 8.00%, 10/01/12	134	139,528
Rite Aid Corp.
6.875%, 8/15/13	160	116,400
9.25%, 6/01/13	85	74,587
9.375%, 12/15/15	10	8,300
9.50%, 6/15/17	15	12,412

		539,005

CONSUMER NON-CYCLICAL–7.0%
Albertson’s, Inc. 7.45%, 8/01/29	285	274,295
ARAMARK Corp. 8.50%, 2/01/15	105	106,312
DaVita, Inc. 7.25%, 3/15/15	75	75,188
Dole Food Company, Inc.
8.625%, 5/01/09	60	57,900
8.875%, 3/15/11	38	35,150
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11	265	249,100
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14	80	82,000
HCA, Inc.
6.375%, 1/15/15	215	181,675
6.50%, 2/15/16	155	130,975
6.75%, 7/15/13	170	151,300
9.625%, 11/15/16(h)	175	185,063
IASIS Healthcare Corp. 8.75%, 6/15/14	145	145,000
Select Medical Corp. 7.625%, 2/01/15	117	100,035
Spectrum Brands, Inc. 7.375%, 2/01/15	70	51,800
Stater Brothers Holdings 8.125%, 6/15/12	65	64,187
Tenet Healthcare Corp.
7.375%, 2/01/13	115	100,625
9.875%, 7/01/14	80	76,200
Ventas Realty LP/CAP CRP 6.75%, 4/01/17	84	83,160
Viant Holdings, Inc. 10.125%, 7/15/17(a)	85	77,775

	Principal Amount (000)	U.S. $ Value

Visant Corp. 7.625%, 10/01/12	$80	$80,400

		2,308,140

ENERGY–2.3%
Chesapeake Energy Corp.
7.50%, 9/15/13	75	76,687
7.75%, 1/15/15	210	214,200
CIE Gener De Geophysique
7.50%, 5/15/15	85	86,063
7.75%, 5/15/17	15	15,150
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)	55	54,038
PetroHawk Energy Corp. 9.125%, 7/15/13	107	112,617
Tesoro Corp.
6.25%, 11/01/12	140	140,000
6.50%, 6/01/17	75	74,250

		773,005

OTHER INDUSTRIAL–0.8%
RBS Global, Inc. and Rexnord Corp.
9.50%, 8/01/14	85	84,150
11.75%, 8/01/16	60	58,650
Sensus Metering Systems, Inc. 8.625%, 12/15/13	125	122,187

		264,987

SERVICES–0.3%
Realogy Corp. 10.50%, 4/15/14(a)	85	63,537
West Corp. 9.50%, 10/15/14	40	39,200

		102,737

TECHNOLOGY–5.2%
Amkor Technology, Inc. 9.25%, 6/01/16	180	180,450
Avago Technologies Finance 10.125%, 12/01/13	110	115,087
CA, Inc. 4.75%, 12/01/09(a)	110	110,335
First Data Corp. 9.875%, 9/24/15(a)	94	87,420
Flextronics International Ltd. 6.50%, 5/15/13	175	169,750
Freescale Semiconductor, Inc.
8.875%, 12/15/14	290	258,825
10.125%, 12/15/16	80	66,000
Iron Mountain, Inc. 6.625%, 1/01/16	145	137,206
Nortel Networks Ltd. 10.125%, 7/15/13(a)	125	128,750
NXP BV / NXP Funding LLC
7.993%, 10/15/13(b)	90	82,800
9.50%, 10/15/15	40	36,650

9

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Seagate Technology HDD Holding 6.375%, 10/01/11	$119	$117,364
Sungard Data Systems, Inc. 9.125%, 8/15/13	210	213,675

		1,704,312

TRANSPORTATION—AIRLINES–0.9%
AMR Corp. 9.00%, 8/01/12	131	129,362
Continental Airlines, Inc. 8.75%, 12/01/11	145	136,663
Series RJO3 7.875%, 7/02/18	44	41,913

		307,938

TRANSPORTATION—SERVICES–0.9%
Avis Budget Car Rental 7.75%, 5/15/16	90	84,600
Hertz Corp.
8.875%, 1/01/14	105	106,444
10.50%, 1/01/16	100	103,500

		294,544

		21,608,000

UTILITY–10.9%
ELECTRIC–9.3%
The AES Corp.
7.75%, 3/01/14	250	251,875
8.75%, 5/15/13(a)	35	36,531
Allegheny Energy Supply
7.80%, 3/15/11	140	145,950
8.25%, 4/15/12(a)	175	186,812
Dynegy Holdings, Inc.
7.75%, 6/01/19	55	50,738
8.375%, 5/01/16	205	200,387
Dynegy-Roseton Danskammer Series B 7.67%, 11/08/16	195	194,025
Edison Mission Energy
7.00%, 5/15/17	255	250,538
7.50%, 6/15/13	200	205,000
7.75%, 6/15/16	80	82,400
Energy Future Holdings Corp. 10.875%, 11/01/17(a)	100	100,500
Mirant Americas Generation LLC 8.50%, 10/01/21	175	160,562
NRG Energy, Inc.
7.25%, 2/01/14	45	43,875
7.375%, 2/01/16–1/15/17	440	429,000
Reliant Energy, Inc.
7.625%, 6/15/14	120	118,800
7.875%, 6/15/17	155	153,450
Sierra Pacific Resources 8.625%, 3/15/14	80	85,483

	Principal Amount (000)	U.S. $ Value

Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)	$108	$106,920
TXU Corp.
Series P 5.55%, 11/15/14	133	106,158
Series Q 6.50%, 11/15/24	234	170,682

		3,079,686

NATURAL GAS–1.6%
El Paso Corp. 7.375%, 12/15/12	145	148,451
Enterprise Products Operating LP 8.375%, 8/01/66(i)	305	312,272
Regency Energy Partners 8.375%, 12/15/13	50	51,500

		512,223

		3,591,909

FINANCIAL INSTITUTIONS–1.3%
FINANCE–0.8%
Residential Capital LLC
7.875%, 6/30/10	175	112,000
8.00%, 4/17/13	125	76,875
8.375%, 6/30/15	140	84,700

		273,575

INSURANCE–0.5%
Crum & Forster Holdings Corp. 7.75%, 5/01/17	95	93,219
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	80	70,672

		163,891

		437,466

Total Corporates—Non-Investment Grades (cost $27,474,100)		25,637,375

NON-CORPORATE SECTORS–11.1%
STRUCTURED NOTE–11.1%
High Yield Total Return Trust 2007-1 4.669%, 7/01/08(a)(b)	1,950	1,850,488
Racers SER 06-6-T 4.851%, 7/01/08(a)(b)	1,950	1,814,939

Total Non Corporate Sectors (cost $4,015,168)		3,665,427

CORPORATES—INVESTMENT GRADES–6.2%
INDUSTRIAL–3.1%
BASIC–0.7%
Weyerhaeuser Co. 7.375%, 3/15/32	220	220,780

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

COMMUNICATIONS—TELECOMMUNICATIONS–0.8%
Qwest Corp. 8.875%, 3/15/12	$165	$176,550
Sprint Capital Corp. 8.75%, 3/15/32	75	84,540

		261,090

CONSUMER CYCLICAL—RETAILERS–0.4%
Ltd. Brands, Inc. 5.25%, 11/01/14	133	119,377

CONSUMER NON-CYCLICAL–1.2%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	105	104,939
Reynolds American, Inc.
7.25%, 6/01/13	105	111,062
7.625%, 6/01/16	185	196,654

		412,655

		1,013,902

FINANCIAL INSTITUTIONS–2.1%
BANKING–0.1%
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(i)	36	37,142

BROKERAGE–0.8%
The Bear Stearns Co., Inc. 5.55%, 1/22/17	129	115,612
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17	155	148,900

		264,512

FINANCE–1.2%
Capital One Financial Corp. 6.75%, 9/15/17	45	43,160
CIT Group, Inc. 5.125%, 9/30/14	150	132,131
Countrywide Financial Corp. 6.25%, 5/15/16	74	42,592
Series MTN 5.80%, 6/07/12	38	27,759
Countrywide Home Loans, Inc.
Series MTNL 4.00%, 3/22/11	4	2,888
SLM Corp.
4.50%, 7/26/10	90	82,548
5.125%, 8/27/12	90	80,499

		411,577

		713,231

	Principal Amount (000)	U.S. $ Value

UTILITY–1.0%
NATURAL GAS–1.0%
Williams Cos, Inc.
7.625%, 7/15/19	$207	$224,336
7.875%, 9/01/21	105	116,419

		340,755

Total Corporates—Investment Grades (cost $2,028,722)		2,067,888

	Shares
NON-CONVERTIBLE—PREFERRED STOCKS–0.8%
NON CORPORATE SECTORS–0.4%
AGENCIES—GOVERNMENT SPONSORED–0.4%
Federal Home Loan Mortgage Corp. 8.375%	2,400	62,760
Federal National Mortgage Association 8.25%	2,950	75,963

		138,723

FINANCIAL INSTITUTIONS–0.4%
REITS–0.4%
Sovereign REIT 12.00%(a)	93	121,365

Total Non-Convertible—Preferred Stocks (cost $221,409)		260,088

	Principal Amount (000)
EMERGING MARKETS— NON-INVESTMENT GRADES–0.4%
INDUSTRIAL–0.4%
CONSUMER CYCLICAL—OTHER–0.4%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11 (cost $133,681)	$140	145,976

SHORT-TERM INVESTMENTS–2.2%
TIME DEPOSIT–2.2%
The Bank of New York 3.25%, 1/02/08 (cost $716,000)	716	716,000

TOTAL INVESTMENTS–98.3% (cost $34,589,080)		32,492,754
Other assets less liabilities–1.7%		553,332

NET ASSETS–100.0%		$33,046,086

11

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $7,080,383 or 21.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at December 31, 2007.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2007.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Illiquid security, valued at fair value (see Note A).

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of December 31, 2007, is considered illiquid and restricted (see Notes A & E).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc.
9.00%, 11/30/08	11/09/01–6/06/05	$463,798	$4,566	0.01%

(g)	Security is in default and is non-income producing.

(h)	Pay-In-Kind Payments (PIK).

(i)	Variable rate coupon, rate shown as of December 31, 2007.

See notes to financial statements.

12

HIGH YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $34,589,080)	$32,492,754
Cash	687
Interest receivable	625,929
Receivable for capital stock sold	24,633

Total assets	33,144,003

LIABILITIES
Custodian fee payable	44,178
Administrative fee payable	23,750
Advisory fee payable	14,200
Printing fee payable	9,901
Distribution fee payable	1,928
Payable for capital stock redeemed	1,484
Transfer Agent fee payable	116
Accrued expenses	2,360

Total liabilities	97,917

NET ASSETS	$33,046,086

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,793
Additional paid-in capital	45,930,027
Undistributed net investment income	2,490,782
Accumulated net realized loss on investment and foreign currency transactions	(13,283,190)
Net unrealized depreciation of investments	(2,096,326)

$33,046,086

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$24,081,784	3,490,345	$6.90
B	$8,964,302	1,302,278	$6.88

See notes to financial statements.

13

HIGH YIELD PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$2,995,491
Dividends	23,880

Total investment income	3,019,371

EXPENSES
Advisory fee (see Note B)	191,223
Distribution fee—Class B	25,276
Transfer agency—Class A	1,363
Transfer agency—Class B	487
Custodian	136,341
Administrative	94,000
Audit	41,100
Printing	12,957
Legal	7,748
Directors’ fees	1,550
Miscellaneous	6,020

Total expenses	518,065

Net investment income	2,501,306

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	646,188
Foreign currency transactions	(3)
Net change in unrealized appreciation/depreciation of:
Investments	(2,748,141)
Foreign currency denominated assets and liabilities	2

Net loss on investment and foreign currency transactions	(2,101,954)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$399,352

See notes to financial statements.

14

HIGH YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,501,306	$3,005,496
Net realized gain on investment and foreign currency transactions	646,185	62,081
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,748,139)	629,809

Net increase in net assets from operations	399,352	3,697,386
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,229,347)	(2,871,248)
Class B	(775,329)	(898,607)
CAPITAL STOCK TRANSACTIONS
Net decrease	(6,872,453)	(3,457,134)

Total decrease	(9,477,777)	(3,529,603)
NET ASSETS
Beginning of period	42,523,863	46,053,466

End of period (including undistributed net investment income of $2,490,782 and $2,994,149, respectively)	$33,046,086	$42,523,863

See notes to financial statements.

15

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein High Yield Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high-yielding, fixed-income securities rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by the Adviser. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

16

AllianceBernstein Variable Products Series Fund

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

17

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$14,250,563		$23,163,722
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$34,611,307

Gross unrealized appreciation	$337,265
Gross unrealized depreciation	(2,455,818)

Net unrealized depreciation	$(2,118,553)

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

18

AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2007, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	175,998	349,149	$1,273,857	$2,548,855
Shares issued in reinvestment of dividends	313,551	415,521	2,229,347	2,871,248
Shares redeemed	(1,282,770)	(1,189,723)	(9,203,132)	(8,617,635)

Net decrease	(793,221)	(425,053)	$(5,699,928)	$(3,197,532)

Class B
Shares sold	104,082	238,934	$724,547	$1,751,148
Shares issued in reinvestment of dividends	109,201	130,233	775,329	898,607
Shares redeemed	(376,990)	(399,441)	(2,672,401)	(2,909,357)

Net decrease	(163,707)	(30,274)	$(1,172,525)	$(259,602)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

19

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$3,004,676	$3,769,855

Total taxable distributions	3,004,676	3,769,855

Total distributions paid	$3,004,676	$3,769,855

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,490,782
Accumulated capital and other losses	(13,260,963	)(a)
Unrealized appreciation/(depreciation)	(2,118,553	)(b)

Total accumulated earnings/(deficit)	$(12,888,734)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $13,260,963 of which $5,774,960 expires in the year 2008, $2,890,265 expires in the year 2009, $4,208,388 expires in the year 2010, $125,778 expires in the year 2013, and $261,572 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio’s merger with Brinson Series Trust High Income Portfolio, may apply. For the year ended December 31, 2007, the Portfolio utilized $649,272 of capital loss carryforward. In addition, the Portfolio had $1,550,993 of capital loss carryforward expire for the year ended December 31, 2007.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the reclassification of paydown gain/loss, and the expiration of a capital loss carryforward resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

20

AllianceBernstein Variable Products Series Fund

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

NOTE K: Subsequent Events

On February 7, 2008, the Board of Directors of the Fund approved the acquisitions of the assets and liabilities of each of AllianceBernstein Variable Products Series Fund—Global Dollar Government Portfolio, AllianceBernstein Variable Products Series Fund—High Yield Portfolio, AllianceBernstein Variable Products Series Fund—Americas Government Income Portfolio and AllianceBernstein Variable Products Series Fund—Global Bond Portfolio by AllianceBernstein Variable Products Series Fund—U.S. Government/High Grade Securities Portfolio. The acquisitions are expected to take place in the second quarter of 2008.

21

HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$7.40	$7.43		$7.97	$7.91		$6.83

Income From Investment Operations
Net investment income (a)	.48	.51		.58	.60	(b)	.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	.12		(.45)	(.01)		.95

Net increase in net asset value from operations	.08	.63		.13	.59		1.50

Less: Dividends
Dividends from net investment income	(.58)	(.66)		(.67)	(.53)		(.42)

Net asset value, end of period	$6.90	$7.40		$7.43	$7.97		$7.91

Total Return
Total investment return based on net asset value (c)	.89%*	9.05%		1.78%	7.98%		22.44%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,082	$31,701		$34,968	$42,842		$48,076
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.29%	1.20	%(d)	1.09%	1.04%		1.46%
Expenses, before waivers and reimbursements	1.29%	1.20	%(d)	1.09%	1.21%		1.46%
Net investment income	6.61%	6.98	%(d)	7.58%	7.74	%(b)	7.48%
Portfolio turnover rate	39%	57%		54%	80%		105%

See footnote summary on page 23.

22

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$7.38	$7.41		$7.95	$7.91		$6.84

Income From Investment Operations
Net investment income (a)	.46	.49		.56	.58	(b)	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	.12		(.45)	(.02)		.97

Net increase in net asset value from operations	.06	.61		.11	.56		1.49

Less: Dividends
Dividends from net investment income	(.56)	(.64)		(.65)	(.52)		(.42)

Net asset value, end of period	$6.88	$7.38		$7.41	$7.95		$7.91

Total Return
Total investment return based on net asset value (c)	.62%*	8.76%		1.54%	7.62%		22.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,964	$10,823		$11,085	$12,558		$7,962
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.54%	1.45	%(d)	1.34%	1.30%		1.70%
Expenses, before waivers and reimbursements	1.54%	1.45	%(d)	1.34%	1.47%		1.70%
Net investment income	6.36%	6.72	%(d)	7.33%	7.51	%(b)	7.19%
Portfolio turnover rate	39%	57%		54%	80%		105%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.10%.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein High Yield Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein High Yield Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

24

HIGH YIELD PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Joel J. McKoan(2), Vice President Douglas J. Peebles(2), Vice President	Lawrence J. Shaw(2), Vice President Emilie D. Wrapp, Secretary Joseph J, Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Joel J. McKoan, Mr. Douglas J. Peebles and Mr. Lawrence J. Shaw are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

25

HIGH YIELD PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB&Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995 – 2008. President, Fidelity Accounting and Custody Services Company from 1993 – 1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975 – 1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005 – 2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993 – 2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP.; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

27

HIGH YIELD PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Joel J. McKoan 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since September 2003 and Director of the Global Credit Team. Prior thereto, he was a Managing Director at UBS Warburg where he headed the North American Debt Syndicate Group, with responsibility for primary trading of corporate debt, emerging-market debt and structured products from 2000 to 2003. In addition, Mr. McKoan was Global Co-Head of the CDO Group at UBS Warburg from 2002 to 2003 and a Managing Director at PaineWebber (acquired by UBS in 2000), where he managed the UBS Credit Trading Group since prior to 2003.

Douglas J. Peebles 42	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Lawrence J. Shaw 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

28

HIGH YIELD PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein High Yield Portfolio (the “Portfolio”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution or brokerage services to the Portfolio. The directors

29

HIGH YIELD PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due primarily to differences in their expense ratios but potentially due to other factors such as the timing of cash flows. The directors also noted the pending acquisition of all the assets and liabilities of the Corresponding Fund by another AllianceBernstein fund. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Lehman Brothers U.S. High Yield–2% Issuer Cap Index (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (October 1997 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and Performance Universe in the 1- and 3-year periods and 4th quintile of the Performance Group and Performance Universe in the 5-year period, and that the Portfolio had underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio’s performance record with the Adviser, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s performance was understandable. The directors informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio but that the initial rate in the institutional fee schedule was higher than that for the Portfolio, so that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement prior to taking account of the administrative expense reimbursements made to the Adviser. The directors noted that adding the 20 basis point administrative expense reimbursement to the fee rate in the Portfolio’s Advisory Agreement resulted in a lower rate of total compensation under the institutional fee schedule than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its poli-

30

AllianceBernstein Variable Products Series Fund

cies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual effective fee rate of 50 basis points was lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 20 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively small size (less than $40 million as of September 30, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

31

HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein High Yield Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Portfolio
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion	$36.0	High Yield Portfolio
	40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.200% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
High Yield Portfolio	Class A 1.20 Class B 1.45	% %	December 31

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

32

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2007 net assets:

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
High Yield Portfolio	$36.0	High Yield Schedule 65 bp on 1st $30 million 35 bp on the balance Minimum Account Size: $25 m	0.600%	0.500%

The Adviser also manages AllianceBernstein High Yield Fund, Inc., a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein High Yield Fund, Inc.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein High Yield Fund, Inc. been applicable to the Portfolio versus the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
High Yield Portfolio[6]	High Yield Fund, Inc.	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Alliance Capital Investment Trust

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The ABMF fund is a clone of the Portfolio.

33

HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ACITM Mutual Fund	ACITM Fee
High Yield Portfolio	High Yield Open Fund	1.00%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes.8 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Expense Group Median	Rank
High Yield Portfolio	0.500	0.650	3/15

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
High Yield Portfolio	1.196	0.910	15/15	0.736	40/40

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

34

AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $26,873 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $113,972 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).12 ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.13

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 15 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

13	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

35

HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3 and 5 year performance returns and rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”)17 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2007.18

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.39	6.29	6.28	14/15	39/45
3 year	5.34	6.34	6.60	14/14	41/41
5 year	9.37	10.11	10.53	10/14	31/40

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmark.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.21

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
High Yield Portfolio	5.39	5.34	9.37	2.97	5.18	1.39	5
Lehman Brothers U.S. High Yield – 2% Issuer Cap Index	6.44	6.95	11.79	5.63	5.71	1.46	5
Inception Date: October 27, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

16	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2007. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

21	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein U.S. Government/ High Grade Securities Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 1, 2008

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Government/High Grade Securities Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2007.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities rated A or better by Standard & Poor’s (S&P) and Moody’s Investors Service or equivalent rating. The Portfolio’s investments include mortgage-backed securities and repurchase agreements relating to U.S. government securities. U.S. government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment-grade corporate and other debt securities. This includes hybrid and structured debt instruments as well as U.S. dollar-denominated securities issued by non-U.S. corporations and governments. The Portfolio will not invest in any security rated below BBB- by S&P or Baa3 by Moody’s or equivalent rating. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may also invest in qualifying bank deposits and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards or swap agreements. The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio’s performance.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the one-, five- and 10-year periods ended December 31, 2007.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2007. A broad liquidity crunch stemming from the U.S. subprime mortgage crisis was the primary reason for the Portfolio’s underperformance versus the benchmark, as Treasury yields fell and spreads widened across the fixed-income markets. Detracting from the Portfolio’s relative performance was an underweight in U.S. government debt and exposure to subprime-related asset-backed securities (ABS) and Alt-A mortgage securities, which underperformed. (Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.)

MARKET REVIEW AND INVESTMENT STRATEGY

The past several months have seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

The U.S. Federal Reserve (the “Fed”) responded to the crisis with a dramatic 50-basis-point interest rate cut in September 2007 and additional rate cuts of 25 basis points in October and December, which aimed to restore confidence in the financial markets and put the economy on firmer footing.

As investors sought the protection of less-risky assets during the reporting period, U.S. Treasuries were the best- performing sector within the LB U.S. Aggregate Index, with a return of 9.01%. Among other fixed-income sectors, Agencies posted a strong return of 7.92%, mortgage-backed securities (MBS) returned 6.90%, while commercial mortgage-backed securities (CMBS), which returned 5.57%, and ABS, which returned 2.21%, posted more modest returns due to subprime mortgage concerns and weakness in the real estate industry. The flight to quality also impacted investment-grade corporates, which returned 4.56% as liquidity concerns led to spread widening.

During the annual reporting period, the Portfolio’s U.S. Investment Grade Fixed Income Team (the “Team”) continued to underweight Treasuries and Agencies. As spreads have widened, the Team has identified more opportunities within the corporate sector. The Team has reduced the Portfolio’s overweight position in mortgages to fund opportunities in corporates. The Portfolio’s overall risk positioning remained modest.

1

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

A limited percentage of the Portfolio’s assets will be invested in foreign fixed-income securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value for the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in mortgage-backed securities which involve risks described in the prospectus. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These types of transactions include the purchase and sale of futures contracts or options on futures contracts. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements. These financial instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2007	1 Year	5 Years	10 Years
AllianceBernstein U.S. Government/High Grade Securities Portfolio Class A†	4.85%	3.68%	5.03%
AllianceBernstein U.S. Government/High Grade Securities Portfolio Class B†	4.60%	3.41%	5.01%	*
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%
* Since inception of the Portfolio’s Class B shares on 6/2/99.

†Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.77% and 1.02% for Class A and Class B, respectively.

ALLIANCEBERNSTEIN U.S. GOV’T/HIGH GRADE SECURITIES PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/97 – 12/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Government/High Grade Securities Portfolio Class A shares (from 12/31/97 to 12/31/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Government/High Grade Securities Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.80	$4.01	0.78%
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.97	0.78%

Class B
Actual	$1,000	$1,037.33	$5.24	1.02%
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.19	1.02%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2007	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporate-Investment Grades	$29,177,638	38.3%
Mortgage Pass-Throughs	19,642,960	25.8
Commercial Mortgage-Backed Securities	10,326,956	13.6
U.S. Treasuries	6,129,447	8.0
Asset-Backed Securities	3,450,854	4.5
Government Related	2,817,111	3.7
Inflation-Linked Securities	1,919,995	2.5
Mortgage CMO’s	1,719,934	2.3
Corporate-Non-Investment Grade	158,407	0.2
Short-Term Investments	809,000	1.1

Total Investments	$76,152,302	100.0%

5

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

CORPORATES–INVESTMENT GRADES–33.7%
INDUSTRIAL–17.8%
BASIC–2.1%
Dow Chemical Co.
5.75%, 12/15/08	$220	$221,733
5.97%, 1/15/09	200	202,601
7.375%, 11/01/29	20	21,998
ICI Wilmington, Inc.
4.375%, 12/01/08	225	224,690
International Paper Co.
5.30%, 4/01/15	190	185,442
Lubrizol Corp.
4.625%, 10/01/09	120	120,511
Southern Copper Corp.
7.50%, 7/27/35	195	206,527
United States Steel Corp.
6.65%, 6/01/37	239	213,199
Westvaco Corp.
8.20%, 1/15/30	50	53,459
Weyerhaeuser Co.
5.95%, 11/01/08	175	176,418
7.375%, 3/15/32	230	230,815

		1,857,393

CAPITAL GOODS–2.1%
Brascan Corp.
8.125%, 12/15/08	215	221,503
Caterpillar Financial Services
4.50%, 6/15/09	115	115,042
CRH America, Inc.
6.95%, 3/15/12	215	227,344
Hutchison Whampoa International Ltd.
7.45%, 11/24/33(a)	185	210,986
Illinois Tool Works, Inc.
5.75%, 3/01/09	87	88,467
John Deere Capital Corp.
4.875%, 3/16/09	225	225,446
6.00%, 2/15/09	220	222,859
Textron Financial Corp.
5.125%, 11/01/10	100	101,981
Tyco International Group SA
6.00%, 11/15/13	155	159,315
Waste Management, Inc.
6.875%, 5/15/09	205	210,466

		1,783,409

COMMUNICATIONS– MEDIA–1.9%
British Sky Broadcasting Group PLC
6.875%, 2/23/09	100	101,943
BSKYB Finance UK PLC
5.625%, 10/15/15(a)	170	167,266
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	125	158,955

	Principal Amount (000)	U.S. $ Value

Comcast Cable Communications LLC
6.875%, 6/15/09	$250	$257,143
News America, Inc.
6.55%, 3/15/33	100	99,890
RR Donnelley & Sons Co.
4.95%, 4/01/14	65	61,282
5.50%, 5/15/15	185	178,004
TCI Communications, Inc.
7.875%, 2/15/26	210	237,311
Time Warner Entertainment Co.
8.375%, 3/15/23	235	276,805
WPP Finance Corp.
5.875%, 6/15/14	120	127,710

		1,666,309

COMMUNICATIONS– TELECOMMUNICATIONS–4.5%
America Movil SAB de CV
5.75%, 1/15/15	230	229,548
AT&T Corp.
8.00%, 11/15/31	20	24,562
British Telecommunications PLC
8.625%, 12/15/10	310	340,178
Embarq Corp.
6.738%, 6/01/13	20	20,688
7.082%, 6/01/16	355	365,785
New Cingular Wireless Services, Inc.
8.75%, 3/01/31	105	136,078
Pacific Bell
6.625%, 10/15/34	280	279,394
Qwest Corp.
7.50%, 10/01/14	225	228,375
8.875%, 3/15/12	200	214,000
Sprint Capital Corp.
6.875%, 11/15/28	235	222,865
8.375%, 3/15/12	365	395,304
Telecom Italia Capital SA
4.00%, 11/15/08-1/15/10	500	490,635
6.375%, 11/15/33	40	40,062
Telefonos de Mexico SAB de CV
4.50%, 11/19/08	203	202,005
US Cellular Corp.
6.70%, 12/15/33	250	229,604
Verizon Communications, Inc.
4.90%, 9/15/15	115	111,876
Verizon New Jersey, Inc.
Series A
5.875%, 1/17/12	170	175,066
Vodafone Group PLC
5.50%, 6/15/11	200	202,122

		3,908,147

CONSUMER CYCLICAL–AUTOMOTIVE–0.4%
DaimlerChrysler North America
4.875%, 6/15/10	110	109,511

6

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Toyota Motor Credit Corp.
5.50%, 12/15/08	$220	$219,482

		328,993

CONSUMER CYCLICAL–OTHER–0.6%
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 11/15/15	179	184,795
7.875%, 5/01/12	187	198,707
Toll Brothers Finance Corp.
5.15%, 5/15/15	40	36,298
6.875%, 11/15/12	95	92,793

		512,593

CONSUMER NON-CYCLICAL–3.6%
Abbott Laboratories
3.50%, 2/17/09	109	107,571
5.375%, 5/15/09	215	218,288
Altria Group, Inc.
7.75%, 1/15/27	155	199,700
Bunge Ltd Finance Corp.
4.375%, 12/15/08	225	223,514
5.10%, 7/15/15	71	67,246
Cadbury Schweppes US Finance LLC
5.125%, 10/01/13(a)	245	244,857
ConAgra Foods, Inc.
7.875%, 9/15/10	102	109,482
Fisher Scientific International, Inc.
6.125%, 7/01/15	230	228,467
6.75%, 8/15/14	171	175,268
Fortune Brands, Inc.
5.125%, 1/15/11	115	114,767
Kraft Foods, Inc.
4.125%, 11/12/09	415	411,420
5.25%, 10/01/13	220	216,294
The Kroger Co.
6.80%, 12/15/18	75	79,761
Reynolds American, Inc.
7.625%, 6/01/16	210	223,229
Safeway, Inc.
4.125%, 11/01/08	108	106,839
Tyson Foods, Inc.
6.85%, 4/01/16	220	225,754
Wyeth
5.50%, 2/01/14	141	143,209

		3,095,666

ENERGY–1.4%
Amerada Hess Corp.
7.875%, 10/01/29	165	195,296
ConocoPhillips
6.375%, 3/30/09	95	97,098
Gazprom
6.212%, 11/22/16(a)	460	446,292
Norsk Hydro
6.36%, 1/15/09	66	67,045

	Principal Amount (000)	U.S. $ Value

Valero Energy Corp.
6.875%, 4/15/12	$180	$192,070
Vastar Resources, Inc.
6.50%, 4/01/09	215	220,596

		1,218,397

TECHNOLOGY–1.1%
Electronic Data Systems Corp.
7.45%, 10/15/29	90	92,341
Series B
6.50%, 8/01/13	281	284,134
International Business Machines Corp.
4.375%, 6/01/09	90	90,823
5.375%, 2/01/09	98	99,387
Motorola, Inc.
6.50%, 9/01/25	125	121,388
7.50%, 5/15/25	25	26,601
7.625%, 11/15/10	22	23,565
Xerox Corp.
7.625%, 6/15/13	40	41,742
9.75%, 1/15/09	146	152,630

		932,611

TRANSPORTATION– RAILROADS–0.1%
Norfolk Southern Corp.
6.20%, 4/15/09	110	112,317

		15,415,835

FINANCIAL INSTITUTIONS–12.9%
BANKING–5.3%
Bank of America Corp.
3.375%, 2/17/09	20	19,741
5.875%, 2/15/09	220	223,162
Barclays Bank PLC
8.55%, 6/15/11(a)(b)	365	384,453
Citicorp
Series MTNF
6.375%, 11/15/08	43	43,584
Citigroup, Inc.
3.625%, 2/09/09	230	226,917
6.20%, 3/15/09	180	182,473
Credit Suisse USA, Inc.
3.875%, 1/15/09	195	193,378
Deutsche Bank Financial, Inc.
7.50%, 4/25/09	215	222,764
Huntington National Bank
4.375%, 1/15/10	250	248,496
JPMorgan Chase & Co.
6.00%, 1/15/09	150	151,514
6.75%, 2/01/11	285	299,248
Marshall & Ilsley Corp.
4.375%, 8/01/09	175	173,304
5.626%, 8/17/09	105	106,044
MUFG Capital Finance 1 Ltd.
6.346%, 7/25/16(b)	105	99,449

7

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

National City Bk Of Pennsylvania
6.25%, 3/15/11	$250	$257,080
RBS Capital Trust III
5.512%, 9/30/14(b)	335	307,965
Resona Preferred Global Securities
7.191%, 7/30/15(a)(b)	135	133,952
Royal Bank of Scotland Group PLC
7.648%, 9/30/31(b)	115	118,650
UBS Preferred Funding Trust I
8.622%, 10/01/10(b)	180	194,082
UFJ Finance Aruba AEC
6.75%, 7/15/13	240	260,729
US Bancorp
5.30%, 4/28/09	220	222,205
Wachovia Capital Trust III
5.80%, 3/15/11(b)	180	160,839
Wachovia Corp.
3.625%, 2/17/09	225	220,344
Washington Mutual, Inc.
4.20%, 1/15/10	18	16,080
Zions Bancorporation
5.50%, 11/16/15	105	98,469

		4,564,922

BROKERAGE–1.8%
The Bear Stearns Co., Inc.
5.30%, 10/30/15	100	91,615
5.70%, 11/15/14	145	137,503
7.625%, 12/07/09	215	221,015
The Goldman Sachs Group, Inc.
3.875%, 1/15/09	177	175,187
4.75%, 7/15/13	125	122,437
5.125%, 1/15/15	105	103,147
7.35%, 10/01/09	48	50,168
Lehman Brothers Holdings, Inc.
6.00%, 5/03/32(b)	225	199,984
6.20%, 9/26/14	75	76,385
6.50%, 7/19/17	75	75,889
7.875%, 11/01/09	43	44,817
Merrill Lynch & Co., Inc.
6.11%, 1/29/37	250	220,797
Series MTNC
4.125%, 1/15/09	66	65,140

		1,584,084

FINANCE–3.2%
American Express Centurion
4.375%, 7/30/09	250	248,906
American Express Co.
4.75%, 6/17/09	98	98,029
American General Finance Corp.
4.625%, 5/15/09	225	224,395
Capital One Bank
4.25%, 12/01/08	225	220,175
5.00%, 6/15/09	100	99,080
6.50%, 6/13/13	140	137,326
Capital One Financial Corp.
5.50%, 6/01/15	42	38,740

	Principal Amount (000)	U.S. $ Value

CIT Group, Inc.
5.125%, 9/30/14	$45	$39,639
5.65%, 2/13/17	240	210,682
7.625%, 11/30/12	185	187,517
Countrywide Financial Corp.
6.25%, 5/15/16	115	66,190
Series MTN
5.80%, 6/07/12	261	190,660
General Electric Capital Corp.
3.50%, 2/02/09	225	223,498
4.375%, 11/21/11	35	34,725
6.75%, 3/15/32	20	22,708
Household Finance Corp.
4.125%, 12/15/08	45	44,588
HSBC Finance Corp.
7.00%, 5/15/12	115	120,493
International Lease Finance Corp.
6.375%, 3/15/09	220	222,487
iStar Financial, Inc.
5.15%, 3/01/12	145	125,312
Series B
5.95%, 10/15/13	230	200,420

		2,755,570

INSURANCE–2.1%
The Allstate Corp.
6.125%, 5/15/37(b)	215	207,436
Allstate Life Global Funding Trusts
4.50%, 5/29/09	97	97,304
Assurant, Inc.
5.625%, 2/15/14	70	68,500
Genworth Financial, Inc.
5.231%, 5/16/09	225	226,658
Hartford Financial Services Group, Inc.
6.10%, 10/01/41	205	194,619
Humana, Inc.
6.30%, 8/01/18	215	210,450
Liberty Mutual Group, Inc.
5.75%, 3/15/14(a)	145	147,670
UnitedHealth Group, Inc.
4.125%, 8/15/09	82	81,514
5.25%, 3/15/11	95	96,063
WellPoint, Inc.
4.25%, 12/15/09	72	71,164
XL Capital Ltd.
5.25%, 9/15/14	235	228,520
6.25%, 5/15/27	200	183,020

		1,812,918

REITS–0.5%
HCP, Inc.
5.95%, 9/15/11	225	225,493
Simon Property Group LP
5.00%, 3/01/12	220	214,590

		440,083

		11,157,577

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

UTILITY–3.0%
ELECTRIC–2.0%
Carolina Power & Light Co.
6.50%, 7/15/12	$215	$228,830
Consumers Energy Co.
Series C
4.25%, 4/15/08	130	129,563
Exelon Corp.
6.75%, 5/01/11	95	99,363
FirstEnergy Corp.
Series B
6.45%, 11/15/11	95	98,098
Series C
7.375%, 11/15/31	105	115,210
MidAmerican Energy Holdings Co.
5.875%, 10/01/12	135	139,926
Nisource Finance Corp.
7.875%, 11/15/10	110	116,690
Pacific Gas & Electric Co.
4.80%, 3/01/14	215	209,026
Progress Energy, Inc.
7.10%, 3/01/11	73	77,686
Public Service Company of Colorado
7.875%, 10/01/12	100	112,221
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.15%, 11/15/13(a)	235	239,790
Wisconsin Energy Corp.
6.25%, 5/15/67(b)	204	189,186

		1,755,589

NATURAL GAS–1.0%
Duke Energy Field Services Corp.
7.875%, 8/16/10	70	75,090
Energy Transfer Partners
6.125%, 2/15/17	230	223,657
6.625%, 10/15/36	245	234,820
Enterprise Products Operating LP
Series B
5.60%, 10/15/14	95	94,809
TransCanada Pipelines Ltd.
6.35%, 5/15/67(b)	235	220,261

		848,637

		2,604,226

Total Corporates–Investment Grades (cost $29,137,473)		29,177,638

MORTGAGE PASS-THRU’S–22.7%
FIXED RATE 30-YEAR–16.2%
Federal Gold Loan Mortgage Corp.
Series 2005
4.50%, 8/01/35-10/01/35	1,310	1,239,384
Series 2007
7.00%, 2/01/37	1,009	1,048,636

	Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp.
Series 2007
5.50%, 7/01/35	$339	$338,819
Federal National Mortgage Association
Series 2003
5.00%, 11/01/33	339	330,877
5.50%, 4/01/33-7/01/33	1,414	1,414,673
Series 2004
5.50%, 4/01/34-11/01/34	1,171	1,171,728
6.00%, 9/01/34	697	708,439
Series 2005
4.50%, 8/01/35	1,013	959,143
5.50%, 2/01/35	1,404	1,404,784
Series 2006
5.00%, 2/01/36	2,384	2,327,544
6.50%, 9/01/36	1,524	1,567,094
Series 2007
4.50%, 9/01/35-8/01/37	1,190	1,128,682
5.00%, 7/01/36	375	366,254

		14,006,057

AGENCY ARMS–4.2%
Federal Home Loan Mortgage Corp.
Series 2007
6.05%, 4/01/37(c)	427	434,131
6.101%, 1/01/37(c)	261	266,399
Federal National Mortgage Association
Series 2005
5.322%, 9/01/35(c)	246	247,988
Series 2006
5.799%, 3/01/36(c)	457	465,262
5.851%, 11/01/36(c)	702	715,697
Series 2007
5.769%, 1/01/37(c)	495	503,759
6.025%, 11/01/36(c)	152	155,248
6.027%, 2/01/37(c)	419	426,731
6.081%, 3/01/37(c)	426	435,742

		3,650,957

NON-AGENCY ARMS–2.3%
Bear Stearns Alt-A Trust
Series 2006-3, Class 22A1
6.218%, 5/25/36(b)	180	176,402
Series 2007-1, Class 21A1
5.728%, 1/25/47(b)	258	249,660
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4
5.11%, 5/25/35(b)	468	457,312
Series 2006-AR1, Class 3A1
5.50%, 3/25/36(c)	553	552,138
Indymac Index Mortgage Loan Trust
Series 2006-AR7, Class 4A1
6.228%, 5/25/36(b)	243	242,673

9

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Residential Funding Mortgage Securities, Inc.
Series 2005-SA3, Class 3A
5.235%, 8/25/35(b)	$313	$307,761

		1,985,946

Total Mortgage Pass-Thru’s (cost $19,528,028)		19,642,960

COMMERCIAL MORTGAGE-BACKED SECURITIES–11.9%
NON-AGENCY FIXED RATE CMBS–11.9%
Banc of America Commercial Mortgage, Inc.
Series 2001-PB1, Class A2
5.787%, 5/11/35	323	330,999
Series 2004-4, Class A3
4.128%, 7/10/42	410	404,937
Series 2004-6, Class A2
4.161%, 12/10/42	525	516,658
Series 2005-6, Class A4
5.181%, 9/10/47	470	463,441
Series 2006-5, Class A4
5.414%, 9/10/47	455	455,257
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2005-PWR7, Class A3
5.116%, 2/11/41	505	495,239
Series 2005-T18, Class A4
4.933%, 2/13/42	530	518,802
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-CK2, Class A2
3.861%, 3/15/36	259	256,523
GE Capital Commercial Mortgage Corp.
Series 2005-C3, Class A3FX
4.863%, 7/10/45	455	452,475
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4
4.111%, 7/05/35	450	433,667
Series 2005-GG3, Class A2
4.305%, 8/10/42	530	523,425
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6
5.396%, 8/10/38	300	302,040
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2
4.302%, 1/15/38	95	93,250
Series 2005-LDP1, Class A4
5.038%, 3/15/46	550	534,545
Series 2005-LDP3, Class A2
4.851%, 8/15/42	405	402,260
Series 2005-LDP4, Class A2
4.79%, 10/15/42	465	461,318

	Principal Amount (000)	U.S. $ Value

Series 2005-LDP5, Class A2
5.198%, 12/15/44	$360	$360,259
LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A4
4.166%, 5/15/32	430	411,195
Series 2004-C4, Class A4
5.126%, 6/15/29	830	840,780
Series 2004-C8, Class A2
4.201%, 12/15/29	420	413,789
Series 2005-C1, Class A4
4.742%, 2/15/30	365	354,574
Series 2005-C7, Class A4
5.197%, 11/15/30	340	332,739
Series 2006-C6, Class A4
5.372%, 9/15/39	340	339,070
Morgan Stanley Capital I
Series 2005-T17, Class A5
4.78%, 12/13/41	655	629,714

Total Commercial Mortgage-Backed Securities (cost $10,388,202)		10,326,956

U.S. TREASURIES–7.1%
U.S. Treasury Bonds
4.50%, 2/15/36	3,515	3,532,849
U.S. Treasury Notes
4.25%, 11/15/17	1,335	1,358,258
4.875%, 5/31/11	1,175	1,238,340

Total U.S. Treasuries (cost $6,126,989)		6,129,447

ASSET-BACKED SECURITIES–4.0%
HOME EQUITY LOANS- FLOATING RATE–2.3%
Asset Backed Funding Certificates
Series 2003-WF1, Class A2
5.533%, 12/25/32(c)	136	125,452
Bear Stearns Asset Backed Securities, Inc.
Series 2005-SD1, Class 1A1
5.015%, 4/25/22(c)	12	11,229
Credit-Based Asset Servicing & Securities, Inc.
Series 2005-CB7, Class AF2
5.147%, 11/25/35(d)	134	133,097
GE-WMC Mortgage Securities LLC
Series 2005-2, Class A2B
5.035%, 12/25/35(c)	236	231,992
HFC Home Equity Loan Asset Backed Certificates
Series 2005-3, Class A1
5.209%, 1/20/35(c)	169	155,855
Home Equity Asset Trust
Series 2007-2, Class M1
5.219%, 7/25/37(c)	475	228,760

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust
Series 2006-1, Class A2
5.367%, 5/25/36(d)	$120	$60,075
Indymac Residential Asset Backed Trust
Series 2006-D, Class 2A2
4.975%, 11/25/36(c)	490	461,749
Option One Mortgage Loan Trust
Series 2007-2, Class M1
5.225%, 3/25/37(c)	160	99,296
RAAC Series
Series 2006-SP3, Class A1
4.945%, 8/25/36(c)	100	96,560
Residential Asset Mortgage Products, Inc.
Series 2005-RS3, Class AIA2
5.035%, 3/25/35(c)	88	83,724
Series 2005-RZ1, Class A2
5.065%, 4/25/35(c)	179	174,249
Saxon Asset Securities Trust
Series 2005-4, Class A2B
5.045%, 11/25/37(c)	77	76,390
Specialty Underwriting & Residential Finance
Series 2006-BC1, Class A2A
4.945%, 12/25/36(c)	46	45,546
Structured Asset Investment Loan Trust
Series 2006-1, Class A1
4.945%, 1/25/36(c)	20	20,378

		2,004,352

HOME EQUITY LOANS–FIXED RATE–1.4%
Citifinancial Mortgage Securities, Inc.
Series 2003-1, Class AFPT
3.36%, 1/25/33	116	93,785
Countrywide Asset-Backed Certificates
Series 2007-S1, Class A3
5.81%, 11/25/36	475	393,840
Credit-Based Asset Servicing & Securities, Inc.
Series 2003-CB1, Class AF
3.45%, 1/25/33	252	249,038
Home Equity Mortgage Trust
Series 2005-4, Class A3
4.742%, 1/25/36	113	90,493
Morgan Stanley Mortgage Loan Trust
Series 2006-11, Class 1A2
6.354%, 8/25/36	290	286,746
Residential Funding Mortgage Securities II, Inc.
Series 2005-HI2, Class A3
4.46%, 5/25/35	118	116,835

		1,230,737

	Principal Amount (000)	U.S. $ Value

AUTOS–FIXED RATE–0.2%
Capital One Prime Auto Receivables Trust
Series 2005-1, Class A3
4.32%, 8/15/09	$120	$119,386

OTHER–FIXED RATE–0.1%
DB Master Finance, LLC
Series 2006-1, Class A2
5.779%, 6/20/31(a)	100	96,379

Total Asset-Backed Securities (cost $4,020,412)		3,450,854

GOVERNMENT-RELATED–NON-U.S. ISSUERS–3.2%
SOVEREIGNS–3.0%
United Mexican States
5.625%, 1/15/17	706	715,531
Russian Federation
7.50%, 3/31/30(a)(d)	1,292	1,469,593
Republic of South Africa
5.875%, 5/30/22	455	450,450

		2,635,574

SUPRANATIONALS–0.1%
European Investment Bank
4.875%, 2/15/36	110	108,224

AGENCIES–0.1%
Landwirtschaftliche Rentenbank
5.125%, 2/01/17	70	73,313

Total Government-Related–Non-U.S. Issuers (cost $2,601,528)		2,817,111

INFLATION-LINKED SECURITIES–2.2%
U.S. Treasury Notes
2.375%, 4/15/11 (TIPS) (cost $1,819,456)	1,842	1,919,995

MORTGAGE CMO’S–2.0%
NON-AGENCY ADJUSTABLE RATE–1.6%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1
5.788%, 12/25/35(c)	160	151,006
Series 2007-OA3, Class M1
5.175%, 4/25/47(c)	145	95,404
JPMorgan Alternative Loan Trust
Series 2006-A3, Class 2A1
6.066%, 7/25/36(b)	481	476,989
Washington Mutual Mortgage Pass Through
Series 2007-OA1, Class A1A
5.488%, 2/25/47(c)	381	355,236
Series 2007-OA3, Class B1
5.239%, 4/25/47(c)	449	300,378

		1,379,013

11

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

NON-AGENCY FIXED RATE–0.3%
Residential Accredit Loans, Inc.
Series 2007-QS1, Class 1A1
6.00%, 1/25/37	$290	$299,304

AGENCY ADJUSTABLE RATE–0.1%
Fannie Mae Grantor Trust
Series 2004-T5, Class AB4
5.053%, 5/28/35(c)	50	41,617

Total Mortgage CMO’s (cost $1,962,082)		1,719,934

CORPORATES–NON-INVESTMENT GRADES–0.2%
INDUSTRIAL–0.2%
BASIC–0.2%
Packaging Corp. of America
5.75%, 8/01/13 (cost $152,435)	155	158,407

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
The Bank of New York
3.25%, 1/02/08 (cost $809,000)	$809	$809,000

TOTAL INVESTMENTS–87.9% (cost $76,545,605)		76,152,302
Other assets less liabilities–12.1%		10,442,132

NET ASSETS–100.0%		$86,594,434

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$1,500	12/04/11	3 month LIBOR	4.8504%	$42,188
Lehman Brothers	1,000	3/02/16	3 month LIBOR	5.0625	48,064
Lehman Brothers	6,025	11/28/17	3 month LIBOR	4.7225	27,539

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $3,541,238 or 4.1% of net assets.

(b)	Variable rate coupon, rate shown as of December 31, 2007.

(c)	Floating Rate Security. Stated interest rate was in effect at December 31, 2007.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2007.

The	Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2007, the Portfolio's total exposure to subprime investments was 3.40%. These investments are valued in accordance with the Fund's Valuation Policies (see Note A.1 for additional details).

Glossary:

LIBOR—London	Interbank Offered Rates

TIPS—Treasury	Inflation Protected Security

See notes to financial statements.

12

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $76,545,605)	$76,152,302
Cash	957
Unrealized appreciation of interest rate swap contracts	164,984 *
Receivable for investment securities sold	10,096,475
Interest receivable	729,428
Due from swap counterparty	49,150

Total assets	87,193,296

LIABILITIES
Payable for investment securities purchased	225,150
Payable for capital stock redeemed	172,019
Custodian fee payable	54,336
Premium received on swap contracts	47,193
Advisory fee payable	33,502
Administrative fee payable	23,750
Distribution fee payable	4,341
Transfer Agent fee payable	116
Accrued expenses	38,455

Total liabilities	598,862

NET ASSETS	$86,594,434

COMPOSITION OF NET ASSETS
Capital stock, at par	$7,369
Additional paid-in capital	83,150,982
Undistributed net investment income	4,058,250
Accumulated net realized loss on investment transactions	(393,848)
Net unrealized depreciation of investments	(228,319)

$86,594,434

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$66,305,595	5,630,630	$11.78
B	$20,288,839	1,738,327	$11.67

*	Includes swap premium of $47,193.

See notes to financial statements.

13

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $150)	$4,876,180

EXPENSES
Advisory fee (see Note B)	409,731
Distribution fee—Class B	52,521
Transfer agency—Class A	1,860
Transfer agency—Class B	553
Custodian	134,296
Administrative	94,000
Audit	41,100
Printing	15,220
Legal	8,248
Directors’ fees	1,550
Miscellaneous	4,220

Total expenses	763,299

Net investment income	4,112,881

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	490,578
Swap contracts	(29,256)
Net change in unrealized appreciation/depreciation of:
Investments	(545,180)
Swap contracts	198,727

Net gain on investment transactions	114,869

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,227,750

See	notes to financial statements.

14

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,112,881	$4,179,465
Net realized gain (loss) on investment transactions	461,322	(488,396)
Net change in unrealized appreciation/depreciation of investments	(346,453)	(107,606)

Net increase in net assets from operations	4,227,750	3,583,463
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,234,289)	(3,081,304)
Class B	(911,329)	(907,122)
CAPITAL STOCK TRANSACTIONS
Net decrease	(7,482,382)	(13,645,101)

Total decrease	(7,400,250)	(14,050,064)
NET ASSETS
Beginning of period	93,994,684	108,044,748

End of period (including undistributed net investment income of $4,058,250 and $4,148,310, respectively)	$86,594,434	$93,994,684

See notes to financial statements.

15

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S. Government/High Grade Securities Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek high current income consistent with preservation of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

16

AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

17

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$24,654,257	$21,492,028
U.S. government securities	54,395,729	64,400,557

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost	$76,581,569

Gross unrealized appreciation	$959,380
Gross unrealized depreciation	(1,388,647)

Net unrealized depreciation	$(429,267)

1. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

In accordance with Financial Accounting Standards Board Statement No. 133, the Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

18

AllianceBernstein Variable Products Series Fund

2. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2007, the Portfolio earned income of $6,706 from dollar rolls which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	781,021	550,917	$9,157,740	$6,425,976
Shares issued in reinvestment of dividends	284,709	273,408	3,234,289	3,081,304
Shares redeemed	(1,519,605)	(1,788,599)	(17,792,556)	(20,867,204)

Net decrease	(453,875)	(964,274)	$(5,400,527)	$(11,359,924)

Class B
Shares sold	338,391	249,876	$3,902,927	$2,910,537
Shares issued in reinvestment of dividends	80,863	81,065	911,329	907,122
Shares redeemed	(594,789)	(526,368)	(6,896,111)	(6,102,836)

Net decrease	(175,535)	(195,427)	$(2,081,855)	$(2,285,177)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2007.

19

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007		2006
Distributions paid from:
Ordinary income	$4,145,618		$3,988,426
Net long-term capital gains	–0	–	–0	–

Total taxable distributions	4,145,618		3,988,426

Total distributions paid	$4,145,618		$3,988,426

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,067,871
Accumulated capital and other losses	(357,884	)(a)
Unrealized appreciation/(depreciation)	(273,904	)(b)

Total accumulated earnings/(deficit)	$3,436,083

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $357,884, all of which expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2007, the Portfolio utilized $546,303 of capital loss carryforwards.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and paydown gains/losses resulted in a net decrease in undistributed net investment income, and a net decrease to accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court

20

AllianceBernstein Variable Products Series Fund

approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Portfolio’s financial statements.

NOTE K: Subsequent Events

On February 7, 2008, the Board of Directors of the Fund approved the acquisitions of the assets and liabilities of each of AllianceBernstein Variable Products Series Fund—Global Dollar Government Portfolio, AllianceBernstein Variable Products Series Fund—High Yield Portfolio, AllianceBernstein Variable Products Series Fund—Americas Government Income Portfolio and AllianceBernstein Variable Products Series Fund—Global Bond Portfolio by AllianceBernstein Variable Products Series Fund—U.S. Government/High Grade Securities Portfolio. The acquisitions are expected to take place in the second quarter of 2008.

21

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.78	$11.82	$12.28	$12.56	$12.54

Income From Investment Operations
Net investment income (a)	.54	.50	.41	.32	(b)	.26
Net realized and unrealized gain (loss) on investment transactions	.01	(.06)	(.17)	.12	.23

Net increase in net asset value from operations	.55	.44	.24	.44	.49

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.48)	(.36)	(.36)	(.37)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.34)	(.36)	(.10)

Total dividends and distributions	(.55)	(.48)	(.70)	(.72)	(.47)

Net asset value, end of period	$11.78	$11.78	$11.82	$12.28	$12.56

Total Return
Total investment return based on net asset value (c)	4.85%	3.93%	1.98%	3.77%	3.88%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,305	$71,655	$83,329	$102,543	$129,194
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.78%	.77	%(d)	.71%	.68%	.77%
Expenses, before waivers and reimbursements	.78%	.77	%(d)	.71%	.78%	.77%
Net investment income	4.58%	4.25	%(d)	3.37%	2.46	%(b)	2.10%
Portfolio turnover rate	90%	327%	529%	662%	748%

See footnote summary on page 23.

22

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.67	$11.72	$12.18	$12.47	$12.47

Income From Investment Operations
Net investment income (a)	.50	.46	.38	.28	(b)	.24
Net realized and unrealized gain (loss) on investment transactions	.02	(.06)	(.17)	.13	.21

Net increase in net asset value from operations	.52	.40	.21	.41	.45

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.45)	(.33)	(.34)	(.35)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.34)	(.36)	(.10)

Total dividends and distributions	(.52)	(.45)	(.67)	(.70)	(.45)

Net asset value, end of period	$11.67	$11.67	$11.72	$12.18	$12.47

Total Return
Total investment return based on net asset value (c)	4.60%	3.59%	1.75%	3.52%	3.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,289	$22,340	$24,716	$25,744	$21,982
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.03%	1.02	%(d)	.96%	.93%	1.03%
Expenses, before waivers and reimbursements	1.03%	1.02	%(d)	.96%	1.03%	1.03%
Net investment income	4.32%	4.01	%(d)	3.14%	2.19	%(b)	1.89%
Portfolio turnover rate	90%	327%	529%	662%	748%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein U.S. Government/High Grade Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein U.S. Government/High Grade Securities Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Government/High Grade Securities Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

24

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer

Shawn E. Keegan(2), Vice President

Joran Laird(2), Vice President

Jeffrey S. Phlegar(2), Vice President

Douglas J. Peebles(2), Vice President

Alison M. Martier(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Portfolio’s portfolio are made by the U.S. Core Fixed-Income Investment Management Team. Mr. Shawn E. Keegan, Mr. Joran Laird, Mr. Jeffrey S. Phlegar, Mr. Douglas J. Peebles, Ms. Alison M. Martier and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

25

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC)(“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”, formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund, and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008. President, Fidelity Accounting and Custody Services Company from 1993–1995, Partner, Ernst &Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975–1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005–2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993–2003.	103	Xilinx, Inc. (semi- conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein, L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

27

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Shawn E. Keegan 36	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Joran Laird 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Jeffrey S. Phlegar 41	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Douglas J. Peebles 42	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Alison M. Martier 51	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Greg J. Wilensky 40	Vice President	Senior Vice President of the Adviser**, and Director of Stable Value Investments, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

28

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein U.S. Government/High Grade Securities Portfolio (the “Portfolio”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution or brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability

29

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Lehman Brothers Government Bond Index (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (September 1992 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe in the 1-year period, 4th quintile of the Performance Group and Performance Universe in the 3-year period, and 5th quintile of the Performance Group and Performance Universe in the 5- and 10-year periods, and that the Portfolio underperformed the Index in all periods reviewed except in the 5-year period. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s performance was understandable. The directors informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser’s Form ADV and noted that the Adviser charges institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., fixed income taxable securities).

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

30

AllianceBernstein Variable Products Series Fund

The directors noted that the Portfolio’s at approximate current size contractual effective fee rate of 45 basis points was lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 9 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively small size (approximately $90 million as of September 30, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

31

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein U.S. Government/High Grade Securities Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$90.0	U.S. Government/ High Grade Securities Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.090% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
U.S. Government/High Grade Securities Portfolio	Class A	0.77%	December 31
	Class B	1.02%

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

32

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.4 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.5

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.6 An EG will typically consist of seven to twenty funds. However, because the Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

33

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[7]	Lipper Expense Group Median	Rank
U.S. Government/High Grade Securities Portfolio	0.450	0.500	3/13

Because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.8 A “normal” EU will include funds that have the same investment objective/classification as the subject fund.9 Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown:

Portfolio	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Government/High Grade Securities Portfolio	0.774	0.635	12/13	0.612	34/35

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $58,568 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $271,155 on behalf of the Portfolio to ABI.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

8	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

9	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year Class A share total expense ratio.

34

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).11 ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.12

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 14 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

11	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

12	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

35

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”)16 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2007.17

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.13	4.89	5.13	2/7	10/19
3 year	3.51	3.65	3.85	5/7	15/19
5 year	4.05	4.19	4.42	6/7	16/19
10 year	5.00	5.14	5.18	6/7	16/19

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.20

	Periods Ending July 31, 2007 Annualized Performance
	1	3	5	10	Since	Annualized		Risk
	Year (%)	Year (%)	Year (%)	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)	Period (Year)
U.S. Government / High Grade Securities Portfolio	5.13	3.51	4.05	5.00	5.38	3.45	0.36	10
Lehman Brothers Government Bond Index	5.80	3.79	3.93	5.71	6.05	4.16	0.47	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

15	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU, as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2007. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

20	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

December 31, 2007

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,021.11	$5.20	1.02%
Hypothetical (5% return before expenses)	$1,000	$1,020.06	$5.19	1.02%

Class B
Actual	$1,000	$1,019.81	$6.41	1.26%
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.41	1.26%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

Company	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–100.1%
COMMERCIAL PAPER–52.9%
AIG Funding
1/23/08	4.80%	$1,450	$1,445,782
ASB Finance Ltd. London
1/22/08(a)	5.64%	850	847,258
Bank of America
3/10/08	4.94%	1,350	1,337,373
Banque Et Caisse Epargne
1/29/08	4.74%	1,450	1,444,716
Caisse Central Dejardins
1/09/08(a)	5.05%	700	699,218
Caisse Nationale d’ Epargne
2/01/08(a)	4.76%	850	846,560
Calyon North America Inc.
1/02/08	4.69%	1,500	1,499,806
Canadian Imperial Bank
2/04/08	5.60%	750	746,125
Citigroup Inc.
1/25/08	4.87%	1,450	1,445,360
Deutsche Bank
1/15/08	4.99%	850	848,370
General Electric Cap Corp.
2/14/08	4.35%	1,350	1,342,872
Goldman Sachs Group Inc.
2/04/08	4.65%	900	896,090
HSBC Finance Corp.
1/14/08	5.01%	1,450	1,447,408
ING (US) Funding LLC
2/27/08	4.76%	800	794,021
Lloyds
2/19/08	4.92%	1,450	1,440,369
Private Export Funding Corp.
2/07/08(a)	4.80%	1,400	1,393,208
Rabobank USA Fin Corp.
1/02/08	2.99%	700	699,942
San Paolo IMI US Finl Co.
1/09/08	4.71%	800	799,170
Santander Central Hispano
3/13/08	4.91%	800	792,240
Society Generale
1/31/08	5.00%	850	846,508
State Street Corp.
2/12/08	4.53%	1,350	1,342,913
Toyota Motor Credit Corp.
3/03/08	4.75%	1,400	1,388,692
Unicredito Ital Bank Ireland
1/07/08(a)	5.06%	750	749,371

			25,093,372

CERTIFICATE OF DEPOSIT–21.9%
American Express Bank FSB
2/26/08	5.07%	900	900,000
Banco Bilbao Vizcaya ARG
2/25/08	4.80%	800	800,000
Bank of Montreal
3/26/08	4.55%	800	800,000

Company	Yield*	Principal Amount (000)	U.S. $ Value

Barclays US
2/20/08	5.02%	$1,450	$1,450,000
Dexia Credit Local
1/10/08	5.25%	800	800,000
Fortis Banque Luxembourg
2/05/08	5.05%	700	700,000
Norichukin Bank
1/28/08	5.10%	700	700,000
Royal Bank of Scotland NY
2/20/08	4.75%	900	900,000
4/21/08	4.75%	450	450,000
Toronto Dominion HLD USA
3/12/08	5.08%	850	850,000
Union Bank of California
1/17/08	4.82%	700	700,000
Wells Fargo Bank
1/18/08	4.40%	1,350	1,350,000

			10,400,000

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–17.5%
Fannie Mae Discount Notes
3/12/08	4.16%	550	545,520
4/11/08	4.17%	850	840,175
3/19/08	4.32%	1,350	1,337,510
Federal Home Loan Bank Discount Notes
1/03/08	4.29%	1,400	1,399,672
1/23/08	4.39%	1,450	1,446,190
Freddie Mac Discount Notes
1/11/08	4.26%	1,400	1,398,351
3/24/08	4.32%	1,350	1,336,710

			8,304,128

CORPORATES–INVESTMENT GRADES–7.8%
FINANCIAL INSTITUTIONS–7.8%
BANKING–2.1%
World Savings Bank FSB
5/08/08(b)	5.24%	1,000	1,000,101

FINANCE–5.7%
K2 USA LLC
1/22/08(a)(b)	4.93%	700	700,000
Series MTN
5/01/08(a)(b)	4.86%	1,000	1,000,000
Sigma Finance, Inc.
4/30/08(a)(b)	4.92%	1,000	1,000,000

			2,700,000

			3,700,101

TOTAL INVESTMENTS–100.1% (cost $47,497,601)			47,497,601
Other assets less liabilities–(0.1)%			(41,329)

NET ASSETS–100.0%			$47,456,272

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $7,235,615 or 15.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at December 31, 2007.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest–bearing securities.

See notes to financial statements.

2

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $47,497,601)	$47,497,601
Cash	84,475
Receivable for capital stock sold	98,753
Interest receivable	53,936

Total assets	47,734,765

LIABILITIES
Dividends payable	136,244
Payable for capital stock redeemed	56,234
Custodian fee payable	30,387
Administrative fee payable	23,750
Advisory fee payable	18,083
Distribution fee payable	5,000
Transfer Agent fee payable	121
Accrued expenses	8,674

Total liabilities	278,493

NET ASSETS	$47,456,272

COMPOSITION OF NET ASSETS
Capital stock, at par	$47,472
Additional paid-in capital	47,409,233
Distribution in excess of net investment income	(26)
Accumulated net realized loss on investment transactions	(407)

$47,456,272

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$23,610,382	23,617,057	$1.00
B	$23,845,890	23,855,767	$1.00

See notes to financial statements.

3

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2007	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$2,699,139

EXPENSES
Advisory fee (see Note B)	230,975
Distribution fee—Class B	61,512
Transfer agency—Class A	1,474
Transfer agency—Class B	1,319
Custodian	105,016
Administrative	94,000
Audit	41,100
Printing	19,999
Legal	9,750
Directors’ fees	1,550
Miscellaneous	4,275

Total expenses	570,970

Net investment income	2,128,169

REALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	44

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,128,213

See notes to financial statements.

4

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$2,128,169	$2,343,758
Net realized gain on investment transactions	44	8

Net increase in net assets from operations	2,128,213	2,343,766
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,143,530)	(1,343,672)
Class B	(984,665)	(1,015,586)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,168,132)	(4,508,069)

Total decrease	(4,168,114)	(4,523,561)
NET ASSETS
Beginning of period	51,624,386	56,147,947

End of period (including distributions in excess of net investment income of ($26) and $0, respectively)	$47,456,272	$51,624,386

See notes to financial statements.

5

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2007	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-two separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $94,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2007.

6

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $786 for the year ended December 31, 2007.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

At December 31, 2007, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Class A
Shares sold	31,932,856	27,295,967	$31,932,856	$27,295,967
Shares issued in reinvestment of dividends	1,143,530	1,343,672	1,143,530	1,343,672
Shares redeemed	(36,553,183)	(31,914,301)	(36,553,183)	(31,914,301)

Net decrease	(3,476,797)	(3,274,662)	$(3,476,797)	$(3,274,662)

Class B
Shares sold	36,898,757	32,590,916	$36,898,757	$32,590,916
Shares issued in reinvestment of dividends	984,665	1,015,586	984,665	1,015,586
Shares redeemed	(38,574,757)	(34,839,909)	(38,574,757)	(34,839,909)

Net decrease	(691,335)	(1,233,407)	$(691,335)	$(1,233,407)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$2,128,195	$2,359,258

Total distributions paid	$2,128,195	$2,359,258

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(407	)(a)

Total accumulated earnings/(deficit)	$(407)

(a)	On December 31, 2007, the Portfolio had a net capital loss carryforward of $407, of which $198 expires in the year 2012, and $209 which expires in 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2007, the Portfolio utilized $44 of capital loss carryforward.

NOTE H: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

8

AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE I: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. On June 29, 2007, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”, and determined that there was no effect on the financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoptions of FAS 157 will not have an impact on the Portfolio’s financial statements.

9

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00

Income From Investment Operations
Net investment income	.04	.04		.02	.01	(a)	.01

Less: Dividends
Dividends from net investment income	(.04)	(.04)		(.02)	(.01)		(.01)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00

Total Return
Total investment return based on net asset value (b)	4.35%	4.22%		2.35%	.71%		.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,610	$27,087		$30,370	$36,740		$54,847
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.99%	.93	%(c)	.93%	.69%		.66%
Expenses, before waivers and reimbursements	.99%	.93	%(c)	.93%	.73%		.66%
Net investment income	4.28%	4.13	%(c)	2.30%	.68	%(a)	.55%

See footnote summary on page 11.

10

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00

Income From Investment Operations
Net investment income	.04	.04		.02	–0	–(a)(d)	–0	–(d)

Less: Dividends
Dividends from net investment income	(.04)	(.04)		(.02)	–0	–(d)	–0	–(d)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00

Total Return
Total investment return based on net asset value (b)	4.08%	3.96%		2.10%	.46%		.28%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,846	$24,537		$25,778	$28,287		$47,946
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.24%	1.19	%(c)	1.19%	.94%		.91%
Expenses, before waivers and reimbursements	1.24%	1.19	%(c)	1.19%	.98%		.91%
Net investment income	4.00%	3.89	%(c)	2.06%	.41	%(a)	.29%

(a)	Net of expenses reimbursed or waived by the Adviser.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Amount is less than $.01 per share.

11

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Shareholders and Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Money Market Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2008

12

MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Maria R. Cona, Vice President Jason A. Moshos, Vice President Raymond J. Papera, Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN The Bank of New York One Wall Street New York, NY 10286	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

13

MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR

INTERESTED DIRECTORS

Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2005)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001–2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 75 (1990)	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1990)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design and during 1988–1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

14

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi- conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008. President, Fidelity Accounting and Custody Services Company from 1993–1995. Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975–1993.	101	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005–2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993–2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

15

MONEY MARKET PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Maria R. Cona 53	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2003.

Jason A. Moshos 31	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Raymond J. Papera 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Thomas R. Manley 56	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Portfolio’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

16

MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Money Market Portfolio (the “Portfolio”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution or brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative

17

MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Lipper Variable Money Market Funds Average (the “Lipper Average”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods. The directors noted that on a net return basis the Portfolio was in the 5th quintile of the Performance Group and Performance Universe in all periods reviewed except in the 10-year period of the Performance Group when the Portfolio was in the 4th quintile, and on a gross return basis the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe in the 1-year period, 4th quintile of the Performance Group and 3rd quintile of the Performance Universe in the 3-year period, 4th quintile of the Performance Group and Performance Universe in the 5-year period and 3rd quintile of the Performance Group and Performance Universe in the 10-year period. The directors further noted that the Portfolio underperformed the Lipper Average in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, which includes the significant impact of expenses as discussed below, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s performance was understandable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser’s Form ADV and noted that the Adviser charges institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., money market securities). The directors noted that another AllianceBernstein fund advised by the Adviser has a similar investment objective yet pays a lower advisory fee than the Portfolio. The directors also reviewed information that indicated that the Adviser sub-advises another money market fund at a lower fee schedule than the Portfolio although such fund invests in different types of securities than the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper

18

AllianceBernstein Variable Products Series Fund

described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual effective fee rate of 45 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 15 basis points, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s relatively small size (approximately $50 million as of September 30, 2007) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Money Market Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$49.2	Money Market Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $86,750 (0.150% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Money Market Portfolio	Class A 0.93% Class B 1.19%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.4 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Exchange Reserves, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Exchange Reserves been applicable to the Portfolio versus the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance	0.250%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[6]
Money Market Portfolio	Short Maturity Dollar Class A	1.05% on the 1st €100 million[7] 1.00% on the next €100 million 0.95% in excess of €200 million

	Class I (Institutional)	0.50% on the 1st €100 million 0.45% on the next €100 million 0.40% in excess of €200 million

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was not affected by the settlement between the Adviser and the NYAG since the fund had lower breakpoints than the NYAG related fee schedule.

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

7	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on October 2, 2007 by Reuters was €1 per $1.4154. At that currency exchange rate, €100 million would be equivalent to approximately $141.5 million. €200 million would be equivalent to approximately $283.8 million.

21

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Money Market Portfolio. Also shown is what would have been the effective advisory fee of Money Market Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2007 net assets and the Portfolio’s advisory fees:

Portfolio			Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Client	#1[8]	0.125% on first $100 million 0.10% on next $150 million 0.05% thereafter	0.125%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes.10 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Expense Group Median	Rank
Money Market Portfolio	0.450	0.450	5/11

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Money Market Portfolio	0.935	0.655	11/11	0.502	50/51

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

8	This sub-advised fund has a more restrictive investment style than the Money Market Portfolio; the fund invests primarily in high-quality municipal short-term securities.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2006, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $64,785 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2006, the Adviser determined that it made payments in the amount of $46,496 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).14 ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the most recently completed fiscal year, ABIS received a fee of $783 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

14	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

15	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2006.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”)19 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2007.20

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
(Net)
1 year	4.53	4.82	4.95	11/11	59/60
3 year	3.19	3.44	3.60	11/11	57/58
5 year	2.15	2.32	2.46	11/11	54/56
10 year	3.26	3.39	3.51	7/9	48/51

(Gross)
1 year	5.51	5.51	5.49	5/11	20/60
3 year	4.11	4.12	4.12	7/11	34/58
5 year	2.98	2.99	2.99	7/11	34/56
10 year	4.03	4.03	4.04	4/9	29/51

17	The Deli study was originally published in 2002 based on 1997 data.

18	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

24

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending July 31, 2007 Annualized Performance
						Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)		Risk Period (Year)
Money Market Portfolio	4.53	3.19	2.15	3.26	N/A	0.55	–	3.65	10
Lipper VA Money Market Average of funds	4.87	3.51	2.39	3.49	3.80	N/A		N/A	N/A
Inception Date: December 30, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2007. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

23	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler, William H. Foulk, Jr and Gary L. Moody. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Americas Government Income Portfolio	2006	$28,935	$2,513	$8,637
	2007	30,695	4,294	8,887

AB Balanced Wealth Strategy Portfolio	2006	$28,935	$2,513	$23,649
	2007	30,695	4,294	19,887

AB Global Bond Portfolio	2006	$28,935	$2,513	$8,639
	2007	30,695	4,294	9,887

AB Global Dollar Government	2006	$28,935	$2,513	$8,602
	2007	30,695	4,294	8,887

AB Global Research Growth Portfolio	2006	$28,935	$1,013	$9,639
	2007	30,695	4,294	9,887

AB Global Technology Portfolio	2006	$28,935	$2,513	$11,023
	2007	30,695	4,294	8,887

AB Growth Portfolio	2006	$28,935	$2,513	$9,481
	2007	30,695	4,294	8,887

AB Growth & Income Portfolio	2006	$28,935	$2,513	$12,446
	2007	30,695	4,339	9,887

AB High Yield Portfolio	2006	$28,935	$2,513	$8,622
	2007	30,695	4,294	8,887

AB International Value Portfolio	2006	$28,935	$2,513	$10,465
	2007	30,695	4,328	9,887

AB Large Cap Growth Portfolio	2006	$28,935	$2,513	$10,651
	2007	30,695	4,311	8,887

AB Money Market Portfolio	2006	$28,935	$2,513	$8,636
	2007	30,695	4,294	8,887

AB Real Estate Investment Portfolio	2006	$28,935	$2,513	$13,689
	2007	30,695	4,294	19,887

AB Small Cap Growth Portfolio	2006	$28,935	$2,513	$9,219
	2007	30,695	4,294	8,887

AB Small Cap Value Portfolio	2006	$28,935	$2,513	$9,552
	2007	30,695	4,302	9,887

AB Balanced Shares	2006	$28,935	$2,513	$9,394
	2007	30,695	4,294	9,887

AB U.S. Government/High Grade Portfolio	2006	$28,935	$2,513	$8,697
	2007	30,695	4,294	8,887

AB U.S. Large Cap Blended Style Port	2006	$28,935	$2,513	$9,141
	2007	30,695	4,294	9,887

AB Utility Income Portfolio	2006	$28,935	$2,513	$9,211
	2007	30,695	4,294	9,887

AB Value Portfolio	2006	$28,935	$2,513	$9,384
	2007	30,695	4,294	9,887

AB Wealth Appreciation Strategy Port	2006	$28,935	$2,513	$14,221
	2007	30,695	4,294	19,887

AB International Growth Portfolio	2006	$28,935	$2,513	$17,728
	2007	30,695	8,939	9,887

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Americas Government Income Portfolio	2006	$1,147,882	$162,450
			$(153,813)
			$(8,637)
	2007	888,244	187,193
			(178,306)
			(8,887)

AB Balanced Wealth Strategy Portfolio	2006	$1,162,894	$177,462
			$(153,813)
			$(23,649)
	2007	899,244	200,842
			(180,955)
			(19,887)

AB Global Bond Portfolio	2006	$1,147,884	$162,452
			$(153,813)
			$(8,639)
	2007	889,244	190,842
			(180,955)
			(9,887)

AB Global Dollar Government	2006	$1,147,847	$162,415
			$(153,813)
			$(8,602)
	2007	888,244	189,842
			(180,955)
			(8,887)

AB Global Research Growth Portfolio	2006	$1,147,384	$161,952
			$(152,313)
			$(9,639)
	2007	889,244	190,842
			(180,955)
			(9,887)

AB Global Technology Portfolio	2006	$1,150,268	$164,836
			$(153,813)
			$(11,023)
	2007	888,244	189,842
			(180,955)
			(8,887)

AB Growth Portfolio	2006	$1,148,726	$163,294
			$(153,813)
			$(9,481)
	2007	888,244	189,842
			(180,955)
			(8,887)

AB Growth & Income Portfolio	2006	$1,151,691	$166,259
			$(153,813)
			$(12,446)
	2007	889,289	190,842
			(180,955)
			(9,887)

AB High Yield Portfolio	2006	$1,147,867	$162,435
			$(153,813)
			$(8,622)
	2007	888,244	189,842
			(180,955)
			(8,887)

AB International Value Portfolio	2006	$1,149,710	$164,278
			$(153,813)
			$(10,465)
	2007	889,278	190,842
			(180,955)
			(9,887)

AB Large Cap Growth Portfolio	2006	$1,149,896	$164,464
			$(153,813)
			$(10,651)
	2007	888,261	189,842
			(180,955)
			(8,887)

AB Money Market Portfolio	2006	$1,147,880	$162,448
			$(153,813)
			$(8,635)
	2007	888,244	189,842
			(180,955)
			(8,887)

AB Real Estate Investment Portfolio	2006	$1,152,934	$167,502
			$(153,813)
			$(13,689)
	2007	899,244	200,842
			(180,955)
			(19,887)

AB Small Cap Growth Portfolio	2006	$1,148,464	$163,032
			$(153,813)
			$(9,219)
	2007	888,244	189,842
			(180,955)
			(8,887)

AB Small Cap Value Portfolio	2006	$1,148,797	$163,365
			$(153,813)
			$(9,552)
	2007	889,252	190,842
			(180,955)
			(9,887)

AB Balanced Shares	2006	$1,148,639	$163,207
			$(153,813)
			$(9,394)
	2007	889,244	190,842
			(180,955)
			(9,887)

AB U.S. Government/High Grade Portfolio	2006	$1,147,942	$162,510
			$(153,813)
			$(8,697)
	2007	888,244	189,842
			(180,955)
			(8,887)

AB U.S. Large Cap Blended Style Port	2006	$1,148,386	$162,954
			$(153,813)
			$(9,141)
	2007	889,244	190,842
			(180,955)
			(9,887)

AB Utility Income Portfolio	2006	$1,148,456	$163,024
			$(153,813)
			$(9,211)
	2007	889,244	190,842
			(180,955)
			(9,887)

AB Value Portfolio	2006	$1,148,629	$163,197
			$(153,813)
			$(9,384)
	2007	889,244	190,842
			(180,955)
			(9,887)

AB Wealth Appreciation Strategy Port	2006	$1,153,466	$168,034
			$(153,813)
			$(14,221)
	2007	899,244	200,842
			(180,955)
			(19,887)

AB International Growth Portfolio	2006	$1,156,973	$171,541
			$(153,813)
			$(17,728)
	2007	892,244	189,197
			(179,310)
			(9,887)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: February 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: February 14, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 14, 2008